                                                                    Exhibit 10.6


                                CREDIT AGREEMENT

                                      AMONG


                           THANE INTERNATIONAL, INC.,


                                  VARIOUS BANKS


                                       AND


                                    PARIBAS,

                                    AS AGENT


                                   $24,000,000


                        ---------------------------------

                            DATED AS OF JUNE 10, 1999

                        ---------------------------------




CREDIT AGREEMENT

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Section 1.  Amount and Terms of Credit...................................     1

1.01  The Commitments....................................................     1

1.02  Minimum Amount of Each Borrowing...................................     3

1.03  Notice of Borrowing................................................     4

1.04  Disbursement of Funds..............................................     5

1.05  Notes..............................................................     5

1.06  Conversions........................................................     7

1.07  Pro Rata Borrowings................................................     8

1.08  Interest...........................................................     8

1.09  Interest Periods...................................................     9

1.10  Increased Costs, Illegality, etc...................................    10

1.11  Compensation.......................................................    13

1.12  Replacement of Banks...............................................    13

1.13  Change of Lending Office...........................................    15

Section 2.  Letters of Credit............................................    15

2.01  Letters of Credit..................................................    15

2.02  Minimum Stated Amount..............................................    17

2.03  Letter of Credit Requests..........................................    17

2.04  Letter of Credit Participations....................................    17

2.05  Agreement to Repay Letter of Credit Drawings.......................    19

2.06  Increased Costs....................................................    20

Section 3.  Fees; Reductions of Commitment...............................    20

3.01  Fees...............................................................    21

3.02  Voluntary Termination of Unutilized Commitments....................    22

3.03  Mandatory Reduction of Commitments.................................    22

Section 4.  Prepayments; Payments; Taxes.................................    23

CREDIT AGREEMENT

4.01  Voluntary Prepayments..............................................    23

4.02  Mandatory Repayments and Commitment Reductions.....................    24

4.03  Method and Place of Payment........................................    28

4.04  Net Payments.......................................................    28

Section 5.  Conditions Precedent to Loans on the Initial Borrowing Date..    30

5.01  Execution of Agreement; Notes......................................    30

5.02  Officer's Certificate..............................................    31

5.03  Opinions of Counsel................................................    31

5.04  Corporate Documents; Proceedings...................................    31

5.05  Plans; Shareholders' Agreements; Management Agreements; Employment
      Agreements; Collective Bargaining Agreements; Debt Agreements;
      Affiliate Contracts; Tax Sharing Agreements; and Material Contracts    31

5.06  Consummation of the Recapitalization...............................    33

5.07  Pledge Agreement...................................................    34

5.08  Security Agreement.................................................    34

5.09  Subsidiaries Guaranty..............................................    35

5.10  Material Adverse Change, etc.......................................    35

5.11  Litigation.........................................................    35

5.12  Fees, etc..........................................................    35

5.13  Solvency Certificate; Insurance Analyses...........................    36

5.14  Approvals..........................................................    36

5.15  Financial Statements; Projections; Management Letter Reports;
      Background Investigation Reports...................................    36

5.16  Refinancing........................................................    38

5.17  Funding............................................................    38

5.18  Consent Letter.....................................................    39

5.19  Borrowing Base Certificate.........................................    39

5.20  Landlord Agreements................................................    39

5.21  PCF/PNA Warrants...................................................    39

Section 6.  Conditions Precedent to All Credit Events....................    39

6.01  No Default; Representations and Warranties.........................    39

CREDIT AGREEMENT

6.02  Notice of Borrowing; Letter of Credit Request......................    39

Section 7.  Representations, Warranties and Agreements...................    40

7.01  Corporate Status...................................................    40

7.02  Corporate Power and Authority......................................    40

7.03  No Violation.......................................................    41

7.04  Governmental Approvals.............................................    41

7.05  Financial Statements; Financial Condition; Undisclosed Liabilities;
      Projections; etc...................................................    41

7.06  Litigation.........................................................    43

7.07  True and Complete Disclosure.......................................    43

7.08  Use of Proceeds; Margin Regulations................................    43

7.09  Tax Returns and Payments...........................................    44

7.10  Compliance with ERISA..............................................    44

7.11  The Security Documents.............................................    45

7.12  Representations and Warranties in Documents........................    46

7.13  Properties.........................................................    46

7.14  Capitalization.....................................................    47

7.15  Subsidiaries.......................................................    47

7.16  Compliance with Statutes, etc......................................    48

7.17  Investment Company Act.............................................    48

7.18  Public Utility Holding Company Act.................................    48

7.19  Environmental Matters..............................................    48

7.20  Year 2000 Reprogramming............................................    49

7.21  Labor Relations....................................................    50

7.22  Patents, Licenses, Franchises and Formulas.........................    50

7.23  Indebtedness.......................................................    51

7.24  Restrictions on or Relating to Subsidiaries........................    51

7.25  The Transaction....................................................    51

7.26  Material Contracts.................................................    52

7.27  Valid Issuance of Borrower Common Stock............................    52

CREDIT AGREEMENT

Section 8.  Affirmative Covenants........................................    52

8.01  Information Covenants..............................................    52

8.02  Books, Records and Inspections.....................................    56

8.03  Maintenance of Property, Insurance.................................    56

8.04  Corporate Franchises...............................................    57

8.05  Compliance with Statutes, etc......................................    57

8.06  Compliance with Environmental Laws.................................    58

8.07  ERISA..............................................................    59

8.08  End of Fiscal Year; Fiscal Quarters................................    60

8.09  Performance of Obligations.........................................    60

8.10  Payment of Taxes...................................................    60

8.11  Interest Rate Protection...........................................    60

8.12  Use of Proceeds....................................................    60

8.13  UCC Searches.......................................................    61

8.14  Intellectual Property Rights.......................................    61

8.15  Registry...........................................................    61

8.16  Further Actions....................................................    62

8.17  Bank Deposit Account; Concentration Account........................    63

8.18  Year 2000 Compliance...............................................    64

Section 9.  Negative Covenants...........................................    64

9.01  Liens..............................................................    64

9.02  Consolidation, Merger, Purchase or Sale of Assets, etc.............    67

9.03  Dividends..........................................................    69

9.04  Indebtedness.......................................................    70

9.05  Advances, Investments and Loans....................................    71

9.06  Transactions with Affiliates.......................................    73

9.07  Capital Expenditures...............................................    73

9.08  Fixed Charge Coverage Ratio........................................    74

9.09  Interest Coverage Ratio............................................    75

9.10  Consolidated Indebtedness to Consolidated EBITDA...................    75

CREDIT AGREEMENT

9.11  Minimum EBITDA.....................................................    76

9.12  Limitation on Voluntary Payments and Modification; Limitation on
      Modifications of Certificate of Incorporation, By-Laws and Certain
      Other Agreements; etc..............................................    77

9.13  Limitation on Certain Restrictions on Subsidiaries.................    78

9.14  Limitation on Issuance of Capital Stock............................    78

9.15  Business...........................................................    79

9.16  Limitation on Creation of Subsidiaries.............................    79

9.17  Concentration Account; Bank Deposit Accounts.......................    79

9.18  No Further Negative Pledges........................................    79

9.19  Product Acquisition Expenditures...................................    79

Section 10.  Events of Default...........................................    80

10.01 Payments...........................................................    80

10.02 Representations, etc...............................................    80

10.03 Covenants..........................................................    80

10.04 Default Under Other Agreements.....................................    80

10.05 Bankruptcy, etc....................................................    81

10.06 ERISA..............................................................    81

10.07 Security Documents.................................................    82

10.08 Subsidiaries Guaranty..............................................    82

10.09 Judgments..........................................................    82

10.10 Change in Control..................................................    83

10.11 Change in Management...............................................    83

Section 11.  Definitions and Accounting Terms............................    83

11.01 Defined Terms......................................................    84

Section 12.  The Agent...................................................   109

12.01 Appointment........................................................   109

12.02 Nature of Duties...................................................   109

12.03 Lack of Reliance on the Agent......................................   110

12.04 Certain Rights of the Agent........................................   110

12.05 Reliance...........................................................   111

CREDIT AGREEMENT

12.06 Indemnification....................................................   111

12.07 The Agent in Its Individual Capacity...............................   111

12.08 Holders............................................................   112

12.09 Resignation by the Agent...........................................   112

Section 13.  Miscellaneous...............................................   112

13.01 Payment of Expenses, etc...........................................   112

13.02 Right of Setoff....................................................   113

13.03 Notices............................................................   114

13.04 Benefit of Agreement...............................................   114

13.05 No Waiver; Remedies Cumulative.....................................   116

13.06 Payments Pro Rata..................................................   116

13.07 Calculations; Computations.........................................   117

13.08 GOVERNING LAW; SUBMISSION TO JURISDICTION; VENUE; WAIVER OF JURY
      TRIAL..............................................................   117

13.09 Counterparts.......................................................   118

13.10 Effectiveness......................................................   119

13.11 Headings Descriptive...............................................   119

13.12 Amendment or Waiver................................................   119

13.13 Survival...........................................................   120

13.14 Domicile of Loans..................................................  120

13.15 Post-Closing Obligations...........................................  121


SCHEDULE I     COMMITMENTS
SCHEDULE II    INSURANCE
SCHEDULE III   PROJECTIONS
SCHEDULE IV    ERISA
SCHEDULE V     REAL PROPERTY
SCHEDULE VI    CAPITALIZATION
SCHEDULE VII   EXISTING INDEBTEDNESS
SCHEDULE VIII  MATERIAL CONTRACTS
SCHEDULE IX    EXISTING LIENS
SCHEDULE X     LITIGATION
SCHEDULE XI    SUBSIDIARIES

CREDIT AGREEMENT

EXHIBIT A-1    NOTICE OF BORROWING
EXHIBIT A-2    NOTICE OF CONVERSION
EXHIBIT B-1    TERM NOTE
EXHIBIT B-2    REVOLVING NOTE
EXHIBIT B-3    SWINGLINE NOTE
EXHIBIT C      LETTER OF CREDIT REQUEST
EXHIBIT D      SECTION 4.04(b)(ii) CERTIFICATE
EXHIBIT E      FORM OF OPINION OF WHITE & CASE
EXHIBIT F      OFFICERS' CERTIFICATE OF CREDIT PARTIES
EXHIBIT G-1    FORM OF CREDIT PARTIES PLEDGE AGREEMENT
EXHIBIT G-2    FORM OF STOCKHOLDERS PLEDGE AGREEMENT
EXHIBIT H      FORM OF SECURITY AGREEMENT
EXHIBIT I      [RESERVED]
EXHIBIT J      SUBSIDIARIES GUARANTY
EXHIBIT K      SOLVENCY CERTIFICATE
EXHIBIT L      CONSENT LETTER
EXHIBIT M      BORROWING BASE CERTIFICATE
EXHIBIT N      SUBORDINATED REDEMPTION NOTE
EXHIBIT O      SUBORDINATION PROVISIONS
EXHIBIT P      INTERCOMPANY NOTE
EXHIBIT Q      BANK ASSIGNMENT AND ASSUMPTION AGREEMENT

CREDIT AGREEMENT

            CREDIT AGREEMENT, dated as of June 10, 1999, among THANE INTERNATIONAL, INC., a corporation organized and existing under the laws of the State of Delaware (the "BORROWER"), the financial institutions party hereto from time to time (each a "BANK" and, collectively, the "BANKS"), and PARIBAS, as agent (the "AGENT"). Unless otherwise defined herein, all capitalized terms used herein and defined in Section 11 are used herein as therein defined.

                              W I T N E S S E T H :


            WHEREAS, subject to and upon the terms and conditions herein set forth, the Banks are willing to make available to the Borrower the respective credit facilities provided for herein:

            NOW, THEREFORE, IT IS AGREED:


            SECTION 1. AMOUNT AND TERMS OF CREDIT.

            1.01 THE COMMITMENTS. (a) Subject to and upon the terms and conditions set forth herein, each Bank with a Term Loan Commitment severally agrees to make, on the Initial Borrowing Date, a term loan (each a "TERM LOAN" and, collectively, the "TERM LOANS") to the Borrower, which Term Loans (i) shall be made and initially maintained as a single Borrowing of Base Rate Loans (subject to the option to convert such Base Rate Loans pursuant to Section 1.06) and (ii) shall not exceed for any Bank, in initial principal amount, that amount which equals the Term Loan Commitment of such Bank on the Initial Borrowing Date (before giving effect to any reductions thereto on such date pursuant to Section 3.03(b)). Once repaid, Term Loans incurred hereunder may not be reborrowed.

            (b) Subject to and upon the terms and conditions set forth herein, each Bank with a Revolving Loan Commitment severally agrees, at any time and from time to time on and after the Initial Borrowing Date and prior to the Revolving Loan Maturity Date, to make a loan or loans (each a "REVOLVING LOAN" and, collectively, the "REVOLVING LOANS") to the Borrower, which Revolving Loans
(i) shall, at the option of the Borrower, be Base Rate Loans or Eurodollar Loans; provided that (x) except as otherwise specifically provided in Section 1.10(b), all Revolving Loans comprising the same Borrowing shall at all times be of the same Type, and (y) prior to the Syndication Termination Date, no Borrowings of Revolving Loans may be made or maintained as Eurodollar Loans,
(ii) may be repaid and reborrowed in accordance with the provisions hereof,
(iii) shall not exceed for any Bank at any time outstanding that aggregate

CREDIT AGREEMENT
principal amount which, when added to the product of (x) such Bank's Percentage and (y) the sum of the aggregate outstanding principal amount of Swingline Loans and the aggregate amount of all Letter of Credit Outstandings (exclusive of Unpaid Drawings which are repaid with the proceeds of, and simultaneously with the incurrence of, the respective incurrence of Revolving Loans), equals the Revolving Loan Commitment of such Bank at such time, and (iv) shall not exceed for all Banks at any time that aggregate principal amount which, when added to the sum of the aggregate amount of all Letter of Credit Outstandings and the aggregate outstanding principal amount of Swingline Loans at such time, equals the Borrowing Base at such time. On the Initial Borrowing Date, the Borrower may not borrow more than $500,000 in the aggregate under the Revolving Loan Facility.

            (c) Subject to and upon the terms and conditions herein set forth, the Swingline Bank agrees to make, at any time and from time to time after the Initial Borrowing Date and prior to the Swingline Expiry Date, a loan or loans to the Borrower (each a "SWINGLINE LOAN" and, collectively, the "SWINGLINE LOANS"), which Swingline Loans (i) shall be made and maintained as Base Rate Loans, (ii) may be repaid and reborrowed in accordance with the provisions hereof, (iii) shall not exceed in aggregate principal amount at any time outstanding, when combined with (x) the aggregate principal amount of all Revolving Loans then outstanding and (y) all Letter of Credit Outstandings at such time (exclusive of Unpaid Drawings which are repaid with the proceeds of, and simultaneously with the incurrence of, the respective incurrence of Swingline Loans), an amount equal to the lesser of (A) the Total Revolving Loan Commitment at such time (after giving effect to any reductions to the Total Revolving Loan Commitment on such date) and (B) the Borrowing Base at such time, and (iv) shall not exceed in aggregate principal amount at any time outstanding the Maximum Swingline Amount. The Swingline Bank shall not be obligated to make any Swingline Loans at a time when a Bank Default exists unless the Swingline Bank has entered into arrangements satisfactory to it and the Borrower to eliminate the Swingline Bank's risk with respect to the Defaulting Bank's or Banks' participation in such Swingline Loans, including by cash collateralizing such Defaulting Bank's or Banks' Percentage(s) of the outstanding Swingline Loans. The Swingline Bank shall not make any Swingline Loan after receiving a written notice from the Borrower or the Required Banks stating that a Default or an Event of Default exists and is continuing until such time as the Swingline Bank shall have received written notice of (i) rescission of all such notices from the party or parties originally delivering such notices or (ii) the waiver of such Default or Event of Default by the Required Banks.

            (d) On any Business Day, the Swingline Bank may, in its sole discretion, give notice to the Banks that its outstanding Swingline Loans shall be funded with a Borrowing of Revolving Loans; provided that such notice shall be deemed to have been automatically given upon the occurrence of a Default or an Event of Default


                                       2
CREDIT AGREEMENT
under Section 10.05 or upon the exercise of any of the remedies provided in the last paragraph of Section 10, in which case a Borrowing of Revolving Loans constituting Base Rate Loans (each such Borrowing, a "MANDATORY BORROWING") shall be made on the immediately succeeding Business Day from all Banks with a Revolving Loan Commitment (without giving effect to any terminations and/or reductions thereto pursuant to the last paragraph of Section 10) pro rata on the basis of their respective Percentages (determined before giving effect to any termination of the Revolving Loan Commitments pursuant to the last paragraph of
Section 10) and the proceeds thereof shall be applied directly to the Swingline Bank to repay the Swingline Bank for such outstanding Swingline Loans. Each such Bank hereby irrevocably agrees to make Revolving Loans upon one Business Day's notice pursuant to each Mandatory Borrowing in the amount and in the manner specified in the preceding sentence and on the date specified in writing by the Swingline Bank notwithstanding (i) that the amount of the Mandatory Borrowing may not comply with the minimum amount for Borrowings otherwise required hereunder, (ii) whether any conditions specified in Section 6 are then satisfied, (iii) whether a Default or an Event of Default then exists, (iv) the date of such Mandatory Borrowing, and (v) any reduction in the Total Revolving Loan Commitment after any such Swingline Loans were made. In the event that any Mandatory Borrowing cannot for any reason be made on the date otherwise required above (including, without limitation, as a result of the commencement of a proceeding under the Bankruptcy Code with respect to the Borrower), then each such Bank hereby agrees that it shall forthwith purchase (as of the date the Mandatory Borrowing would otherwise have occurred, but adjusted for any payments received from the Borrower in respect of outstanding Swingline Loans on or after such date and prior to such purchase) from the Swingline Bank (without recourse or warranty) such participations in the outstanding Swingline Loans as shall be necessary to cause such Banks to share in such Swingline Loans ratably based upon their respective Percentages (determined before giving effect to any termination of the Revolving Loan Commitments pursuant to the last paragraph of
Section 10); provided that (x) all interest payable on the Swingline Loans shall be for the account of the Swingline Bank until the date as of which the respective participations are required to be purchased and, to the extent attributable to any purchased participation, shall be payable to the applicable participant from and after such date, and (y) at the time any purchase of participations pursuant to this sentence is actually made, each purchasing Bank shall be required to pay the Swingline Bank interest on the principal amount of the participation purchased by such Bank, for each day from and including the day upon which the Mandatory Borrowing would otherwise have occurred to but excluding the date of payment for such participation, at the rate otherwise applicable to Revolving Loans maintained as Base Rate Loans hereunder for each day thereafter.



                                       3
CREDIT AGREEMENT

            1.02 MINIMUM AMOUNT OF EACH BORROWING. The aggregate principal amount of each Borrowing under a Facility hereunder shall not be less than the Minimum Borrowing Amount for such Facility and, if greater, shall be in integral multiples of $100,000 in the case of all Loans. More than one Borrowing may occur on the same date, but at no time shall there be outstanding more than five Borrowings of Eurodollar Loans.

            1.03 NOTICE OF BORROWING. (a) Whenever the Borrower desires to make a Borrowing hereunder (excluding Borrowings of Swingline Loans and Mandatory Borrowings), it shall give the Agent at its Notice Office, prior to 12:30 P.M. (New York time), at least one Business Day's prior written notice (or telephonic notice promptly confirmed in writing) of each Borrowing of Base Rate Loans and at least three Business Days' prior written notice (or telephonic notice promptly confirmed in writing) of each Borrowing of Eurodollar Loans. Each such notice (each a "NOTICE OF BORROWING"), except as otherwise expressly provided in
Section 1.10, shall be irrevocable and shall be given by the Borrower in the form of Exhibit A-1, appropriately completed to specify (i) the aggregate principal amount of the Loans to be made pursuant to such Borrowing, (ii) the date of such Borrowing (which shall be a Business Day), (iii) whether the Loans being made pursuant to such Borrowing shall constitute Term Loans or Revolving Loans, and (iv) whether the Loans being made pursuant to such Borrowing are to be initially maintained as Base Rate Loans or Eurodollar Loans and, if Eurodollar Loans, the initial Interest Period to be applicable thereto. Any notice received after 12:30 P.M. (New York time) shall be deemed to be received on the next succeeding Business Day. The Agent shall promptly give each Bank which is required to make Loans of the Tranche specified in the respective Notice of Borrowing notice of such proposed Borrowing, of such Bank's proportionate share thereof and of the other matters specified in the Notice of Borrowing.

            (b) (i) Whenever the Borrower desires to make a Borrowing of Swingline Loans hereunder, it shall give the Swingline Bank, not later than 12:30 P.M. (New York time) on the date that the Swingline Loan is to be made, written notice (or telephonic notice confirmed in writing) of each Swingline Loan to be made hereunder. Each such notice shall be irrevocable and specify in each case (A) the date of Borrowing (which shall be a Business Day) and (B) the aggregate principal amount of Swingline Loans to be made pursuant to such Borrowing.

            (ii) Without in any way limiting the obligation of the Borrower to confirm in writing any telephonic notice permitted to be given hereunder, the Agent or the respective Issuing Bank (in the case of Letters of Credit) or the Swingline Bank, as the case may be, may, prior to receipt of written confirmation, act without liability upon the basis of telephonic notice believed by the Agent or the respective Issuing Bank (in the case of Letters of Credit) or the Swingline Bank, as the case may be, in good faith to


                                       4
CREDIT AGREEMENT
be from an Authorized Officer of the Borrower. In each such case, the Agent's or such Issuing Bank's or the Swingline Bank's record of the terms of such telephonic notice shall be conclusive absent manifest error.

            (iii) Mandatory Borrowings shall be made upon the notice specified in Section 1.01(d), with the Borrower irrevocably agreeing, by its incurrence of any Swingline Loan, to the making of the Mandatory Borrowings as set forth in
Section 1.01(d).

            1.04 DISBURSEMENT OF FUNDS. No later than 12:00 Noon (New York time) on the date specified in each Notice of Borrowing (or (x) in the case of Swingline Loans, no later than the close of business on the date specified pursuant to Section 1.03(b)(i), or (y) in the case of Mandatory Borrowings, not later than 12:00 Noon (New York time) on the date specified in Section 1.01(d)), each Bank with a Commitment of the respective Tranche will make available its pro rata portion (determined in accordance with Section 1.07) of each such Borrowing requested to be made on such date (or, in the case of Swingline Loans, the Swingline Bank shall make available the full amount thereof). All such amounts shall be made available in Dollars and in immediately available funds at the Payment Office, and the Agent will make available to the Borrower at the Payment Office the aggregate of the amounts so made available by the Banks. Unless the Agent shall have been notified in writing by any Bank prior to the date of Borrowing that such Bank does not intend to make available to the Agent such Bank's portion of any Borrowing to be made on such date, the Agent may assume that such Bank has made such amount available to the Agent on such date of Borrowing and the Agent may, in reliance upon such assumption, make available to the Borrower a corresponding amount. If such corresponding amount is not in fact made available to the Agent by such Bank, the Agent shall be entitled to recover such corresponding amount on demand from such Bank. If such Bank does not pay such corresponding amount forthwith upon the Agent's demand therefor, the Agent shall promptly notify the Borrower, and the Borrower shall immediately pay such corresponding amount to the Agent. The Agent shall also be entitled to recover on demand from such Bank or the Borrower, as the case may be, interest on such corresponding amount in respect of each day from the date such corresponding amount was made available by the Agent to the Borrower until the date such corresponding amount is recovered by the Agent, at a rate per annum equal to (i) if recovered from such Bank, the Federal Funds Rate, and (ii) if recovered from the Borrower, the rate of interest applicable to the respective Borrowing as determined pursuant to Section 1.08. Nothing in this Section 1.04 shall be deemed to relieve any Bank from its obligation to make Loans hereunder or to prejudice any rights which the Borrower may have against any Bank as a result of any failure by such Bank to make Loans hereunder.



                                       5
CREDIT AGREEMENT

            1.05 NOTES. (a) The Borrower's obligation to pay the principal of, and interest on, the Loans made by each Bank shall be evidenced (i) if Term Loans, by a promissory note duly executed and delivered by the Borrower substantially in the form of Exhibit B-1 with blanks appropriately completed in conformity herewith (each a "TERM NOTE" and, collectively, the "TERM NOTES"),
(ii) if Revolving Loans, by a promissory note duly executed and delivered by the Borrower substantially in the form of Exhibit B-2 with blanks appropriately completed in conformity herewith (each a "REVOLVING NOTE" and, collectively, the "REVOLVING NOTES"), and (iii) if Swingline Loans, by a promissory note duly executed and delivered by the Borrower substantially in the form of Exhibit B-3 with blanks appropriately completed in conformity herewith (the "SWINGLINE NOTE").

            (b) The Term Note issued to each Bank with a Term Loan Commitment shall (i) be executed by the Borrower, (ii) be payable to the order of such Bank or its registered assigns and be dated the Initial Borrowing Date, (iii) be in a stated principal amount equal to the Term Loan made by such Bank on the Initial Borrowing Date and be payable in the principal amount of the Term Loan evidenced thereby, (iv) mature on the Term Loan Maturity Date, (v) bear interest as provided in the appropriate clause of Section 1.08 in respect of the Base Rate Loans and Eurodollar Loans, as the case may be, evidenced thereby, (vi) be subject to voluntary repayment as provided in Section 4.01 and mandatory repayment as provided in Section 4.02, and (vii) be entitled to the benefits of this Agreement and the Subsidiaries Guaranty and be secured by the Security Documents.

            (c) The Revolving Note issued to each Bank with a Revolving Loan Commitment shall (i) be executed by the Borrower, (ii) be payable to the order of such Bank or its registered assigns and be dated the Initial Borrowing Date,
(iii) be in a stated principal amount equal to the Revolving Loan Commitment of such Bank and be payable in the principal amount of the Revolving Loans evidenced thereby from time to time, (iv) mature on the Revolving Loan Maturity Date, (v) bear interest as provided in the appropriate clause of Section 1.08 in respect of the Base Rate Loans and Eurodollar Loans, as the case may be, evidenced thereby, (vi) be subject to voluntary repayment as provided in Section
4.01 and mandatory repayment as provided in Section 4.02, and (vii) be entitled to the benefits of this Agreement and the Subsidiaries Guaranty and be secured by the Security Documents.

            (d) The Swingline Note issued to the Swingline Bank shall (i) be executed by the Borrower, (ii) be payable to the order of the Swingline Bank or its registered assigns and be dated the Initial Borrowing Date, (iii) be in a stated principal amount equal to the Maximum Swingline Amount and be payable in the principal amount of the outstanding Swingline Loans evidenced thereby from time to time, (iv) mature on the Swingline Expiry Date, (v) bear interest as provided in the appropriate


                                       6
CREDIT AGREEMENT
clause of Section 1.08 in respect of the Base Rate Loans evidenced thereby, (vi) be subject to voluntary repayment as provided in Section 4.01 and mandatory repayment as provided in Section 4.02, and (vii) be entitled to the benefits of this Agreement and the Subsidiaries Guaranty and be secured by the Security Documents.

            (e) Each Bank will note on its internal records the amount of each Loan made by it and each payment in respect thereof and will, prior to any transfer of any of its Notes, endorse on the reverse side thereof the outstanding principal amount of Loans evidenced thereby. Failure to make any such notation or the making of an incorrect notation shall not affect the Borrower's obligations in respect of such Loans.

            1.06 CONVERSIONS. The Borrower shall have the option to convert, on any Business Day, all or a portion at least equal to the applicable Minimum Borrowing Amount for such Tranche of the outstanding principal amount of the Loans (other than Swingline Loans, which may not be converted pursuant to Section 1.06) made pursuant to one or more Borrowings (so long as of the same Tranche) of one Type of Loan into a Borrowing or Borrowings (of the same Tranche) of the other Type of Loan; provided that:

            (i) except as otherwise provided in Section 1.10(b) or if the Borrower pays all amounts owing in connection therewith pursuant to
      Section 1.11, Eurodollar Loans may be converted into Base Rate Loans only on the last day of an Interest Period applicable to the Loans being converted and no partial conversion of Eurodollar Loans shall reduce the outstanding principal amount of such Eurodollar Loans made pursuant to a single Borrowing to less than the applicable Minimum Borrowing Amount for the Tranche applicable thereto;

            (ii) Base Rate Loans may only be converted into Eurodollar Loans if no Default or Event of Default is in existence on the date of the conversion;

            (iii) no conversion pursuant to this Section 1.06 shall result in a greater number of Borrowings than is permitted under Section 1.02; and

            (iv) no conversions of Base Rate Loans into Eurodollar Loans may be made prior to the Syndication Termination Date.


Each such conversion shall be effected by the Borrower by giving the Agent at its Notice Office, prior to 12:30 P.M. (New York time), at least three Business Days' (or one Business Day in the case of a conversion into Base Rate Loans) prior written notice (or telephonic notice promptly confirmed in writing) (each a "NOTICE OF CONVERSION"), which notice shall be in the form of Exhibit A-2, appropriately completed to specify the


                                       7
CREDIT AGREEMENT

Loans to be so converted, the Borrowing(s) pursuant to which such Loans were made and, if to be converted into Eurodollar Loans, the Interest Period to be initially applicable thereto.

            1.07 PRO RATA BORROWINGS. All Borrowings of Loans (other than Swingline Loans) under this Agreement shall be incurred from the Banks pro rata on the basis of their respective Term Loan Commitments or Revolving Loan Commitments, as the case may be. It is understood that no Bank shall be responsible for any default by any other Bank of its obligation to make Loans hereunder and that each Bank shall be obligated to make the Loans provided to be made by it hereunder regardless of the failure of any other Bank to make its Loans hereunder.

            1.08 INTEREST. (a) The Borrower agrees to pay interest in respect of the unpaid principal amount of each Base Rate Loan made to it, from the date of the Borrowing thereof until the earlier of (i) the maturity (whether by acceleration or otherwise) of such Base Rate Loan and (ii) the conversion of such Base Rate Loan to a Eurodollar Loan pursuant to Section 1.06, at a rate per annum which shall at all times be equal to the sum of the Applicable Margin plus the Base Rate in effect from time to time.

            (b) The Borrower agrees to pay interest in respect of the unpaid principal amount of each Eurodollar Loan made to it, from the date of the Borrowing thereof until the earlier of (i) the maturity (whether by acceleration or otherwise) of such Eurodollar Loan and (ii) the conversion of such Eurodollar Loan to a Base Rate Loan pursuant to Section 1.06, 1.09 or 1.10(b), as applicable, at a rate per annum which shall, during each Interest Period applicable thereto, be equal to the sum of the Applicable Margin plus the Quoted Rate for such Interest Period.

            (c) Overdue principal and, to the extent permitted by law, overdue interest in respect of each Loan and any other overdue amount payable hereunder shall, in each case, bear interest at a rate per annum equal to the greater of
(x) the rate which is 2% per annum in excess of the rate otherwise applicable to Base Rate Loans of the respective Tranche of Loans from time to time and (y) the rate which is 2% in excess of the rate borne by such Loans. Interest which accrues under this Section 1.08(c) shall be payable on demand.

            (d) Accrued (and theretofore unpaid) interest shall be payable (i) in respect of each Base Rate Loan, quarterly in arrears on each Quarterly Payment Date, (ii) in respect of each Eurodollar Loan, on (x) the date of any prepayment or repayment thereof (on the amount prepaid or repaid), (y) the date of any conversion thereof into a Base Rate Loan pursuant to Section 1.06, 1.09 or 1.10(b), as applicable (on the amount converted), and (z) on the last day of each Interest Period applicable thereto and, in the


                                       8
CREDIT AGREEMENT
case of an Interest Period in excess of three months, on each date occurring at three month intervals after the first day of such Interest Period, and (iii) in respect of each Loan, at maturity (whether by acceleration or otherwise) and, after such maturity, on demand.

            (e) Upon each Interest Determination Date, the Agent shall determine the Quoted Rate for the Interest Period applicable to Eurodollar Loans and shall promptly notify the Borrower and the Banks thereof. Each such determination shall, absent manifest error, be final and conclusive and binding on all parties hereto.

            (f) All computations of interest hereunder shall be made in accordance with Section 13.07(b).

            1.09 INTEREST PERIODS. At the time it gives any Notice of Borrowing or Notice of Conversion in respect of the making of, or conversion into, a Eurodollar Loan (in the case of the initial Interest Period applicable thereto), or prior to 12:30 p.m. (New York time) on the third Business Day prior to the expiration of an Interest Period applicable to a Eurodollar Loan (in the case of any subsequent Interest Period), the Borrower shall have the right to elect, by giving the Agent notice thereof, the interest period (each an "INTEREST PERIOD") applicable to such Eurodollar Loan, which Interest Period shall, at the option of the Borrower, be a one, three or six month period; provided, however, that:

            (i) all Eurodollar Loans comprising a single Borrowing shall at all times have the same Interest Period;

            (ii) the initial Interest Period for any Eurodollar Loan shall commence on the date of Borrowing of such Loan (including the date of any conversion thereto from a Borrowing of Base Rate Loans) and each Interest Period occurring thereafter in respect of such Loan shall commence on the day on which the next preceding Interest Period applicable thereto expires;

            (iii) if any Interest Period relating to a Eurodollar Loan begins on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period, such Interest Period shall end on the last Business Day of such calendar month;

            (iv) if any Interest Period would otherwise expire on a day which is not a Business Day, such Interest Period shall expire on the next succeeding Business Day; provided, however, that if any Interest Period for a Eurodollar Loan would otherwise expire on a day which is not a Business Day but is a day


                                       9
CREDIT AGREEMENT
      of the month after which no further Business Day occurs in such month, such Interest Period shall expire on the next preceding Business Day;

            (v) no Interest Period for a Borrowing under a Tranche shall be selected which extends beyond the respective Maturity Date of such Tranche;

            (vi) no Interest Period may be selected at any time when any Default or Event of Default is then in existence;

            (vii) no Interest Period in respect of any Borrowing of Term Loans shall be selected which extends beyond any date upon which a Scheduled Term Loan Repayment will be required to be made under Section 4.02(A)(c) if, after giving effect to the selection of such Interest Period, the aggregate principal amount of Term Loans maintained as Eurodollar Loans which have Interest Periods expiring after such date will be in excess of the aggregate principal amount of Term Loans then outstanding less the aggregate amount of such Scheduled Term Loan Repayment;

            (viii) no Interest Period may be selected at any time prior to the Syndication Termination Date; and

            (ix) no Interest Period in respect of any Borrowing of Revolving Loans shall be selected which extends beyond the Revolving Loan Maturity Date.


If, upon the expiration of any Interest Period applicable to a Borrowing of Eurodollar Loans, the Borrower has failed to elect a new Interest Period to be applicable to such Eurodollar Loans as provided above or a Default or Event of Default then exists, the Borrower shall be deemed to have elected to convert such Eurodollar Loans into Base Rate Loans effective as of the expiration date of such current Interest Period.

            1.10 INCREASED COSTS, ILLEGALITY, ETC. (a) In the event that any Bank shall have determined (which determination shall, absent manifest error, be final and conclusive and binding upon all parties hereto but, with respect to clause (i) below, may be made only by the Agent):

            (i) on any Interest Determination Date that, by reason of any changes arising after the date of this Agreement affecting the interbank Eurodollar market, adequate and fair means do not exist for ascertaining the applicable interest rate on the basis provided for in the definition of Quoted Rate; or



                                       10
CREDIT AGREEMENT

            (ii) at any time, that such Bank shall incur increased costs or reductions in the amounts received or receivable hereunder with respect to any Eurodollar Loan because of (x) any change since the date of this Agreement in any applicable law or governmental rule, regulation, order, guideline or request (whether or not having the force of law) or in the interpretation or administration thereof and including the introduction of any new law or governmental rule, regulation, order, guideline or request, such as, for example, but not limited to: (A) a change in the basis of taxation of payments to any Bank of the principal of or interest on the Notes or any other amounts payable hereunder (except for changes in the rate of tax on, or determined by reference to, the net income or profits of such Bank imposed by the jurisdiction in which its principal office or applicable lending office is located) or (B) a change in official reserve requirements (but, in all events, excluding reserves required under Regulation D to the extent included in the computation of the Quoted Rate) and/or (y) other circumstances since the date of this Agreement affecting such Bank or the interbank Eurodollar market or the position of such Bank in such market; or

            (iii) at any time since the date of the Agreement, that the making or continuance of any Eurodollar Loan has been made (x) unlawful by compliance by such Bank in good faith with any law or governmental rule, regulation or order, (y) impossible by compliance by any Bank in good faith with any governmental request (whether or not having the force of law), or (z) impracticable as a result of a contingency occurring after the date of this Agreement which materially and adversely affects the interbank Eurodollar market;

then, and in any such event, such Bank (or the Agent, in the case of clause (i) above) shall promptly give notice (if by telephone, promptly confirmed in writing) to the Borrower, and, except in the case of clause (i) above, to the Agent of such determination (which notice the Agent shall promptly transmit to each of the other Banks). Thereafter (x) in the case of clause (i) above, Eurodollar Loans shall no longer be available until such time as the Agent notifies the Borrower and the Banks that the circumstances giving rise to such notice by the Agent no longer exist, and any Notice of Borrowing or Notice of Conversion given by the Borrower with respect to Eurodollar Loans which have not yet been incurred (including by way of conversion) shall be deemed rescinded by the Borrower, (y) in the case of clause (ii) above, the Borrower shall pay to such Bank, promptly upon written demand therefor (accompanied by the written notice referred to below), such additional amounts (in the form of an increased rate of, or a different method of calculating, interest or otherwise as such Bank in its sole discretion shall determine) as shall be required to compensate such Bank for such increased costs or reductions in amounts received or receivable hereunder (a written notice as to the


                                       11
CREDIT AGREEMENT
additional amounts owed to such Bank, showing in reasonable detail the basis for the calculation thereof, submitted to the Borrower by such Bank shall, absent manifest error, be final and conclusive and binding on all the parties hereto), and (z) in the case of clause (iii) above, the Borrower shall take one of the actions specified in Section 1.10(b) as promptly as possible and, in any event, within the time period required by law.

            (b) At any time that any Eurodollar Loan is affected by the circumstances described in Section 1.10(a)(ii) or (iii), the Borrower may (and in the case of a Eurodollar Loan affected by the circumstances described in
Section 1.10(a)(iii) shall) either (i) if the affected Eurodollar Loan is then being made initially or pursuant to a conversion, by giving the Agent telephonic notice (confirmed in writing) on the same date that such Borrower was notified by the affected Bank or the Agent pursuant to Section 1.10(a)(ii) or (iii), cancel the respective Borrowing or conversion, or (ii) if the affected Eurodollar Loan is then outstanding, upon at least three Business Days' written notice to the Agent, require the affected Bank to convert such Eurodollar Loan into a Base Rate Loan; provided that if more than one Bank is affected at any time, then all affected Banks must be treated the same pursuant to this Section 1.10(b).

            (c) If any Bank shall have determined that, after the date hereof, the adoption or effectiveness of any applicable law, rule or regulation regarding capital adequacy, or any change therein, or any change in the interpretation or administration thereof by the National Association of Insurance Commissioners ("NAIC") or any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by such Bank or any corporation controlling such Bank with any request or directive regarding capital adequacy (whether or not having the force of law) of the NAIC or any such authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on such Bank's or such other corporation's capital or assets as a consequence of such Bank's Commitment or Commitments hereunder or its obligations hereunder to a level below that which such Bank or such other corporation could have achieved but for such adoption, effectiveness, change or compliance (taking into consideration such Bank's or such other corporation's policies with respect to capital adequacy), then from time to time, upon written demand by such Bank (with a copy to the Agent), accompanied by the notice referred to in the last sentence of this clause (c), the Borrower shall pay to such Bank such additional amount or amounts as will compensate such Bank or such other corporation for such reduction. In determining such additional amounts, each Bank will act reasonably and in good faith and will use reasonable averaging and attribution methods. Each Bank, upon determining that any additional amounts will be payable pursuant to this Section 1.10(c), will give prompt written notice thereof to the Borrower (a copy of which shall be sent by such Bank to the Agent), which notice shall set forth the basis of the calculation of such additional amounts, although the failure to


                                       12
CREDIT AGREEMENT
give any such notice shall not release or diminish the Borrower's obligations to pay additional amounts pursuant to this Section 1.10(c) upon the subsequent receipt of such notice.

            1.11 COMPENSATION. The Borrower shall compensate each Bank, promptly upon its written request (which request shall set forth in reasonable detail the basis for requesting such compensation), for all reasonable losses, expenses and liabilities (including, without limitation, any loss, expense or liability incurred by reason of the liquidation or reemployment of deposits or other funds required by such Bank to fund its Eurodollar Loans) which such Bank may sustain:
(i) if for any reason (other than a default by such Bank or the Agent) a Borrowing of, or conversion from or into, Eurodollar Loans does not occur on a date specified therefor in a Notice of Borrowing or Notice of Conversion (whether or not withdrawn by such Borrower or deemed withdrawn pursuant to Section 1.10(a)); (ii) if any repayment (including any repayment made pursuant to Section 4.02 or as a result of an acceleration of the Loans pursuant to
Section 10 or as a result of the replacement of a Bank pursuant to Section 1.12 or 13.12(b)) or conversion of any of its Eurodollar Loans occurs on a date which is not the last day of an Interest Period with respect thereto; (iii) if any prepayment of any of its Eurodollar Loans is not made on any date specified in a notice of prepayment given by such Borrower; or (iv) as a consequence of (x) any other default by such Borrower to repay its Loans when required by the terms of this Agreement or any Note held by such Bank or (y) any election made pursuant to Section 1.10(b). It is further understood and agreed that, if any repayment of Eurodollar Loans pursuant to Section 4.01 or any conversion of Eurodollar Loans pursuant to Section 1.06, in any such case occurs on a date which is not the last day of an Interest Period, such repayment or conversion shall be accompanied by any amounts owing to any Bank pursuant to this Section 1.11 and, on the date of such assignment, the Borrower shall pay to the assigning Banks any amounts owing to such Banks pursuant to this Section 1.11. A Bank's basis for requesting compensation pursuant to this Section, and a Bank's calculations of the amount thereof, shall, absent manifest error, be final and conclusive and binding on all the parties hereto.

            1.12 REPLACEMENT OF BANKS. (x) if any Bank becomes a Defaulting Bank or otherwise defaults in its obligations to make Loans or fund Unpaid Drawings,
(y) upon the occurrence of any event giving rise to the operation of Section 1.10(a)(ii) or (iii), 1.10(c), 2.06 or 4.04 with respect to any Bank (other than the Agent) which results in any Bank charging to the Borrower materially increased costs in excess of those being generally charged by the other Banks, or (z) if any Bank (other than the Agent) refuses to consent to certain proposed changes, waivers, discharges or terminations with respect to this Agreement which have been approved by the Required Banks as provided in Section 13.12(b), then the Borrower shall have the right, if no Default or Event of Default then exists, to replace such Bank (other than the Agent


                                       13
CREDIT AGREEMENT
except in the case of clause (x), in which case the Agent may be replaced) (the "REPLACED BANK") with any other Bank or with one or more Eligible Transferee or Transferees, none of whom shall constitute a Defaulting Bank or shall be in default in its obligations to make Loans or fund Unpaid Drawings at the time of such replacement (collectively, the "REPLACEMENT BANKS") reasonably acceptable to the Agent, the Swingline Bank and each Issuing Bank with outstanding Letters of Credit (unless the respective Replacement Bank is not acquiring any Revolving Loan Commitment); provided that:

            (i) at the time of any replacement pursuant to this Section 1.12, the Replacement Bank shall enter into one or more assignment agreements pursuant to Section 13.04(b) (with all fees payable pursuant to said
      Section 13.04(b) to be paid by the Replacement Bank) pursuant to which the Replacement Bank shall acquire all of the Commitments and outstanding Loans of, and participations in Letters of Credit by, the Replaced Bank and, in connection therewith, shall pay to (x) the Replaced Bank in respect thereof an amount equal to the sum of (A) an amount equal to the principal of, and all accrued interest on, all outstanding Loans of the Replaced Bank, (B) an amount equal to such Replaced Bank's Percentage of all Unpaid Drawings that have been funded by (and not reimbursed to) such Replaced Bank, together with all then unpaid interest with respect thereto at such time, and (C) an amount equal to all accrued, but theretofore unpaid, Fees owing to the Replaced Bank pursuant to Section 3.01 hereof,
      (y) the Issuing Bank or Banks an amount equal to such Replaced Bank's Percentage of any Unpaid Drawing (which at such time remains an Unpaid Drawing) to the extent such amount was not theretofore funded by such Replaced Bank, and (z) the Swingline Bank an amount equal to such Bank's Percentage of any Mandatory Borrowing to the extent such amount was not therefore funded by such Replaced Bank; and

            (ii) all obligations of the Borrower owing to the Replaced Bank in respect of the Commitments and Loans of such Replaced Bank that are being replaced (other than those specifically described in clause (i) above in respect of which the assignment purchase price has been, or is concurrently being, paid) shall be paid in full by the Borrower to such Replaced Bank concurrently with such replacement.

Upon the execution of the respective assignment documentation, the payment of amounts referred to in clauses (i) and (ii) above, recordation of the assignment on the Register by the Agent pursuant to Section 8.15, and delivery to the Replacement Bank of the appropriate Notes executed by the Borrower, the Replacement Bank shall become a Bank hereunder and the Replaced Bank shall cease to constitute a Bank hereunder with respect to the Commitments and Loans so transferred (except with respect to


                                       14
CREDIT AGREEMENT
indemnification provisions under this Agreement, which shall survive as to such Replaced Bank), and the Percentages of the Banks shall be automatically adjusted at such time to the extent necessary to give effect to such replacement.

            1.13 CHANGE OF LENDING OFFICE. Each Bank agrees that, upon the occurrence of any event giving rise to the operation of Section 1.10(a)(ii) or
(iii), 1.10(c), 2.06 or 4.04 with respect to such Bank, it will, if requested by the Borrower, use reasonable efforts (subject to overall policy considerations of such Bank) to designate another lending office for any Loans or Letters of Credit affected by such event; provided, that such designation is made on such terms that, in the sole judgment of such Bank, such Bank and its lending office suffer no economic, legal or regulatory disadvantage, with the object of avoiding the consequences of the event giving rise to the operation of any such Section. Nothing in this Section 1.13 shall affect or postpone any of the obligations of the Borrower or the right of any Bank provided in Section 1.10,
2.06 or 4.04.

            SECTION 2. LETTERS OF CREDIT.

            2.01 LETTERS OF CREDIT. (a) Subject to and upon the terms and conditions herein set forth, the Borrower may request any Issuing Bank, at any time and from time to time after the Initial Borrowing Date and prior to the tenth Business Day (or the 30th day in the case of trade Letters of Credit) immediately preceding the Revolving Loan Maturity Date, to issue, for the account of the Borrower and for the benefit of any holder (or any trustee, agent or other similar representative for any such holders) and in support of (x) trade obligations of the Borrower or any of its Subsidiaries that arise in the ordinary course of business and are in respect of general corporate purposes of the Borrower or such Subsidiary, as the case may be, an irrevocable trade letter of credit in a form customarily used by such Issuing Bank or in such other form as has been approved by such Issuing Bank in support of said trade obligations, and/or (y) on a standby basis, L/C Supportable Indebtedness of the Borrower or any of its Subsidiaries to any other Person, an irrevocable standby letter of credit in a form customarily used by such Issuing Bank or in such other form as has been approved by such Issuing Bank in support of said L/C Supportable Indebtedness (each such letter of credit referred to in clause (x) or (y) being a "LETTER OF CREDIT" and, collectively, the "LETTERS OF CREDIT"). All Letters of Credit shall be denominated in Dollars.

            (b) Each Issuing Bank (other than Paribas) may agree in its sole discretion, and Paribas hereby agrees that it will (subject to the terms and conditions contained herein), at any time and from time to time after the Initial Borrowing Date and prior to the tenth Business Day (or the 30th day in the case of trade Letters of Credit) immediately preceding the Revolving Loan Maturity Date, following its receipt


                                       15
CREDIT AGREEMENT
of the respective Letter of Credit Request, issue for the account of the Borrower one or more Letters of Credit in support of such obligations as are permitted to remain outstanding without giving rise to a Default or Event of Default hereunder; provided that the respective Issuing Bank shall be under no obligation to issue any Letter of Credit if at the time of such issuance:

            (i) any order, judgment or decree of any governmental authority or arbitrator shall purport by its terms to enjoin or restrain such Issuing Bank from issuing such Letter of Credit, or any requirement of law applicable to such Issuing Bank or any request or directive (whether or not having the force of law) from any governmental authority with jurisdiction over such Issuing Bank shall prohibit, or request that such Issuing Bank refrain from, the issuance of letters of credit generally or such Letter of Credit in particular or shall impose upon such Issuing Bank with respect to such Letter of Credit any restriction or reserve or capital requirement (for which such Issuing Bank is not otherwise compensated) not in effect on the date hereof, or any unreimbursed loss, cost or expense which was not applicable, in effect or known to such Issuing Bank as of the date hereof and which such Issuing Bank in good faith deems material to it;

            (ii) such Issuing Bank shall have received a notice of the type described in the second sentence of Section 2.03(b) from any Bank prior to the issuance of such Letter of Credit; or

            (iii) a Bank Default exists, unless such Issuing Bank has entered into arrangements satisfactory to it and the Borrower to eliminate such Issuing Bank's risk with respect to the Bank which is the subject of such Bank Default, including by cash collateralizing such Bank's Percentage of the Letter of Credit Outstandings.

            (c) Notwithstanding the foregoing, (i) no Letter of Credit shall be issued the Stated Amount of which, when added to the Letter of Credit Outstandings (exclusive of Unpaid Drawings which are repaid on the date of, and prior to the issuance of, the respective Letter of Credit) at such time, (x) would exceed $1,000,000 or (y) when added to the aggregate principal amount of all Revolving Loans and Swingline Loans then outstanding, would exceed the lesser of (A) the Total Revolving Loan Commitment then in effect (after giving effect to any reductions to the Total Revolving Loan Commitment on such date) or
(B) the Borrowing Base at such time, (ii) each standby Letter of Credit shall by its terms terminate on or before the earlier of (x) the date which occurs 12 months after the date of the issuance thereof (although any such Letter of Credit may be renewable for successive periods of up to 12 months, but not beyond the tenth Business Day immediately preceding the Revolving Loan Maturity Date, on terms acceptable to the Issuing Bank) and (y) the tenth Business Day


                                       16
CREDIT AGREEMENT
immediately preceding the Revolving Loan Maturity Date, and (iii) each trade Letter of Credit shall have an expiry date occurring not later than 180 days after such trade Letter of Credit's date of issuance and shall have an expiry date occurring no later than 30 days prior to the Revolving Loan Maturity Date.

            2.02 MINIMUM STATED AMOUNT. The Stated Amount of each Letter of Credit shall be not less than $25,000 or such lesser amount as is acceptable to the Issuing Bank.

            2.03 LETTER OF CREDIT REQUESTS. (a) Whenever the Borrower desires that a Letter of Credit be issued for its account, the Borrower shall give the Agent and the respective Issuing Bank at least three Business Days' (or such shorter period as is acceptable to the respective Issuing Bank in any given case) written notice prior to the proposed date of issuance (which shall be a Business Day). Each notice shall be in the form of Exhibit C (each a "LETTER OF CREDIT REQUEST").

            (b) The making of each Letter of Credit Request shall be deemed to be a representation and warranty by the Borrower that such Letter of Credit may be issued in accordance with, and will not violate the requirements of, Section 2.01(c). Unless the Issuing Bank has received notice from any Bank before it issues a Letter of Credit that one or more of the conditions specified in
Section 6 are not then satisfied, or that the issuance of such Letter of Credit would violate Section 2.01(c), then such Issuing Bank may issue the requested Letter of Credit for the account of the Borrower in accordance with the Issuing Bank's usual and customary practices.

            2.04 LETTER OF CREDIT PARTICIPATIONS. (a) Immediately upon the issuance by the respective Issuing Bank of any Letter of Credit, such Issuing Bank shall be deemed to have sold and transferred to each Bank with a Revolving Loan Commitment, other than such Issuing Bank (each such Bank, in its capacity under this Section 2.04, a "PARTICIPANT"), and each such Participant shall be deemed irrevocably and unconditionally to have purchased and received from such Issuing Bank, without recourse or warranty, an undivided interest and participation, to the extent of such Participant's Percentage, in such Letter of Credit, each substitute letter of credit, each drawing made thereunder and the obligations of the Borrower under this Agreement with respect thereto, and any security therefor or guaranty pertaining thereto. Upon any change in the Revolving Loan Commitments of the Banks pursuant to Section 13.04, it is hereby agreed that, with respect to all outstanding Letters of Credit and Unpaid Drawings, there shall be an automatic adjustment to the participations pursuant to this Section 2.04 to reflect the new Percentages of the assignor and assignee Bank or of all Banks with Revolving Loan Commitments, as the case may be.



                                       17
CREDIT AGREEMENT

            (b) In determining whether to pay under any Letter of Credit, the Issuing Bank shall not have any obligation relative to the respective Participants other than to confirm that any documents required to be delivered under such Letter of Credit appear to have been delivered and that they appear to comply on their face with the requirements of such Letter of Credit. Any action taken or omitted to be taken by any Issuing Bank under or in connection with any Letter of Credit, if taken or omitted in the absence of gross negligence or willful misconduct, shall not create for such Issuing Bank any resulting liability to the Borrower, any Bank, any Participant or any other Person.

            (c) In the event that any Issuing Bank makes any payment under any Letter of Credit and the Borrower shall not have reimbursed such amount in full to the Issuing Bank pursuant to Section 2.05(a), such Issuing Bank shall promptly notify the Agent, which shall promptly notify each Participant of such failure, and each Participant shall promptly and unconditionally pay to the Agent for the account of such Issuing Bank the amount of such Participant's Percentage of such unreimbursed payment in Dollars and in same day funds. If the Agent so notifies, prior to 11:00 A.M. (New York time) on any Business Day, any Participant required to fund a payment under a Letter of Credit, such Participant shall make available to the Agent at the Payment Office for the account of such Issuing Bank such Participant's Percentage of the amount of such payment on such Business Day in Dollars and in same day funds. If and to the extent such Participant shall not have so made its Percentage of the amount of such payment available to the Agent for the account of such Issuing Bank, such Participant agrees to pay such amount to the Agent for the account of such Issuing Bank, forthwith on demand, together with interest thereon at the Federal Funds Rate for each day from such date until the date such amount is paid to the Agent for the account of such Issuing Bank. The failure of any Participant to make available to the Agent for the account of such Issuing Bank its Percentage of any payment under any Letter of Credit shall not relieve any other Participant of its obligation hereunder to make available to the Agent for the account of such Issuing Bank its Percentage of any payment under any Letter of Credit on the date required, as specified above, but no Participant shall be responsible for the failure of any other Participant to make available to the Agent for the account of such Issuing Bank such other Participant's Percentage of any such payment.

            (d) Whenever any Issuing Bank receives a payment of a reimbursement obligation as to which the Agent has received for the account of such Issuing Bank any payments from the Participants pursuant to clause (c) above, such Issuing Bank shall pay to the Agent, and the Agent shall promptly pay each Participant which has paid its Percentage thereof, in Dollars and in same day funds, an amount equal to such Participant's share (based on the proportionate aggregate amount funded by such Participant to the aggregate amount funded by all Participants) of the principal amount


                                       18
CREDIT AGREEMENT
of such reimbursement obligation and interest thereon accruing after the purchase of the respective participations.

            (e) The obligations of the Participants to make payments to the Agent for the account of each Issuing Bank with respect to Letters of Credit issued shall be irrevocable and not subject to any qualification or exception whatsoever and shall be made in accordance with the terms and conditions of this Agreement under all circumstances, including, without limitation, any of the following circumstances:

            (i) any lack of validity or enforceability of this Agreement or any of the Credit Documents;

            (ii) the existence of any claim, setoff, defense or other right which the Borrower may have at any time against a beneficiary named in a Letter of Credit, any transferee of any Letter of Credit (or any Person for whom any such transferee may be acting), the Agent, any Participant, or any other Person, whether in connection with this Agreement, any Letter of Credit, the transactions contemplated herein or any unrelated transactions (including any underlying transaction between the Borrower and the beneficiary named in any such Letter of Credit);

            (iii) any draft, certificate or any other document presented under any Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;

            (iv) the surrender or impairment of any security for the performance or observance of any of the terms of any of the Credit Documents; or

            (v) the occurrence of any Default or Event of Default.

            2.05 AGREEMENT TO REPAY LETTER OF CREDIT DRAWINGS. (a) The Borrower hereby agrees to reimburse the respective Issuing Bank, by making payment to the Agent in immediately available funds at the Payment Office (or by making the payment directly to such Issuing Bank at such location as may otherwise have been agreed upon by the Borrower and such Issuing Bank), for any payment or disbursement made by such Issuing Bank under any Letter of Credit (each such amount so paid or disbursed by such Issuing Bank, until reimbursed, an "UNPAID DRAWING"), immediately after, and in any event on the date of, such payment or disbursement, with interest on the amount so paid or disbursed by such Issuing Bank, to the extent not reimbursed prior to 12:00 Noon (New York time) on the date of such payment or disbursement, from and including the date paid or disbursed to but excluding the date such Issuing Bank is reimbursed by the Borrower therefor at a rate per annum which


                                       19
CREDIT AGREEMENT
shall be the Base Rate in effect from time to time plus 4.25%, in each case with such interest to be payable on demand.

            (b) The obligations of the Borrower under this Section 2.05 to reimburse the respective Issuing Bank with respect to Unpaid Drawings (including, in each case, interest thereon) shall be absolute and unconditional under any and all circumstances (including without limitation the circumstances described in Section 2.04(e)) and irrespective of any setoff, counterclaim or defense to payment which the Borrower may have or have had against any Bank (including in its capacity as Issuing Bank or as Participant), including, without limitation, any defense based upon the failure of any drawing under a Letter of Credit (each a "DRAWING") to conform to the terms of the Letter of Credit or any nonapplication or misapplication by the beneficiary of the proceeds of such Drawing; provided, however, that the Borrower shall not be obligated to reimburse any Issuing Bank for any wrongful payment made by such Issuing Bank under a Letter of Credit as a result of acts or omissions constituting willful misconduct or gross negligence on the part of such Issuing Bank.

            2.06 INCREASED COSTS. If at any time after the date hereof any Issuing Bank or any Participant determines that the introduction of or any change in any applicable law, rule, regulation, order, guideline or request or in the interpretation or administration thereof by any governmental authority charged with the interpretation or administration thereof, or compliance by such Issuing Bank or any Participant, or any corporation controlling such Person, with any request or directive by any such authority (whether or not having the force of law), shall either (i) impose, modify or make applicable any reserve, deposit, capital adequacy or similar requirement against letters of credit issued by such Issuing Bank or participated in by any Participant, or (ii) impose on such Issuing Bank or any Participant, or any corporation controlling such Person, any other conditions relating, directly or indirectly, to this Agreement or any Letter of Credit; and the result of any of the foregoing is to increase the cost to such Issuing Bank or any Participant of issuing, maintaining or participating in any Letter of Credit, or reduce the amount of any sum received or receivable by such Issuing Bank or any Participant hereunder or reduce the rate of return on its capital with respect to Letters of Credit, then, promptly upon written demand to the Borrower by such Issuing Bank or any Participant (a copy of which demand shall be sent by such Issuing Bank or such Participant to the Agent), the Borrower shall pay to such Issuing Bank or such Participant such additional amount or amounts as will compensate such Bank for such increased cost or reduction in the amount receivable or reduction on the rate of return on its capital. Such Issuing Bank or any Participant, upon determining that any additional amounts will be payable pursuant to this Section 2.06, will give prompt written notice thereof to the Borrower, which notice shall include a certificate submitted to the Borrower by such Issuing Bank or such Participant (a copy of which certificate shall be sent by such Issuing Bank or such Participant to the Agent), setting forth in reasonable


                                       20
CREDIT AGREEMENT
detail the basis for the calculation of such additional amount or amounts necessary to compensate such Issuing Bank or such Participant, although failure to give any such notice shall not release or diminish the Borrower's obligations to pay additional amounts pursuant to this Section 2.06. The certificate required to be delivered pursuant to this Section 2.06 shall, absent manifest error, be final, conclusive and binding on the Borrower.

            SECTION 3. FEES; REDUCTIONS OF COMMITMENT.

            3.01 FEES. (a) The Borrower agrees to pay to the Agent, for distribution to each Bank with a Revolving Loan Commitment, a commitment commission (the "REVOLVING LOAN COMMITMENT COMMISSION") for the period from and including the Initial Borrowing Date to and excluding the Revolving Loan Maturity Date (or such earlier date as the Total Revolving Loan Commitment shall have been terminated) computed at a rate for each day equal to 1/2 of 1% per annum on the daily Unutilized Revolving Loan Commitment of such Bank. Accrued Revolving Loan Commitment Commission shall be due and payable quarterly in arrears on each Quarterly Payment Date and on the Revolving Loan Maturity Date or such earlier date upon which the Total Revolving Loan Commitment is terminated.

            (b) The Borrower agrees to pay to each Issuing Bank, for its own account, a facing fee in respect of each Letter of Credit issued by such Issuing Bank hereunder (the "FACING FEE"), for the period from and including the date of issuance of such Letter of Credit to and including the date of termination of such Letter of Credit, equal to 1/4 of 1% per annum of the daily Stated Amount of such Letter of Credit; provided that in no event shall the annual Facing Fee with respect to each Letter of Credit be less than $750. Accrued Facing Fees shall be due and payable in arrears to the Issuing Bank in respect of each Letter of Credit issued by it on each Quarterly Payment Date and on the first date after the termination of the Total Revolving Loan Commitment on which no Letters of Credit remain outstanding.

            (c) The Borrower agrees to pay to the Agent, for distribution to each Bank with a Revolving Loan Commitment, a fee in respect of each Letter of Credit issued hereunder (the "LETTER OF CREDIT FEE"), for the period from and including the date of issuance of such Letter of Credit to and including the date of termination of such Letter of Credit, computed at a rate per annum equal to the Applicable Margin for Revolving Loans which are maintained as Eurodollar Loans multiplied by the daily Stated Amount of such Letter of Credit. Letter of Credit Fees shall be distributed by the Agent to the Banks on the basis of the respective Percentages as in effect from time to time. Accrued Letter of Credit Fees shall be due and payable quarterly in arrears on each Quarterly Payment Date and on the first date after the termination of the Total Revolving Loan Commitment on which no Letters of Credit remain outstanding.



                                       21
CREDIT AGREEMENT

            (d) The Borrower hereby agrees to pay in immediately available funds directly to each Issuing Bank, upon each issuance of, drawing under, and/or amendment of a Letter of Credit issued by such Issuing Bank, such amount as shall at the time of such issuance, drawing or amendment be the administrative charge which such Issuing Bank is customarily charging for issuances of, drawings under (including wire charges) or amendments of letters of credit issued by it or such alternative amounts as may have been agreed upon in writing by the Borrower and such Issuing Bank.

            (e) The Borrower shall pay to the Agent when and as due, for its own account, such fees as may be agreed to in writing from time to time between the Borrower and the Agent.

            (f) All computations of Fees shall be made in accordance with
Section 13.07(b).

            3.02 VOLUNTARY TERMINATION OF UNUTILIZED COMMITMENTS. Upon at least two Business Days' prior written notice (or telephonic notice promptly confirmed in writing) to the Agent at its Notice Office (which notice the Agent shall promptly transmit to each of the Banks), the Borrower shall have the right, without premium or penalty, to terminate the Total Unutilized Revolving Loan Commitment, in whole or in part; provided that (i) each such reduction shall apply proportionately to reduce the Revolving Loan Commitment of each Bank with such a Commitment and (ii) any partial reduction pursuant to this Section 3.02 shall be in integral multiples of at least $250,000.

            3.03 MANDATORY REDUCTION OF COMMITMENTS. (a) The Total Commitment (and the Term Loan Commitment and the Revolving Loan Commitment of each Bank with such a Commitment) shall terminate on June 30, 1999 unless the Initial Borrowing Date has occurred on or before such date.

            (b) In addition to any other mandatory commitment reductions pursuant to this Section 3.03, the Total Term Loan Commitment (and the Term Loan Commitment of each Bank with such a Commitment) shall terminate in its entirety on the Initial Borrowing Date (after giving effect to the making of the Term Loans on such date).

            (c) In addition to any other mandatory commitment reductions pursuant to this Section 3.03, the Total Revolving Loan Commitment (and the Revolving Loan Commitment of each Bank) shall terminate on the Revolving Loan Maturity Date.

            (d) In addition to any other mandatory commitment reductions pursuant to this Section 3.03, the Total Revolving Loan Commitment (and the Revolving Loan


                                       22
CREDIT AGREEMENT

Commitment of each Bank with such a Commitment) shall be reduced at the time any payment is required to be made on the principal amount of Revolving Loans (or would be required to be made if Revolving Loans were then outstanding) pursuant to Section 4.02(B)(a) by an amount equal to the maximum amount of Revolving Loans that would be required to be repaid pursuant to Section 4.02(B)(a) assuming that Revolving Loans were outstanding in an aggregate principal amount equal to the Total Revolving Loan Commitment.

            (e) In addition to any other mandatory commitment reductions pursuant to this Section 3.03, upon each prepayment of Revolving Loans or Swingline Loans that is made pursuant to Section 4.01(a) at a time when all outstanding Term Loans have been repaid in full, the Total Revolving Loan Commitment (and the Revolving Loan Commitment of each Bank with such a Commitment) shall be reduced by the amount of such excess.

            (f) Each reduction to the Total Term Loan Commitment and the Total Revolving Loan Commitment pursuant to this Section 3.03 shall be applied proportionately to reduce the Term Loan Commitment or the Revolving Loan Commitment, as the case may be, of each Bank with such a Commitment.

            SECTION 4. PREPAYMENTS; PAYMENTS; TAXES.

            4.01 VOLUNTARY PREPAYMENTS. (a) The Borrower shall have the right to prepay Loans, without premium or penalty, in whole or in part from time to time on the following terms and conditions:

            (i) the Borrower shall give the Agent prior to 11:00 A.M. (New York time) at its Notice Office at least three Business Days' prior written notice in the case of Eurodollar Loans and one Business Day's prior written notice in the case of Base Rate Loans (and on the date of such prepayment in the case of Swingline Loans) of its intent to prepay the Loans, whether Term Loans, Revolving Loans or Swingline Loans shall be prepaid, the amount of such prepayment and the Types of Loans to be prepaid and, in the case of Eurodollar Loans, the specific Borrowing or Borrowings pursuant to which made, which notice the Agent shall promptly transmit to each of the Banks;

            (ii) each prepayment shall be in an aggregate principal amount of at least the applicable Minimum Borrowing Amount and, if greater, in integral multiples of $250,000, in the case of Term Loans, and in integral multiples of $100,000, in the case of Revolving Loans; provided that no partial prepayment of Eurodollar Loans made pursuant to any Borrowing shall reduce the


                                       23
CREDIT AGREEMENT
      outstanding Loans made pursuant to such Borrowing to an amount less than the Minimum Borrowing Amount;

            (iii) no prepayments of Eurodollar Loans made pursuant to this
      Section 4.01 may be made on a day other than the last day of an Interest Period applicable thereto unless the Borrower pays all costs owing pursuant to Section 1.11; and

            (iv) each prepayment of Term Loans pursuant to this Section 4.01 shall be applied to reduce the then remaining Scheduled Term Loan Repayments on a pro rata basis (based upon the then remaining principal amount of each such Scheduled Term Loan Repayment).

            (b) In the event of certain refusals by a Bank to consent to certain proposed changes, waivers, discharges or terminations with respect to this Agreement which have been approved by the Required Banks as provided in Section 13.12(b), the Borrower shall have the right, upon five Business Days' prior written notice to the Agent at its Notice Office (which notice the Agent shall promptly transmit to each of the Banks), to repay all Loans, together with accrued and unpaid interest, Fees and all other amounts owing to such Bank, in accordance with, and to the extent provided in, Section 1.12.

            4.02 MANDATORY REPAYMENTS AND COMMITMENT REDUCTIONS.

            (A) REQUIREMENTS:

            (a) If any Borrowing Base Certificate shall disclose the existence of a Borrowing Base Deficiency the Borrower shall, on the date of delivery of the Borrowing Base Certificate in accordance with Section 8.01(k), repay the principal of the Swingline Loans outstanding in an aggregate amount equal to the Borrowing Base Deficiency and, to the extent such Swingline Loans have been repaid in full and to the extent such Borrowing Base Deficiency continues to exist after such repayment, the Borrower shall repay the principal of the Revolving Loans outstanding in an aggregate amount equal to the remaining Borrowing Base Deficiency and, to the extent such Swingline Loans and Revolving Loans have been repaid in full and to the extent such Borrowing Base Deficiency continues to exist after such repayments, the Borrower shall pay to the Agent at the Payment Office an amount of cash or Cash Equivalents equal to such excess, such cash or Cash Equivalents to be held as security for all Obligations of the Borrower hereunder with respect to the Letter of Credit Outstandings in a cash collateral account established and maintained (including the investments made pursuant thereto) by the Agent pursuant to a cash collateral agreement in form and substance


                                       24
CREDIT AGREEMENT
reasonably satisfactory to the Agent (the "LETTER OF CREDIT CASH COLLATERAL ACCOUNT").

            (b) On any day on which the sum of (x) the aggregate outstanding principal amount of the Revolving Loans, (y) the aggregate outstanding principal amount of all Swingline Loans, and (z) the Letter of Credit Outstandings at such time exceeds the Total Revolving Loan Commitment as then in effect, the Borrower shall prepay the principal of Swingline Loans and, after the Swingline Loans have been repaid in full, the principal of Revolving Loans in an amount equal to such excess. If, after giving effect to the prepayment of all outstanding Swingline Loans and Revolving Loans, the aggregate amount of the Letter of Credit Outstandings exceeds the Total Revolving Loan Commitment as then in effect, the Borrower shall pay to the Agent at the Payment Office on such date an amount of cash or Cash Equivalents equal to the amount of such excess, such cash or Cash Equivalents to be held as security for all Obligations of the Borrower hereunder in the Letter of Credit Cash Collateral Account.

            (c) In addition to any other mandatory repayments or commitment reductions pursuant to this Section 4.02(A), the Borrower shall be required to repay on each date set forth below (to the extent any day set forth below is not a Business Day then the required date of repayment shall be the immediately preceding Business Day) the principal amount of Term Loans, to the extent then outstanding, set forth below opposite such date (each such repayment, as the same may be reduced as provided in Sections 4.01 and 4.02(B), a "SCHEDULED TERM LOAN REPAYMENT"):


             Scheduled Term Loan Repayment Date              Amount
             ----------------------------------              ------

                    September 30, 1999                    $  900,000
                    December 31, 1999                     $  900,000
                    March 31, 2000                        $  900,000
                    June 30, 2000                         $  900,000
                    September 30, 2000                    $1,100,000
                    December 31, 2000                     $1,100,000
                    March 31, 2001                        $1,100,000
                    June 30, 2001                         $1,100,000
                    September 30, 2001                    $1,250,000
                    December 31, 2001                     $1,250,000
                    March 31, 2002                        $1,250,000
                    June 30, 2002                         $1,250,000
                    September 30, 2002                    $1,500,000
                    December 31, 2002                     $1,500,000
                    March 31, 2003                        $1,500,000
                    Term Loan Maturity Date               $1,500,000



                                       25
CREDIT AGREEMENT

            (d) In addition to any other mandatory repayments or commitment reductions pursuant to this Section 4.02, on the date of the receipt thereof by the Borrower or any of its Subsidiaries, an amount equal to:

            (i) 100% of the cash proceeds (net of underwriting discounts and commissions and all other reasonable costs associated with such transaction) from any sale or issuance on or after the Effective Date of equity of the Borrower or any Subsidiary of the Borrower, or from any other equity contributions made to the Borrower or any Subsidiary of the Borrower (excluding equity contributions to any Subsidiary of the Borrower made by the Borrower or any other Subsidiary of the Borrower), shall be applied as provided in Section 4.02(B); and

            (ii) 100% of the cash proceeds (net of underwriting discounts and commissions, loan fees and all other reasonable costs associated with such transaction) from any incurrence of any Indebtedness by the Borrower or any Subsidiary of the Borrower (other than Indebtedness permitted by Section 9.04 as said Section is in effect on the Effective Date), shall be applied as provided in Section 4.02(B).

            (e) In addition to any other mandatory repayments or commitment reductions pursuant to this Section 4.02, no later than 120 days after the last day of each fiscal year of the Borrower (commencing with fiscal year 2000), an amount equal to 75% of Excess Cash Flow of the Borrower and its Subsidiaries for the relevant Excess Cash Flow Payment Period shall be applied as provided in
Section 4.02(B).

            (f) In addition to any other mandatory repayments or commitment reductions pursuant to this Section 4.02, on each date on or after the Effective Date on which the Borrower or any Subsidiary of the Borrower receives cash proceeds from any sale of assets or other dispositions (including capital stock and securities (other than capital stock the proceeds from the sale of which are recaptured under Section 4.02(A)(d) or would be recaptured but for the exclusions contained therein), but excluding (1) sales of inventory in the ordinary course of business and (2) other sales of assets so long as the aggregate amount of Net Sale Proceeds excluded pursuant to this clause (2) does not exceed $100,000 in the aggregate for all such asset sales in any fiscal year of the Borrower, an amount equal to 100% of the Net Sale Proceeds thereof shall be applied as provided in Section 4.02(B).

            (g) In addition to any other mandatory repayments or commitment reductions pursuant to this Section 4.02, on each date (on or after the Effective Date) of


                                       26
CREDIT AGREEMENT
the receipt thereof by the Borrower or any Subsidiary of the Borrower, an amount equal to 100% of the cash proceeds of any Recovery Event (net of reasonable costs incurred in connection with such Recovery Event (including the estimated marginal increase in income taxes which will be payable as a result of such Recovery Event by the Borrower or any Subsidiary of the Borrower) shall be applied as provided in Section 4.02(B); provided that, so long as no Default or Event of Default then exists and such proceeds are not in excess of $500,000 in the aggregate for all Recovery Events described in clause (i) of the definition thereof that occur during one fiscal year of the Borrower and $2 million in the aggregate for all such Recovery Events that occur during the term of the Loans, such proceeds shall not be required to be so applied on such date to the extent that the Borrower delivers a certificate to the Agent on or prior to such date stating that such proceeds shall be used (or shall be contractually committed to be used) to replace or restore any properties or assets in respect of which such proceeds were paid within a period specified in such certificate not to exceed 180 days after the date of receipt of such proceeds (which certificate shall set forth estimates of the proceeds to be so expended); and provided, further that
(A) notwithstanding the immediately preceding proviso, if the amount of such proceeds from any such Recovery Event described in clause (i) of the definition thereof, when aggregated with the total amount of all such proceeds from all such Recovery Events occurring during the same fiscal year exceeds $500,000 or during the term of this Agreement exceeds $2 million (excluding any amounts from any such Recovery Events previously repaid pursuant to this Section 4.02(A)
(g)), the entire amount of proceeds from such Recovery Event shall be applied as provided in Section 4.02(B), and (B) if all or any portion of such proceeds not applied pursuant to Section 4.02(B) as a result of the immediately preceding proviso are not used (or are not so contractually committed to be used) as described in the immediately preceding proviso within the period specified therein, such remaining portion shall be applied on the last day of such specified period as provided in Section 4.02(B).

            (h) Notwithstanding anything to the contrary contained elsewhere in this Agreement, all then outstanding Loans of a Tranche shall be repaid in full on the Maturity Date for such Tranche.

            (B) APPLICATION:

            (a) Each mandatory repayment of Loans pursuant to Section 4.02(A)(d) through (g), inclusive, shall be applied:

            (i) first, to prepay the principal of outstanding Term Loans, which prepayments of the Term Loans shall be applied to reduce the then remaining Scheduled Term Loan Repayments pro rata (based on the then remaining Scheduled Term Loan Repayments);



                                       27
CREDIT AGREEMENT

            (ii) second, to prepay the principal of outstanding Swingline Loans (with a corresponding reduction to the Total Revolving Loan Commitment);

            (iii) third, to prepay the principal of outstanding Revolving Loans (with a corresponding reduction to the Total Revolving Loan Commitment);

            (iv) fourth, to cash collateralize Letter of Credit Outstandings by depositing cash in the Letter of Credit Cash Collateral Account in an amount equal to such Letter of Credit Outstandings (it being understood that the Total Revolving Loan Commitment shall be reduced by the amount of cash collateral required to be deposited by this clause (iv)); and

            (v) fifth, to reduce the remaining (i.e., after giving effect to all prior reductions thereto, including, without limitation, to the reductions theretofore effected pursuant to the preceding clauses (ii)(iii), and
      (iv)) Total Revolving Loan Commitment (it being understood and agreed that the amount of such reduction shall be deemed to be an application of proceeds for purposes of this clause (v) even though cash is not actually applied).

            (b) With respect to each repayment of Loans required by this Section 4.02, the Borrower may designate the Types of Loans which are to be repaid and, in the case of Eurodollar Loans, the specific Borrowing or Borrowings of the respective Tranche pursuant to which made; provided that: (i) repayments of Eurodollar Loans pursuant to this Section 4.02 may only be made on the last day of an Interest Period applicable thereto unless all Eurodollar Loans of the respective Tranche with Interest Periods ending on such date of required repayment and all Base Rate Loans of the respective Tranche have been paid in full; (ii) if any repayment of Eurodollar Loans made pursuant to a single Borrowing shall reduce the outstanding Eurodollar Loans made pursuant to such Borrowing to an amount less than the applicable Minimum Borrowing Amount, such Borrowing shall immediately be converted into Base Rate Loans; and (iii) each repayment of any Loans made pursuant to a single Borrowing shall be applied pro rata among such Loans. In the absence of a designation by such Borrower as described in the preceding sentence, the Agent shall, subject to the above, make such designation in its sole discretion with a view, but no obligation, to minimize costs owing under Section 1.11.

            4.03 METHOD AND PLACE OF PAYMENT. Except as otherwise specifically provided herein, all payments under this Agreement or any Note shall be made to the Agent for the account of the Bank or Banks entitled thereto not later than 12:00 Noon (New York time) on the date when due and shall be made in Dollars in immediately available funds at the Payment Office. Whenever any payment to be made hereunder or under any Note shall be stated to be due on a day which is not a Business Day, the due


                                       28
CREDIT AGREEMENT
date thereof shall be extended to the next succeeding Business Day and, with respect to payments of principal, interest shall be payable at the applicable rate during such extension.

            4.04 NET PAYMENTS. (a) All payments made by the Borrower hereunder or under any Note will be made without setoff, counterclaim or other defense. Except as provided in Section 4.04(b), all such payments will be made free and clear of, and without deduction or withholding for, any present or future taxes, levies, imposts, duties, fees, assessments or other charges of whatever nature now or hereafter imposed by any jurisdiction or by any political subdivision or taxing authority thereof or therein with respect to such payments (but excluding, except as provided in the second succeeding sentence, any tax imposed on or measured by the net income of a Bank pursuant to the laws of the jurisdiction or any political subdivision or taxing authority thereof or therein in which the principal office or applicable lending office of such Bank is located) and all interest, penalties or similar liabilities with respect thereto (collectively, "TAXES"). If any Taxes are so levied or imposed, the Borrower agrees to pay the full amount of such Taxes, and such additional amounts as may be necessary so that every payment of all amounts due hereunder or under any Note, after withholding or deduction for or on account of any Taxes, will not be less than the amount provided for herein or in such Note. If any amounts are payable in respect of Taxes pursuant to the preceding sentence, then the Borrower shall be obligated to reimburse each Bank, upon the written request of such Bank, for taxes imposed on or measured by the net income of such Bank pursuant to the laws of the jurisdiction or any political subdivision or taxing authority thereof or therein in which the principal office or applicable lending office of such Bank is located as such Bank shall determine are payable by such Bank in respect of such amounts so paid to or on behalf of such Bank pursuant to the preceding sentence and in respect of any amounts paid to or on behalf of such Bank pursuant to this sentence. The Borrower will furnish to the Agent, within 45 days after the date of the payment of any Taxes due pursuant to applicable law, certified copies of tax receipts evidencing such payment by such Borrower. The Borrower agrees to indemnify and hold harmless each Bank, and reimburse such Bank promptly upon its written request (which shall include reasonable detail supporting such indemnification claim), for the amount of any Taxes so levied or imposed and paid by such Bank.

            (b) Each Bank that is not a United States person (as such term is defined in Section 7701(a)(30) of the Code) agrees to deliver to the Borrower and the Agent on or prior to the Effective Date, or in the case of a Bank that is an assignee or transferee of an interest under this Agreement pursuant to
Section 1.12 or 13.04 (unless the respective Bank was already a Bank hereunder immediately prior to such assignment or transfer), on the date of such assignment or transfer to such Bank, (i) two accurate and complete original signed copies of Internal Revenue Service Form 4224 or 1001 (or successor forms) certifying to such Bank's entitlement to a complete exemption from


                                       29
CREDIT AGREEMENT

United States withholding tax with respect to payments to be made under this Agreement and under any Note, or (ii) if the Bank is not a "bank" within the meaning of Section 881(c)(3)(A) of the Code and cannot deliver either Internal Revenue Service Form 1001 or 4224 pursuant to clause (i) above, (x) a certificate substantially in the form of Exhibit D (any such certificate, a "SECTION 4.04(b)(ii) CERTIFICATE") and (y) two accurate and complete original signed copies of Internal Revenue Service Form W-8 (or successor form) certifying to such Bank's entitlement to a complete exemption from United States withholding tax with respect to payments of interest to be made under this Agreement and under any Note. In addition, each Bank agrees that from time to time after the Effective Date, when a lapse in time or change in circumstances renders the previous certification obsolete or inaccurate in any material respect, it will deliver to the Borrower and the Agent two new accurate and complete original signed copies of Internal Revenue Service Form 4224 or 1001, or Form W-8 and a Section 4.04(b)(ii) Certificate, as the case may be, and such other forms as may be required in order to confirm or establish the entitlement of such Bank to a continued exemption from or reduction in United States withholding tax with respect to payments under this Agreement and any Note, or it shall immediately notify the Borrower and the Agent of its inability to deliver any such Form or Certificate, in which case such Bank shall not be required to deliver any such form of certificate pursuant to this Section 4.04(b). Notwithstanding anything to the contrary contained in Section 4.04(a), but subject to the immediately succeeding sentence, (x) the Borrower shall be entitled, to the extent it is required to do so by law, to deduct or withhold income or similar taxes imposed by the United States (or any political subdivision or taxing authority thereof or therein) from interest, fees or other amounts payable hereunder for the account of any Bank which is not a United States person (as such term is defined in Section 7701(a)(30) of the Code) for U.S. Federal income tax purposes to the extent that such Bank has not provided to the Borrower U.S. Internal Revenue Service Forms that establish a complete exemption from such deduction or withholding and (y) the Borrower shall not be obligated pursuant to Section 4.04(a) hereof to gross-up payments to be made to a Bank in respect of income or similar taxes imposed by the United States if (I) such Bank has not provided the Borrower the Internal Revenue Service Forms required to be provided the Borrower pursuant to this Section 4.04(b) or (II) in the case of a payment, other than interest, to a Bank described in clause (ii) above, to the extent that such forms do not establish a complete exemption from withholding of such taxes. Notwithstanding anything to the contrary contained in the preceding sentence or elsewhere in this Section 4.04, the Borrower agrees to pay additional amounts and to indemnify each Bank in the manner set forth in
Section 4.04(a) (without regard to the identity of the jurisdiction requiring the deduction or withholding) in respect of any amounts deducted or withheld by it as described in the immediately preceding sentence as a result of any changes after the Effective Date in any applicable law, treaty, governmental rule, regulation, guideline


                                       30
CREDIT AGREEMENT
or order, or in the interpretation thereof, relating to the deducting or withholding of income or similar Taxes.

            SECTION 5. CONDITIONS PRECEDENT TO LOANS ON THE INITIAL BORROWING DATE. The obligation of each Bank to make Loans on the Initial Borrowing Date is subject at the time of such Loan to the satisfaction of the following conditions:

            5.01 EXECUTION OF AGREEMENT; NOTES. On or prior to the Initial Borrowing Date (i) the Effective Date shall have occurred and (ii) there shall have been delivered to the Agent, for the account of each of the Banks, the appropriate Term Note and/or Revolving Note executed by the Borrower and, for the account of the Swingline Bank, the Swingline Note executed by the Borrower, in each case in the amount, maturity and as otherwise provided herein.

            5.02 OFFICER'S CERTIFICATE. On the Initial Borrowing Date, the Agent shall have received a certificate dated the Initial Borrowing Date signed on behalf of the Borrower by an Authorized Officer of the Borrower stating that all of the conditions in Sections 5.06, 5.10, 5.11, 5.14, 5.16, 5.17, 6.01 and 6.02
have been satisfied on such date; provided the certificate shall not be required to certify as to the acceptability of any items to the Agent and/or the Banks or as to whether the Agent and/or the Banks are satisfied with any of the matters described in said Sections.

            5.03 OPINIONS OF COUNSEL. On the Initial Borrowing Date, the Agent shall have received from (i) White & Case LLP, counsel to the Borrower and its Subsidiaries, an opinion addressed to the Agent, the Collateral Agent and each of the Banks and dated the Initial Borrowing Date covering the matters set forth in Exhibit E, and (ii) counsel rendering such opinions, reliance letters addressed to the Agent, the Collateral Agent and each of the Banks dated the Initial Borrowing Date with respect to all legal opinions delivered in connection with the Recapitalization, which legal opinions and reliance letters shall be in form and substance reasonably satisfactory to the Agent.

            5.04 CORPORATE DOCUMENTS; PROCEEDINGS. (a) On the Initial Borrowing Date, the Agent shall have received a certificate, dated the Initial Borrowing Date, signed by an Authorized Officer of each Credit Party, and attested to by the Secretary or any Assistant Secretary of such Credit Party, in the form of Exhibit F with appropriate insertions, together with copies of the Certificate of Incorporation and By-Laws of such Credit Party and the resolutions of such Credit Party referred to in such certificate, and the foregoing shall be reasonably acceptable to the Agent and the Required Banks in their sole discretion.



                                       31
CREDIT AGREEMENT

            (b) On the Initial Borrowing Date, all corporate and legal proceedings and all instruments and agreements relating to the transactions contemplated by this Agreement and the other Documents shall be reasonably satisfactory in form and substance to the Agent and the Required Banks, and the Agent shall have received all information and copies of all documents and papers, including records of corporate proceedings, governmental approvals, good standing certificates and bring-down telegrams, if any, which the Agent or the Required Banks may have reasonably requested in connection therewith, such documents and papers where appropriate to be certified by proper corporate or governmental authorities.

            5.05 PLANS; SHAREHOLDERS' AGREEMENTS; MANAGEMENT AGREEMENTS; EMPLOYMENT AGREEMENTS; COLLECTIVE BARGAINING AGREEMENTS; DEBT AGREEMENTS; AFFILIATE CONTRACTS; TAX SHARING AGREEMENTS; AND MATERIAL CONTRACTS. On or prior to the Initial Borrowing Date, there shall have been delivered to the Agent true and correct copies, certified as true and complete by an appropriate officer of the Borrower, of:

            (i) all Plans (and for each Plan that is required to file an annual report on Internal Revenue Service Form 5500-series, a copy of the most recent such report (including, to the extent required, the related financial and actuarial statements and opinions and other supporting statements, certifications, schedules and information), and for each Plan that is a "single-employer plan," as defined in Section 4001(a)(15) of ERISA, the most recently prepared actuarial valuation therefor) and any other "employee benefit plans," as defined in Section 3(3) of ERISA, and any other material agreements, plans or arrangements, with or for the benefit of current or former employees of the Borrower or any of its Subsidiaries or any ERISA Affiliate (provided that the foregoing shall apply in the case of any multiemployer plan, as defined in 4001(a)(3) of ERISA, only to the extent that any document described therein is in the possession of the Borrower or any Subsidiary of the Borrower or any ERISA Affiliate or reasonably available thereto from the sponsor or trustee of any such plan) (collectively, the "EMPLOYEE BENEFIT PLANS");

            (ii) all agreements entered into by the Borrower or any Subsidiary of the Borrower governing the terms and relative rights of its capital stock and any agreements entered into by shareholders relating to any such entity with respect to their capital stock (collectively, the "SHAREHOLDERS' AGREEMENTS");

            (iii) all agreements with members of, or with respect to the, management of the Borrower or any Subsidiary of the Borrower other than Employment Agreements (collectively, the "MANAGEMENT AGREEMENTS");



                                       32
CREDIT AGREEMENT

            (iv) any employment agreements entered into by the Borrower or any Subsidiary of the Borrower with an officer or director of the Borrower or any Subsidiary of the Borrower (collectively, the "EMPLOYMENT AGREEMENTS");

            (v) all collective bargaining agreements applying or relating to any employee of the Borrower or any Subsidiary of the Borrower (collectively, the "COLLECTIVE BARGAINING AGREEMENTS");

            (vi) all agreements evidencing or relating to Indebtedness of the Borrower or any Subsidiary of the Borrower whether or not such agreement is to remain outstanding after giving effect to the incurrence of Loans on the Initial Borrowing Date (collectively, the "DEBT AGREEMENTS");

            (vii) all tax sharing, tax allocation and other similar agreements entered into by the Borrower or any Subsidiary of the Borrower (collectively, the "TAX SHARING AGREEMENTS");

            (viii) all contracts, agreements or understandings between the Borrower or any of its Subsidiaries, on the one hand, and any Affiliate of the Borrower, on the other hand (collectively, the "AFFILIATE CONTRACTS"); and

            (ix) all other material contracts and licenses of the Borrower or any of its Subsidiaries that are to remain in effect after giving effect to the consummation of the Transaction (collectively, the "MATERIAL CONTRACTS");

all of which Employee Benefit Plans, Shareholders' Agreements, Management Agreements, Employment Agreements, Collective Bargaining Agreements, Debt Agreements, Tax Sharing Agreements, Affiliate Contracts and Material Contracts shall be in form and substance reasonably satisfactory to the Agent and the Required Banks and shall be in full force and effect on the Initial Borrowing Date.

            5.06 CONSUMMATION OF THE RECAPITALIZATION. (a) On or prior to the Initial Borrowing Date, there shall have been delivered to the Banks true and correct copies of all Recapitalization Documents, and all terms and provisions of such Recapitalization Documents shall be in form and substance reasonably satisfactory to the Agent and the Required Banks. The Recapitalization, including all of the terms and conditions thereof, shall have been duly approved by the board of directors and (if required by applicable law) the shareholders of the parties thereto, and all Recapitalization Documents shall have been duly executed and delivered by the parties thereto and shall be in full force and effect. The representations and warranties set forth in the Recapitalization Documents shall be true and correct in all material respects as if made on and as of the Initial Borrowing Date unless stated to relate to a specific date, in


                                       33
CREDIT AGREEMENT
which case such representations and warranties shall be true and correct in all material respects as of such earlier date. Each of the conditions precedent to the obligations of Newco, the Borrower and the Continuing Stockholders to consummate the Recapitalization as set forth in the applicable Recapitalization Documents shall have been satisfied to the reasonable satisfaction of the Agent and the Required Banks or waived with (in the case of any condition deemed material by the Agent in its reasonable discretion) the consent of the Agent and the Required Banks, and the Recapitalization shall have been consummated in accordance with all applicable law and (except to the extent waived as aforesaid) the Recapitalization Documents, and the consideration payable in connection therewith shall not exceed the Merger Consideration.

            (b) On the Initial Borrowing Date, after giving effect to the Transaction, the ownership and capital structure of the Borrower and its Subsidiaries (including, without limitation, the terms of any capital stock, options, warrants or other securities issued or to be issued by the Borrower or any of its Subsidiaries), and the management of the Borrower and its Subsidiaries, shall be in form and substance reasonably satisfactory to the Agent.

            5.07 PLEDGE AGREEMENT. On the Initial Borrowing Date, (a) each Credit Party shall have duly authorized, executed and delivered the Credit Parties Pledge Agreement substantially in the form of Exhibit G-1 (as modified, supplemented or amended from time to time, the "CREDIT PARTIES PLEDGE AGREEMENT") and shall have delivered to the Collateral Agent, as Pledgee thereunder, all of the Pledged Securities referred to therein then owned by such Credit Party, (x) endorsed in blank, in the case of promissory notes constituting Pledged Securities, and (y) together with executed and undated irrevocable stock powers, in the case of capital stock constituting Pledged Securities, and (b) each of Holdings and each Continuing Stockholder shall have duly authorized, executed and delivered the Stockholders Pledge Agreement substantially in the form of Exhibit G-2 (as modified, supplemented or amended from time to time, the "STOCKHOLDERS PLEDGE AGREEMENT") and shall have delivered to the Collateral Agent, as Pledgee thereunder, all of the Pledged Securities referred to therein then owned by Holdings or such Continuing Stockholder, together with executed and undated irrevocable stock powers.

            5.08 SECURITY AGREEMENT. On the Initial Borrowing Date, each Credit Party shall have duly authorized, executed and delivered a Security Agreement substantially in the form of Exhibit H (as modified, supplemented or amended from time to time, the "SECURITY AGREEMENT") covering all of such Credit Party's present and future Security Agreement Collateral, together with:



                                       34
CREDIT AGREEMENT

            (i) proper financing statements (Form UCC-1 or such other financing statements or similar notices as shall be required by local law) fully executed for filing under the UCC or other appropriate filing offices of each jurisdiction as may be necessary or, in the opinion of the Collateral Agent, desirable to perfect the security interests purported to be created by the Security Agreement;

            (ii) certified copies of Requests for Information or Copies (Form UCC-11), or equivalent reports, listing all judgment liens, tax liens or effective financing statements that name the Borrower or any of its Subsidiaries, or a division or other operating unit of any such Person, as debtor and that are filed in the jurisdictions referred to in said clause
      (i) above, together with copies of such other financing statements (none of which shall cover the Collateral except to the extent evidencing Permitted Liens or for which the Collateral Agent shall receive termination statements (Form UCC-3 or such other termination statements as shall be required by local law) fully executed for filing);

            (iii) evidence of the completion of all other recordings and filings of, or with respect to, the Security Agreement as may be necessary or, in the opinion of the Collateral Agent, desirable to perfect the security interests (including, without limitation, security interests in Intellectual Property) intended to be created by such Security Agreement; and

            (iv) evidence that all other actions necessary or, in the opinion of the Collateral Agent, desirable to perfect and protect the security interests (including, without limitation, a security interest in the Indemnity Insurance Policy and any "key man" life insurance policies covering any officers or employees of the Borrower) purported to be created by the Security Agreement have been taken.

            5.09 SUBSIDIARIES GUARANTY. On the Initial Borrowing Date, each Subsidiary of the Borrower shall have duly authorized, executed and delivered a Guaranty in the form of Exhibit I (as modified, supplemented or amended from time to time, the "SUBSIDIARIES GUARANTY").

            5.10 MATERIAL ADVERSE CHANGE, ETC. On or prior to the Initial Borrowing Date, since March 31, 1998 (or, if the audited consolidated financial statements of the Borrower and its Subsidiaries for the fiscal year ended March 31, 1999 are delivered to the Agent pursuant Section 5.15(a)(ii), since March 31, 1999), nothing shall have occurred (and the Banks shall have become aware of no facts or conditions not previously known) which the Agent or the Required Banks shall determine (a) could reasonably be expected to have a material adverse effect on the rights or remedies of the


                                       35
CREDIT AGREEMENT

Banks or the Agent, or on the ability of the Borrower or any of its Subsidiaries to perform their obligations to the Agent and the Banks, under this Agreement or any other Credit Document, or (b) could reasonably be expected to have a materially adverse effect on the performance, business, assets, nature of assets, liabilities, operations, properties, condition (financial or otherwise) or prospects of the Borrower and its Subsidiaries taken as a whole.

            5.11 LITIGATION. On the Initial Borrowing Date, no litigation by any entity (private or governmental) shall be pending or, to the knowledge of the Borrower or its Subsidiaries, threatened with respect to this Agreement, any other Document or any documentation executed in connection herewith or with respect to the transactions contemplated hereby, or which the Agent or Required Banks shall determine could reasonably be expected to have a materially adverse effect on the Transaction or on the performance, business, assets, nature of assets, liabilities, operations, properties, condition (financial or otherwise) or prospects of the Borrower and its Subsidiaries taken as a whole.

            5.12 FEES, ETC. On the Initial Borrowing Date, the Borrower shall have paid in full to the Agent and the Banks all costs, fees and expenses (including, without limitation, all reasonable legal fees and expenses) payable to the Agent and the Banks to the extent then due pursuant hereto or as otherwise agreed between the Borrower and the Agent.

            5.13 SOLVENCY CERTIFICATE; INSURANCE ANALYSES. On the Initial Borrowing Date, the Borrower shall cause to be delivered to the Agent and the
Banks: (i) a solvency certificate from the Chief Financial Officer of the Borrower, in the form of Exhibit K, which shall be addressed to the Agent and each of the Banks and dated the Initial Borrowing Date and in form and substance reasonably satisfactory to the Agent and the Required Banks, setting forth the conclusion that, after giving effect to the Transaction and the incurrence of all financings contemplated herein, each of the Borrower and its Subsidiaries (taken as a whole) and the Borrower (on a stand-alone basis) are not insolvent and will not be rendered insolvent by the Indebtedness incurred in connection herewith, will not be left with unreasonably small capital with which to engage in their respective businesses and will not have incurred debts beyond their ability to pay such debts as they mature and become due, and (ii) evidence (including, without limitation, certificates with respect to each insurance policy listed on Schedule II) of insurance, complying with the requirements of
Section 8.03, with respect to the business and properties of the Borrower and its Subsidiaries, in scope, form and substance reasonably satisfactory to the Agent and the Required Banks and naming each of the Collateral Agent, the Agent and the Banks as an additional insured and the Collateral Agent as loss payee and stating that such insurance shall not be cancelled or revised without 30 days' prior written notice by the insurer to the Collateral Agent.



                                       36
CREDIT AGREEMENT

            5.14 APPROVALS. On or prior to the Initial Borrowing Date, all necessary governmental and third party approvals in connection with the Transaction and the transactions contemplated by the Documents and otherwise referred to herein or therein (including, but not limited to, those approvals required in respect of existing permits, landlord consents and transfers of contract rights) shall have been obtained and remain in effect, and all applicable waiting periods shall have expired without any action being taken by any competent authority which restrains, prevents, or imposes materially adverse conditions upon, the consummation of the Transaction or the other transactions contemplated by the Documents and otherwise referred to herein or therein. Additionally, there shall not exist any judgment, order, injunction or other restraint issued or filed, or a hearing seeking injunctive relief or other restraint pending or notified, prohibiting or imposing materially adverse conditions upon the consummation of the Transaction, the making of the Loans or the issuance of Letters of Credit.

            5.15 FINANCIAL STATEMENTS; PROJECTIONS; MANAGEMENT LETTER REPORTS; BACKGROUND INVESTIGATION REPORTS. (a) On or prior to the Initial Borrowing Date, the Banks shall have received and shall be satisfied with:

            (i) consolidated balance sheets of the Borrower and its Subsidiaries as at March 31, 1997 and March 31, 1998, and the related consolidated statements of income and retained earnings and cash flows of the Borrower and its Subsidiaries for the fiscal periods ended as of such dates, which have been audited by Ernst & Young;

            (ii) either (A) consolidated balance sheets of the Borrower and its Subsidiaries as at March 31, 1999, and the related consolidated statements of income and retained earnings and cash flows of the Borrower and its Subsidiaries for the fiscal period ended as of such date, which have been audited by Ernst & Young, or (B) copies of the report prepared by PricewaterhouseCoopers LLP for HIG with respect to the Borrower and its Subsidiaries; and

            (iii) the pro forma (after giving effect to the Transaction and the related financing thereof) consolidated balance sheet of the Borrower and its Subsidiaries as at the Initial Borrowing Date, prepared in accordance with GAAP consistent with past practices and in form and substance reasonably satisfactory to the Agent and the Required Banks, which shall not disclose any material adverse differences in the business, properties, assets, liabilities, results of operations, condition (financial or otherwise) or prospects of the Borrower and its Subsidiaries taken as a whole from that previously disclosed to the Agent and the Required Banks.



                                       37
CREDIT AGREEMENT

            (b) On the Initial Borrowing Date, the Banks shall have received detailed consolidated financial projections, certified by the Chief Financial Officer of the Borrower, for the Borrower and its Subsidiaries, which include the projected results of the Borrower and its Subsidiaries, after giving effect to the Transaction and the other transactions contemplated herein, for the period commencing on the Initial Borrowing Date and ending after the fourth anniversary of the Initial Borrowing Date (the "PROJECTIONS"), which Projections, and the supporting assumptions and explanations thereto, and the accounting practices and procedures to be utilized by the Borrower following the Initial Borrowing Date, shall be reasonably satisfactory in form and substance to the Agent and the Required Banks and shall be as set forth on Schedule III hereto.

            (c) On or prior to the Initial Borrowing Date, the Agent shall have received a copy of any "management letter" received by the Borrower or any of its Subsidiaries from its certified public accountants on or after March 31, 1997.

            (d) No later than one week prior to the Initial Borrowing Date, the Banks shall have received and shall be satisfied with a copy of a background check on certain key members of management of the Borrower and its Subsidiaries specified by the Agent to HIG prior to the Initial Borrowing Date, prepared by a firm satisfactory to the Agent.

            5.16 REFINANCING. (a) On the Initial Borrowing Date and after giving effect to the Loans incurred on the Initial Borrowing Date, the Recapitalization and the other transactions contemplated hereby, neither the Borrower nor any of its Subsidiaries shall have any Indebtedness or preferred stock outstanding except for the Loans and except for Indebtedness permitted under Section 9.04.

            (b) The Agent and the Required Banks shall be satisfied with the amount of and the terms and conditions of the repayment of, and the termination of all commitments and documentation relating to, all Indebtedness repaid by the Borrower or its Subsidiaries in connection with the transactions contemplated hereby (collectively, the "REFINANCED INDEBTEDNESS") and the amount of all accrued interest, premiums, fees, commissions and expenses owing in connection with the repayment of such Refinanced Indebtedness. In no event shall the aggregate amount paid pursuant to the preceding sentence exceed $50,000. All Liens arising in connection with such Refinanced Indebtedness shall have been terminated (and all appropriate releases, termination statements or other instruments of assignment with respect thereto shall have been obtained), in each case to the reasonable satisfaction of the Agent and the Required Banks.



                                       38
CREDIT AGREEMENT

            (c) The Agent shall have received copies, certified as true and complete by an Authorized Officer, of all documents executed in connection with the repayment and termination of the Refinanced Indebtedness and the release of the Liens thereunder (the "DEBT TERMINATION DOCUMENTS"), all of which shall be in form and substance reasonably satisfactory to the Agent and the Required Banks.

            5.17 FUNDING. (a) On or prior to the Initial Borrowing Date, (i) Holdings shall have received an aggregate of $6 million in cash equity contributions from the HIG Funds and the other shareholders of Holdings reasonably acceptable to the Agent, and in such proportions as are reasonably acceptable to the Agent, (ii) Holdings shall have contributed the full amount of such cash equity contributions to Newco pursuant to the terms of the Contribution Agreement, (iii) the Continuing Stockholders shall have contributed 2,165,978 shares of Borrower Common Stock to Newco pursuant to the Contribution Agreement, and (iv) following the consummation of the Merger, the Borrower shall have utilized the full amount of the cash equity contribution referred to in clause (ii) to make payments owing in connection with the Transaction prior to or concurrently with the utilization of any proceeds of the Loans for such purposes.

            (b) On or prior to the Initial Borrowing Date, (i) the Borrower shall have received $3 million in cash proceeds from the issuance of the Senior Subordinated Notes and (ii) the Borrower shall have utilized the full amount of such cash proceeds to make payments owing in connection with the Transaction prior to or concurrently with the utilization of any proceeds of the Loans for such purposes.

            5.18 CONSENT LETTER. The Agent shall have received a letter from CT Corporation System, presently located at 1633 Broadway, New York, New York 10019, substantially in the form of Exhibit L hereto, indicating its consent to its appointment by the Borrower and its Subsidiaries as their agent to receive service of process as specified in Section 13.08 of this Agreement and Section 21 of the Subsidiaries Guaranty.

            5.19 BORROWING BASE CERTIFICATE. On the Initial Borrowing Date, the Borrower shall have delivered to each Bank its initial Borrowing Base Certificate meeting the requirements of Section 8.01(k).

            5.20 LANDLORD AGREEMENTS. On the Initial Borrowing Date, the Collateral Agent shall have received from the Borrower and each applicable Subsidiary Guarantor, with respect to each Leasehold, an agreement from the landlord acknowledging, among other things, the Collateral Agent's security interests in property maintained on the leased premises and waiving its own security interest, if any, thereon and acknowledging the Collateral Agent's authority to obtain access to such property and covering such other matters as the Collateral Agent may reasonably request.



                                       39
CREDIT AGREEMENT

            5.21 PCF/PNA WARRANTS. On the Initial Borrowing Date, PCF and PNA shall have received the PCF/PNA Warrants and the other PCF/PNA Warrant Documents, in each case duly executed by the parties thereto pursuant to the PCF/PNA Warrant Documents.

            SECTION 6. CONDITIONS PRECEDENT TO ALL CREDIT EVENTS. The obligation of each Bank to make Loans (including Loans made on the Initial Borrowing Date), and the obligation of an Issuing Bank to issue any Letter of Credit, is subject, at the time of each such Credit Event (except as hereinafter indicated), to the satisfaction of the following conditions:

            6.01 NO DEFAULT; REPRESENTATIONS AND WARRANTIES. At the time of each such Credit Event and also after giving effect thereto (i) there shall exist no Default or Event of Default and (ii) all representations and warranties contained herein and in the other Credit Documents shall be true and correct in all material respects with the same effect as though such representations and warranties had been made on the date of the making of such Credit Event unless stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date.

            6.02 NOTICE OF BORROWING; LETTER OF CREDIT REQUEST. (a) Prior to the making of each Loan (other than a Swingline Loan or a Mandatory Borrowing), the Agent shall have received a Notice of Borrowing meeting the requirements of
Section 1.03. Prior to the making of each Swingline Loan, the Swingline Bank shall have received the notice referred to in Section 1.03(b)(i).

            (b) Prior to the issuance of each Letter of Credit, the Issuing Bank shall have received a Letter of Credit Request meeting the requirements of
Section 2.03.

            The acceptance of the benefits of each Credit Event shall constitute a representation and warranty by the Borrower to each of the Banks that all the conditions specified in Section 5 and in this Section 6 and applicable to such Credit Event exist as of that time. All of the Notes, certificates, legal opinions and other documents and papers referred to in Section 5 and in this
Section 6, unless otherwise specified, shall be delivered to the Agent at the Notice Office for the account of each of the Banks and, except for the Notes, in sufficient counterparts for each of the Banks and, unless otherwise specified, shall be in form and substance reasonably satisfactory to the Banks.

            SECTION 7. REPRESENTATIONS, WARRANTIES AND AGREEMENTS. In order to induce the Banks to enter into this Agreement and to make the Loans, and issue (or participate in) the Letters of Credit as provided herein, the Borrower makes the following representations, warranties and agreements as to itself and as to each of its


                                       40
CREDIT AGREEMENT

Subsidiaries, as of the Initial Borrowing Date (both before and after giving effect to the Credit Events occurring on such date and to the Transaction) and as of the date of each subsequent Credit Event, which representations, warranties and agreements shall survive the execution and delivery of this Agreement and the Notes and any subsequent Credit Event, with the occurrence of each Credit Event on or after the Initial Borrowing Date being deemed to constitute a representation and warranty that the matters specified in this
Section 7 are true and correct on and as of the Initial Borrowing Date and on the date of each such Credit Event, unless stated to relate to a specific earlier date in which case all representations and warranties shall be true and correct in all material respects as of such earlier date.

            7.01 CORPORATE STATUS. Each of the Borrower and its Subsidiaries (i) is a duly organized and validly existing corporation in good standing under the laws of the jurisdiction of its organization, (ii) has the corporate power and authority to own its property and assets and to transact the business in which it is engaged and presently proposes to engage, and (iii) is duly qualified and authorized to do business and in good standing in each jurisdiction where the ownership, leasing or operation of property or the conduct of its business requires such qualifications except for failures to be so qualified which, in the aggregate, could not reasonably be expected to have a material adverse effect on the performance, business, assets, nature of assets, liabilities, operations, properties, condition (financial or otherwise) or prospects of the Borrower and its Subsidiaries taken as a whole.

            7.02 CORPORATE POWER AND AUTHORITY. Each of the Borrower and its Subsidiaries has the corporate power to execute, deliver and perform the terms and provisions of each of the Documents to which it is party and has taken all necessary corporate action to authorize the execution, delivery and performance by it of each of such Documents. Each of the Borrower and its Subsidiaries has duly executed and delivered each of the Documents to which it is party, and each of such Documents constitutes its legal, valid and binding obligation enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by general equitable principles (regardless of whether the issue of enforceability is considered in a proceeding in equity or at law).

            7.03 NO VIOLATION. Neither the execution, delivery or performance by the Borrower or any of its Subsidiaries of the Documents to which it is a party, nor compliance by it with the terms and provisions thereof, (i) will contravene any provision of any applicable law, statute, rule or regulation or any order, writ, injunction or decree of any court or governmental instrumentality, (ii) will conflict with or result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose)


                                       41
CREDIT AGREEMENT
any Lien (except pursuant to the Security Documents) upon any of the property or assets of the Borrower or any of its Subsidiaries pursuant to the terms of any indenture, mortgage, deed of trust, credit agreement or loan agreement, or any other material agreement, contract or instrument to which the Borrower or any of its Subsidiaries is a party or by which it or any of its property or assets is bound or to which it may be subject, or (iii) will violate any provision of the Certificate of Incorporation or By-Laws (or similar organizational documents) of the Borrower or any of its Subsidiaries.

            7.04 GOVERNMENTAL APPROVALS. No order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by (except as have been obtained or made on or prior to the Initial Borrowing Date and are in full force and effect), any governmental or public body or authority, or any subdivision thereof, is required to authorize, or is required in connection with, (i) the execution, delivery and performance of any Document or (ii) the legality, validity, binding effect or enforceability of any Document.

            7.05 FINANCIAL STATEMENTS; FINANCIAL CONDITION; UNDISCLOSED LIABILITIES; PROJECTIONS; ETC. (a) (i) The consolidated financial statements of the Borrower and its Subsidiaries for the fiscal years ended as of March 31, 1997 and March 31, 1998 (and, if delivered pursuant to Section 5.15(a)(ii), March 31, 1999), which have been audited by Ernst & Young, (ii) the unaudited consolidated financial statements of the Borrower and its Subsidiaries for the eleven-month period ended February 28, 1999, and (iii) the pro forma (after giving effect to the Transaction and the related financing thereof) consolidated balance sheet of the Borrower and its Subsidiaries as at the Initial Borrowing Date, copies of all of which financial statements referred to in the preceding clauses (i), (ii) and (iii) have heretofore been furnished to the Agent, present fairly in all material respects the financial position of the respective entities at the dates of said statements and the results of operations for the periods covered thereby (or, in the case of the pro forma balance sheet referred to in the preceding clause (iii), present a good faith estimate by the management of the Borrower as to the pro forma financial condition of the Borrower and its Subsidiaries (after giving effect to the Transaction) on a consolidated basis at the date thereof). All such financial statements have been prepared in accordance with GAAP consistently applied, except to the extent provided in the notes to said financial statements and, with respect to interim financial statements, subject to normal year end-adjustments (which shall not be material) and the absence of footnotes. Since March 31, 1998 (or, if the audited consolidated financial statements of the Borrower and its Subsidiaries for the fiscal year ended March 31, 1999 are delivered to the Agent pursuant Section 5.15(a)(ii), since March 31, 1999), there has been no material adverse change in the performance, business, assets, nature of assets, liabilities, operations, properties, condition (financial or otherwise) or prospects of the Borrower and its Subsidiaries taken as a whole.



                                       42
CREDIT AGREEMENT

            (b) On and as of the Initial Borrowing Date, on a pro forma basis after giving effect to the Transaction and all other transactions contemplated by the Documents and to all Indebtedness (including, without limitation, the Loans) being incurred in connection with the Transaction, and all Liens created, and to be created, by each Credit Party in connection therewith: (a) the sum of the assets, at a fair valuation, of each Credit Party will exceed its debts; (b) no Credit Party has incurred or intends to, or believes that it will, incur debts beyond its ability to pay such debts as such debts mature; and (c) each Credit Party will have sufficient capital with which to conduct its business. For purposes of this Section 7.05(b) "debt" means any liability on a claim, and "claim" means (i) right to payment, whether or not such a right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured, or unsecured or (ii) right to an equitable remedy for breach of performance if such breach gives rise to a payment, whether or not such right to an equitable remedy is reduced to judgment, fixed, contingent, matured, unmatured, subordinated, disputed, undisputed, secured or unsecured.

            (c) Except as fully reflected in the financial statements and the notes related thereto described in Section 7.05(a), there were as of the Initial Borrowing Date (and after giving effect to the Transaction and the other transactions contemplated hereby and by the Documents) no liabilities or obligations with respect to the Borrower or any of its Subsidiaries of any nature whatsoever (whether absolute, accrued, contingent or otherwise and whether or not due) which, either individually or in aggregate, could reasonably be expected to be material to the Borrower and its Subsidiaries taken as a whole. As of the Initial Borrowing Date, neither the Borrower nor any of its Subsidiaries knows of any basis for the assertion against the Borrower or any of its Subsidiaries of any liability or obligation of any nature whatsoever that is not fully reflected in the financial statements and the notes related thereto described in Section 7.05(a) which, either individually or in the aggregate, could reasonably be expected to be material to the Borrower and its Subsidiaries taken as a whole. As of the Initial Borrowing Date (and after giving effect to the Transaction) neither the Borrower nor any of its Subsidiaries will have any outstanding Indebtedness or preferred stock (other than the Loans and Capitalized Lease Obligations).

            (d) On and as of the Initial Borrowing Date, the Projections have been prepared in good faith with the participation of management of the Borrower and have been prepared on a basis consistent with the pro forma financial statements referred to in Section 7.05(a), and there are no statements or conclusions in any of the Projections which are based upon or include information known to the Borrower to be misleading or which fail to take into account material information regarding the matters reported therein. On the Initial Borrowing Date, the Borrower believes that the Projections were reasonable and attainable (it being recognized by the Banks that projections as to future events are not to be viewed as facts and actual results during the periods covered by the


                                       43
CREDIT AGREEMENT

Projections probably will differ from the projected results and that those differences may be material, and no representation is made that the Projections will in fact be attained).

            7.06 LITIGATION. There are no actions, suits or proceedings pending or, to the best knowledge of the Borrower, threatened (i) with respect to any Document, or (ii) that are reasonably likely to materially and adversely affect the performance, business, assets, nature of assets, liabilities, operations, properties, condition (financial or otherwise) or prospects of the Borrower and its Subsidiaries taken as a whole.

            7.07 TRUE AND COMPLETE DISCLOSURE. All factual information (taken as a whole, it being understood that the Projections shall not be deemed to be factual information) heretofore or contemporaneously furnished by or on behalf of the Borrower or any Subsidiary of the Borrower in writing to any Bank (including, without limitation, all information contained in the Documents) for purposes of or in connection with this Agreement or any transaction contemplated herein is, and all other such factual information (taken as a whole with all information previously furnished) hereafter furnished by or on behalf of the Borrower or any Subsidiary of the Borrower in writing to any Bank will be, true and accurate in all material respects on the date as of which such information is dated or certified and not incomplete by omitting to state any material fact necessary to make such information (taken as a whole) not misleading at such time in light of the circumstances under which such information was provided.

            7.08 USE OF PROCEEDS; MARGIN REGULATIONS. (a) All proceeds of the Term Loans and up to $500,000 of the Revolving Loans incurred by the Borrower on the Initial Borrowing Date shall be used to finance, in part, the Recapitalization Consideration, directly or indirectly to repay the Refinanced Indebtedness, and to pay Transaction Fees and Expenses.

            (b) All proceeds of Revolving Loans and Swingline Loans incurred after the Initial Borrowing Date shall be used by the Borrower for general corporate and working capital purposes of the Borrower and its Subsidiaries.

            (c) No part of the proceeds of any Loan will be used to purchase or carry any Margin Stock or to extend credit for the purpose of purchasing or carrying any Margin Stock. Neither the making of any Loan nor the use of the proceeds thereof nor the occurrence of any other Credit Event will violate or be inconsistent with the provisions of Regulation T, U or X of the Board of Governors of the Federal Reserve System.

            7.09 TAX RETURNS AND PAYMENTS. Each of the Borrower and each of its Subsidiaries has timely filed or caused to be timely filed (including pursuant to any


                                       44
CREDIT AGREEMENT
valid extensions of time for filing) with the appropriate taxing authority all returns, statements, forms and reports for taxes (the "RETURNS") required to be filed by or with respect to the income, properties or operations of the Borrower and/or any of its Subsidiaries. The Returns accurately reflect in all material respects all liability for taxes of the Borrower and its Subsidiaries as a whole for the periods covered thereby. Each of the Borrower and each of its Subsidiaries have paid all material taxes payable by them which have become due other than those contested in good faith and for which adequate reserves have been established in accordance with GAAP. There is no material action, suit, proceeding, investigation, audit, or claim now pending or, to the best knowledge of the Borrower or any of its Subsidiaries, threatened by any authority regarding any taxes relating to the Borrower or any of its Subsidiaries. As of the Initial Borrowing Date, neither the Borrower nor any of its Subsidiaries has entered into an agreement or waiver or been requested to enter into an agreement or waiver extending any statute of limitations relating to the payment or collection of taxes of the Borrower or any of its Subsidiaries, or is aware of any circumstances that would cause the taxable years or other taxable periods of the Borrower or any of its Subsidiaries not to be subject to the normally applicable statute of limitations. Neither the Borrower nor any of its Subsidiaries has provided, with respect to themselves or property held by them, any consent under Section 341 of the Code. None of the Borrower or any of its Subsidiaries has incurred, or will incur, any material tax liability in connection with the Transaction or any other transactions contemplated hereby.

            7.10 COMPLIANCE WITH ERISA. Schedule IV sets forth each Plan; each Plan (and each related trust, insurance contract or fund) is in substantial compliance with its terms and with all applicable laws, including, without limitation, ERISA and the Code; each Plan (and each related trust, if any) which is intended to be qualified under Section 401(a) of the Code has received a determination letter from the Internal Revenue Service to the effect that it meets the requirements of Sections 401(a) and 501(a) of the Code; no Reportable Event has occurred; no Plan which is a multiemployer plan (as defined in Section 4001(a)(3) of ERISA) is insolvent or in reorganization; no Plan has an Unfunded Current Liability; no Plan which is subject to Section 412 of the Code or
Section 302 of ERISA has an accumulated funding deficiency, within the meaning of such sections of the Code or ERISA, or has applied for or received a waiver of an accumulated funding deficiency or an extension of any amortization period, within the meaning of Section 412 of the Code or Section 303 or 304 of ERISA; all contributions required to be made with respect to a Plan have been timely made except to the extent that any failure to make timely contributions would not result in a material liability to the Borrower, any Subsidiary of the Borrower or any ERISA Affiliate; neither the Borrower nor any Subsidiary of the Borrower nor any ERISA Affiliate has incurred any material liability (including any indirect, contingent or secondary liability) to or on account of a Plan pursuant to Section 409, 502(i), 502(l),


                                       45
CREDIT AGREEMENT

515, 4062, 4063, 4064, 4069, 4201, 4204 or 4212 of ERISA or Section 401(a)(29),
4971 or 4975 of the Code or expects to incur any such liability under any of the foregoing sections with respect to any Plan (other than liabilities of any ERISA Affiliate which could not, by operation of law or otherwise, become a liability of the Borrower or any of its Subsidiaries); no condition exists which presents a material risk to the Borrower or any Subsidiary of the Borrower or any ERISA Affiliate of incurring a liability to or on account of a Plan pursuant to the foregoing provisions of ERISA and the Code; no proceedings have been instituted to terminate or appoint a trustee to administer any Plan which is subject to Title IV of ERISA; no action, suit, proceeding, hearing, audit or investigation with respect to the administration, operation or the investment of assets of any Plan (other than routine claims for benefits) is pending, expected or threatened; using actuarial assumptions and computation methods consistent with
Part 1 of subtitle E of Title IV of ERISA, the aggregate liabilities of the Borrower and its Subsidiaries and its ERISA Affiliates to all Plans which are multiemployer plans (as defined in Section 4001(a)(3) of ERISA) in the event of a complete withdrawal therefrom, as of the close of the most recent fiscal year of each such Plan ended prior to the date of the most recent Credit Event, would not exceed $25,000; each group health plan (as defined in Section 607(1) of ERISA or Section 4980B(g)(2) of the Code) which covers or has covered employees or former employees of the Borrower, any Subsidiary of the Borrower, or any ERISA Affiliate has at all times been operated in material compliance with the provisions of Part 6 of subtitle B of Title I of ERISA and Section 4980B of the Code; no lien imposed under the Code or ERISA on the assets of the Borrower or any Subsidiary of the Borrower or any ERISA Affiliate exists or is likely to arise on account of any Plan; and the Borrower and its Subsidiaries may cease contributions to or terminate any employee benefit plan maintained by any of them without incurring any material liability.

            7.11 THE SECURITY DOCUMENTS. (a) The provisions of the Security Agreement are effective to create in favor of the Collateral Agent for the benefit of the Secured Creditors a legal, valid and enforceable security interest in all right, title and interest of the respective Credit Parties in the Collateral described therein and the Collateral Agent, for the benefit of the Secured Creditors, has a fully perfected Lien on, and security interest in, all right, title and interest of the respective Credit Parties in all of the Collateral described therein, subject to no other Liens other than Permitted Liens. The recordation of the Security Agreement in the United States Patent and Trademark Office together with filings on Form UCC-1 made pursuant to the Security Agreement will be effective, under federal and state law, to perfect the security interest granted to the Collateral Agent in any trademarks and patents covered by the Security Agreement, and the filing of the Security Agreement with the United States Copyright Office together with filings on Form UCC-1 made pursuant to the Security Agreement will be effective under federal and state law to perfect the security interest granted to the


                                       46
CREDIT AGREEMENT

Collateral Agent in any copyrights covered by the Security Agreement. Each of the Credit Parties party to the Security Agreement has good and merchantable title to all Collateral described therein, free and clear of all Liens except those described above in this clause (a).

            (b) The security interests created in favor of the Collateral Agent, as Pledgee for the benefit of the Secured Creditors, under the Pledge Agreements constitute first perfected security interests in the Pledged Securities described in the Pledge Agreements, subject to no security interests of any other Person. No filings or recordings are required in order to perfect (or maintain the perfection or priority of) the security interests created in the Pledged Securities and the proceeds thereof under the Pledge Agreements.

            7.12 REPRESENTATIONS AND WARRANTIES IN DOCUMENTS. All representations and warranties made by any Person in the Documents are true and correct at the time as of which such representations and warranties were made and on the Initial Borrowing Date unless stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct as of such earlier date, in each case except to the extent that the failure of any such representation and warranty to be true and correct could not reasonably be expected to have a material adverse effect on the performance, business, assets, liabilities, nature of assets, operations, properties, condition (financial or otherwise) or prospects of the Borrower and its Subsidiaries taken as a whole.

            7.13 PROPERTIES. Each of the Borrower and each of its Subsidiaries has good and merchantable title to all material properties owned by them, including all property reflected in the consolidated pro forma balance sheet (after giving effect to the Transaction) referred to in Section 7.05(a) (except as sold or otherwise disposed of since the date of such balance sheet in the ordinary course of business or as permitted by Section 9.02), free and clear of all Liens, other than (i) as referred to in such consolidated pro forma balance sheet or in the notes thereto or (ii) Liens otherwise permitted by Section 9.01.
Schedule V contains a true and complete list of each parcel of Real Property owned or leased by the Borrower or any of its Subsidiaries on the Initial Borrowing Date and the type of interest therein held by the Borrower or such Subsidiary.

            7.14 CAPITALIZATION. On the Initial Borrowing Date, after giving effect to the Transaction, the attached Schedule VI accurately sets forth the following information with respect to each Credit Party's capitalization: (1) the authorized partnership interests, capital stock, shares or membership interests of such Credit Party, (2) the number of units of each class of partnership interests, capital stock, shares or membership interests issued and outstanding in each case (i) as of the Initial Borrowing


                                       47
CREDIT AGREEMENT

Date and (ii) assuming exercise of the PCF/PNA Warrants, (3) the number of units of each class of partnership interests, capital stock, shares or membership interests reserved for issuance upon exercise of options, warrants (including the PCF/PNA Warrants) or convertible securities, (4) the name of each holder of partnership interests, capital stock, shares or membership interests and the number of units and percentage interest owned by each such holder and (5) with respect to all outstanding options and rights to acquire such Credit Party's equity interests: the holder, the number of units or other interests covered, the exercise price and the expiration date. No Credit Party has violated any applicable federal or state securities laws in connection with the offer, sale or issuance of any of its equity interests (including the PCF/PNA Warrants) or the Notes, and the offer, sale and issuance of the Notes or the PCF/PNA Warrants or the issuance of Borrower Common Stock upon the exercise of the PCF/PNA Warrants or conversion of one class of Borrower Common Stock to another do not require registration under the Securities Act or any applicable state securities laws. There are no agreements between any Credit Party's equityholders with respect to the voting or transfer of the equity interests of such Credit Party or with respect to any other aspect of such Credit Party's affairs, except for the Stockholders Agreement and the Certificate of Incorporation of the Borrower. All of the outstanding equity interests of each Credit Party have been duly and validly issued, are fully paid and nonassessable, and except as set forth on
Schedule VI and as provided for in the PCF/PNA Warrant Documents and the Stockholders Agreement, there are no subscriptions, options, warrants, rights, puts, calls, commitments, conversion rights, profit participation rights, equity appreciation rights, phantom equity plans, rights of exchange, preemptive rights (statutory or contractual), rights of first refusal, rights of first offer, registration rights, plans or other agreements of any character providing for the purchase, issuance or sale of any equity interest of any Credit Party.

            7.15 SUBSIDIARIES. All of the Subsidiaries of the Borrower as of the Initial Borrowing Date are identified in Schedule XI. The capital stock of each of the Subsidiaries of the Borrower is duly authorized, validly issued, fully paid and nonassessable and none of such capital stock constitutes Margin Stock.
Schedule XI correctly sets forth, as of the Initial Borrowing Date, all of the ownership interests of all Persons in each of the Subsidiaries of the Borrower identified therein.

            7.16 COMPLIANCE WITH STATUTES, ETC. Each of the Borrower and each of its Subsidiaries is in compliance with all applicable statutes, regulations and orders of, and all applicable restrictions imposed by, all governmental bodies, domestic or foreign, in respect of the conduct of its business and the ownership of its property (including applicable statutes, regulations, orders and restrictions relating to environmental standards and controls), except with respect to each of the foregoing such noncompliance as could not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the performance, business, assets, nature of assets,


                                       48
CREDIT AGREEMENT
liabilities, operations, properties, condition (financial or otherwise) or prospects of the Borrower and its Subsidiaries taken as a whole.

            7.17 INVESTMENT COMPANY ACT. None of the Borrower nor any of its Subsidiaries is an "investment company" or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended.

            7.18 PUBLIC UTILITY HOLDING COMPANY ACT. None of the Borrower nor any of its Subsidiaries is a "holding company," or a "subsidiary company" of a "holding company," or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company" within the meaning of the Public Utility Holding Company Act of 1935, as amended.

            7.19 ENVIRONMENTAL MATTERS. (A) The Borrower and each of its Subsidiaries have complied with, and on the date of such Credit Event are in compliance with, in all respects, all applicable Environmental Laws and the requirements of any permits issued under such Environmental Laws except such noncompliances which, in the aggregate, could not reasonably be expected to have a material adverse effect on the performance, business, assets, nature of assets, liabilities, operations, properties, condition (financial or otherwise) or prospects of the Borrower and its Subsidiaries taken as a whole. There are no past, pending or, to the best knowledge of the Borrower, threatened Environmental Claims against the Borrower or any of its Subsidiaries or any Real Property currently owned or operated by the Borrower or any of its Subsidiaries which could reasonably be expected to have a material adverse effect on the performance, business, assets, nature of assets, liabilities, operations, properties, condition (financial or otherwise) or prospects of the Borrower and its Subsidiaries taken as a whole or any Real Property currently owned or operated by the Borrower or any of its Subsidiaries. There are no facts, circumstances, conditions or occurrences concerning the business or operations of the Borrower or any of its Subsidiaries or any Real Property owned or operated at any time by the Borrower or any of its Subsidiaries or, to the knowledge of the Borrower the Borrower, any property adjoining any such Real Property that could reasonably be expected (i) to form the basis of an Environmental Claim against the Borrower or any of its Subsidiaries or any Real Property owned or operated by the Borrower or any of its Subsidiaries or (ii) to cause such Real Property to be subject to any restrictions on the ownership, occupancy, use or transferability of such Real Property under any Environmental Law except such Environmental Claims and restrictions which individually or in the aggregate could not reasonably be expected to have a material adverse effect on the performance, business, assets, nature of assets, liabilities, operations, properties, condition (financial or otherwise) or prospects of the Borrower and its Subsidiaries taken as a whole.



                                       49
CREDIT AGREEMENT

            (b) Neither the Borrower nor any of its Subsidiaries has, at any time, generated, used, treated, stored, transported or released Hazardous Materials on, to or from any Real Property at any time owned or leased or at any time operated by the Borrower or any of its Subsidiaries, except such generation, use, treatment, storage, transportation or release as could not reasonably be expected to have a material adverse effect on the performance, business, assets, nature of assets, liabilities, operations, properties, condition (financial or otherwise) or prospects of the Borrower and its Subsidiaries taken as a whole.

            (c) There are not now and, to the best knowledge of the Borrower, never have been any underground storage tanks located on any Real Property owned or operated by the Borrower or any of its Subsidiaries except any such underground storage tanks located on any Real Property owned or operated by the Borrower or any of its Subsidiaries which could not reasonably be expected to have a material adverse effect on the performance, business, assets, nature of assets, liabilities, operations, condition (financial or otherwise) or prospects of the Borrower and its Subsidiaries taken as a whole.

            (d) No Real Property at any time owned or at any time operated by the Borrower or any of its Subsidiaries is located in any site listed on, or proposed in the Federal Register for listing on, the Superfund National Priorities List, or listed on the Comprehensive Environmental Response Compensation and Liability Information System or their state equivalent, except for such listing which could not reasonably be expected to have a material adverse effect on the performance, business, assets, nature of assets, liabilities, operations, condition (financial or otherwise) or prospects of the Borrower and its Subsidiaries taken as a whole.

            7.20 YEAR 2000 REPROGRAMMING. Any reprogramming required to permit the proper functioning, in and following the year 2000, of the Borrower's or any of its Subsidiaries' (i) computer systems and (ii) equipment containing embedded microchips (including systems and equipment supplied by others or with which the Borrower's systems interface) and the testing of all such systems and equipment, as so reprogrammed, shall be completed by September 30, 1999. The consequences of year 2000 (including, without limitation, reprogramming errors and the failure of others' systems or equipment) could not reasonably be expected to have a material adverse effect on the performance, business, assets, nature of assets, liabilities, operations, properties, condition (financial or otherwise) or prospects of the Borrower and its Subsidiaries taken as a whole. Except for such of the reprogramming referred to in the preceding sentence as may be necessary, the computer and management information systems of the Borrower and its Subsidiaries are, and with ordinary course upgrading and maintenance will continue to be for the term of this Agreement, sufficient to permit the Borrower and its Subsidiaries to conduct its business without such conduct resulting


                                       50
CREDIT AGREEMENT
in a material adverse effect on the performance, business, assets, nature of assets, liabilities, operations, properties, condition (financial or otherwise) or prospects of the Borrower and its Subsidiaries taken as a whole.

            7.21 LABOR RELATIONS. Neither the Borrower nor any of its Subsidiaries is engaged in any unfair labor practice that could reasonably be expected to have a material adverse effect on the Borrower and its Subsidiaries taken as a whole. There is (i) no significant unfair labor practice complaint pending against the Borrower or any of its Subsidiaries or, to the best knowledge of the Borrower, threatened against any of them, before the National Labor Relations Board, and no significant grievance or significant arbitration proceeding arising out of or under any collective bargaining agreement is so pending against the Borrower or any of its Subsidiaries or, to the best knowledge of the Borrower, threatened against any of them and (ii) no significant strike, labor dispute, slowdown or stoppage pending against the Borrower or any of its Subsidiaries or, to the best knowledge of the Borrower, threatened against the Borrower or any of its Subsidiaries.

            7.22 PATENTS, LICENSES, FRANCHISES AND FORMULAS. (a) The Borrower, together with its Subsidiaries, has a license to use or otherwise has the right to use, free and clear of Liens, all the material patents, patent applications, trademarks, service marks, trade names, trade secrets, copyrights, proprietary information, computer programs, data bases, licenses, franchises and formulas, or rights with respect to the foregoing (collectively, "INTELLECTUAL PROPERTY"), that are necessary for the present conduct of its business, free from restrictions that are adverse to the use thereof, and has obtained all licenses and other rights of whatever nature that are necessary for the present conduct of its business, in each case without any known conflict with the rights of others which, or the failure to obtain which, as the case may be, could reasonably be expected to have a material adverse effect on the performance, business, assets, nature of assets, liabilities, operations, properties, condition (financial or otherwise) or prospects of the Borrower and its Subsidiaries taken as a whole.

            (b) Except as described on Schedule X, neither the Borrower nor any of its Subsidiaries has knowledge of any claim by any third party contesting the validity, enforceability, use or ownership of the Intellectual Property, or of any existing state of facts that would support a claim that use by the Borrower or any of its Subsidiaries of any such Intellectual Property has infringed or otherwise violated any Intellectual Property right of any other Person and, to the best knowledge of the Borrower and its Subsidiaries, no such claim is threatened, in each case except for such claims that could not individually or in the aggregate reasonably be expected to have a material adverse affect on the performance, business, assets, nature of assets, liabilities, operations, properties, condition (financial or otherwise) or prospects of the Borrower and its Subsidiaries taken as a whole.



                                       51
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
            7.23 INDEBTEDNESS. Schedule VII sets forth a true and complete list of all Indebtedness (other than the Loans and the Indebtedness evidenced by the Senior Subordinated Notes) and preferred stock of the Borrower and each of its Subsidiaries as of the Initial Borrowing Date after giving effect to the Transaction and the other transactions contemplated hereby (the "EXISTING INDEBTEDNESS"), in each case showing the aggregate amount thereof and the name of the respective obligor and any other entity which directly or indirectly guaranteed such debt. None of the Existing Indebtedness was incurred in connection with, or in contemplation of, the Transaction or the other transactions contemplated hereby.

            7.24 RESTRICTIONS ON OR RELATING TO SUBSIDIARIES. There does not exist any encumbrance or restriction on the ability of (i) any Subsidiary of the Borrower to pay dividends or make any other distributions on its capital stock or any other interest or participation in its profits owned by the Borrower or any Subsidiary of the Borrower, or to pay any Indebtedness owed to the Borrower or a Subsidiary of the Borrower, (ii) any Subsidiary of the Borrower to make loans or advances to the Borrower or any of the Borrower's Subsidiaries, or
(iii) the Borrower or any Subsidiary of the Borrower to transfer any of its properties or assets to the Borrower or any Subsidiary of the Borrower, except for such encumbrances or restrictions existing under or by reason of (v) applicable law, (w) this Agreement, the other Credit Documents and the Senior Subordinated Loan Documents, (x) customary provisions restricting subletting or assignment of any lease governing a leasehold interest of the Borrower or a Subsidiary of the Borrower, (y) customary provisions restricting the transfer of, or the imposition of Liens on assets subject to Liens permitted pursuant to
Section 9.01(vi) or (viii), or (z) customary provisions restricting assignment of any licensing agreement entered into by the Borrower or any of its Subsidiaries in the ordinary course of business.

            7.25 THE TRANSACTION. All aspects of the Transaction have been effected in accordance with the Documents (except to the extent waived by the parties as provided in Section 5.06) and all applicable law. At the time of consummation thereof, all consents and approvals of, and filings and registrations with, and all other actions in respect of, all governmental agencies, authorities or instrumentalities required in order to consummate the Transaction shall have been obtained, given, filed or taken and are in full force and effect (or effective judicial relief with respect thereto has been obtained). All applicable waiting periods with respect thereto have or, prior to the time when required, will have, expired without, in all such cases, any action being taken by any competent authority which restrains, prevents or imposes material adverse conditions upon the consummation of the Transaction. Additionally, at the time of consummation thereof, there does not exist any judgment, order or injunction prohibiting or imposing material adverse conditions upon the consummation of the Transaction.



                                       52
CREDIT AGREEMENT

            7.26 MATERIAL CONTRACTS. All Material Contracts of the Borrower and each of its Subsidiaries as of the Initial Borrowing Date are listed on Schedule
VIII. No Credit Party nor any of its Subsidiaries is in, nor has any Credit Party or any of its Subsidiaries received any notices alleging any, breach or default by any Credit Party or any of its Subsidiaries under any Material Contract.

            7.27 VALID ISSUANCE OF BORROWER COMMON STOCK. The Borrower has duly authorized and reserved a sufficient number of Class B Shares for issuance upon the exercise of the PCF/PNA Warrants and a sufficient number of Class A Shares for issuance upon conversion of such Class B Shares, in each case without giving effect to any additional shares of Borrower Common Stock which may be issued after giving effect to antidilution adjustments to the PCF/PNA Warrants after the Initial Borrowing Date pursuant to the PCF/PNA Warrant Agreement. The Class B Shares, when issued and delivered by the Borrower pursuant to the PCF/PNA Warrants, will be duly and validly issued with no liability on the part of the holders thereof, and fully paid and nonassessable shares of Borrower Common Stock, free and clear of all Liens, and no Person has any preemptive rights, rights of first refusal or rights of first offer with respect thereto.

            SECTION 8. AFFIRMATIVE COVENANTS. The Borrower covenants and agrees that on and after the Effective Date and until the Total Commitment and all Letters of Credit have terminated and the Loans, Notes and Unpaid Drawings, together with interest, Fees and all other Obligations (other than indemnities described in Section 13.13 which are not due and payable) incurred hereunder and thereunder, are paid in full:

            8.01 INFORMATION COVENANTS. The Borrower will furnish to the Agent:

            (a) Monthly Reports. Within 30 days after the end of each fiscal month, the consolidated balance sheet of the Borrower and its Subsidiaries as at the end of such month and the related consolidated statements of income and retained earnings and cash flows for such month and for the elapsed portion of the fiscal year ended with the last day of such month, in each case setting forth comparative figures for the corresponding month and elapsed portion of the prior fiscal year and comparable budgeted figures for such period, all of which shall be certified by an Authorized Officer of the Borrower, subject to normal year-end audit adjustments and the absence of footnotes.

            (b) Quarterly Reports. Within 45 days after the end of each of the first three fiscal quarters of each fiscal year, the consolidated balance sheet of the Borrower and its Subsidiaries as at the end of such fiscal quarter and the related consolidated statements of income and retained earnings and cash flows for such


                                       53
CREDIT AGREEMENT
      fiscal quarter and for the elapsed portion of the fiscal year ended with the last day of such fiscal quarter, in each case setting forth comparative figures for the corresponding fiscal quarter and elapsed portion of the prior fiscal year and comparable budgeted figures for such period, all of which shall be certified by an Authorized Officer of the Borrower, subject to normal year-end audit adjustments and the absence of footnotes.

            (c) Annual Financial Statements. Within 120 days after the close of each fiscal year of the Borrower, (i) the consolidated and consolidating balance sheets of the Borrower and its Subsidiaries as at the end of such fiscal year and the related consolidated and consolidating statements of income and retained earnings and cash flows for such fiscal year, in each case setting forth comparative figures for the preceding fiscal year and comparable budgeted figures for such period and certified (x) in the case of the consolidating statements, by an Authorized Officer of the Borrower, and (y) in the case of the consolidated financial statements of the Borrower and its Subsidiaries, by any of the "big six" or "big four" or other independent certified public accountants of recognized national standing acceptable to the Required Banks, together with a signed opinion of such accounting firm (which opinion shall not be qualified with respect to scope or going concern in any respect) stating that in the course of its regular audit of the financial statements of the Borrower, which audit was conducted in accordance with generally accepted auditing standards, such accounting firm obtained no knowledge of any Default or Event of Default of a financial nature which has occurred and is continuing or, if in the opinion of such accounting firm such a Default or Event of Default has occurred and is continuing, a statement as to the nature thereof, and
      (ii) a management discussion and analysis of the results of operations and financial condition with respect to such period.

            (d) Management Letters. Promptly after the receipt thereof by the Borrower or any of its Subsidiaries, a copy of any "management letter" received by the Borrower or any of its Subsidiaries from its certified public accountants.

            (e) Budgets. As soon as available but in no event later than 30 days after the first day of each fiscal year of the Borrower, a budget for the Borrower and its Subsidiaries, in the form customarily prepared by the Borrower (including budgeted statements of earnings, sources and uses of cash, capital expenditures, cash flow statements and balance sheets), for each calendar month of such fiscal year and on an annual basis for the next succeeding fiscal year, all prepared in reasonable detail, with appropriate presentation and discussion of the principal assumptions upon which such budgets are based, and accompanied by the statement of an Authorized Officer of the Borrower to the effect that, to the


                                       54
CREDIT AGREEMENT
      best of his or her knowledge, the budget is a reasonable estimate for the periods covered thereby.

            (f) Officer's Certificates. At the time of the delivery of the financial statements provided for in Sections 8.01(a), (b) and (c), a certificate of an Authorized Officer of the Borrower to the effect that no Default or Event of Default has occurred and is continuing or, if any Default or Event of Default has occurred and is continuing, specifying the nature and extent thereof, which certificate, (x) in the case of certificates delivered pursuant to Sections 8.01(b) and (c), shall set forth the calculations required to establish whether the Borrower was in compliance with the provisions of Sections 3.03, 4.02, 9.02, 9.04, 9.05 and 9.07 through 9.11, inclusive, at the end of the applicable fiscal quarter or year, as the case may be, and (y) in the case of certificates delivered pursuant to Section 8.01(c), shall set forth the calculation of the amount of Excess Cash Flow, if any, for the relevant Excess Cash Flow Payment Period.

            (g) Notice of Default or Litigation. Promptly, and in any event within five days after an officer of the Borrower or any of its Subsidiaries obtains knowledge thereof, notice of (i) the occurrence of any event which constitutes a Default or Event of Default, (ii) any litigation or governmental investigation or proceeding pending (x) against the Borrower or its Subsidiaries which could reasonably be expected to materially and adversely affect the performance, business, assets, nature of assets, liabilities, operations, properties, condition (financial or otherwise) or prospects of the Borrower and its Subsidiaries taken as a whole or (y) with respect to any Document, (iii) any other event which could reasonably be expected to materially and adversely affect the performance, business, assets, nature of assets, liabilities, operations, properties, condition (financial or otherwise) or prospects of the Borrower and its Subsidiaries taken as a whole, and (iv) any default or breach by any Credit Party or any of its Subsidiaries under any Material Contract, or receipt of any notice of such default or breach received from any party to any Material Contract.

            (h) Other Reports and Filings. Promptly upon transmission thereof, copies of any financial information, proxy materials and other information and reports, if any, which any Credit Party or any of its Subsidiaries has filed with the Securities and Exchange Commission (the "SEC").

            (i) Environmental Matters. Promptly (and in any event within five days) after an officer of the Borrower or of any of its Subsidiaries obtains knowledge thereof, notice of any of the following environmental matters: (i) any pending or threatened material Environmental Claim against the Borrower or any of its Subsidiaries or any Real Property owned or operated at any time by the

CREDIT AGREEMENT

      Borrower or any of its Subsidiaries; (ii) any condition or occurrence on or arising from any Real Property owned or operated at any time by the Borrower or any of its Subsidiaries that (a) could reasonably be anticipated to result in a material noncompliance by the Borrower or any of its Subsidiaries with any applicable Environmental Law or (b) could reasonably be anticipated to form the basis of a material Environmental Claim against the Borrower or any of its Subsidiaries or any Real Property owned or operated by the Borrower or any of its Subsidiaries; (iii) any condition or occurrence on any Real Property owned or operated by the Borrower or any of its Subsidiaries or any property adjoining such Real Property that could reasonably be anticipated to cause such Real Property to be subject to any material restrictions on the ownership, occupancy, use or transferability of such Real Property under any Environmental Law; and (iv) the taking of any removal or remedial action in response to a material Release or material threatened Release or the actual or alleged presence of any Hazardous Material on or from any Real Property owned or operated at any time by the Borrower or any of its Subsidiaries, in each case as required by any Environmental Law or any governmental or other administrative agency. All such notices shall describe in reasonable detail the nature of the claim, investigation, condition, occurrence or removal or remedial action and the Borrower's or such Subsidiary's response thereto. In addition, the Borrower will provide the Banks with copies of all material communications with any government or governmental agency relating to material Environmental Claims, all material communications with any Person relating to material Environmental Claims, and such detailed reports of any Environmental Claim as may reasonably be requested by the Required Banks.

            (j) Annual Meetings with Banks. Within 120 days after the close of each fiscal year of the Borrower, the Borrower shall, at the request of the Agent or Required Banks, hold a meeting (at a mutually agreeable location and time) with all Banks who choose to attend such meeting, at which meeting shall be reviewed the financial results of the previous fiscal year and the financial condition of the Borrower and its Subsidiaries and the budgets presented for the current fiscal year of the Borrower and its Subsidiaries.

            (k) Borrowing Base Certificates. (i) On the Initial Borrowing Date and (ii) no later than 11:00 A.M. (New York time) on the thirtieth day after the end of each calendar month, a borrowing base certificate of the Borrower in the form of Exhibit M (each a "BORROWING BASE CERTIFICATE"), with respect to the Eligible Receivables and Eligible Inventory of the Borrower and its Subsidiaries as of (x) in the case of clause (i), April 30, 1999 (after giving effect to the Transaction), and (y) in the case of clause (ii), the last day of such calendar

CREDIT AGREEMENT
      month, in all such cases certified by the chief financial officer or other Authorized Officer of the Borrower.

            (l) Senior Subordinated Loan Document Notices, Etc. Simultaneously with the delivery thereof to any of the Senior Subordinated Lenders, a copy of any notice (including without limitation any notice of default) furnished by the Borrower under the Senior Subordinated Loan Documents.

            (m) Other Information. From time to time, such other information or documents (financial or otherwise) with respect to any Credit Party or any of its Subsidiaries, as the Agent or the Required Banks may reasonably request.

            8.02 BOOKS, RECORDS AND INSPECTIONS. The Borrower will, and will cause each of its Subsidiaries to, keep proper books of record and account in which full, true and correct entries, in conformity with GAAP and all requirements of law, shall be made of all dealings and transactions in relation to its business and activities. The Borrower will, and will cause each of its Subsidiaries to, permit, upon reasonable notice to an Authorized Officer, officers and designated representatives of the Agent or any Bank to visit and inspect, under guidance of officers of the Borrower or of such Subsidiary, any of the properties of the Borrower or such Subsidiary, and to examine the books of account of the Borrower or such Subsidiary and discuss the affairs, finances and accounts of the Borrower or of such Subsidiary with, and be advised as to the same by, its and their officers, all at such reasonable times and intervals and to such reasonable extent as the Agent or such Bank may request.

            8.03 MAINTENANCE OF PROPERTY, INSURANCE. (a) Schedule II sets forth a true and complete listing of all insurance maintained by the Borrower and each of its Subsidiaries as of the Effective Date. The Borrower will, and will cause each of its Subsidiaries to, (i) keep all material property used and necessary in its business in good working order and condition (ordinary wear and tear, and damage by casualty (so long as the Borrower is applying the proceeds of such insurance in accordance with Section 4.02(A)(g)), excepted), (ii) maintain with financially sound and reputable insurance companies insurance on all its property in at least such amounts and against at least such risks as are described on Schedule II, (iii) at all times maintain "key man" life insurance policies in effect with respect to William F. Hay and Denise DuBarry Hay in the amount of $5 million for each such Person, and (iv) furnish to each Bank, upon written request, full information as to the insurance carried. The provisions of this Section 8.03 shall be deemed to be supplemental to, but not duplicative of, the provisions of any of the Security Documents that require the maintenance of insurance.

            (b) The Borrower will at all times keep, and will cause each of its Subsidiaries to keep, its property insured in favor of the Collateral Agent, and all


                                       57
CREDIT AGREEMENT
policies (including mortgage policies) or certificates (or certified copies thereof) with respect to such insurance (and any other insurance maintained by the Borrower or its Subsidiaries (other than employee benefit insurance, but specifically including the "key man" life insurance referred to in Section 8.03(a)(iii))) (i) shall be endorsed to the Collateral Agent's satisfaction for the benefit of the Collateral Agent (including, without limitation, by naming the Collateral Agent as loss payee and naming the Collateral Agent, the Agent and each Bank as an additional insured) with respect to Collateral and with respect to such "key man" life insurance, and (ii) shall state that such insurance policies shall not be cancelled or revised without 30 days' prior written notice thereof by the respective insurer to the Collateral Agent. If the Borrower or any of its Subsidiaries shall fail to maintain insurance in accordance with this Section 8.03, or if the Borrower or any of its Subsidiaries shall fail to endorse and deposit all policies or certificates with respect thereto, the Collateral Agent shall have the right (but shall be under no obligation) to procure such insurance, and the Borrower agrees to reimburse the Collateral Agent for all costs and expenses of procuring such insurance.

            8.04 CORPORATE FRANCHISES. The Borrower will do, and will cause each of its Subsidiaries to do or cause to be done, all things necessary to preserve and keep in full force and effect its existence and its rights, franchises, licenses and patents; provided, however, that (a) nothing in this Section 8.04 shall prevent the withdrawal by the Borrower or any Subsidiary of the Borrower of its qualification as a foreign corporation in any jurisdiction where such withdrawal could not reasonably be expected to have a material adverse effect on the performance, business, assets, nature of assets, liabilities, properties, operations, condition (financial or otherwise) or prospects of the Borrower and its Subsidiaries taken as a whole and (b) any transaction permitted by Section
9.02 will not constitute a breach of this Section 8.04.

            8.05 COMPLIANCE WITH STATUTES, ETC. The Borrower will, and will cause each of its Subsidiaries to, comply with all applicable statutes, regulations and orders of, and all applicable restrictions imposed by, all governmental bodies, domestic or foreign, in respect of the conduct of its business and the ownership of its property except such noncompliances as could not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the performance, business, assets, nature of assets, liabilities, operations, properties, condition (financial or otherwise) or prospects of the Borrower and its Subsidiaries taken as a whole.

            8.06 COMPLIANCE WITH ENVIRONMENTAL LAWS. (a) The Borrower will comply, and will cause each of its Subsidiaries to comply, with all Environmental Laws applicable to ownership or use of the Real Property, will promptly pay or cause the Borrower to pay all costs and expenses incurred in such compliance, and will keep or cause to be kept all such Real Properties free and clear of any Liens imposed pursuant to such Environmental Laws. Neither the Borrower nor any Subsidiary of the Borrower


                                       58
CREDIT AGREEMENT
will generate, use, treat, store, Release or dispose of, or permit the generation, use, treatment, storage, Release or disposal of Hazardous Materials on any Real Property, or transport or permit the transportation of Hazardous Materials to or from any Real Property, other than in compliance with applicable law. Notwithstanding the foregoing, the provisions of this Section 8.06(a) shall not be breached unless such noncompliances, nonpayments, Liens or handling of Hazardous Materials, individually or in the aggregate, could reasonably be expected to have a material adverse effect on the performance, business, assets, nature of assets, liabilities, operations, properties, condition (financial or otherwise) or prospects of the Borrower and Subsidiaries taken as a whole.

            (b) At the request of the Agent or the Required Banks at any time and from time to time during the existence of this Agreement (i) if an Event of Default exists under this Agreement and the Agent or the Required Banks reasonably believe that such assessments would be desirable in connection with any potential exercise of remedies pursuant to the Credit Documents, (ii) upon the reasonable belief by the Agent that the Borrower or any of its Subsidiaries has breached any representation or covenant herein with respect to any environmental matters and such breach is continuing, or (iii) in the event notice is provided under Section 8.01(i) herein, the Borrower will provide, at its sole cost and expense (or will cause the Borrower to provide at its sole cost and expense), an environmental site assessment report reasonable in scope concerning any Real Property of the Borrower or its Subsidiaries, prepared by an environmental consulting firm approved by the Agent and the Required Banks, indicating the presence or Release of Hazardous Materials on or from any of the Real Property and the potential cost of any removal or remedial action in connection with any Hazardous Materials on such Real Property. If the Borrower fails to provide the same after thirty days' notice, the Agent may order the same, and the Borrower shall grant and hereby grants to the Agent and the Banks and their agents access to such Real Property and specifically grants the Agent and the Banks an irrevocable non-exclusive license, subject to the rights of tenants, to undertake such an assessment, all at the Borrower's expense, which assessments, if obtained, will be provided to the Borrower.

            8.07 ERISA. As soon as possible and, in any event, within ten (10) days after the Borrower, any Subsidiary of the Borrower or any ERISA Affiliate knows or has reason to know of the occurrence of any of the following, the Borrower will deliver to each of the Banks a certificate of the chief financial officer or other Authorized Officer of the Borrower setting forth the full details as to such occurrence and the action, if any, that the Borrower, such Subsidiary or such ERISA Affiliate is required or proposes to take, together with any notices required or proposed to be given to or filed with or by the Borrower, the Subsidiary, the ERISA Affiliate, the PBGC, a Plan participant or the Plan administrator with respect thereto: that a Reportable Event has occurred (except to the extent that the Borrower has previously delivered to the



                                       59
CREDIT AGREEMENT

Banks a certificate and notices (if any) concerning such event pursuant to the next clause hereof); that a contributing sponsor (as defined in Section 4001(a)(13) of ERISA) of a Plan subject to Title IV of ERISA is subject to the advance reporting requirement of PBGC Regulation Section 4043.61 (without regard to subparagraph (b)(1) thereof), and an event described in subsection .62, .63,
 .64, .65, .66, .67 or .68 of PBGC Regulation Section 4043 is reasonably expected to occur with respect to such Plan within the following 30 days; that an accumulated funding deficiency, within the meaning of Section 412 of the Code or
Section 302 of ERISA, has been incurred or an application may be or has been made for a waiver or modification of the minimum funding standard (including any required installment payments) or an extension of any amortization period under
Section 412 of the Code or Section 303 or 304 of ERISA with respect to a Plan; that any contribution required to be made with respect to a Plan has not been timely made; that a Plan has been or may be terminated, reorganized, partitioned or declared insolvent under Title IV of ERISA; that a Plan has an Unfunded Current Liability; that proceedings may be or have been instituted to terminate or appoint a trustee to administer a Plan which is subject to Title IV of ERISA; that a proceeding has been instituted pursuant to Section 515 of ERISA to collect a delinquent contribution to a Plan; that the Borrower, any Subsidiary of the Borrower or any ERISA Affiliate will or may incur any liability
(including any indirect, contingent, or secondary liability) to or on account of the termination of or withdrawal from a Plan under Section 4062, 4063, 4064, 4069, 4201, 4204 or 4212 of ERISA or with respect to a Plan under Section 401(a)(29), 4971, 4975 or 4980 of the Code or Section 409 or 502(i) or 502(l) of
ERISA or with respect to a group health plan (as defined in Section 607(1) of ERISA or Section 4980B(g)(2) of the Code) under Section 4980B of the Code; or that the Borrower or any Subsidiary of the Borrower may incur any material liability pursuant to any employee welfare benefit plan (as defined in Section 3(1) of ERISA) that provides benefits to retired employees or other former employees (other than as required by Section 601 of ERISA) or any Plan. At the request of any Bank, the Borrower will deliver to each of the Banks copies of any records, documents or other information that must be furnished to the PBGC with respect to any Plan pursuant to Section 4010 of ERISA. At the request of any Bank, the Borrower will also deliver to each of the Banks a complete copy of the annual report (on Internal Revenue Service Form 5500-series) of each Plan (including, to the extent required, the related financial and actuarial statements and opinions and other supporting statements, certifications, schedules and information) required to be filed with the Internal Revenue Service. In addition to any certificates or notices delivered to the Banks pursuant to the first sentence hereof at the request of any Bank, copies of annual reports and any records, documents or other information required to be furnished to the PBGC, and any material notices received by the Borrower, any Subsidiary of the Borrower or any ERISA Affiliate with respect to any Plan shall be delivered to the Banks no later than ten (10) days after the date of any such request.



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
            8.08 END OF FISCAL YEAR; FISCAL QUARTERS. The Borrower will cause its, and each of its Subsidiaries', fiscal years to end on March 31 and each of its, and each of its Subsidiaries', first three fiscal quarters to end on June 30, September 30 and December 31.

            8.09 PERFORMANCE OF OBLIGATIONS. The Borrower will, and will cause each of its Subsidiaries to, perform all of its obligations under the terms of each mortgage, indenture, security agreement and other debt instrument by which it is bound, except such non-performances as could not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the performance, business, assets, nature of assets, liabilities, operations, properties, condition (financial or otherwise) or prospects of the Borrower and its Subsidiaries taken as a whole.

            8.10 PAYMENT OF TAXES. The Borrower will pay and discharge, and will cause each of its Subsidiaries to pay and discharge, all material taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits, or upon any properties belonging to it, prior to the date on which penalties would otherwise attach thereto, and all lawful claims which, if unpaid, might become a lien or charge upon any properties of the Borrower or any of its Subsidiaries not otherwise permitted under Section 9.01; provided that neither the Borrower nor any of its Subsidiaries shall be required to pay any such tax, assessment, charge, levy or claim which is being contested in good faith and by proper proceedings if it has maintained adequate reserves with respect thereto in accordance with GAAP.

            8.11 INTEREST RATE PROTECTION. The Borrower shall, no later than 60 days following the Initial Borrowing Date, enter into arrangements acceptable to the Agent establishing a fixed or maximum interest rate acceptable to the Agent for an aggregate notional amount of at least 50% of the principal amount of the Borrower's Term Loans outstanding on such date for a period of at least two years.

            8.12 USE OF PROCEEDS. All proceeds of the Loans shall be used as provided in Section 7.08.

            8.13 UCC SEARCHES. At the request of the Agent, the Borrower shall deliver to the Agent (at the Borrower's own cost) copies of Request for Information or Copies (UCC-11), or equivalent reports for the purpose of verifying that all financing statements necessary or, in the opinion of the Collateral Agent desirable, to perfect the security interests purported to be created by the Security Agreement shall have been properly recorded and filed.

            8.14 INTELLECTUAL PROPERTY RIGHTS. The Borrower will, and will cause each of its Subsidiaries to, maintain in full force and effect all Intellectual Property


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
rights necessary in the business judgment of the Borrower or such Subsidiary to the business of the Borrower or any Subsidiary of the Borrower, and take no action, or not fail to take an action, as the case may be, in connection with such Intellectual Property rights which could reasonably be expected to result in a material adverse effect on the performance, business, assets, nature of assets, liabilities, properties, operations, condition (financial or otherwise) or prospects of the Borrower and its Subsidiaries taken as a whole. The Borrower will, and will cause each of its Subsidiaries to, at all times from and after the Initial Borrowing Date, diligently prosecute all pending applications filed in connection with seeking to perfect the Intellectual Property rights and take all other reasonable actions necessary for the protection and maintenance of the Intellectual Property rights that are necessary or appropriate to the business of the Borrower or any Subsidiary of the Borrower (in the business judgment of the Borrower or such Subsidiary) other than any such actions the failure of which, in the aggregate, could not reasonably be expected to have a material adverse effect on the performance, business, assets, nature of assets, liabilities, operations, properties, condition (financial or otherwise) or prospects of the Borrower and its Subsidiaries taken as a whole.

            8.15 REGISTRY. The Borrower hereby designates the Agent to serve as the Borrower's agent, solely for purposes of this Section 8.15, to maintain a register (the "REGISTER") on which it will record the Commitments from time to time of each of the Banks, the Loans made by each of the Banks and each repayment in respect of the principal amount of the Loans of each Bank. Failure to make any such recordation, or any error in such recordation, shall not affect the Borrower's obligations in respect of such Loans. With respect to any Bank, the transfer of the Commitments of such Bank and the rights to the principal of, and interest on, any Loan made pursuant to such Commitments shall not be effective until such transfer is recorded on the Register maintained by the Agent with respect to ownership of such Commitments and Loans, and prior to such recordation all amounts owing to the transferor with respect to such Commitments and Loans shall remain owing to the transferor. The registration of an assignment or transfer of all or part of any Commitments and Loans shall be recorded by the Agent on the Register only upon the acceptance by the Agent of a properly executed and delivered assignment and assumption agreement pursuant to
Section 13.04(b). Coincident with the delivery of such an assignment and assumption agreement to the Agent for acceptance and registration of assignment or transfer of all or part of a Loan, or as soon thereafter as practicable, the assigning or transferor Bank shall surrender the Note evidencing such Loan, and thereupon one or more new Notes in the same aggregate principal amount shall be issued to the assigning or transferor Bank and/or the new Bank. The Borrower agrees to indemnify the Agent from and against any and all losses, claims, damages and liabilities of whatsoever nature which may be imposed on, asserted against or incurred by the Agent in performing its duties under this Section 8.15.



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CREDIT AGREEMENT

            8.16 FURTHER ACTIONS. (a) Each Credit Party shall grant to the Collateral Agent, for the benefit of the Secured Creditors, at the request of the Agent or the Required Banks, at any time, a security interest in Real Property of such Credit Party and any other assets of such Credit Party not already subject to a Security Document. Each Credit Party shall take all actions reasonably requested by the Agent or the Required Banks (including, without limitation, in the case of owned Real Property, the obtaining of mortgage policies, title surveys and real estate appraisals satisfying the requirements of all applicable laws) in connection with the granting of such security interests; provided, however, in no event shall the Agent or the Required Banks request a security interest in any Leaseholds unless the Agent or the Required Banks has reasonably determined that such Leasehold has material value.

            (b) The security interests required to be granted pursuant to clause
(a) above shall be granted pursuant to mortgages, deeds of trust and security agreements, in each case reasonably satisfactory in form and substance to the Agent and the Required Banks, which mortgages and security agreements shall create valid and enforceable perfected security interests prior to the rights of all third Persons and subject to no other Liens except Permitted Liens. The mortgages and other instruments related thereto and security agreements shall be duly recorded or filed in such manner and in such places and at such times as are required by law to establish, perfect, preserve and protect the Liens, in favor of the Collateral Agent for the benefit of the Secured Creditors, required to be granted pursuant to such documents, and all taxes, fees and other charges payable in connection therewith shall be paid in full by the Borrower. At the time of the execution and delivery of the additional documents in the case of owned Real Property, the Borrower shall cause to be delivered to the Collateral Agent such opinions of counsel, mortgage policies, title surveys, real estate appraisals, certificates of title and other related documents as may be reasonably requested by the Agent or the Required Banks to assure themselves that this Section 8.16 has been complied with.

            (c) The Borrower will, and will cause each of its Subsidiaries to, at the expense of the Borrower, make, execute, endorse, acknowledge, file and/or deliver to the Collateral Agent from time to time such vouchers, invoices, schedules, confirmatory assignments, conveyances, financing statements, transfer endorsements, powers of attorney, certificates, real property surveys, reports and other assurances or instruments and take such further steps relating to the collateral covered by any of the Security Documents (including, without limitation, any aircraft, motor vehicles or other items of collateral as to which the security interest in favor of the Collateral Agent is not perfected as of the Initial Borrowing Date) as the Collateral Agent may reasonably require.

            (d) Each Credit Party agrees that each action required by Section 8.16(a) or (b) shall be completed within 60 days of the date such action is requested to be taken.


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CREDIT AGREEMENT

            8.17 BANK DEPOSIT ACCOUNT; CONCENTRATION ACCOUNT. (a) Within sixty days after the Initial Borrowing Date, the Borrower shall, and shall have caused each of its Subsidiaries to, have duly authorized, executed and delivered a Bank Deposit Account Consent Letter in such form as approved by the Collateral Agent (each as modified, amended or supplemented from time to time in accordance with the terms thereof and hereof, a "BANK DEPOSIT ACCOUNT CONSENT LETTER") with the Collateral Agent and the banking institutions listed on a notice sent by the Borrower or any of its Subsidiaries to the Collateral Agent at the time of creation of such accounts (each a "DEPOSIT BANK"), acknowledging that each checking, savings or other deposit account listed on such notice maintained at such Deposit Bank (each a "BANK DEPOSIT ACCOUNT") is under the exclusive dominion and control of the Collateral Agent and that all moneys, instruments and other securities deposited in such Bank Deposit Account are to be held by the Deposit Bank for the benefit of the Collateral Agent subject to the right of the account parties to utilize such deposited amounts in accordance with the Bank Deposit Account Consent Letter. Each Credit Party represents and warrants that it does not now maintain, and will not in the future maintain, any other Bank Deposit Account with any Deposit Bank other than the applicable Bank Deposit Accounts; provided, however, that each such Credit Party shall be permitted to establish new Bank Deposit Accounts pursuant to the terms of the Security Agreement.

            (b) Within sixty days after the Initial Borrowing Date, the Borrower shall, and shall have caused each of its Subsidiaries to, have duly authorized, executed and delivered a Concentration Account Consent Letter in such form as approved by the Collateral Agent (each as modified, amended or supplemented from time to time in accordance with the terms thereof and hereof, a "CONCENTRATION ACCOUNT CONSENT LETTER") with the Collateral Agent and the Concentration Account Bank, acknowledging that the Concentration Account listed on a notice sent by the Borrower or any of its Subsidiaries to the Collateral Agent at the time of creation of such account maintained at the Concentration Account Bank is under the exclusive dominion and control of the Collateral Agent and that all moneys, instruments and other securities deposited in such Concentration Account are to be held by the Concentration Account Bank for the benefit of the Collateral Agent subject to the right of the account parties to utilize such deposited amounts in accordance with the Concentration Deposit Account Consent Letter. Each of the Borrower and its Subsidiaries represents and warrants that it does not now maintain, and will not in the future maintain, any other Concentration Account with any Concentration Account Bank other than the applicable Concentration Account; provided, however, that each of the Borrower and its Subsidiaries shall be permitted to establish new Concentration Accounts pursuant to the terms of the Security Agreement.

            (c) On the Initial Borrowing Date, the Borrower and its Subsidiaries shall deliver a notice to the Collateral Agent setting forth a true and complete list of


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CREDIT AGREEMENT
each Bank Deposit Account maintained with each Deposit Bank by the Borrower and each of its Subsidiaries and the Concentration Account maintained with the Concentration Account Bank by the Borrower and each of its Subsidiaries.

            8.18 YEAR 2000 COMPLIANCE. The Borrower will ensure that any reprogramming required to permit the proper functioning, in and following the year 2000, of the Borrower's or any of its Subsidiaries' (i) computer systems and (ii) equipment containing embedded microchips (including systems and equipment supplied by others or with which the Borrower's systems interface) and the testing of all such systems and equipment, as so reprogrammed, is completed by September 30, 1999, except insofar as the failure to do so will not have a material adverse effect on the performance, business, assets, nature of assets, liabilities, operations, properties, condition (financial or otherwise) or prospects of the Borrower and its Subsidiaries taken as a whole, and the Borrower will notify the Banks promptly upon detecting any failure to achieve year 2000 computer readiness. In addition, the Borrower will provide any Bank with such information about its year 2000 computer readiness (including, without limitation, information as to contingency plans, budgets and testing results) as such Bank shall reasonably request.

            SECTION 9. NEGATIVE COVENANTS. The Borrower hereby covenants that on and after the Effective Date and until the Total Commitment and all Letters of Credit have terminated and the Loans, Notes and Unpaid Drawings, together with interest, Fees and all other Obligations (other than indemnities described in Section 13.3 which are not due and payable) incurred hereunder and thereunder, are paid in full:

            9.01 LIENS. The Borrower will not, and will not permit any of its Subsidiaries to, create, incur, assume or suffer to exist any Lien upon or with respect to any property or assets (real or personal, tangible or intangible) of the Borrower or any of its Subsidiaries, whether now owned or hereafter acquired, or sell any such property or assets subject to an understanding or agreement, contingent or otherwise, to repurchase such property or assets (including sales of accounts receivable with recourse to the Borrower or any of its Subsidiaries), or assign any right to receive income or permit the filing of any financing statement under the UCC or any other similar notice of Lien under any similar recording or notice statute; provided that the provisions of this
Section 9.01 shall not prevent the Borrower or any of its Subsidiaries from creating, incurring, assuming or permitting the existence of the following (liens described below are herein referred to as "PERMITTED LIENS"):

            (i) inchoate Liens with respect to the Borrower or any of its Subsidiaries for taxes not yet due or Liens for taxes being contested in good faith and by appropriate proceedings for which adequate reserves have been established in accordance with GAAP;



                                       65
CREDIT AGREEMENT

            (ii) Liens in respect of property or assets of the Borrower or any of its Subsidiaries imposed by law, which were incurred in the ordinary course of business and do not secure Indebtedness for borrowed money, such as carriers', warehousemen's, materialmen's, mechanics' and landlords' liens and other similar Liens arising in the ordinary course of business, and (x) which do not in the aggregate materially detract from the value of the Borrower's or any of its Subsidiaries' property or assets or materially impair the use thereof in the operation of the business of the Borrower or its Subsidiaries or (y) which are being contested in good faith by appropriate proceedings, which proceedings have the effect of preventing the forfeiture or sale of the property or assets subject to any such Lien;

            (iii) Liens of the Borrower or its Subsidiaries in existence on the Effective Date which are listed, and the property subject thereto described, on Schedule IX;

            (iv) Liens created pursuant to the Security Documents;

            (v) easements, rights-of-way, restrictions, covenants, encroachments and other similar charges or encumbrances on the property of the Borrower or any of its Subsidiaries arising in the ordinary course of business and not materially interfering with the conduct of the business of the Borrower or any of its Subsidiaries;

            (vi) Liens on property of the Borrower and its Subsidiaries subject to, and securing only, Capitalized Lease Obligations to the extent such Capitalized Lease Obligations are permitted by Section 9.04(iii); provided that such Liens only serve to secure the payment of Indebtedness arising under such Capitalized Lease Obligation and the Lien encumbering the asset giving rise to the Capitalized Lease Obligation does not encumber any other asset of the Borrower or any of its Subsidiaries;

            (vii) Liens (other than any Lien imposed by ERISA) on property of the Borrower or any of its Subsidiaries incurred or deposits made in the ordinary course of business in connection with (x) workers' compensation, unemployment insurance and other types of social security or (y) to secure the performance of tenders, statutory obligations, surety and appeal bonds, bids, leases, government contracts, trade contracts, performance and return-of-money bonds and other similar obligations (exclusive of obligations for the payment of borrowed money);



                                       66
CREDIT AGREEMENT

            (viii) Liens placed upon equipment or machinery used in the ordinary course of the business of the Borrower or any of its Subsidiaries within 90 days following the time of purchase thereof by the Borrower or any of its Subsidiaries and improvements and accretions thereto to secure Indebtedness incurred to pay all or a portion of the purchase price thereof or any Indebtedness incurred to refinance such Indebtedness, provided that (x) the aggregate principal amount of all Indebtedness secured by Liens permitted by this clause (viii) does not exceed the amounts permitted pursuant to Section 9.04(iii) with respect to all machinery and equipment, (y) in all events, the Lien encumbering the equipment or machinery so acquired and improvements and accretions thereto does not encumber any other asset of the Borrower or any of its Subsidiaries and (z) the Indebtedness secured by any such Lien does not exceed 100%, nor is less than 70%, of the lesser of the fair market value or the purchase price of the property being purchased at the time of the incurrence of such Indebtedness;

            (ix) Liens arising from precautionary UCC-1 financing statement filings regarding operating leases entered into by the Borrower or any of its Subsidiaries in the ordinary course of business;

            (x) inchoate Liens (where there has been no execution or levy and no pledge or delivery of collateral) arising from and out of judgments, decrees or attachments in circumstances not constituting an Event of Default under Section 10.09;

            (xi) licenses of Intellectual Property permitted to be granted to third-persons in accordance with Section 9.02(vi);

            (xii) any interest or title of a licensor of Intellectual Property licensed by the Borrower or any of its Subsidiaries or of any lessor under any lease permitted by this Agreement; and

            (xiii) additional Liens incurred by the Borrower and its Subsidiaries so long as the value of the property subject to such Liens, and the Indebtedness and other obligations secured thereby, do not exceed $100,000.

            9.02 CONSOLIDATION, MERGER, PURCHASE OR SALE OF ASSETS, ETC. The Borrower will not, and will not permit any of its Subsidiaries to, (a) wind up, liquidate or dissolve its affairs, (b) enter into any transaction of merger or consolidation, (c) convey, sell, lease or otherwise dispose of (or agree to do any of the foregoing at any future time) all or any part of its property or assets (including without limitation assets consisting of capital stock of a Subsidiary of the Borrower or stock equivalents thereof), (d) enter into any partnerships, joint ventures or sale-leaseback transactions, or (e)


                                       67
CREDIT AGREEMENT
purchase, lease or otherwise acquire (in one or a series of related transactions) any part of the property or assets (other than purchases or other acquisitions by the Borrower or any of its Subsidiaries of inventory, materials and equipment in the ordinary course of business, it being understood that Product Acquisition Expenditures shall not be considered within the scope of this exception) of any Person, except that:

            (i) Capital Expenditures by the Borrower and its Subsidiaries shall be permitted to the extent not in violation of Section 9.07;

            (ii) each of the Borrower and its Subsidiaries may enter into operating leases in the ordinary course of business;

            (iii) investments may be made to the extent permitted by Section
      9.05;

            (iv) each of the Borrower and its Subsidiaries may make sales of inventory in the ordinary course of business;

            (v) the Transaction shall be permitted as contemplated by the Documents;

            (vi) the Borrower and its Subsidiaries may, in the ordinary course of business, license as licensee or licensor patents, trademarks, copyrights and know-how to or from third Persons, so long as (a) to the extent such licensing involves Product Acquisition Expenditures, such Product Acquisition Expenditures are permitted under Section 9.19, and (b) any such license by the Borrower or any of its Subsidiaries in its capacity as licensor is permitted to be assigned pursuant to the Security Agreement (to the extent that a security interest in such patents, trademarks, copyrights and know-how is granted thereunder) and does not otherwise prohibit the granting of a Lien by the Borrower or any of its Subsidiaries pursuant to the Security Agreement in the intellectual property covered by such license;

            (vii) the Borrower and its Subsidiaries may sell or discount, in each case without recourse, accounts receivables arising in the ordinary course of business, but only in connection with the compromise or collection thereof;

            (viii) the Borrower may transfer assets (including without limitation cash, and which transfer may be effected by way of asset transfer, loan or equity contribution) to Wholly-Owned Domestic Subsidiaries that are Subsidiary Guarantors and Wholly-Owned Foreign Subsidiaries; provided that (i) the aggregate fair market value of all such assets so transferred (determined in good faith by the Board of Directors or senior management of the Borrower) to all such Foreign Subsidiaries does not exceed $100,000; and (ii) the security


                                       68
CREDIT AGREEMENT
      interests granted to the Collateral Agent for the benefit of the Secured Creditors pursuant to the Security Documents in the assets so transferred shall remain in full force and effect and perfected (to at least the same extent as in effect immediately prior to such transfer);

            (ix) any Foreign Subsidiary may be merged with and into, or be dissolved or liquidated into, or transfer any of its assets to, any Wholly-Owned Foreign Subsidiary so long as such Wholly-Owned Foreign Subsidiary is the surviving corporation of any such merger, dissolution or liquidation;

            (x) the assets of any Foreign Subsidiary may be transferred to the Borrower or any of its Wholly-Owned Domestic Subsidiaries that are Subsidiary Guarantors, and any Foreign Subsidiary may be merged with and into, or be dissolved or liquidated into, the Borrower or any of its Wholly-Owned Domestic Subsidiaries that are Subsidiary Guarantors so long as the Borrower or such Wholly-Owned Domestic Subsidiary is the surviving corporation of any such merger, dissolution or liquidation;

            (xi) any Domestic Subsidiary of the Borrower may transfer assets to the Borrower or to any other Wholly-Owned Domestic Subsidiary of the Borrower that is a Subsidiary Guarantor so long as the security interests granted to the Collateral Agent for the benefit of the Secured Creditors pursuant to the Security Documents in the assets so transferred shall remain in full force and effect and perfected (to at least the same extent as in effect immediately prior to such transfer).

            (xii) any Wholly-Owned Domestic Subsidiary of the Borrower may merge with and into the Borrower so long as (i) the Borrower is the surviving corporation of such merger, and (ii) the security interests granted to the Collateral Agent for the benefit of the Secured Creditors pursuant to the Security Documents in the assets of such Wholly-Owned Domestic Subsidiary so merged shall remain in full force and effect and perfected (to at least the same extent as in effect immediately prior to such merger);

            (xiii) any Domestic Subsidiary of the Borrower may merge with and into, or be dissolved or liquidated into, any other Wholly-Owned Domestic Subsidiary of the Borrower that is a Subsidiary Guarantor so long as (i) such Wholly-Owned Domestic Subsidiary of the Borrower is the surviving corporation of such merger, dissolution or liquidation and (ii) the security interests granted to the Collateral Agent for the benefit of the Secured Creditors pursuant to the Security Documents in the assets of such Domestic Subsidiary



                                       69
CREDIT AGREEMENT
      shall remain in full force and effect and perfected (to at least the same extent as in effect immediately prior to such merger, dissolution or liquidation);

            (xiv) the Borrower and its Subsidiaries may sell obsolete, worn-out or uneconomic equipment so long as the amount of Net Sale Proceeds from such sales in any one fiscal year does not exceed $100,000 in the aggregate and such proceeds are applied in accordance with the terms of
      Section 4.02(A)(f).

To the extent the Required Banks waive the provisions of this Section 9.02 with respect to the sale of any Collateral (to the extent the Required Banks are permitted to waive such provisions in accordance with Section 13.12), or any Collateral is sold as permitted by this Section 9.02, such Collateral shall be sold free and clear of the Liens created by the Security Documents, and the Agent and Collateral Agent shall be authorized to take any actions deemed appropriate in order to effect the foregoing.

            9.03 DIVIDENDS. The Borrower will not, nor will the Borrower permit any of its Subsidiaries to, declare or pay any Dividends with respect to the Borrower or any of its Subsidiaries, except that:

            (i) any Subsidiary of the Borrower may pay Dividends to the Borrower or any Wholly-Owned Subsidiary of the Borrower;

            (ii) the Borrower may redeem or purchase shares of Borrower Common Stock or options to purchase Borrower Common Stock, as the case may be, held by the management of the Borrower following the termination, death or disability of such individuals, provided that (x) the aggregate amount paid by the Borrower in cash and subordinated notes of the Borrower in the form of Exhibit N (the "SUBORDINATED REDEMPTION NOTE") in respect of all such redemptions and/or purchases shall not exceed $250,000 per fiscal year or $1 million since the Effective Date and (y) at the time of any payment permitted to be made pursuant to this Section 9.03(ii), no Default or Event of Default shall then exist or result therefrom; and

            (iii) the Borrower may (x) redeem a portion of the PCF/PNA Warrants in connection with a "cashless exercise" of all or any portion of the remainder of the PCF/PNA Warrants in accordance with the terms of the PCF/PNA Warrant Documents and (y) issue shares of Class A Common Stock in exchange for an equivalent number of shares of Class B Common Stock or vice versa;

            9.04 INDEBTEDNESS. The Borrower will not, and will not permit any of its Subsidiaries to, contract, create, incur, assume or suffer to exist any Indebtedness, except:



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CREDIT AGREEMENT

            (i) Indebtedness incurred pursuant to this Agreement and the other Credit Documents;

            (ii) Indebtedness of the Borrower or any of its Subsidiaries under
      (a) any Interest Rate Protection or Other Hedging Agreement or under any similar type of agreement to the extent such is entered into to satisfy the requirements of Section 8.11 or any other interest rate caps entered into to protect the Borrower against fluctuations in interest rates in respect of the Obligations or (b) Indebtedness under Interest Rate Protection or Other Hedging Agreements providing protection against fluctuations in currency values in connection with the Borrower's or any of its Subsidiaries' operations so long as the entering into of such agreements are bona fide hedging activities in connection with the purchase or sale of goods;

            (iii) Indebtedness of the Borrower and its Subsidiaries evidenced by Capitalized Lease Obligations incurred to the extent permitted pursuant to
      Section 9.07 and Indebtedness secured by Liens permitted by Section 9.01(viii); provided that the aggregate amount of Indebtedness evidenced by Capitalized Lease Obligations under all Capital Leases when aggregated with the amount of Indebtedness secured by Liens permitted by Section 9.01(viii), in each case, incurred after the Effective Date, shall not exceed $1 million;

            (iv) Existing Indebtedness outstanding on the Initial Borrowing Date and listed on Schedule VII, without giving effect to any subsequent extension, renewal or refinancing thereof;

            (v) Indebtedness constituting Intercompany Loans to the extent permitted by Section 9.05(xi);

            (vi) Indebtedness of the Borrower under any Subordinated Redemption Notes issued under and in compliance with Section 9.03(ii);

            (vii) Indebtedness consisting of guaranties (x) by the Borrower of Indebtedness, leases and other obligations permitted to be incurred by Wholly-Owned Domestic Subsidiaries that are Subsidiary Guarantors, (y) by Domestic Subsidiaries of Indebtedness, leases and other obligations permitted to be incurred by the Borrower or other Wholly-Owned Domestic Subsidiaries, and (z) by Foreign Subsidiaries of Indebtedness, leases and other obligations permitted to be incurred by other Wholly-Owned Foreign Subsidiaries;



                                       71
CREDIT AGREEMENT

            (viii) Indebtedness of (x) the Borrower under the Senior Subordinated Notes in an aggregate principal amount not to exceed $3 million and (y) any Subsidiary Guarantor under the Senior Subordinated Loan Guaranty; and

            (ix) additional Indebtedness of the Borrower and its Domestic Subsidiaries not otherwise permitted hereunder not exceeding $100,000 in aggregate principal amount at any time outstanding.

            9.05 ADVANCES, INVESTMENTS AND LOANS. The Borrower will not, and will not permit any of its Subsidiaries to, directly or indirectly lend money or credit or make advances to any Person, or own, purchase or acquire any capital stock or other equity interests, or any obligations or securities of, or any other interest in, or make any capital contribution to, any other Person, or purchase or own a futures contract or otherwise become liable for the purchase or sale of currency or other commodities at a future date in the nature of a futures contract, or hold any cash or Cash Equivalents, except that the following shall be permitted:

            (i) the Borrower and its Subsidiaries may acquire and hold receivables owing to any of them, if created or acquired in the ordinary course of business and payable or dischargeable in accordance with customary terms;

            (ii) the Borrower and its Subsidiaries may acquire and hold cash and Cash Equivalents; provided that all such cash or Cash Equivalents shall be held by the Borrower or such Subsidiary in the Concentration Account in accordance with the terms of the Concentration Account Consent Letter or in a Bank Deposit Account in accordance with the Bank Deposit Account Consent Letter; provided further, that at any time that any Revolving Loans or Swingline Loans are outstanding, the aggregate amount of cash and Cash Equivalents permitted to be held by the Borrower and its Subsidiaries shall not exceed $1 million for any period of five consecutive days;

            (iii) the Borrower may enter into Interest Rate Protection or Other Hedging Agreements or under any similar type of agreement to the extent permitted in accordance with Section 9.04;

            (iv) the Borrower and its Subsidiaries may make Capital Expenditures to the extent permitted by Section 9.07;

            (v) the Transaction shall be permitted in accordance with the provisions of Section 5;

            (vi) the Borrower and its Subsidiaries may endorse negotiable instruments for collection in the ordinary course of business;



                                       72
CREDIT AGREEMENT

            (vii) the Borrower and its Subsidiaries may make loans and advances in the ordinary course of business consistent with past practices to their respective employees for moving, travel and emergency expenses and other similar expenses, so long as the aggregate principal amount thereof at any one time outstanding (determined without regard to any write-downs or write-offs of such loans and advances) shall not exceed $100,000;

            (viii) Dividends may be paid to the extent permitted by Section
      9.03;

            (ix) the Borrower and its Subsidiaries may acquire and own investments (including debt obligations) received in connection with the bankruptcy or reorganization of suppliers and customers and in good faith settlement of delinquent obligations of, and other disputes with, customers and suppliers arising in the ordinary course of business;

            (x) the Borrower may acquire and hold obligations of one or more officers or other employees of the Borrower or its Subsidiaries in connection with such officers' or employees' acquisition of shares of Borrower Common Stock so long as (a) no cash is paid by the Borrower or any of its Subsidiaries in connection with the acquisition of any such obligations and (b) the aggregate outstanding amount of such obligations at any time shall not exceed $250,000;

            (xi) the Borrower and its Subsidiaries may make intercompany loans, advances and equity contributions between or among one another ("INTERCOMPANY LOANS"), to the extent permitted in accordance with Section 9.02; provided that (x) each Intercompany Loan made by a Foreign Subsidiary to the Borrower or a Domestic Subsidiary and each Intercompany Loan made to the Borrower shall contain the subordination provisions set forth on Exhibit O, (y) each Intercompany Loan shall be evidenced by an Intercompany Note and (z) each such Intercompany Note shall be pledged to the Collateral Agent pursuant to the Pledge Agreement; provided, however, that in the event the Agent reasonably determines, in light of all the circumstances (including, without limitation, the value to the Banks of obtaining a security interest in such Intercompany Note as compared to any adverse tax consequences the Borrower may experience as a result thereof), not to require the pledge of any promissory note issued by a Foreign Subsidiary, then such Intercompany Note shall not be required to be pledged;

            (xii) the Borrower and its Subsidiaries may make transfers of assets among themselves in accordance with Section 9.02;



                                       73
CREDIT AGREEMENT

            (xiii) additional investments or loans in an aggregate amount after the Effective Date not to exceed $500,000, so long as all securities acquired in accordance with these provisions are pledged to the Collateral Agent for the benefit of the Secured Creditors in accordance with the Pledge Agreement with the exception of securities for which the exception described in Section 9.05(xi) would be applicable.

            9.06 TRANSACTIONS WITH AFFILIATES. The Borrower will not, and will not permit any of its Subsidiaries to, enter into any transaction or series of related transactions, whether or not in the ordinary course of business, with any Affiliate of the Borrower or any Affiliate of the Borrower's Subsidiaries unless such transaction or series of related transactions is in writing and on terms that are no less favorable to the Borrower or such Subsidiary, as the case may be, than those that would be available in a comparable transaction in arm's-length dealings with an unrelated third party; except that (i) the Borrower and its Subsidiaries may effect the Transaction, (ii) loans and advances made in accordance with Section 9.05 shall be permitted, (iii) the Borrower may pay annual management fees of up to $250,000 per annum to HIG quarterly in arrears and out-of-pocket expenses to HIG; provided, however, to the extent there shall exist a Default or Event of Default and the Agent at the direction of the Required Banks notifies the Borrower that it shall not pay any management fee, then until such Default or Event of Default is cured or waived, no such management fee will be payable but may instead accrue, and (iv) the Borrower may pay to HIG an investment banking fee in connection with the Transaction; provided that the aggregate amount of any such fee paid in connection with the Transaction shall not exceed 2% of the value (as calculated for such purposes in accordance with customary practice in the investment banking industry) of the Transaction.

            9.07 CAPITAL EXPENDITURES. (a) The Borrower will not, and will not permit any of its Subsidiaries to, make any Capital Expenditures, except that during any fiscal year of the Borrower (commencing with fiscal year 2000) the Borrower and its Subsidiaries may make Capital Expenditures so long as the aggregate amount thereof does not exceed the amount set forth opposite such fiscal year below:

                  Fiscal Year
                 Ended March 31                   Amount
                 --------------                   ------
                      2000                       $250,000
                      2001                       $250,000
                      2002                       $250,000
                      2003                       $250,000



                                       74
CREDIT AGREEMENT

            (b) Notwithstanding the foregoing, in the event that the amount of Capital Expenditures permitted to be made by the Borrower and its Subsidiaries pursuant to clause (a) above in any period (before giving effect to any increase in such permitted expenditure amount pursuant to this clause (b)) is greater than the amount of such Capital Expenditures made by the Borrower and its Subsidiaries during such period, such excess (the "ROLLOVER AMOUNT") may be carried forward and utilized to make Capital Expenditures in the next succeeding fiscal year; provided that in no event shall the aggregate amount of Capital Expenditures made by the Borrower and its Subsidiaries during any fiscal year pursuant to Section 9.07(a) and this Section 9.07(b) exceed 200% of the amount permitted to be made in such fiscal year pursuant to Section 9.07(a); and provided, further, however, to the extent unutilized Capital Expenditures are carried forward to the next succeeding year, any Capital Expenditure made in such succeeding fiscal year shall be applied first to the Capital Expenditures permitted to be incurred during such fiscal year without giving effect to any Rollover Amount and Capital Expenditures carried forward to one year shall not be permitted to be carried forward again.

            (c) Notwithstanding the foregoing, the Borrower and its Subsidiaries may make Capital Expenditures (which Capital Expenditures will not be included in any determination under the foregoing clause (a)) with the insurance proceeds received by the Borrower or any of its Subsidiaries from any Recovery Event so long as such Capital Expenditures are utilized (or contractually committed to being utilized) to replace or restore any properties or assets in respect of which such proceeds were paid within 180 days following the date of the receipt of such insurance proceeds to the extent such insurance proceeds are not required to be applied to repay Term Loans pursuant to Section 4.02(A)(g).

            9.08 FIXED CHARGE COVERAGE RATIO. The Borrower will not permit the Fixed Charge Coverage Ratio for any period of four consecutive fiscal quarters ending on a date set forth below (or, if shorter, the period beginning on July 1, 1999 and ending on a date set forth below), in each case taken as one accounting period, to be less than the ratio set forth opposite such date:


                  Fiscal Quarter
                        Ended                     Ratio
                  September 30, 1999            1.00:1.00
                  December 31, 1999             1.15:1.00
                  March 31, 2000                1.15:1.00
                  June 30, 2000                 1.15:1.00
                  September 30, 2000            1.15:1.00
                  December 31, 2000             1.15:1.00



                                       75
CREDIT AGREEMENT

                  March 31, 2001                1.15:1.00
                  June 30, 2001                 1.15:1.00
                  September 30, 2001            1.15:1.00
                  December 31, 2001             1.15:1.00
                  March 31, 2002                1.15:1.00
                  June 30, 2002                 1.15:1.00
                  September 30, 2002            1.15:1.00
                  December 31, 2002             1.15:1.00
                  March 31, 2003                1.15:1.00
                  June 30, 2003                 1.15:1.00

            9.09 INTEREST COVERAGE RATIO. The Borrower will not permit the ratio of its Consolidated EBITDA to its Consolidated Interest Expense for any period of four consecutive fiscal quarters ending on a date set forth below (or, if shorter, the period beginning on July 1, 1999 and ending on a date set forth below), in each case taken as one accounting period, to be less than the ratio set forth opposite such date:

                  Fiscal Quarter
                       Ended                      Ratio
                  September 30, 1999            3.75:1.00
                  December 31, 1999             4.75:1.00
                  March 31, 2000                4.75:1.00
                  June 30, 2000                 4.75:1.00
                  September 30, 2000            5.25:1.00
                  December 31, 2000             5.75:1.00
                  March 31, 2001                6.25:1.00
                  June 30, 2001                 6.50:1.00
                  September 30, 2001            6.50:1.00
                  December 31, 2001             6.75:1.00
                  March 31, 2002                6.75:1.00
                  June 30, 2002                 7.00:1.00
                  September 30, 2002            7.00:1.00
                  December 31, 2002             7.00:1.00
                  March 31, 2003                7.00:1.00
                  June 30, 2003                 7.00:1.00

            9.10 CONSOLIDATED INDEBTEDNESS TO CONSOLIDATED EBITDA. The Borrower will not permit the ratio of Consolidated Indebtedness as at the end of any fiscal quarter ended on a date set forth below to Consolidated EBITDA for any period of four consecutive fiscal quarters ending on a date set forth below (or, if shorter, for the period beginning on July 1, 1999 and ending on a date set forth below; provided that for


                                       76
CREDIT AGREEMENT
any such shorter period, Consolidated EBITDA shall be annualized for purposes of this Section 9.10 by multiplying the actual Consolidated EBITDA for such period by a fraction the numerator of which is four and the denominator of which is (i) for the period ending on September 30, 1999, one, (ii) for the period ending on December 31, 1999, two, and (iii) for the period ending on March 31, 2000, three), in each case taken as one accounting period, to be greater than the ratio set forth opposite such date below:

                  Fiscal Quarter
                       Ended                      Ratio
                  September 30, 1999            2.60:1.00
                  December 31, 1999             2.00:1.00
                  March 31, 2000                2.00:1.00
                  June 30, 2000                 2.00:1.00
                  September 30, 2000            2.00:1.00
                  December 31, 2000             1.75:1.00
                  March 31, 2001                1.50:1.00
                  June 30, 2001                 1.50:1.00
                  September 30, 2001            1.25:1.00
                  December 31, 2001             1.25:1.00
                  March 31, 2002                1.00:1.00
                  June 30, 2002                 1.00:1.00
                  September 30, 2002            0.75:1.00
                  December 31, 2002             0.75:1.00
                  March 31, 2003                0.50:1.00
                  June 30, 2003                 0.50:1.00

            9.11 MINIMUM EBITDA. The Borrower will not permit its Consolidated EBITDA for any period of four consecutive fiscal quarters ending on a date set forth below (or, if shorter, for the period beginning on July 1, 1999 and ending on a date set forth below), in each case taken as one accounting period, to be less than the amount set forth opposite such date set forth below:

                  Fiscal Quarter
                       Ended                       Amount
                  September 30, 1999            $ 2,075,000
                  December 31, 1999             $ 5,150,000
                  March 31, 2000                $ 8,250,000
                  June 30, 2000                 $ 9,750,000
                  September 30, 2000            $10,250,000
                  December 31, 2000             $10,500,000


                                       77
CREDIT AGREEMENT

                  March 31, 2001                $11,000,000
                  June 30, 2001                 $11,500,000
                  September 30, 2001            $12,000,000
                  December 31, 2001             $12,000,000
                  March 31, 2002                $13,000,000
                  June 30, 2002                 $13,000,000
                  September 30, 2002            $13,500,000
                  December 31, 2002             $13,500,000
                  March 31, 2003                $14,000,000
                  June 30, 2003                 $14,000,000

            9.12 LIMITATION ON VOLUNTARY PAYMENTS AND MODIFICATION; LIMITATION ON MODIFICATIONS OF CERTIFICATE OF INCORPORATION, BY-LAWS AND CERTAIN OTHER AGREEMENTS; ETC. The Borrower will not, and will not permit any of its Subsidiaries to:

            (i) make (or give any notice in respect of) any voluntary or optional payment or prepayment on or redemption (including pursuant to any change of control provision) or acquisition for value of (including, without limitation, by way of depositing with the trustee with respect thereto money or securities before due for the purpose of paying when due), any Existing Indebtedness;

            (ii) amend or modify, or permit the amendment or modification of, any provision of the Documents or the Existing Indebtedness or any agreement relating to any of the foregoing in any material respect in a manner that could reasonably be expected to be adverse to the Banks, it being understood that amendments or modifications of the Senior Subordinated Loan Documents that have the effect of decreasing the interest rate on the Senior Subordinated Notes, extending the maturity thereof, eliminating (or increasing any applicable grace periods relating to) any events of default or covenants with respect thereto or causing any such events of default or covenants to be less likely to be triggered or violated, as the case may be, shall not be deemed to be adverse to the Banks;

            (iii) amend, modify or change its Certificate of Incorporation (including, without limitation, by the filing or modification of any certificate of designation) or By-Laws, or any other agreement entered into by it with respect to its capital stock, in a manner adverse to the Banks, or enter into any new agreement with respect to its capital stock in a manner that could reasonably be expected to be adverse to the Banks;



                                       78
CREDIT AGREEMENT

            (iv) amend, modify or change, terminate, or enter into any new Shareholders' Agreement in a manner that could reasonably be expected to be adverse to the Banks in their capacity as lenders;

            (v) amend, modify or change, terminate or enter into any new Tax Sharing Agreement in a manner that could reasonably be expected to be adverse to the Banks;

            (vi) amend, modify or change, or enter into any new Management Agreement, Employee Benefit Plan or Employment Agreement except if the aggregate cost to the Borrower and its Subsidiaries as a result of such amendments, modifications, changes to such plans and agreements and new plans and agreements is not reasonably likely to have a material adverse effect on the performance, business, property, assets, nature of assets, liabilities, condition (financial or otherwise) or prospects of the Borrower and its Subsidiaries taken as a whole; or

            (vii) make any payment of any type with respect to the Senior Subordinated Notes, other than regularly scheduled payments of interest to the extent required by (and subject to the subordination provisions contained in) the Senior Subordinated Loan Agreement.

            9.13 LIMITATION ON CERTAIN RESTRICTIONS ON SUBSIDIARIES. The Borrower will not, and will not permit any of its Subsidiaries to, directly or indirectly, create or otherwise cause or suffer to exist or become effective any encumbrance or restriction on the ability of any Subsidiary of the Borrower to
(i) pay dividends or make any other distributions on its capital stock or any other interest or participation in its profits owned by the Borrower or any Subsidiary of the Borrower, or pay any Indebtedness owed to the Borrower or a Subsidiary of the Borrower, (ii) make loans or advances to the Borrower or any of its Subsidiaries, or (iii) transfer any of its properties or assets to the Borrower, except for such encumbrances or restrictions existing under or by reason of (v) applicable law, (w) this Agreement, the other Credit Documents and the Senior Subordinated Loan Documents, (x) customary provisions restricting subletting or assignments of any lease governing a leasehold interest of the Borrower or a Subsidiary of the Borrower, (y) the asset transfer or encumbrance restrictions imposed by purchase money or capitalized lease financing permitted pursuant to Section 9.04 hereof, or (z) customary provisions restricting assignment of any licensing agreement entered into by the Borrower or any of its Subsidiaries in the ordinary course of business.

            9.14 LIMITATION ON ISSUANCE OF CAPITAL STOCK. (a) The Borrower will not permit any of its Subsidiaries to issue any capital stock (including by way of sales of treasury stock) or any options or warrants to purchase, or securities convertible into,


                                       79
CREDIT AGREEMENT
capital stock, except (i) for transfers and replacements of then outstanding shares and (ii) for stock splits, stock dividends and similar issuances which do not decrease the percentage ownership of any Person in any class of the capital stock of the Borrower or such Subsidiary.

            (b) The Borrower will not issue any capital stock, except for issuances of Borrower Common Stock and Permitted Borrower Securities; provided that (i) in each case the issuance thereof would not give rise to a Change of Control and (ii) any shares of Borrower Common Stock so issued are pledged to the Collateral Agent, for the benefit of the Secured Creditors, pursuant to the Stockholders Pledge Agreement.

            9.15 BUSINESS. The Borrower will not, and will not permit any of its Subsidiaries to, engage (directly or indirectly) in any business other than a Permitted Business.

            9.16 LIMITATION ON CREATION OF SUBSIDIARIES. The Borrower will not, and will not permit any of its Subsidiaries to, establish, create or acquire any new Subsidiary; provided that the Borrower and its Wholly-Owned Subsidiaries shall be permitted to establish, create or acquire Wholly-Owned Subsidiaries so long as (i) at least 15 days' prior written notice thereof (or such lesser notice as is acceptable to the Agent) is given to the Agent, (ii) the capital stock of such new Subsidiary is pledged pursuant to this Agreement and the Pledge Agreement and the certificates, if any, representing such stock, together with stock powers duly executed in blank, are delivered to the Collateral Agent,
(iii) such new Subsidiary executes a counterpart of the Subsidiary Guaranty, the Pledge Agreement and the Security Agreement, and (iv) to the extent requested by the Agent or the Required Banks, all actions required pursuant to Section 8.16 are taken; provided, however, that in the event the Agent reasonably determines, in light of all the circumstances (including, without limitation, the value to the Banks of the Foreign Subsidiary entering into the documents described in clause (iii) as compared to any adverse tax consequences that the Borrower may experience as a result thereof), not to require any Foreign Subsidiary to enter into the documentation described in clause (iii), then such Foreign Subsidiary shall not be required to do so. In addition, at the request of the Agent, each new Wholly-Owned Subsidiary that is required to execute any Credit Document shall execute and deliver, or cause to be executed and delivered, all other relevant documentation of the type described in Section 5 as such new Subsidiary would have had to deliver if such new Subsidiary were a Credit Party on the Initial Borrowing Date.

            9.17 CONCENTRATION ACCOUNT; BANK DEPOSIT ACCOUNTS. The Borrower will not, and will not permit any of its Subsidiaries to, directly or indirectly, open, maintain or otherwise have any checking, savings or other deposit accounts at any bank or other financial institution where cash or Cash Equivalents is or may be deposited or


                                       80
CREDIT AGREEMENT
maintained with any Person, other than (i) the Bank Deposit Accounts or (ii) the Concentration Account.

            9.18 NO FURTHER NEGATIVE PLEDGES. Except (a) as otherwise permitted by or under the terms of this Agreement, and (b) with respect to specific property encumbered to secure payment of particular Indebtedness permitted to be incurred by the terms hereof, the Borrower shall not, and shall not permit any of its Subsidiaries to, enter into any agreement prohibiting the creation or assumption of any Lien upon its properties or assets, whether now owned or hereafter acquired.

            9.19 PRODUCT ACQUISITION EXPENDITURES. Anything contained in this Agreement to the contrary notwithstanding, (i) the Borrower and its Subsidiaries may make Product Acquisition Expenditures in any fiscal year in an aggregate amount not to exceed (a) $500,000 in respect of any individual product or product line and (b) $1.5 million in respect of all products and product lines, and (ii) no other provision of this Agreement shall be deemed to permit the Borrower and its Subsidiaries to make Product Acquisition Expenditures in any fiscal year in aggregate amounts in excess of those specified in clauses (a) and
(b) of the immediately preceding clause (i).

            SECTION 10. EVENTS OF DEFAULT. Upon the occurrence of any of the following specified events (each an "EVENT OF DEFAULT"):

            10.01 PAYMENTS. The Borrower shall (i) default in the payment when due of any principal of any Loan or any Note or any Unpaid Drawing or (ii) default, and such default shall continue unremedied for five days, in the payment when due of any interest on any Loan or Note or Unpaid Drawing, or any Fees or any other amounts owing by it hereunder or thereunder; or

            10.02 REPRESENTATIONS, ETC. Any representation, warranty or statement made by any Credit Party herein or in any other Credit Document or in any certificate delivered pursuant hereto or thereto shall prove to be untrue in any material respect on the date as of which made or deemed made; or

            10.03 COVENANTS. Any Credit Party shall (a) default in the due performance or observance by it of any term, covenant or agreement contained in
Section 8.01(g)(i), 8.08, 8.11, 8.12, 8.15, 8.16 or 9, or (b) default in the due performance or observance by it of any other term, covenant or agreement contained in this Agreement, and any such default described in this clause (b) shall continue unremedied for a period of 30 days after written notice thereof to the Borrower by the Agent or any Bank; or



                                       81
CREDIT AGREEMENT

            10.04 DEFAULT UNDER OTHER AGREEMENTS. The Borrower or any of its Subsidiaries shall (i) default in any payment of any Indebtedness (other than the Indebtedness referred to in Section 10.01) beyond the period of grace (not to exceed 10 days), if any, provided in the instrument or agreement under which such Indebtedness was created, (ii) default in the observance or performance of any agreement or condition relating to any Indebtedness (other than the Indebtedness referred to in Section 10.01) or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit the holder or holders of such Indebtedness (or a trustee or agent on behalf of such holder or holders) to cause (determined without regard to whether any notice is required), any Indebtedness to become due prior to its stated maturity and such default shall not have been cured or waived, or (iii) any Indebtedness (other than the Indebtedness referred to in Section 10.01) of the Borrower or any of its Subsidiaries shall be declared to be due and payable, or required to be prepaid other than by a regularly scheduled required prepayment, prior to the stated maturity thereof; provided that it shall not constitute an Event of Default pursuant to this Section 10.04 unless the aggregate amount of all Indebtedness referred to in the preceding clauses (i) through (iii) above exceeds $500,000 at any one time; or

            10.05 BANKRUPTCY, ETC. The Borrower or any of its Subsidiaries shall commence a voluntary case concerning itself under Title 11 of the United States Code entitled "Bankruptcy," as now or hereafter in effect, or any successor thereto (the "Bankruptcy Code"); or an involuntary case is commenced against the Borrower or any of its Subsidiaries and the petition is not controverted within 10 days, or is not dismissed or discharged within 60 days, after commencement of the case; or a custodian (as defined in the Bankruptcy Code) is appointed for, or takes charge of, all or substantially all of the property of the Borrower or any of its Subsidiaries, or the Borrower or any of its Subsidiaries commences any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to the Borrower or any of its Subsidiaries, or there is commenced against the Borrower or any of its Subsidiaries any such proceeding which remains undismissed or undischarged for a period of 60 days, or the Borrower or any of its Subsidiaries is adjudicated insolvent or bankrupt; or any order of relief or other order approving any such case or proceeding is entered; or the Borrower or any of its Subsidiaries suffers any appointment of any custodian or the like for it or any substantial part of its property to continue undischarged or unstayed for a period of 60 days; or the Borrower or any of its Subsidiaries makes a general assignment for the benefit of creditors; or any corporate action is taken by the Borrower or any of its Subsidiaries for the purpose of effecting any of the foregoing; or



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CREDIT AGREEMENT

            10.06 ERISA. (a) Any Plan shall fail to satisfy the minimum funding standard required for any plan year or part thereof under Section 412 of the Code or Section 302 of ERISA or a waiver of such standard or extension of any amortization period is sought or granted under Section 412 of the Code or
Section 303 or 304 of ERISA, a Reportable Event shall have occurred, a contributing sponsor (as defined in Section 4001(a)(13) of ERISA) of a Plan subject to Title IV of ERISA shall be subject to the advance reporting requirement of PBGC Regulation Section 4043.61 (without regard to subparagraph
(b)(1) thereof), and an event described in subsection .62, .63, .64, .65, .66, .67 or .68 of PBGC Regulation Section 4043 shall be reasonably expected to occur with respect to such Plan within the following 30 days; any Plan which is subject to Title IV of ERISA shall have had or is likely to have a trustee appointed to administer such Plan, any Plan which is subject to Title IV of ERISA is, shall have been or is likely to be terminated or to be the subject of termination proceedings under ERISA, any Plan shall have an Unfunded Current Liability, a contribution required to be made with respect to a Plan has not been timely made, the Borrower or any Subsidiary of the Borrower or any ERISA Affiliate has incurred or is likely to incur any liability to or on account of a Plan under Section 409, 502(i), 502(l), 515, 4062, 4063, 4064, 4069, 4201, 4204
or 4212 of ERISA or Section 401(a)(29), 4971 or 4975 of the Code or on account of a group health plan (as defined in Section 607(1) of ERISA or Section 4980B(g)(2) of the Code) under Section 4980B of the Code, or the Borrower or any Subsidiary of the Borrower has incurred or is likely to incur liabilities pursuant to one or more employee welfare benefit plans (as defined in Section 3(1) of ERISA) that provide benefits to retired employees or other former employees (other than as required by Section 601 of ERISA) or Plans; (b) there shall result from any such event or events the imposition of a lien, the granting of a security interest, or a liability or a material risk of incurring a liability; and (c) such lien, security interest or liability, individually, and/or in the aggregate, in the opinion of the Required Banks, has had, or could reasonably be expected to have, a material adverse effect upon the business, operations, condition (financial or otherwise) or prospects of the Borrower or any Subsidiary of the Borrower; or

            10.07 SECURITY DOCUMENTS. At any time after the execution and delivery thereof, any of the Security Documents shall cease to be in full force and effect or shall cease to give the Collateral Agent for the benefit of the Secured Creditors the Liens, rights, powers and privileges purported to be created thereby (including, without limitation, a perfected security interest in, and Lien on, all of the Collateral), in favor of the Collateral Agent, superior to and prior to the rights of all third Persons (except as permitted by Section 7.11), and subject to no other Liens (except as permitted by Section 7.11); or any Credit Party shall default in the due performance or observance of any term, covenant or agreement on its part to be performed or observed pursuant to any


                                       83
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
of the Security Documents and such default shall continue beyond any grace period specifically applicable thereto pursuant to the terms of such Security Document;

            10.08 SUBSIDIARIES GUARANTY. At any time after the execution and delivery thereof, the Subsidiaries Guaranty or any provision thereof shall cease to be in full force or effect as to any Subsidiary Guarantor, or any Subsidiary Guarantor or any Person acting by or on behalf of any Subsidiary Guarantor shall deny or disaffirm such Subsidiary Guarantor's obligations under the Subsidiaries Guaranty, or any Subsidiary Guarantor shall default in the due performance or observance of any material term, covenant or agreement on its part to be performed or observed pursuant to the Subsidiaries Guaranty and such default shall continue beyond any grace period specifically applicable thereto; or

            10.09 JUDGMENTS. One or more judgments or decrees shall be entered against the Borrower or any of its Subsidiaries involving in the aggregate for the Borrower and its Subsidiaries a liability (not paid or fully covered by a reputable insurance company) in excess of $250,000 for all such judgments and decrees and any such judgments or decrees shall not be satisfied, vacated, discharged or stayed or bonded pending appeal for any period of 60 consecutive days; or

            10.10 CHANGE IN CONTROL. There shall be (i) a Change in Control or
(ii) a "change in control" or similar event as provided under any Senior Subordinated Loan Document; or

            10.11 CHANGE IN MANAGEMENT. Either or both of William F. Hay and Denise DuBarry Hay shall cease to devote his or her full time, energy and talents exclusively to serving in a managerial capacity for the Borrower or one of its Subsidiaries; provided that in the event such cessation is the result of the death, disability or termination of employment of the applicable individual, such cessation shall not constitute an Event of Default unless a successor individual satisfactory to the Required Banks shall not have replaced such individual in his or her managerial capacity within 90 days after the date of such cessation:

then, and in any such event, and at any time thereafter, if any Event of Default shall then be continuing, the Agent, upon the written request of the Required Banks, shall by written notice to the Borrower, take any or all of the following actions, without prejudice to the rights of the Agent, any Bank or the holder of any Note to enforce its claims against any Credit Party (provided that, if an Event of Default specified in Section 10.05 shall occur with respect to the Borrower, the result which would occur upon the giving of written notice by the Agent to the Borrower as specified in clauses (i) and (ii) below shall occur automatically without the giving of any such notice): (i) declare the Total Commitment terminated, whereupon all Commitments of each Bank


                                       84
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
shall forthwith terminate immediately and any Fees shall forthwith become due and payable without any other notice of any kind; (ii) declare the principal of and any accrued interest in respect of all Loans and the Notes and all Obligations owing hereunder and thereunder to be, whereupon the same shall become, forthwith due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by each Credit Party; (iii) terminate any Letter of Credit which may be terminated in accordance with its terms; (iv) direct the Borrower to pay (and the Borrower agrees that upon receipt of such notice, or upon the occurrence of an Event of Default specified in Section 10.05, it will pay) to the Collateral Agent at the Payment Office such additional amount of cash, to be held as security by the Collateral Agent for the benefit of the Banks in a cash collateral account established and maintained by the Collateral Agent pursuant to a cash collateral agreement in form and substance satisfactory to the Collateral Agent, as is equal to the aggregate Stated Amount of all Letters of Credit then outstanding; (v) exercise any rights or remedies under the Subsidiaries Guaranty; and (vi) enforce, as Collateral Agent, all of the Liens and security interests created pursuant to the Security Documents.

            SECTION 11. DEFINITIONS AND ACCOUNTING TERMS.

            11.01 DEFINED TERMS. As used in this Agreement, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

            "ADDITIONAL SECURITY DOCUMENTS" shall mean all mortgages, pledge agreements and other security documents entered into pursuant to Section 8.16.

            "ADJUSTED WORKING CAPITAL" shall mean Consolidated Current Assets (excluding cash and Cash Equivalents) minus Consolidated Current Liabilities.

            "AFFILIATE" shall mean, with respect to any Person, any other Person directly or indirectly controlling (including but not limited to all directors and officers of such Person), controlled by, or under direct or indirect common control with, such Person; provided, however that, for purposes of Section 5.05 and 9.06, an Affiliate of the Borrower shall include any Person that directly or indirectly (including through limited partner or general partner interests) owns more than 5% of any class of the capital stock of the Borrower and, for all purposes of this Agreement, neither the Agent, the Collateral Agent, any Bank or any of their respective Affiliates shall be considered an Affiliate of the Borrower or any of its Subsidiaries. A Person shall be deemed to control another Person if such Person possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of such other Person, whether through the ownership of voting securities, by contract or otherwise.



                                       85
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
            "AFFILIATE CONTRACTS" shall have the meaning provided in Section
5.05.

            "AGENT" shall mean Paribas in its capacity as Agent for the Banks hereunder, and shall include any successor to the Agent appointed pursuant to
Section 12.09.

            "AGREEMENT" shall mean this Credit Agreement, as modified, supplemented or amended from time to time.

            "APPLICABLE MARGIN" shall mean a percentage per annum equal to (i) in the case of Term Loans, Revolving Loans and Swingline Loans which are maintained as Base Rate Loans, 2.25%, and (ii) in the case of Term Loans and Revolving Loans which are maintained as Eurodollar Loans, 3.50%.

            "AUTHORIZED OFFICER" shall mean the Chief Executive Officer, Controller and Chief Financial Officer of the Borrower.

            "BANK" shall mean each financial institution listed on Schedule I, as well as any institution which becomes a "Bank" hereunder pursuant to Section 13.04.

            "BANK DEFAULT" shall mean (i) the refusal (which has not been retracted) of a Bank to make available its portion of any Borrowing or to fund its portion of any unreimbursed payment under Section 2.04(c) or (ii) a Bank having notified in writing the Borrower and/or the Agent that it does not intend to comply with its obligations under Section 1.01 or Section 2, including in either case as a result of any takeover of such Bank by any regulatory authority or agency.

            "BANK DEPOSIT ACCOUNT" shall have the meaning provided in Section 8.17.

            "BANK DEPOSIT ACCOUNT CONSENT LETTER" shall have the meaning provided in Section 8.17.

            "BANKRUPTCY CODE" shall have the meaning provided in Section 10.05.

            "BASE RATE" shall mean the higher of (i) 1/2 of 1% in excess of the Federal Funds Rate and (ii) the Prime Lending Rate.

            "BASE RATE LOAN" shall mean (i) each Swingline Loan and (ii) any Loan designated or deemed designated as such by the Borrower at the time of the incurrence thereof or conversion thereto.



                                       86
CREDIT AGREEMENT

            "BORROWER" shall have the meaning provided in the first paragraph of this Agreement.

            "BORROWER COMMON STOCK" shall mean, collectively, the Class A Shares and the Class B Shares.

            "BORROWING" shall mean the borrowing of one Type of Loan of a single Tranche from all the Banks having Commitments with respect to such Tranche (or from the Swingline Bank in the case of Swingline Loans) on a pro rata basis on a given date (or resulting from a conversion or conversions on such date) having in the case of Eurodollar Loans the same Interest Period; provided that Base Rate Loans incurred pursuant to Section 1.10(b) shall be considered part of the related Borrowing of Eurodollar Loans.

            "BORROWING BASE" shall mean, as at any date on which the amount thereof is being determined, an amount equal to the sum of (i) 85% of Eligible Receivables, (ii) 50% of Eligible Inventory, and (iii) 50% of Prepaid Advertising, each as determined from the Borrowing Base Certificate most recently delivered pursuant to Section 8.01(k).

            "BORROWING BASE CERTIFICATE" shall have the meaning provided in
Section 8.01(k).

            "BORROWING BASE DEFICIENCY" shall mean, at any time, the amount, if any, by which (A) the sum of (x) the aggregate principal amount of outstanding Revolving Loans and Swingline Loans at such time and (y) the total Letter of Credit Outstandings at such time exceeds (B) the Borrowing Base.

            "BUSINESS DAY" shall mean (i) for all purposes other than as covered by clause (ii) below, any day except Saturday, Sunday and any day which shall be in New York City a legal holiday or a day on which banking institutions are authorized or required by law or other government action to close and (ii) with respect to all notices and determinations in connection with, and payments of principal and interest on, Eurodollar Loans, any day which is a Business Day described in clause (i) above and which is also a day for trading by and between banks in the New York interbank Eurodollar market.

            "CAPITAL EXPENDITURES", as applied to any Person, shall mean expenditures by such Person for fixed or capital assets, including without limitation expenditures for maintenance and repairs which should be capitalized in accordance with GAAP and including Capitalized Lease Obligations; provided that Capital Expenditures shall not include Product Acquisition Expenditures.



                                       87
CREDIT AGREEMENT

            "CAPITAL LEASE", as applied to any Person, shall mean any lease of any property (whether real, personal or mixed) by that Person as lessee which, in conformity with GAAP, is accounted for as a capital lease on the balance sheet of that Person.

            "CAPITALIZED LEASE OBLIGATIONS" of any Person shall mean all rental obligations under Capital Leases, in each case taken at the amount thereof accounted for as Indebtedness in accordance with GAAP; provided that in no event shall Product Acquisition Expenditures be deemed to be Capitalized Lease Obligations.

            "CASH EQUIVALENTS" shall mean, as to any Person, (i) securities issued or directly and fully guaranteed or insured by the United States or any agency or instrumentality thereof (provided that the full faith and credit of the United States is pledged in support thereof) having maturities of not more than six months from the date of acquisition, (ii) time deposits and certificates of deposit of any commercial bank organized under the laws of the United States, any State thereof or the District of Columbia having, or which is the principal banking subsidiary of a bank holding company organized under the laws of the United States, any State thereof, or the District of Columbia having, capital, surplus and undivided profits aggregating in excess of $200,000,000 and having a long-term unsecured debt rating of at least "A" or the equivalent thereof from Standard & Poor's Corporation ("S&P") or "A2" or the equivalent thereof from Moody's Investors Service, Inc. ("MOODY'S"), with maturities of not more than six months from the date of acquisition by such Person, (iii) repurchase obligations with a term of not more than seven days for underlying securities of the types described in clause (i) above entered into with any bank meeting the qualifications specified in clause (ii) above, (iv) commercial paper issued by any Person incorporated in the United States rated at least A-1 or the equivalent thereof by S&P or at least P-1 or the equivalent thereof by Moody's and in each case maturing not more than six months after the date of acquisition by such Person, and (v) investments in money market funds substantially all of whose assets are comprised of securities of the types described in clauses (i) through (iv) above.

            "CASH MERGER CONSIDERATION" shall mean the "Cash Amount" under, and as defined in, the Merger Agreement, which shall not exceed $29,825,606.

            "CERCLA" shall mean the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as the same may be amended from time to time, 42 U.S.C. Section 9601 et seq.

            "CHANGE IN CONTROL" means the occurrence of one or more of the following: (i) Holdings shall cease to have the power, or shall cease to use the power, to elect a majority of the Board of Directors of the Borrower, (ii) Holdings shall cease to own, of record and beneficially, at least 80% of the Borrower Common Stock and



                                       88
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
warrants to acquire Borrower Common Stock purchased by Holdings on the Initial Borrowing Date; provided that (a) in the event any such warrants are exercised by Holdings, the Borrower Common Stock issued upon such exercise shall thereafter be deemed to have been issued on the Initial Borrowing Date, in lieu of the warrants so exercised, for all purposes of this clause (ii), and (b) in the event any such warrants expire by their terms without having been exercised, such warrants shall be deemed never to have been issued for all purposes of this clause (ii), or (iii) the HIG Funds and certain employees of HIG shall cease to own, beneficially and of record, at least 95% (calculated on a fully diluted basis) of the economic and voting securities of Holdings.

            "CLAIMS" shall have the meaning provided in the definition of "Environmental Claims."

            "CLASS A SHARES" shall mean the Class A Common Stock, par value $0.0001 per share, of the Borrower.

            "CLASS B SHARES" shall mean the Class B Common Stock, par value $0.0001 per share, of the Borrower.

            "CODE" shall mean the Internal Revenue Code of 1986, as amended from time to time, and the regulations promulgated and the rulings issued thereunder. Section references to the Code are to the Code, as in effect at the date of this Agreement, and to any subsequent provision of the Code, amendatory thereof, supplemental thereto or substituted therefor.

            "COLLATERAL" shall mean all property (whether real or personal) with respect to which any security interests have been granted (or purport to be granted) pursuant to any Security Document, including, without limitation, all Pledge Agreement Collateral, all Security Agreement Collateral and all cash and Cash Equivalents delivered as collateral pursuant to this Agreement or any other Credit Document.

            "COLLATERAL AGENT" shall mean the Agent acting as collateral agent for the Secured Creditors pursuant to the Security Documents.

            "COLLECTIVE BARGAINING AGREEMENTS" shall have the meaning provided in Section 5.05.

            "COMMITMENT" shall mean, with respect to each Bank, such Bank's Term Loan Commitment and Revolving Loan Commitment, if any.

            "CONCENTRATION ACCOUNT" shall mean a separate account which shall be established and maintained with the Concentration Account Bank for the benefit of the Secured Creditors by the Borrower and each of its Subsidiaries and in which the


                                       89
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
Collateral Agent has a security interest pursuant to the Concentration Account Consent Letter.

            "CONCENTRATION ACCOUNT BANK" shall mean Bank of America, N.T & S.A. or such other bank that may become a Concentration Account Bank in accordance with the provisions of the Security Agreement.

            "CONCENTRATION ACCOUNT CONSENT LETTER" shall have the meaning provided in Section 8.17.

            "CONSOLIDATED CURRENT ASSETS" shall mean the consolidated current assets of the Borrower and its Subsidiaries.

            "CONSOLIDATED CURRENT LIABILITIES" shall mean the consolidated current liabilities of the Borrower and its Subsidiaries, but excluding the current portion of any long-term Indebtedness which would otherwise be included therein.

            "CONSOLIDATED EBIT" shall mean, for any period, the Consolidated Net Income before interest income, Consolidated Interest Expense, non-cash interest expense, and provision for taxes and without giving effect to any extraordinary gains or losses, gains or losses from sales of assets (other than inventory sold in the ordinary course of business) or unrealized foreign exchange gains or losses.

            "CONSOLIDATED EBITDA" for any period shall mean Consolidated EBIT, adjusted by adding thereto the amount of all (i) amortization of Transaction Fees and Expenses and (ii) depreciation of property, plant and equipment, in each case to the extent the same were deducted in arriving at Consolidated Net Income for such period.

            "CONSOLIDATED INDEBTEDNESS" shall mean, at any time, all Indebtedness of the Borrower and its Subsidiaries determined on a consolidated basis (excluding all Indebtedness of the type described in clause (vii) of the definition thereof, except to the extent amounts are owing with respect thereto upon the termination of the respective agreement constituting such Indebtedness) plus any original issue discount attributable to such Indebtedness.

            "CONSOLIDATED INTEREST EXPENSE" shall mean, for any period, the total consolidated cash interest expense of the Borrower and its Subsidiaries for such period (calculated without regard to any limitations on the payment thereof) payable during such period in respect of all Indebtedness of the Borrower and its Subsidiaries, on a consolidated basis, for such period (including, without duplication, that portion of Capitalized Lease Obligations of the Borrower and its Subsidiaries representing the interest factor for such period).



                                       90
CREDIT AGREEMENT

            "CONSOLIDATED NET INCOME" shall mean, for any period, net income of the Borrower and its Subsidiaries for such period determined on a consolidated basis (after provision for taxes); provided, however, the net income of any Subsidiary of the Borrower which is not a Wholly-Owned Subsidiary shall be included in the Consolidated Net Income of the Borrower and its Subsidiaries only to the extent of the amount of cash dividends or distributions paid by such Subsidiary to the Borrower.

            "CONTINGENT OBLIGATION" shall mean, as to any Person, any obligation of such Person guaranteeing or intended to guarantee any Indebtedness, leases, dividends or other obligations ("PRIMARY OBLIGATIONS") of any other Person (the "PRIMARY OBLIGOR") in any manner, whether directly or indirectly, including, without limitation, any obligation of such Person, whether or not contingent,
(i) to purchase any such primary obligation or any property constituting direct or indirect security therefor, (ii) to advance or supply funds (x) for the purchase or payment of any such primary obligation or (y) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (iii) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation, or (iv) otherwise to assure or hold harmless the holder of such primary obligation against loss in respect thereof; provided, however, that the term Contingent Obligation should not include endorsements of instruments for deposit or collection or standard contractual indemnities entered into in the ordinary course of business. The amount of any Contingent Obligation shall be deemed to be an amount equal to the stated or determinable amount of the primary obligation in respect of which such Contingent Obligation is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof (assuming such Person is required to perform thereunder) as determined by such Person in good faith.

            "CONTINUING STOCKHOLDERS" shall mean the existing stockholders of the Borrower party to the Contribution Agreement.

            "CONTRIBUTION AGREEMENT" shall mean the Contribution Agreement, dated as of May 21, 1999, by and among Newco, Holdings and the Continuing Stockholders, as the same may be supplemented, modified, amended or restated from time to time in accordance with Section 9.12.

            "CREDIT DOCUMENTS" shall mean this Agreement, each Note, each Notice of Borrowing, each Notice of Conversion, each Letter of Credit, each Letter of Credit Request, the Subsidiaries Guaranty and each Security Document.

            "CREDIT EVENT" shall mean the making of any Loan or the issuance of any Letter of Credit.




                                       91
CREDIT AGREEMENT

            "CREDIT PARTIES PLEDGE AGREEMENT" shall have the meaning provided in
Section 5.07.

            "CREDIT PARTY" shall mean the Borrower and each Subsidiary
Guarantor.

            "DEBT AGREEMENTS" shall have the meaning provided in Section 5.05.

            "DEBT TERMINATION DOCUMENTS" shall have the means provided in
Section 5.16(c).

            "DEFAULT" shall mean any event, act or condition which with notice or lapse of time, or both, would constitute an Event of Default.

            "DEFAULTING BANK" shall mean any Bank with respect to which a Bank Default is then in effect.

            "DEPOSIT ACCOUNT" shall have the meaning provided in Section 8.17.

            "DEPOSIT BANK" shall have the meaning provided in Section 8.17.

            "DIVIDEND" shall mean, with respect to any Person, that such Person has declared or paid a dividend or returned any equity capital to its stockholders or authorized or made any other distribution, payment or delivery of property (other than common stock of such Person) or cash to its stockholders in their capacity as stockholders, or redeemed, retired, purchased or otherwise acquired, directly or indirectly, for consideration any shares of any class of its capital stock outstanding on or after the Effective Date (or any options or warrants issued by such Person with respect to its capital stock), or set aside any funds for any of the foregoing purposes, or shall have permitted any of its Subsidiaries to purchase or otherwise acquire for consideration any shares of any class of the capital stock of such Person outstanding on or after the Effective Date (or any options or warrants issued by such Person with respect to its capital stock). Without limiting the foregoing, "DIVIDENDS" with respect to any Person shall also include all cash payments made or required to be made by such Person with respect to any stock appreciation rights, equity incentive plans or any similar plans or setting aside of any funds for the foregoing purposes.

            "DOCUMENTS" shall mean the Credit Documents, the Recapitalization Documents, the Debt Termination Documents and the Senior Subordinated Loan Documents.

            "DOLLARS" and the sign "$" shall each mean freely transferable lawful money of the United States.



                                       92
CREDIT AGREEMENT

            "DOMESTIC SUBSIDIARY" shall mean each Subsidiary of the Borrower which is not a Foreign Subsidiary.

            "DRAWING" shall have the meaning provided in Section 2.05(b).

            "EFFECTIVE DATE" shall have the meaning provided in Section 13.10.

            "ELIGIBLE INVENTORY" shall mean the gross dollar value (valued at the lower of cost (determined on a first in-first out basis) or market value) of all inventory of the Borrower and its Subsidiaries which conforms to the representations and warranties contained in the Security Agreement, less (i) any supplies (other than raw materials), spare parts for equipment, goods returned or rejected (except to the extent that such returned or rejected goods continue to conform to the representations and warranties contained in the Security Agreement and continue to be acceptable to the Collateral Agent in its reasonable judgment) by customers, and goods returned to suppliers, (ii) any advance payments made by customers with respect to inventory of the Borrower and its Subsidiaries, (iii) inventory subject to any Lien other than Liens created under the Security Agreement and other than statutory landlord liens so long as the Borrower and its Subsidiaries are not in default under any lease, and (iv) any market reserves or other reserves maintained by the Borrower and its Subsidiaries or which would be required to be maintained under GAAP.

            "ELIGIBLE RECEIVABLES" shall mean the total face amount of all receivables of the Borrower and its Subsidiaries arising from the sale of inventory by the Borrower or its Subsidiaries in the ordinary course of business which conform to the representations and warranties contained in the Security Agreement (including, without limitation, that the Collateral Agent shall have and maintain a first priority perfected security interest in all such receivables), less any returns, discounts, claims, credits and allowances of any nature (whether issued, owing, granted or outstanding) and less reserves maintained by the Borrower and its Subsidiaries for any other matter affecting the creditworthiness of account debtors owing the receivables and less, without duplication, any other reserves which would be required to be maintained in accordance with GAAP and excluding (i) bill and hold (deferred shipment) and consignment transactions, (ii) contracts or sales to any Affiliate of the Borrower or any of its Subsidiaries, (iii) all receivables which are not due by their terms or have not been paid in full within 120 days of the invoice date thereof or which have been disputed or made subject to set-off, but only to the extent of such dispute or set-off, (iv) all receivables from any governmental agency or any departments or instrumentalities thereof unless the Assignment of Claims Act has been complied with or from any party subject to any bankruptcy, receivership, insolvency or like proceedings by the account debtor, and (v) sales to account debtors outside the United States unless such receivables are backed by (x) a letter of credit from a commercial bank meeting the criteria contained in clause (ii)



                                       93
CREDIT AGREEMENT
of the definition of "Cash Equivalents" or (y) credit insurance from an insurance carrier of internationally recognized standing.


            "ELIGIBLE TRANSFEREE" shall mean and include a commercial bank, financial institution, other "accredited investor" (as defined in Regulation D of the Securities Act) other than individuals, or a "qualified institutional buyer" as defined in Rule 144A of the Securities Act.

            "EMPLOYEE BENEFIT PLANS" shall have the meaning provided in Section 5.05.

            "EMPLOYMENT AGREEMENTS" shall have the meaning provided in Section 5.05.

            "ENVIRONMENTAL CLAIMS" shall mean any and all administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigations or proceedings relating in any way to any violation of, or liability under, any Environmental Law or any permit issued, or any approval given, under any such Environmental Law (hereafter, "CLAIMS"), including, without limitation, (a) any and all Claims by governmental or regulatory authorities for enforcement, cleanup, removal, response, remedial or other actions or damages pursuant to any applicable Environmental Law, and (b) any and all Claims by any third party seeking damages, contribution, indemnification, cost recovery, compensation or injunctive relief resulting from Hazardous Materials or arising from alleged injury or threat of injury to health, safety or the environment.

            "ENVIRONMENTAL LAW" shall mean any Federal, state, foreign or local statute, law, rule, regulation, ordinance, code, written policy or rule of common law now or hereafter in effect and in each case as amended, and any judicial or administrative interpretation thereof, including any judicial or administrative order, consent decree or judgment, relating to the environment, health, safety or Hazardous Materials, including, without limitation, CERCLA; RCRA; the Federal Water Pollution Control Act, as amended, 33 U.S.C. Section 1251 et seq.; the Toxic Substances Control Act, 15 U.S.C. Section 7401 et seq.; the Clean Air Act, 42 U.S.C. Section 7401 et seq.; the Safe Drinking Water Act, 42 U.S.C. Section 3803 et seq.; the Oil Pollution Act of 1990, 33 U.S.C. Section 2701 et seq.; the Occupational Safety and Health Act, 29 U.S.C. Section 651 et seq.; and any applicable state, local or foreign counterparts or equivalents.

            "EQUITYHOLDERS AGREEMENT" shall mean the Equityholders Agreement dated as of June 10, 1999 by and among PNA, PCF, the Borrower and the other stockholders of the Borrower party thereto from time to time, as the same may be



                                       94
CREDIT AGREEMENT
supplemented, modified, amended or restated form time to time in accordance with
Section 9.12.

            "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations promulgated and rulings issued thereunder. Section references to ERISA are to ERISA, as in effect at the date of this Agreement, and to any subsequent provisions of ERISA, amendatory thereof, supplemental thereto or substituted therefor.

            "ERISA AFFILIATE" shall mean each person (as defined in Section 3(9) of ERISA) which together with the Borrower or a Subsidiary of the Borrower would be deemed to be a "single employer" (i) within the meaning of Section 414(b),
(c), (m) or (o) of the Code or (ii) as a result of the Borrower or a Subsidiary of the Borrower being or having been a general partner of such person.

            "EURODOLLAR LOAN" shall mean each Loan designated as such by the Borrower at the time of the incurrence thereof or conversion thereto.

            "EVENT OF DEFAULT" shall have the meaning provided in Section 10.

            "EXCESS CASH FLOW" shall mean, for any period, the remainder of (i) the sum, without duplication of (a) Consolidated EBIT for such period, (b) all depreciation and amortization that were deducted in calculating Consolidated Net Income for such period, and (c) the decrease, if any, in Adjusted Working Capital from the first day to the last day of such period minus (ii) the sum, without duplication, of (a) Consolidated Interest Expense for such period, (b) the amount of cash taxes actually paid by the Borrower on a consolidated basis during such period, (c) the amount of cash Capital Expenditures and Product Acquisition Expenditures (to the extent not financed with Indebtedness, but not in excess of the amounts permitted pursuant to Section 9.07 (a) or (b) or
Section 9.19, as the case may be) made by the Borrower on a consolidated basis during such period, (d) the amount of production costs of the Borrower (on a consolidated basis) capitalized during such period, (e) the amount of permanent principal payments of Indebtedness for borrowed money of the Borrower (other than repayments of Loans) during such period, and (f) the increase, if any, in Adjusted Working Capital from the first day to the last day of such period; provided that repayments of Loans shall be deducted in determining Excess Cash Flow if such repayments were applied to Scheduled Term Loan Repayments required to be made during such period or were made as a voluntary prepayment with internally generated funds during such period (but in the case of a voluntary prepayment of Revolving Loans or Swingline Loans, only to the extent accompanied by a voluntary reduction to the Total Revolving Loan Commitment).



                                       95
CREDIT AGREEMENT

            "EXCESS CASH FLOW PAYMENT PERIOD" shall mean each fiscal year of the Borrower commencing with fiscal year 2000.

            "EXISTING INDEBTEDNESS" shall have the meaning provided in Section 7.23.

            "FACILITY" shall mean any of the credit facilities established under this Agreement, i.e., the Term Loan Facility or the Revolving Loan Facility.

            "FACING FEE" shall have the meaning provided in Section 3.01(b).

            "FEDERAL FUNDS RATE" shall mean, for any period, a fluctuating interest rate equal for each day during such period to the weighted average of the rates on overnight Federal Funds transactions with members of the Federal Reserve System arranged by Federal Funds Brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by the Agent from three Federal Funds brokers of recognized standing selected by the Agent.

            "FEES" shall mean all amounts payable pursuant to or referred to in
Section 3.01.

            "FIXED CHARGE COVERAGE RATIO" for any period shall mean the ratio of
(x) Consolidated EBITDA less the amount of all cash Capital Expenditures (exclusive of Capital Expenditures made in accordance with Section 9.07(c)) made by the Borrower or any of its Subsidiaries for such period to (y) Fixed Charges for such period.

            "FIXED CHARGES" for any period shall mean the sum of (i) Consolidated Interest Expense for such period, (ii) the aggregate principal amount of all scheduled payments of Indebtedness (including the principal portion of rentals under Capitalized Lease Obligations but excluding repayment of Revolving Loans or Swingline Loans not accompanied by a permanent reduction to the Total Revolving Loan Commitment) required to be made during such period,
(iii) taxes paid by the Borrower and its Subsidiaries for such period, and (iv) Dividends paid in accordance with Section 9.03(ii).

            "FOREIGN SUBSIDIARY" shall mean each Subsidiary of the Borrower that is incorporated under the laws of any jurisdiction other than the United States of America, any state thereof or any territory thereof.

            "GAAP" shall mean generally accepted accounting principles set forth in opinions and pronouncements of the Accounting Principles Board of the American


                                       96
CREDIT AGREEMENT

Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as may be approved by a significant segment of the accounting profession, in each case as the same are applicable to the circumstances as of the date of determination.

            "HAZARDOUS MATERIALS" means (a) petroleum or petroleum products, radioactive materials, asbestos in any form that is or could become friable, urea formaldehyde foam insulation, transformers or other equipment that contain dielectric fluid containing levels of polychlorinated biphenyls in excess of 50ppm, and radon gas; (b) any chemicals, materials or substances defined as or included in the definition of "hazardous substances," "hazardous waste," "hazardous materials," "extremely hazardous waste," "restricted hazardous waste," "toxic substances," "toxic pollutants," "contaminants," or "pollutants," or words of similar meaning and regulatory effect, under any applicable Environmental Law; and (c) any other chemical, material or substance, exposure to which is prohibited, limited or regulated under applicable Environmental Laws.

            "HIG" shall mean H.I.G. Capital Management, Inc., a Delaware corporation.

            "HIG FUNDS" shall mean H.I.G. Investment Group L.P., a Cayman Islands corporation, H.I.G. Investment Group II, L.P., a Cayman Islands limited partnership and H.I.G. Capital Partners II, L.P., a Delaware limited partnership.

            "HOLDINGS" shall mean HIG Infomercial Company, a Cayman Islands corporation in respect of which at least 95% of the total voting interests and 95% of the total economic interests are at all times owned, beneficially and of record, by the HIG Funds and certain employees of HIG.

            "INDEBTEDNESS" shall mean, as to any Person, without duplication,
(i) all indebtedness (including principal, interest, fees and charges) of such Person for borrowed money or for the deferred purchase price of property or services and provided that deferred rent arising from the straight lining of rents and trade payables and accrued expenses arising in the ordinary course of business shall not constitute Indebtedness, (ii) the maximum amount available to be drawn under all letters of credit issued for the account of such Person and all unpaid drawings in respect of such letters of credit, (iii) all Indebtedness of the types described in clause (i), (ii), (iv), (v), (vi) or (vii) of this definition secured by any Lien on any property owned by such Person, whether or not such Indebtedness has been assumed by such Person, (iv) all Capitalized Lease Obligations of such Person, (v) all obligations of such person to pay a specified purchase price for goods or services, whether or not delivered or accepted, i.e., take-or-pay and similar obligations, (vi) all Contingent Obligations of such Person, (vii) all


                                       97
CREDIT AGREEMENT
obligations under any Interest Rate Protection or Other Hedging Agreement or under any similar type of agreement entered into with a Person not a Bank, and
(viii) mandatory obligations of such Person to redeem or purchase stock or other equity interests or purchase or repay Indebtedness.

            "INDEMNIFIED MATTERS" shall have the meaning provided in Section 13.01.

            "INDEMNITEES" shall have the meaning provided in Section 13.01.

            "INDEMNITY ESCROW ACCOUNT" shall mean the escrow account established pursuant to the Indemnity Escrow Agreement.

            "INDEMNITY ESCROW AMOUNT" shall mean the amount deposited in the Indemnity Escrow Account on the Initial Borrowing Date pursuant to the Merger Agreement, which shall equal $3.3 million.

            "INDEMNITY ESCROW AGREEMENT" shall mean that certain Escrow Agreement dated as of June 10, 1999 by and among Newco, the Borrower, the "Indemnification Representative" referred to therein, and SunTrust Bank, Miami, N.A., as the same may be supplemented, modified, amended or restated from time to time in accordance with Section 9.12.

            "INITIAL BORROWING DATE" shall mean the date on which the initial Credit Event occurs.

            "INTELLECTUAL PROPERTY" shall have the meaning provided in Section 7.22.

            "INTERCOMPANY LOANS" shall have the meaning provided in Section 9.05(xi).

            "INTERCOMPANY NOTE" shall mean promissory notes, in the form of Exhibit P, evidencing Intercompany Loans.

            "INTEREST DETERMINATION DATE" shall mean, with respect to any Eurodollar Loan, the second Business Day prior to the commencement of any Interest Period relating to such Eurodollar Loan.

            "INTEREST PERIOD" shall have the meaning provided in Section 1.09.

            "INTEREST RATE PROTECTION OR OTHER HEDGING AGREEMENTS" shall have the meaning provided in the Security Documents.



                                       98
CREDIT AGREEMENT

            "ISSUING BANK" shall mean Paribas and any Bank which at the request of the Borrower agrees, in such Bank's sole discretion, to become an Issuing Bank for the purpose of issuing Letters of Credit pursuant to Section 2. The sole Issuing Bank on the Initial Borrowing Date is Paribas.

            "L/C SUPPORTABLE INDEBTEDNESS" shall mean (i) obligations of the Borrower or any of its Subsidiaries incurred in the ordinary course of business with respect to insurance obligations and workers compensation, surety bonds and other similar statutory obligations, and (ii) such other obligations of the Borrower or any of its Subsidiaries as are reasonably acceptable to the Issuing Bank and otherwise permitted to exist pursuant to the terms of this Agreement.

            "LEASEHOLDS" of any Person means all the right, title and interest of such Person as lessee or licensee in, to and under leases or licenses of land, improvements and/or fixtures.

            "LETTER OF CREDIT" shall have the meaning provided in Section
2.01(a).

            "LETTER OF CREDIT CASH COLLATERAL ACCOUNT" shall have the meaning provided in Section 4.02(A)(a).

            "LETTER OF CREDIT FEE" shall have the meaning provided in Section 3.01(d).

            "LETTER OF CREDIT OUTSTANDINGS" shall mean, at any time, the sum of
(i) the aggregate Stated Amount of all outstanding Letters of Credit and (ii) the amount of all Unpaid Drawings.

            "LETTER OF CREDIT REQUEST" shall have the meaning provided in
Section 2.03(a).

            "LIEN" shall mean any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), preference, priority or other security agreement of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement, any financing or similar statement or notice filed under the UCC or any other similar recording or notice statute, and any lease having substantially the same effect as any of the foregoing).

            "LOAN" shall mean each Term Loan, each Revolving Loan and each Swingline Loan.

            "MANAGEMENT AGREEMENTS" shall have the meaning provided in Section 5.05.



                                       99
CREDIT AGREEMENT

            "MANDATORY BORROWING" shall have the meaning provided in Section 1.01(d).

            "MARGIN STOCK" shall have the meaning provided in Regulation U.

            "MATERIAL CONTRACTS" shall have the meaning provided in Section
5.05.

            "MATURITY DATE" with respect to a Tranche shall mean either the Term Loan Maturity Date, the Revolving Loan Maturity Date or the Swingline Expiry Date, as the case may be.

            "MAXIMUM SWINGLINE AMOUNT" shall mean $1,000,000.

            "MERGER" shall mean the merger of Newco with and into the Borrower, with the Borrower being the surviving corporation of the Merger.

            "MERGER AGREEMENT" shall mean the Merger Agreement, dated as of May 21, 1999, by and between Newco and the Borrower, as the same may be supplemented, modified, amended or restated from time to time in accordance with
Section 9.12.

            "MERGER CONSIDERATION" shall mean the sum of the Cash Merger Consideration and the Indemnity Escrow Amount.

            "MERGER DOCUMENTS" shall mean all documents entered into or delivered in connection with the Merger, including, without limitation, the Merger Agreement and the certificate of merger filed with the state of Delaware.

            "MINIMUM BORROWING AMOUNT" shall mean (i) with respect to the Term Loan Facility, $1 million, (ii) with respect to the Revolving Loan Facility, $500,000, and (iii) with respect to any Borrowing of Swingline Loans, $200,000.

            "NAIC" shall have the meaning provided in Section 1.10(c).

            "NET SALE PROCEEDS" shall mean, for any sale of assets, the gross cash proceeds (including any cash received by way of deferred payment pursuant to a promissory note, receivable or otherwise, but only as and when received) received from such sale, net of transaction costs, the amount of such gross cash proceeds required to be used to permanently repay any Indebtedness which is secured by the respective assets which were sold, and the estimated marginal increase in income taxes which will be payable by the Borrower's consolidated group as a result of such sale.



                                      100
CREDIT AGREEMENT

            "NEWCO" shall mean Thane Acquisition Corporation, a Delaware corporation.

            "NOTE" shall mean each Term Note, each Revolving Note and each Swingline Note.

            "NOTICE OF BORROWING" shall have the meaning provided in Section 1.03(a).

            "NOTICE OF CONVERSION" shall have the meaning provided in Section 1.06.

            "NOTICE OFFICE" shall mean the office of the Agent located at 787 Seventh Avenue, New York, New York 10019, Attention: Michael Gebauer and Maureen Keating (except that notices relating to Loan Operations only should be sent to the attention of Robyn Gewanter), or such other office as the Agent may hereafter designate in writing as such to the other parties hereto.

            "OBLIGATIONS" shall mean all amounts owing to the Agent, the Collateral Agent or any Bank pursuant to the terms of this Agreement or any other Credit Document.

            "PARIBAS" shall mean Paribas, a French banking organization acting through its New York Branch.

            "PARTICIPANT" shall have the meaning provided in Section 2.04(a).

            "PAYMENT OFFICE" shall mean the office of the Agent located at 787 Seventh Avenue, New York, New York 10019, Attention: Robyn Gewanter, or such other office as the Agent may hereafter designate in writing as such to the other parties hereto.

            "PBGC" shall mean the Pension Benefit Guaranty Corporation established pursuant to Section 4002 of ERISA, or any successor thereto.

            "PCF" shall mean Paribas Capital Funding LLC, a Delaware limited liability company.

            "PCF WARRANTS" shall mean the warrants to purchase Borrower Common Stock issued to PCF pursuant to the PCF Warrant Agreement.

            "PCF WARRANT AGREEMENT" shall mean the Warrant Agreement dated as of June 10, 1999 by and between the Borrower and PCF, as the same may be


                                      101
CREDIT AGREEMENT
supplemented, modified, amended or restated from time to time in accordance with
Section 9.02.

            "PCF WARRANT DOCUMENTS" shall mean the PCF Warrants, the PCF Warrant Agreement and the Equityholders Agreement.

            "PCF/PNA WARRANTS" shall mean, collectively, the PCF Warrants and the PNA Warrants.

            "PCF/PNA WARRANT DOCUMENTS" shall mean, collectively, the PCF Warrant Documents and the PNA Warrant Documents.

            "PERCENTAGE" of any Bank at any time shall mean a fraction (expressed as a percentage) the numerator of which is the Revolving Loan Commitment of such Bank at such time and the denominator of which is the Total Revolving Loan Commitment at such time; provided that if the Percentage of any Bank is to be determined after the Total Revolving Loan Commitment has been terminated, then the Percentages of the Banks shall be determined immediately prior (and without giving effect) to such termination.

            "PERMITTED BORROWER SECURITIES" shall mean any equity security of the Borrower, other than Borrower Common Stock, so long as the terms of such security (i) do not provide any collateral security, (ii) do not provide any guaranty or other support by any Subsidiary of the Borrower, (iii) do not mature or contain any mandatory put, redemption, repayment, sinking fund or other similar provision occurring before the fifth anniversary of the Initial Borrowing Date, (iv) do not require the cash payment of dividends or interest before the fifth anniversary of the Initial Borrowing Date, (v) do not contain any material covenant, (vi) do not grant the holders thereof any voting rights except for (x) voting rights required to be granted to such holders under applicable law and (y) limited customary voting rights on fundamental matters such as mergers, consolidations, sales of substantial assets, or liquidations involving the Borrower, and (vii) are otherwise reasonably satisfactory to the Agent.

            "PERMITTED BUSINESS" shall mean the line of business in which the Borrower is engaged on the Initial Borrowing Date.

            "PERMITTED LIENS" shall have the meaning provided in Section 9.01.

            "PERSON" shall mean any individual, partnership, limited liability company, joint venture, firm, corporation, association, trust or other enterprise or any government or political subdivision or any agency, department or instrumentality thereof.



                                      102
CREDIT AGREEMENT

            "PLAN" shall mean any pension plan, as defined in Section 3(2) of ERISA, which is maintained or contributed to by (or to which there is an obligation to contribute of) the Borrower, a Subsidiary of the Borrower or an ERISA Affiliate, and each such plan for the five-year period immediately following the latest date on which the Borrower, a Subsidiary of the Borrower or an ERISA Affiliate maintained, contributed to or had an obligation to contribute to such plan.

            "PLEDGE AGREEMENTS" shall mean the Credit Parties Pledge Agreement and the Stockholders Pledge Agreement, collectively.

            "PLEDGE AGREEMENT COLLATERAL" shall mean all "Collateral" as defined in the Pledge Agreements.

            "PLEDGED SECURITIES" shall have the meaning assigned that term in the Pledge Agreements.

            "PNA" shall mean Paribas North America, Inc., a Delaware corporation.

            "PNA WARRANTS" shall mean the warrants to purchase Borrower Common Stock issued to PNA pursuant to the PNA Warrant Agreement.

            "PNA WARRANT AGREEMENT" shall mean the Warrant Agreement dated as of June 10, 1999 by and between the Borrower and PNA, as the same may be supplemented, modified, amended or restated from time to time in accordance with
Section 9.02.

            "PNA WARRANT DOCUMENTS" shall mean the PNA Warrants, the PNA Warrant Agreement and the Equityholders Agreement.

            "PREPAID ADVERTISING" shall mean, as of any date of determination, the gross dollar value (valued at cost) of all prepaid network or cable television airtime carried on the books of the Borrower and its Subsidiaries.

            "PRIME LENDING RATE" shall mean the rate which The Chase Manhattan Bank announces from time to time as its prime lending rate, the Prime Lending Rate to change when and as such prime lending rate changes. The Prime Lending Rate is a reference rate and does not necessarily represent the lowest or best rate actually charged to any customer by Paribas or The Chase Manhattan Bank, who may make commercial loans or other loans at rates of interest at, above or below the Prime Lending Rate.

            "PRODUCT ACQUISITION EXPENDITURES" shall mean expenditures by the Borrower and its Subsidiaries consisting of (i) royalty advances to other Persons in connection with the acquisition of product distribution rights from such other Persons


                                      103
CREDIT AGREEMENT
pursuant to a profit-sharing or similar arrangement and (ii) expenditures to acquire Intellectual Property relating to the production, distribution or marketing of products by the Borrower and its Subsidiaries in the ordinary course of business.

            "PROJECTIONS" shall have the meaning provided in Section 5.15.

            "QUARTERLY PAYMENT DATE" shall mean the last Business Day of each March, June, September and December of each fiscal year.

            "QUOTED RATE" shall mean (a) the offered quotation to first-class banks in the New York interbank Eurodollar market by the Agent for U.S. dollar deposits of amounts in immediately available funds comparable to the outstanding principal amount of the Eurodollar Loan of the Agent for which an interest rate is then being determined with maturities comparable to the Interest Period applicable to such Eurodollar Loan determined as of 10:00 A.M. (New York time) on the date which is two Business Days prior to the commencement of such Interest Period, divided (and rounded upward to the next whole multiple of 1/16 of 1%) by (b) a percentage equal to 100% minus the then stated maximum rate of all reserve requirements (including, without limitation, any marginal, emergency, supplemental, special or other reserves) applicable to any member bank of the Federal Reserve System in respect of Eurocurrency funding or liabilities as defined in Regulation D (or any successor category of liabilities under Regulation D).

            "RCRA" shall mean the Resource Conservation and Recovery Act, as the same may be amended from time to time, 42 U.S.C. Section 6901 et seq.

            "REAL PROPERTY" of any Person shall mean all the right, title and interest of such Person in and to land, improvements and fixtures, including Leaseholds.

            "RECAPITALIZATION" shall mean the transactions contemplated by the Recapitalization Documents described in clauses (i) through (vi) of the definition thereof.

            "RECAPITALIZATION DOCUMENTS" shall mean (i) the Contribution Agreement, (ii) the Merger Agreement, (iii) the Stockholders Agreement, (iv) the PCF/PNA Warrant Documents, (v) the warrants for Borrower Common Stock issued by the Borrower to HIG on the date hereof, (vi) the warrants for Borrower Common Stock issued by the Borrower to William Hay and Denise DuBarry Hay on the date hereof, and (vii) all other documents entered into or delivered in connection with the Recapitalization, in each case including all schedules, annexes and exhibits thereto, as the same may be supplemented, modified, amended or restated from time to time in accordance with Section 9.12.



                                      104
CREDIT AGREEMENT

            "RECOVERY EVENT" shall mean the receipt, by the Borrower or any of its Subsidiaries, of any cash insurance proceeds (i) payable by reason of theft, physical destruction, damage or any other event with respect to any properties or assets of the Borrower or any of its Subsidiaries, (ii) pursuant to any business interruption insurance maintained by the Borrower or any of its Subsidiaries, or (iii) pursuant to any "key man" life insurance policies covering any officers or employees of the Borrower or any of its Subsidiaries.

            "REFINANCED INDEBTEDNESS" shall have the meaning provided in Section 5.16(b).

            "REGISTER" shall have its meaning provided in Section 8.15.

            "REGULATION D" shall mean Regulation D of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor to all or a portion thereof establishing reserve requirements.

            "REGULATION T" shall mean Regulation T of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor to all or a portion thereof.

            "REGULATION U" shall mean Regulation U of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor to all or a portion thereof.

            "REGULATION X" shall mean Regulation X of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor to all or a portion thereof.

            "RELATED FUND" shall mean, with respect to any Bank, a fund that invests in loans and is managed by the same investment advisor as such Bank or by an Affiliate of such investment advisor.

            "RELEASE" means disposing, discharging, injecting, spilling, pumping, leaking, leaching, dumping, emitting, escaping, emptying, seeping, placing, pouring and the like, into or upon any land or water or air, or otherwise entering into the environment.

            "REPLACED BANK" shall have the meaning provided in Section 1.12.

            "REPLACEMENT BANK" shall have the meaning provided in Section 1.12.



                                      105
CREDIT AGREEMENT

            "REPORTABLE EVENT" shall mean an event described in Section 4043(c) of ERISA with respect to a Plan that is subject to Title IV of ERISA other than those events as to which the 30-day notice period is waived under subsection
 .22, .23, .25, .27 or .28 of PBGC Regulation Section 4043.

            "REQUIRED BANKS" shall mean Banks the sum of whose outstanding Term Loans and Revolving Loan Commitments (or, after the termination thereof, outstanding Revolving Loans plus Percentages of outstanding Swingline Loans and Letter of Credit Outstandings) represent an amount greater than 50% of the sum of all outstanding Term Loans and the Total Revolving Loan Commitment (or, after the termination thereof, the then total outstanding Revolving Loans and Swingline Loans plus the then total Letter of Credit Outstandings).

            "RETURNS" shall have the meaning provided in Section 7.09.

            "REVOLVING LOAN COMMITMENT" shall mean, for each Bank, the amount set forth opposite such Bank's name on Schedule I hereto directly below the column entitled "Revolving Loan Commitment," as same may be (x) reduced or terminated from time to time pursuant to Section 3.02, 3.03, 4.02 and/or 10 or
(y) adjusted from time to time as a result of assignments to or from such Bank pursuant to Section 1.12 or 13.04.

            "REVOLVING LOAN COMMITMENT COMMISSION" shall have the meaning provided in Section 3.01(a).

            "REVOLVING LOAN FACILITY" shall mean the credit facility evidenced by the Total Revolving Loan Commitment.

            "REVOLVING LOAN MATURITY DATE" shall mean the fourth anniversary of the Initial Borrowing Date.

            "REVOLVING LOANS" shall have the meaning provided in Section
1.01(b).

            "REVOLVING NOTES" shall have the meaning provided in Section 1.05(a)(ii).

            "ROLLOVER AMOUNT" shall have the meaning provided in Section
9.07(b).

            "SCHEDULED TERM LOAN REPAYMENT" shall have the meaning provided in
Section 4.02(A)(c).

            "SEC" shall have the meaning provided in Section 8.01(h).



                                      106
CREDIT AGREEMENT

            "SECTION 4.04(b)(ii) CERTIFICATE" shall have the meaning provided in
Section 4.04(b)(ii).

            "SECURED CREDITORS" shall mean (x) the Banks, the Agent and the Collateral Agent and (y) any Bank which on the date hereof is, or subsequently becomes, party to any Interest Rate Protection or Other Hedging Agreement.

            "SECURITIES ACT" shall mean the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

            "SECURITIES EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

            "SECURITY AGREEMENT" shall have the meaning provided in Section
5.08.

            "SECURITY AGREEMENT COLLATERAL" shall mean all "Collateral" as defined in the Security Agreement.

            "SECURITY DOCUMENTS" shall mean the Pledge Agreements, the Security Agreement, each Bank Deposit Account Consent Letter, the Concentration Account Consent Letter, and any Additional Security Documents.

            "SELLING STOCKHOLDERS" shall mean the stockholders of the Borrower entitled to receive all or any portion of the Cash Merger Consideration.

            "SENIOR SUBORDINATED LENDERS" shall mean the financial institutions from time to time party to the Senior Subordinated Loan Agreement as lenders.

            "SENIOR SUBORDINATED LOAN AGREEMENT" shall mean the Senior Subordinated Loan Agreement, dated as of June 10, 1999, by and among the Borrower and the Senior Subordinated Lenders, which governs the Senior Subordinated Notes, as the same may be supplemented, modified, amended or restated from time to time in accordance with Section 9.12.

            "SENIOR SUBORDINATED LOAN DOCUMENTS" shall mean (i) the Senior Subordinated Loan Agreement, (ii) the Senior Subordinated Notes, and (iii) the Senior Subordinated Loan Guaranty, in each case including all schedules, annexes and exhibits thereto.

            "SENIOR SUBORDINATED LOAN GUARANTY" shall mean the Subordinated Guaranty, dated as of June 10, 1999, made by the Subsidiary Guarantors for the benefit of the Senior Subordinated Lenders with respect to the obligations of the Borrower


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under the Senior Subordinated Notes, as the same may be supplemented, modified, amended or restated from time to time in accordance with Section 9.12.

            "SENIOR SUBORDINATED NOTES" shall mean the $3 million in aggregate principal amount of subordinated promissory notes issued by the Borrower pursuant to, and subject to the terms of, the Senior Subordinated Loan Agreement, as the same may be supplemented, modified, amended or restated from time to time in accordance with Section 9.12.

            "SHAREHOLDERS' AGREEMENTS" shall have the meaning provided in
Section 5.05(ii).

            "STATED AMOUNT" of each Letter of Credit shall, at any time, mean the maximum amount available to be drawn thereunder at such time (in each case determined without regard to whether any conditions to drawing could then be met).

            "STOCKHOLDERS AGREEMENT" shall mean the Stockholders Agreement, dated as of June 10, 1999, by and among the Borrower, Holdings and the Continuing Stockholders, as the same may be supplemented, modified, amended or restated from time to time in accordance with Section 9.12.

            "STOCKHOLDERS PLEDGE AGREEMENT" shall have the meaning provided in
Section 5.07.

            "SUBORDINATED REDEMPTION NOTE" shall have the meaning provided in
Section 9.03.

            "SUBSIDIARIES GUARANTY" shall have the meaning provided in Section 5.09.

            "SUBSIDIARY" shall mean, as to any Person, (i) any corporation more than 50% of whose stock of any class or classes having by the terms thereof ordinary voting power to elect a majority of the directors of such corporation (irrespective of whether or not at the time stock of any class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time owned by such Person and/or one or more Subsidiaries of such Person and (ii) any partnership, association, joint venture or other entity in which such Person and/or one or more Subsidiaries of such Person has more than a 50% equity interest at the time.

            "SUBSIDIARY GUARANTORS" shall mean each Subsidiary of the Borrower, except to the extent the Agent determines otherwise with respect to any Foreign Subsidiaries in accordance with Section 9.16.



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            "SWINGLINE BANK" shall mean Paribas, in its capacity as the maker of
Swingline Loans, or any other Bank with a Revolving Loan Commitment which agrees to act as the Swingline Bank; provided, the sole Swingline Bank on the Initial Borrowing Date shall be Paribas.

            "SWINGLINE EXPIRY DATE" shall mean the date that is two Business Days prior to the Revolving Loan Maturity Date.

            "SWINGLINE LOANS" shall have the meaning provided in Section
1.01(c).

            "SWINGLINE NOTE" shall have the meaning provided in Section 1.05(a)(iii).

            "SYNDICATION TERMINATION DATE" shall mean the earlier of (x) 90 days after the Initial Borrowing Date or (y) the date on which the Agent, in its sole discretion, determines (and notifies the Borrower) that the primary syndication (and the resultant addition of institutions as Banks pursuant to Section 13.04) has been completed.

            "TAX SHARING AGREEMENTS" shall have the meaning provided in Section 5.05.

            "TAXES" shall have the meaning provided in Section 4.04(a).

            "TERM LOAN" shall have the meaning provided in Section 1.01(a).

            "TERM LOAN COMMITMENT" shall mean, with respect to each Bank, the amount set forth opposite such Bank's name in Schedule I directly below the column entitled "Term Loan Commitment," as the same may be (x) reduced or terminated pursuant to Section 3.03, 4.02 and/or 10 or (y) adjusted from time to time as a result of assignments to or from such Bank pursuant to Section 1.12 or 13.04.

            "TERM LOAN FACILITY" shall mean the credit facility evidenced by the Total Term Loan Commitment.

            "TERM LOAN MATURITY DATE" shall mean the fourth anniversary of the Initial Borrowing Date.

            "TERM NOTE" shall have the meaning provided in Section 1.05(a)(i).

            "TOTAL TERM LOAN COMMITMENT" shall mean, at any time, the sum of the Term Loan Commitments of each of the Banks.



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            "TOTAL COMMITMENT" shall mean, at any time, the sum of the
Commitments of each of the Banks.

            "TOTAL REVOLVING LOAN COMMITMENT" shall mean, at any time, the sum of the Revolving Loan Commitments of each of the Banks.

            "TOTAL UNUTILIZED REVOLVING LOAN COMMITMENT" shall mean, at any time, an amount equal to the remainder of (x) the then Total Revolving Loan Commitment less (y) the sum of (A) the aggregate principal amount of Revolving Loans and Swingline Loans then outstanding plus (B) the then aggregate amount of Letter of Credit Outstandings.

            "TRANCHE" shall mean the respective facilities and commitments utilized in making Loans hereunder, with there being three separate Tranches, i.e., whether Term Loans, Revolving Loans or Swingline Loans.

            "TRANSACTION" shall mean, collectively, (i) the incurrence of Loans hereunder on the Initial Borrowing Date, (ii) the issuance of the Senior Subordinated Notes on the Initial Borrowing Date, (iii) the consummation of the Recapitalization, (iv) the repayment of all Refinanced Indebtedness, together with all accrued interest, premiums, fees, commissions and expenses owing in connection therewith, and the termination of all commitments thereunder, and (v) the payment of the Transaction Fees and Expenses in connection with the foregoing.

            "TRANSACTION FEES AND EXPENSES" shall mean all fees and expenses incurred in connection with and arising out of the Transaction and the transactions contemplated thereby and hereby; provided, however, that the aggregate amount of such fees and expenses shall not exceed approximately $2.0 million in the aggregate.

            "TYPE" shall mean the type of Loan determined with regard to the interest option applicable thereto, i.e., whether a Base Rate Loan or a Eurodollar Loan.

            "UCC" shall mean the Uniform Commercial Code as from time to time in effect in the relevant jurisdiction.

            "UNFUNDED CURRENT LIABILITY" of any Plan shall mean the amount, if any, by which (i) the value of all benefit liabilities under such Plan, determined on a plan termination basis using the assumptions prescribed by the PBGC for purposes of Section 4044 of ERISA, exceeds (ii) the fair market value of all Plan assets allocable to such liabilities under Title IV of ERISA (excluding any accrued but unpaid contributions), all determined as of the most recent valuation date for such Plan, but only to the extent that such excess represents a potential liability of the Borrower, any


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
Subsidiary of the Borrower or an ERISA Affiliate to the PBGC or any other person (as defined in Section 3(9) of ERISA) under Title IV of ERISA.

            "UNITED STATES" and "U.S." shall each mean the United States of America.

            "UNPAID DRAWING" shall have the meaning provided for in Section 2.05(a).

            "UNUTILIZED REVOLVING LOAN COMMITMENT" for any Bank, at any time, shall mean the Revolving Loan Commitment of such Bank at such time less the sum of (i) the aggregate principal amount of Revolving Loans made by such Bank and then outstanding and (ii) such Bank's Percentage of the Letter of Credit Outstandings.

            "WHOLLY-OWNED SUBSIDIARY" shall mean, as to any Person, (i) any corporation 100% of whose capital stock (other than directors' qualifying shares and/or other nominal shares required to be held other than by such Persons under applicable law) is at the time owned by such Person and/or one or more Wholly-Owned Subsidiaries of such Person, and (ii) any partnership, association, joint venture or other entity in which such Person and/or one or more Wholly-Owned Subsidiaries of such Person has a 100% equity interest at such time.

            SECTION 12. THE AGENT.

            12.01 APPOINTMENT. The Banks hereby designate Paribas as Agent (for purposes of this Section 12, the term "Agent" shall include Paribas in its capacity as Collateral Agent pursuant to the Security Documents) to act as specified herein and in the other Credit Documents. Each Bank hereby irrevocably authorizes, and each holder of any Note by the acceptance of such Note shall be deemed irrevocably to authorize, the Agent to take such action on its behalf under the provisions of this Agreement, the other Credit Documents and any other instruments and agreements referred to herein or therein and to exercise such powers and to perform such duties hereunder and thereunder as are specifically delegated to or required of the Agent by the terms hereof and thereof and such other powers as are reasonably incidental thereto. The Agent may perform any of its duties hereunder by or through its officers, directors, agents or employees.

            12.02 NATURE OF DUTIES. The Agent shall have no duties or responsibilities except those expressly set forth in this Agreement and the Security Documents. Neither the Agent nor any of its officers, directors, agents or employees shall be liable for any action taken or omitted by it or them hereunder or under any other Credit Document or in connection herewith or therewith, unless caused by its or their


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
gross negligence or willful misconduct. The duties of the Agent shall be mechanical and administrative in nature; the Agent shall not have by reason of this Agreement or any other Credit Document a fiduciary relationship in respect of any Bank or the holder of any Note; and nothing in this Agreement or any other Credit Document, expressed or implied, is intended to or shall be so construed as to impose upon the Agent any obligations in respect of this Agreement or any other Credit Document except as expressly set forth herein.

            12.03 LACK OF RELIANCE ON THE AGENT. Independently and without reliance upon the Agent, each Bank and the holder of each Note, to the extent it deems appropriate, has made and shall continue to make (i) its own independent investigation of the financial condition and affairs of the Borrower and its Subsidiaries in connection with the making and the continuance of the Loans and the participation in Letters of Credit and the taking or not taking of any action in connection herewith and (ii) its own appraisal of the creditworthiness of the Borrower and its Subsidiaries and, except as expressly provided in this Agreement, the Agent shall have no duty or responsibility, either initially or on a continuing basis, to provide any Bank or the holder of any Note with any credit or other information with respect thereto, whether coming into its possession before the making of the Loans, the participation in the Letters of Credit or at any time or times thereafter. The Agent shall not be responsible to any Bank or the holder of any Note for any recitals, statements, information, representations or warranties herein or in any document, certificate or other writing delivered in connection herewith or for the execution, effectiveness, genuineness, validity, enforceability, perfection, priority or sufficiency of this Agreement or any other Credit Document or the financial condition of the Borrower or its Subsidiaries or be required to make any inquiry concerning either the performance or observance of any of the terms, provisions or conditions of this Agreement or any other Credit Document, or the financial condition of the Borrower or its Subsidiaries or the existence or possible existence of any Default or Event of Default. In no event shall the Agent be required in contravention of applicable law or if such action would cause it, in its sole determination, to incur any risk or liability for which it is not adequately indemnified for to its satisfaction.

            12.04 CERTAIN RIGHTS OF THE AGENT. If the Agent shall request instructions from the Required Banks with respect to any act or action (including failure to act) in connection with this Agreement or any other Credit Document, the Agent shall be entitled to refrain from such act or taking such action unless and until the Agent shall have received instructions from the Required Banks; and the Agent shall not incur liability to any Person by reason of so refraining. Without limiting the foregoing, no Bank or the holder of any Note shall have any right of action whatsoever against the Agent as a result of the Agent acting or refraining from acting hereunder or under any other Credit Document in accordance with the instructions of the Required Banks.



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
            12.05 RELIANCE. The Agent shall be entitled to rely, and shall be fully protected in relying, upon any note, writing, resolution, notice, statement, certificate, telex, teletype or facsimile message, cablegram, radiogram, legal opinion, order or other document or telephone message signed, sent or made by any Person that the Agent believed to be the proper Person, and, with respect to all legal matters pertaining to this Agreement and any other Credit Document and its duties hereunder and thereunder, upon advice of counsel selected by it.

            12.06 INDEMNIFICATION. (a) To the extent the Agent is not reimbursed and indemnified by the Borrower, the Banks will reimburse and indemnify the Agent, in proportion to their respective "percentages" as used in determining the Required Banks, for and against any and all liabilities, obligations, losses, damages, penalties, claims, actions, judgments, suits, costs, expenses or disbursements of whatsoever kind or nature which may be imposed on, asserted against or incurred by the Agent in performing its duties hereunder or under any other Credit Document, in any way relating to or arising out of this Agreement or any other Credit Document; provided that no Bank shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the Agent's gross negligence or willful misconduct.

            (b) The Agent shall be fully justified in failing or refusing to take any action hereunder and under any other Credit Document (except actions expressly required to be taken by it hereunder or under the Credit Documents) unless it shall first be indemnified to its satisfaction by the Banks pro rata against any and all liability, cost and expense that it may incur by reason of taking or continuing to take any such action.

            12.07 THE AGENT IN ITS INDIVIDUAL CAPACITY. With respect to its obligation to make Loans under this Agreement, the Agent shall have the rights and powers specified herein for a "Bank" and may exercise the same rights and powers as though it were not performing the duties specified herein; and the term "Banks," "Required Banks," "holders of Notes" or any similar terms shall, unless the context clearly otherwise indicates, include the Agent in its individual capacity. The Agent may accept deposits from, lend money to, and generally engage in any kind of banking, trust or other business with any Credit Party or any Affiliate of any Credit Party as if it were not performing the duties specified herein, may hold equity interests in the Borrower or any of its Affiliates and may accept fees and other consideration from the Borrower or any other Credit Party or any of their Affiliates for services in connection with this Agreement and otherwise without having any liability to, and without having to account for the same to the Banks.

            12.08 HOLDERS. The Agent may deem and treat the payee of any Note as the owner thereof for all purposes hereof unless and until a written notice of the


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
assignment, transfer or endorsement thereof, as the case may be, shall have been filed with the Agent. Any request, authority or consent of any Person who, at the time of making such request or giving such authority or consent, is the holder of any Note shall be conclusive and binding on any subsequent holder, transferee, assignee or indorses, as the case may be, of such Note or of any Note or Notes issued in exchange therefor.

            12.09 RESIGNATION BY THE AGENT. (a) The Agent may resign from the performance of all its functions and duties hereunder and/or under the other Credit Documents at any time by giving 15 Business Days' prior written notice to the Borrower and the Banks. Such resignation shall take effect upon the appointment of a successor Agent pursuant to clauses (b) and (c) below or as otherwise provided below.

            (b) Upon any such notice of resignation, the Required Banks shall appoint a successor Agent hereunder or thereunder who shall be a commercial bank or trust company reasonably acceptable to the Borrower.

            (c) If a successor Agent shall not have been so appointed within such 15 Business Day period, the Agent, with the consent of the Borrower, shall then appoint a successor Agent who shall serve as Agent hereunder or thereunder until such time, if any, as the Banks appoint a successor Agent as provided above.

            (d) If no successor Agent has been appointed pursuant to clause (b) or (c) above by the 30th Business Day after the date such notice of resignation was given by the Agent, the Agent's resignation shall become effective and the Banks shall thereafter perform all the duties of the Agent hereunder and/or under any other Credit Document until such time, if any, as the Banks appoint a successor Agent as provided above.

            SECTION 13. MISCELLANEOUS.

            13.01 PAYMENT OF EXPENSES, ETC. The Borrower agrees to: (i) whether or not the transactions herein contemplated are consummated, pay all out-of-pocket costs and expenses of the Agent (including, without limitation, the reasonable fees and disbursements of O'Melveny & Myers LLP and local counsel) after presentation of an invoice in connection with the preparation, execution and delivery of this Agreement and the other Credit Documents and the documents and instruments referred to herein and therein and any amendment, waiver or consent relating hereto or thereto, of the Agent in connection with its syndication efforts with respect to this Agreement (including, without limitation, the reasonable fees and disbursements of O'Melveny & Myers LLP) and of the Agent and each of the Banks in connection with the enforcement of this Agreement and the other Credit Documents and the documents and instruments referred to herein and therein (including, without limitation, the fees and disbursements


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
of counsel for the Agent and for each of the Banks); (ii) pay and hold each of the Banks harmless from and against any and all present and future stamp, excise and other similar taxes with respect to the foregoing matters and save each of the Banks harmless from and against any and all liabilities with respect to or resulting from any delay or omission (other than to the extent attributable to such Bank) to pay such taxes; and (iii) defend, protect, indemnify and hold harmless the Agent and each Bank, and each of their respective officers, directors, employees, representatives, attorneys and agents (collectively called the "INDEMNITEES") from and against any and all liabilities, obligations (including removal or remedial actions), losses, damages (including foreseeable and unforeseeable consequential damages and punitive damages), penalties, claims, actions, judgments, suits, costs, expenses and disbursements (including reasonable attorneys' and consultants fees and disbursements) of any kind or nature whatsoever that may at any time be incurred by, imposed on or assessed against the Indemnitees directly or indirectly based on, or arising or resulting from, or in any way related to, or by reason of (a) any investigation, litigation or other proceeding (whether or not the Agent, the Collateral Agent or any Bank is a party thereto and whether or not any such investigation, litigation or other proceeding is between or among the Agent, the Collateral Agent, any Bank, the Borrower or any third person or otherwise) related to the entering into and/or performance of this Agreement or any other Credit Document or the use of any Letter of Credit or the proceeds of any Loans hereunder or the consummation of any transactions contemplated herein (including, without limitation, the Transaction) or in any other Credit Document or any other document or agreement delivered in connection herewith or the exercise of any of their rights or remedies provided herein or in the other Credit Documents; or,
(b) the actual or alleged generation, presence or Release of Hazardous Materials on or from, or the transportation of Hazardous Materials to or from, any Real Property owned or at any time operated by the Borrower or any of its Subsidiaries or; (c) any Environmental Claim relating to the Borrower or any of its Subsidiaries or any Real Property owned or at any time operated by the Borrower or any of its Subsidiaries or; (d) the exercise of the rights of the Agent and of any Bank under any of the provisions of this Agreement or any other Credit Document or any Letter of Credit or any Loans hereunder or any other document or agreement delivered in connection herewith; or (e) the consummation of any transaction contemplated herein (including, without limitation, the Transaction) or in any other Credit Document (the "INDEMNIFIED MATTERS") regardless of when such Indemnified Matter arises; but excluding any such Indemnified Matter to the extent based on the bad faith, gross negligence or willful misconduct of any Indemnitee.

            13.02 RIGHT OF SETOFF. In addition to any rights now or hereafter granted under applicable law or otherwise, and not by way of limitation of any such rights, upon the occurrence and during the continuance of an Event of Default, each Bank is hereby authorized at any time or from time to time, without presentment, demand, protest or


                                      115
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
other notice of any kind to any Credit Party or to any other Person, any such notice being hereby expressly waived, to set off and to appropriate and apply any and all deposits (general or special) and any other Indebtedness at any time held or owing by such Bank (including, without limitation, by branches and agencies of such Bank wherever located) to or for the credit or the account of each Credit Party against and on account of the Obligations and liabilities of such Credit Party to such Bank under this Agreement or under any of the other Credit Documents, including, without limitation, all interests in Obligations purchased by such Bank pursuant to Section 13.06(b), and all other claims of any nature or description arising out of or connected with this Agreement or any other Credit Document, irrespective of whether or not such Bank shall have made any demand hereunder and although said Obligations, liabilities or claims, or any of them, shall be contingent or unmatured.

            13.03 NOTICES. Except as otherwise expressly provided herein, all notices and other communications provided for hereunder shall be in writing (including telegraphic, telex, facsimile or cable communication) and mailed, telegraphed, telexed, telecopied, cabled or delivered: if to the Borrower, at its address specified opposite its signature below; if to any Bank, at its address specified opposite its name below; and if to the Agent, at its Notice Office; or, as to any Credit Party or the Agent, at such other address as shall be designated by such party in a written notice to the other parties hereto and, as to each Bank, at such other address as shall be designated by such Bank in a written notice to the Borrower and the Agent. All such notices and communications shall, when mailed, telegraphed, telexed, facsimiled, or cabled or sent by overnight courier, be effective when received.

            13.04 BENEFIT OF AGREEMENT. (a) This Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto; provided, however, no Credit Party may assign or transfer any of its rights, obligations or interest hereunder or under any other Credit Document without the prior written consent of the Banks; and provided further, that although any Bank may transfer, assign or grant participations in its rights hereunder, such Bank shall remain a "Bank" for all purposes hereunder (and may not transfer or assign all or any portion of its Commitments or Loans hereunder except as provided in Section 13.04(b)) and the transferee, assignee or participant, as the case may be, shall not constitute a "Bank" hereunder; and provided further, that no Bank shall transfer or grant any participation under which the participant shall have rights to approve any amendment to or waiver of this Agreement or any other Credit Document except to the extent such amendment or waiver would (i) extend the final scheduled maturity of any Loan, Note or Letter of Credit (unless such Letter of Credit is not extended beyond the Revolving Loan Maturity Date) in which such participant is participating, or reduce the rate or extend the time of payment of interest or Fees thereon (except in connection with a waiver of applicability of any post-default increase in interest rates) or reduce the


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
principal amount thereof, or increase the Commitments in which such participant is participating over the amount thereof then in effect (it being understood that a waiver of any Default or Event of Default or of a mandatory reduction in the Total Commitment shall not constitute a change in the terms of any Commitment, and that an increase in any Commitment shall be permitted without the consent of any participant if the participant's participation is not increased as a result thereof), (ii) consent to the assignment or transfer by any Credit Party of any of its rights and obligations under this Agreement or
(iii) release all or substantially all of the Collateral under all of the Security Documents (except as expressly provided in the Credit Documents) supporting the Loans hereunder in which such participant is participating. In the case of any such participation, the participant shall not have any rights under this Agreement or any of the other Credit Documents (the participant's rights against such Bank in respect of such participation to be those set forth in the agreement executed by such Bank in favor of the participant relating thereto) and all amounts payable by the Borrower hereunder shall be determined as if such Bank had not sold such participation.

            (b) Notwithstanding the foregoing, any Bank (or any Bank together with one or more other Banks) may (x) (A) pledge its Loans and/or Notes hereunder to a Federal Reserve Bank in support of borrowings made by such Bank from such Federal Reserve Bank or (B) assign all or a portion of its Loans or Commitments and related outstanding Obligations hereunder to its parent company, principal office and/or any Affiliate of such Bank which is at least 50% owned by such Bank or its parent company or to one or more other Banks or to a Related Fund or (y) assign all or a portion equal to at least $5,000,000, of such Loans or Commitments and related outstanding Obligations hereunder to one or more Eligible Transferees each of which assignees shall become a party to this Agreement as a Bank by execution of an assignment and assumption agreement substantially in the form of Exhibit Q (appropriately completed); provided that:
(i) at such time Schedule I shall be deemed modified to reflect the Commitments of such new Bank and of the existing Banks; (ii) new Notes will be issued to such new Bank and to the assigning Bank, such new Notes to be in conformity with the requirements of Section 1.05 to the extent needed to reflect the revised Commitments; (iii) the consent of the Agent and, so long as there shall not exist a Default or Event of Default, the consent of the Borrower, which consent, shall, in each case, not be unreasonably withheld, shall be required in connection with any assignment (provided, however, that no such consent by the Agent shall be required in the case of any assignment to another Bank, any Bank's Affiliate or Related Fund); and (iv) the Agent shall receive at the time of each such assignment, from the assigning Bank, the payment of a non-refundable assignment fee of $3,000. To the extent of any assignment pursuant to this Section 13.04(b), the assigning Bank shall be relieved of its obligations hereunder with respect to its assigned Commitments. No transfer or assignment under this Section 13.04(b) will be effective until recorded by the Agent on the Register


                                      117
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
pursuant to Section 8.15. At the time of each assignment pursuant to this
Section 13.04(b) to a Person which is not already a Bank hereunder and which is not a United States person (as such term is defined in Section 7701(a)(30) of the Code) for Federal income tax purposes, the respective assignee Bank shall provide to the Borrower and the Agent the appropriate Internal Revenue Service Forms (and, if applicable, a Section 4.04(b)(ii) Certificate) required by
Section 4.04(b).

            13.05 NO WAIVER; REMEDIES CUMULATIVE. No failure or delay on the part of the Agent or any Bank or any holder of any Note in exercising any right, power or privilege hereunder or under any other Credit Document and no course of dealing between the Borrower or any other Credit Party and the Agent or any Bank or the holder of any Note shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or under any other Credit Document preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder or thereunder. The rights, powers and remedies herein or in any other Credit Document expressly provided are cumulative and not exclusive of any rights, powers or remedies which the Agent or any Bank or the holder of any Note would otherwise have. No notice to or demand on any Credit Party in any case shall entitle any Credit Party to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the Agent or any Bank or the holder of any Note to any other or further action in any circumstances without notice or demand.

            13.06 PAYMENTS PRO RATA. (a) The Agent agrees that promptly after its receipt of each payment from or on behalf of the Borrower in respect of any Obligations hereunder, it shall distribute such payment to the Banks pro rata based upon their respective shares, if any, of the Obligations with respect to which such payment was received.

            (b) Each of the Banks agrees that, if it should receive any amount hereunder (whether by voluntary payment, by realization upon security, by the exercise of the right of setoff or banker's lien, by counterclaim or cross action, by the enforcement of any right under the Credit Documents, or otherwise), which is applicable to the payment of the principal of, or interest on, the Loans, Unpaid Drawings, Commitment Commission or Fees, of a sum which with respect to the related sum or sums received by other Banks is in a greater proportion than the total of such Obligation then owed and due to such Bank bears to the total of such Obligation then owed and due to all of the Banks immediately prior to such receipt, then such Bank receiving such excess payment shall purchase for cash without recourse or warranty from the other Banks an interest in the Obligations of the respective Credit Party to such Banks in such amount as shall result in a proportional participation by all the Banks in such amount; provided that if all or any portion of such excess amount is thereafter


                                      118
CREDIT AGREEMENT
recovered from such Bank, such purchase shall be rescinded and the purchase price restored to the extent of such recovery, but without interest.

            13.07 CALCULATIONS; COMPUTATIONS. (a) The financial statements to be furnished to the Banks pursuant hereto shall be made and prepared in accordance with GAAP consistently applied throughout the periods involved (except as set forth in the notes thereto or as otherwise disclosed in writing by the Borrower to the Banks); provided that, except as otherwise specifically provided herein, all computations of Excess Cash Flow and all computations determining compliance with Sections 9.07 through 9.11, inclusive, including the definitions used therein, shall utilize accounting principles and policies in conformity with those used to prepare the financial statements delivered to the Banks pursuant to Section 8.01(a) with respect to the first quarter following the Initial Borrowing Date (including, without limitation, the amortization of production costs over a period not to exceed 18 months) and provided further, that the effects of purchase price accounting adjustments required or permitted by APB 16 and 17 shall be excluded.

            (b) All computations of interest and Fees hereunder shall be made on the basis of a year of 360 days for the actual number of days (including the first day but excluding the last day) occurring in the period for which such interest or Fees are payable.

            13.08 GOVERNING LAW; SUBMISSION TO JURISDICTION; VENUE; WAIVER OF JURY TRIAL. (a) THIS AGREEMENT AND THE OTHER CREDIT DOCUMENTS (OTHER THAN ANY MORTGAGES) AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND THEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK. ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, THE BORROWER HEREBY IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE EXCLUSIVE JURISDICTION OF THE AFORESAID COURTS. THE BORROWER HEREBY IRREVOCABLY DESIGNATES, APPOINTS AND EMPOWERS CT CORPORATION SYSTEM WITH OFFICES ON THE DATE HEREOF AT 1633 BROADWAY, NEW YORK, NEW YORK 10019, AS ITS DESIGNEE, APPOINTEE AND AGENT TO RECEIVE, ACCEPT AND ACKNOWLEDGE FOR AND ON ITS BEHALF, AND IN RESPECT OF ITS PROPERTY, SERVICE OF ANY AND ALL LEGAL PROCESS, SUMMONS, NOTICES AND


                                      119
CREDIT AGREEMENT

DOCUMENTS WHICH MAY BE SERVED IN ANY SUCH ACTION OR PROCEEDING. IF FOR ANY REASON SUCH DESIGNEE, APPOINTEE AND AGENT SHALL CEASE TO BE AVAILABLE TO ACT AS SUCH, AND THE BORROWER AGREES TO DESIGNATE A NEW DESIGNEE, APPOINTEE AND AGENT ON THE TERMS AND FOR THE PURPOSES OF THIS PROVISION SATISFACTORY TO THE AGENT UNDER THIS AGREEMENT. THE BORROWER FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO THE BORROWER AT ITS ADDRESS SET FORTH OPPOSITE ITS SIGNATURE BELOW, SUCH SERVICE TO BECOME EFFECTIVE 30 DAYS AFTER SUCH MAILING. NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE AGENT UNDER THIS AGREEMENT, ANY BANK OR THE HOLDER OF ANY NOTE TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST ANY CREDIT PARTY IN ANY OTHER JURISDICTION.

            (b) THE BORROWER HEREBY IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY OF THE AFORESAID ACTIONS OR PROCEEDINGS ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT BROUGHT IN THE COURTS REFERRED TO IN CLAUSE (A) ABOVE AND HEREBY FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

            (c) EACH OF THE PARTIES TO THIS AGREEMENT HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE OTHER CREDIT DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

            13.09 COUNTERPARTS. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A set of counterparts executed by all the parties hereto shall be lodged with the Borrower and the Agent.



                                      120
CREDIT AGREEMENT

            13.10 EFFECTIVENESS. This Agreement shall become effective on the date (the "EFFECTIVE DATE") on which the Borrower and each of the Banks shall have signed a copy hereof (whether the same or different copies) and shall have delivered the same to the Agent at its Notice Office or, in the case of the Banks, shall have given to the Agent telephonic (confirmed in writing), written or facsimile transmission notice (actually received) in accordance with Section
13.03 at such office that the same has been signed and mailed to it.

            13.11 HEADINGS DESCRIPTIVE. The headings of the several sections and subsections of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

            13.12 AMENDMENT OR WAIVER. (a) Neither this Agreement nor any other Credit Document nor any terms hereof or thereof may be changed, waived, discharged or terminated unless such change, waiver, discharge or termination is in writing signed by the respective Credit Parties party thereto and the Required Banks; provided that no such change, waiver, discharge or termination shall, without the consent of each Bank (with Obligations of the respective types being directly affected thereby): (i) extend the final scheduled maturity of any Loan or Note or extend the stated maturity of any Letter of Credit or Unpaid Drawing beyond the Revolving Loan Maturity Date, or reduce the rate or extend the time of payment of interest or Fees thereon (except in connection with a waiver of applicability of any post-default increase in interest rates), or reduce the principal amount thereof, or increase the Commitments of any Bank over the amount thereof then in effect (it being understood that a waiver of any conditions precedent, covenants, Default or Event of Default or of a mandatory reduction in the Total Commitment or a mandatory prepayment shall not constitute an increase of the Commitment of any Bank, and that an increase in the available portion of any Commitment of any Bank shall not constitute an increase in the Commitment of such Bank); (ii) release all or substantially all of the Collateral (except as expressly provided in the relevant Credit Documents);
(iii) amend, modify or waive any provision of this Section 13.12; (iv) reduce the percentage specified in, or otherwise modify, the definition of Required Banks (it being understood that, with the consent of the Required Banks, additional extensions of credit pursuant to this Agreement may be included in the determination of the Required Banks on substantially the same basis as the extensions of Term Loans and Revolving Loan Commitments are included on the Effective Date); or (v) consent to the assignment or transfer by the Borrower of any of its rights and obligations under this Agreement; provided further, that no such change, waiver, discharge or termination shall: (A) increase the Commitments of any Bank over the amount thereof then in effect (it being understood that a waiver of any conditions precedent, covenants, Defaults or Events of Default or of a mandatory reduction in the Total Commitment or of a mandatory prepayment shall not constitute an increase of the Commitment of any Bank, and that an increase in the available portion of any


                                      121
CREDIT AGREEMENT

Commitment of any Bank shall not constitute an increase in the Commitment of such Bank) without the consent of such Bank; or (B) without the consent of the Issuing Bank affected thereby, amend, modify or waive any provision of Section 2 or alter its rights or obligations with respect to Letters of Credit issued by such Issuing Bank; or (C) without the consent of the Agent, amend, modify or waive any provision of Section 12 or any other provision relating to the rights or obligations of the Agent; or (D) without the consent of the Collateral Agent, amend, modify or waive any provision of Section 12 or any other provision relating to the rights or obligations of the Collateral Agent.

            (b) If, in connection with any proposed change, waiver, discharge or termination with respect to any of the provisions of this Agreement as contemplated by clause (a)(i) through (v), inclusive, of the first proviso to
Section 13.12(a), the consent of the Required Banks is obtained but the consent of one or more of such other Banks whose consent is required is not obtained, then the Borrower shall have the right to replace each such non-consenting Bank or Banks (so long as all non-consenting Banks are so replaced) with one or more Replacement Banks pursuant to Section 1.12 so long as, at the time of such replacement, each such Replacement Bank consents to the proposed change, waiver, discharge or termination; provided that the Borrower shall not have the right to replace a Bank solely as a result of the exercise of such Bank's rights (and the withholding of any required consent by such Bank) pursuant to clauses (A)-(D) of the second proviso to Section 13.12(a).

            (c) The obligations or rights of the Swingline Bank with respect to Swingline Loans, including, without limitation, the terms of any such Swingline Loans and the obligations of the other Banks to fund Mandatory Borrowings shall not be amended or modified without the consent of the Swingline Bank.

            (d) Notwithstanding anything to the contrary contained above in this
Section 13.12, the Collateral Agent may (i) enter into amendments to the Subsidiaries Guaranty and the Security Documents for the purpose of adding additional Subsidiaries of the Borrower as parties thereto and (ii) enter into security documents to satisfy the requirements of Section 8.16, in each case without the consent of the Required Banks.

            13.13 SURVIVAL. All indemnities set forth herein including, without limitation, in Sections 1.10, 1.11, 2.06, 4.04, 12.06 and 13.01 shall survive the execution and delivery of this Agreement and the Notes and the making and repayment of the Loans.

            13.14 DOMICILE OF LOANS. Each Bank may transfer and carry its Loans at, to or for the account of any office, Subsidiary or Affiliate of such Bank.



                                      122
CREDIT AGREEMENT

            13.15 POST-CLOSING OBLIGATIONS. The Borrower hereby acknowledge that in connection with certain assignments hereof, the Agent or any of the Banks may be required to obtain a rating of the Obligations and Commitments hereunder of the Borrower and the Borrower hereby consent to such Agent or Bank providing to the respective rating agency such information regarding the Obligations and creditworthiness of the Borrower as is customary practice of such rating agency.









                                      123
CREDIT AGREEMENT

            IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Agreement as of the date first above written.



Address:                             THANE INTERNATIONAL, INC.

78-140 Calle Tampico
La Quinta, CA 92253                  By:/s/ Frederico Sanchez
Attention:  ______________              ________________________
Telephone:  (760) 777-0217              Name: Frederico Sanchez
Facsimile:  (760) 777-0214              Title: Vice President
                                               Assistant Secretary


with a copy to:

HIG Infomercial Company
C/O HIG Capital Management, Inc.
1001 Brickell Bay Drive
Suite 2708
Miami, Florida  33131
Attention:  Frederico Sanchez
Telephone:  (903) 935-3680
Facsimile:  (903) 934-9915








                                      S-1
CREDIT AGREEMENT

Address:                             PARIBAS,
                                       Individually and as Agent
787 Seventh Avenue
New York, New York  10019
Attention:  Michael Gebauer          By:/s/ Douglas R. Gouchoe
            Maureen Keating             ________________________
Telephone:  (212) 841-2000              Name:
Facsimile:  (212) 841-2363              Title:

                                     By:/s/ P.J. Filippis
                                        ________________________
                                        Name:
                                        Title:










CREDIT AGREEMENT

                            THANE INTERNATIONAL, INC.

                       FIRST AMENDMENT AND LIMITED WAIVER
                               TO CREDIT AGREEMENT

                  This FIRST AMENDMENT AND LIMITED WAIVER TO CREDIT AGREEMENT (this "AMENDMENT") is dated as of September 29, 2000 and entered into by and among THANE INTERNATIONAL, INC., a Delaware corporation (the "BORROWER"), the financial institutions listed on the signature pages hereof (each a "BANK" and collectively, the "BANKS") and BNP PARIBAS (successor to Paribas), as agent for the Banks (the "AGENT"), and is made with reference to that certain Credit Agreement dated as of June 10, 1999 (as amended, restated, supplemented or otherwise modified as of the date hereof, the "CREDIT AGREEMENT"), by and among the Borrower, the financial institutions party thereto from time to time and the Agent. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.


                                    RECITALS

                  WHEREAS, the Borrower and the Banks desire to amend the Credit Agreement to: (i) modify the financial covenants contained in Section 9.08,
Section 9.09, Section 9.10 and Section 9.11; (ii) provide for the guaranty by HIG Capital Partners II, L.P., ("HIG CAPITAL") and HIG Investment Group II, L.P. ("HIG INVESTMENT" and collectively with HIG Capital, the "HIG GUARANTORS") of the principal amount of all Scheduled Term Loan Repayments in an aggregate amount not to exceed $1,000,000 pursuant to the HIG Guaranty (as hereinafter defined) until, as long as no Default or Event of Default has occurred and is continuing, the later of (x) the date that the Scheduled Term Loan Repayment for March 31, 2001 is paid in full in accordance with the terms of the Credit Agreement or (y) the date immediately following the first thirty consecutive day period after the First Amendment Effective Date (as defined below) in which the aggregate outstanding amount of Revolving Loans is at all times during such period less than $3,500,000; (iii) permit the incurrence of Indebtedness by the Borrower pursuant to and in accordance with the HIG Subordinated Note (as hereinafter defined); and (iv) to make certain other amendments as set forth below;


                  WHEREAS, the Borrower failed to comply with certain requirements set forth in Section 9.08, Section 9.09, Section 9.10 and Section
9.11 of the Credit Agreement for the fiscal quarter ended on December 31, 1999 in the manner and to the extent previously reported by the Borrower to the Banks (the "DECEMBER COVENANT FAILURE");


                  WHEREAS, the Borrower failed to comply with certain requirements set forth in Section 9.09, Section 9.10 and Section 9.11 of the Credit Agreement for the fiscal quarter ended on March 31, 2000 in the manner and to the extent previously reported by the Borrower to the Banks (the "MARCH COVENANT FAILURE");

                  WHEREAS, the Borrower failed to comply with certain requirements set forth in Section 9.09, Section 9.10 and Section 9.11 of the Credit Agreement for the fiscal quarter ended on June 30, 2000 in the manner and to the extent previously reported by the Borrower to the Banks (the "JUNE COVENANT FAILURE");


                  WHEREAS, the Borrower failed to deliver to the Agent the certified consolidated and consolidating financial statements and balance sheets of the Borrower and its Subsidiaries and certain other information for the fiscal year ended on March 31, 2000 in accordance with Section 8.1(c) of the Credit Agreement (the "FISCAL YEAR 2000 DELIVERY FAILURE");


                  WHEREAS, the Borrower failed to comply with the requirement set forth in Section 9.05(ii) of the Credit Agreement (the "MAXIMUM CASH EQUIVALENT REQUIREMENT") that at any time Revolving Loans or Swingline Loans are outstanding, that the aggregate amount of cash and Cash Equivalents held by the Borrower be no more than $1,000,000 for any period of five consecutive days (the "CASH EQUIVALENT INVESTMENT FAILURE");


                  WHEREAS, in connection with the December Covenant Failure, the Borrower and the Banks desire to waive compliance with the requirements contained in Section 9.08, Section 9.09, Section 9.10 and Section 9.11 of the Credit Agreement for the fiscal quarter ended on December 31, 1999, on the terms and conditions set forth herein;


                  WHEREAS, in connection with the March Covenant Failure, the Borrower and the Banks desire to waive any Default or Event of Default caused by the failure of the Borrower to comply with the requirements contained in Section 9.09, Section 9.10 and Section 9.11 of the Credit Agreement for the fiscal quarter ended on March 31, 2000, on the terms and conditions set forth herein;


                  WHEREAS, in connection with the June Covenant Failure, the Borrower and the Banks desire to waive any Default or Event of Default caused by the failure of the Borrower to comply with the requirements contained in Section 9.09, Section 9.10 and Section 9.11 of the Credit Agreement for the fiscal quarter ended on June 30, 2000, on the terms and conditions set forth herein;


                  WHEREAS, in connection with the Fiscal Year 2000 Delivery Failure, the Borrower and the Banks desire to waive any Default or Event of Default caused by the failure of the Borrower to comply with the requirements contained in Section 8.1(c) of the Credit Agreement for the fiscal year ended on March 31, 2000, on the terms and conditions set forth herein;


                  WHEREAS, in connection with the Cash Equivalent Investment Failure, the Borrower and the Banks desire to waive any Default or Event of Default caused by the failure of the Borrower to comply with the Maximum Cash Equivalent Requirement since the Effective Date, on the terms and conditions set forth herein;

                  NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:


                  SECTION 1. AMENDMENTS TO THE CREDIT AGREEMENT

                  1.1 PROVISIONS RELATING TO DEFINED TERMS

                  A. AMENDED DEFINITIONS. The definition of "Credit Documents" set forth in Subsection 11.01 of the Credit Agreement shall be amended by deleting such definition in its entirety and substituting the following definition therefor:

                  "CREDIT DOCUMENTS" shall mean this Agreement, each Note, each Notice of Borrowing, each Notice of Conversion, each Letter of Credit, each Letter of Credit Request, the Subsidiaries Guaranty, the HIG Guaranty and each Security Document."

                  B. ADDITIONAL DEFINITIONS. Subsection 11.01 of the Credit Agreement is hereby amended by adding thereto the following definitions, which shall be inserted in proper alphabetical order:

                  ""FIRST AMENDMENT" shall mean that certain First Amendment and Limited Waiver to this Agreement, dated as of September 29, 2000, by and among the Borrower, the financial institutions party thereto, the Subsidiary Guarantors and the Agent.

                  "FIRST AMENDMENT EFFECTIVE DATE" means the date of the effectiveness of this Amendment in accordance with Section 6E of this Amendment.

                  "GUARANTY EXPIRATION DATE" shall mean the later of (x) the date that the Scheduled Term Loan Repayment for March 31, 2001 is paid in full in accordance with the terms of the Credit Agreement or (y) the date immediately following the first thirty consecutive day period after the First Amendment Effective Date in which the aggregate outstanding amount of Revolving Loans is at all times during such period less than $3,500,000; provided, however, that if a Default or Event of Default has occurred and is continuing on such date, the Guaranty Expiration Date shall not occur until such Default or Event of Default has been cured or waived.

                  "HIG GUARANTOR" shall mean any of HIG Capital Partners II, L.P. and HIG Investment Group II, L.P.

                  "HIG GUARANTY" shall mean the HIG Guaranty dated as of the First Amendment Effective Date entered into by the HIG Guarantors, substantially in the form of Exhibit R (as modified, supplemented or amended from time to time).

                  "HIG SUBORDINATED NOTE" shall mean the promissory note entered into by the Borrower for the benefit of the HIG Guarantors as of the First Amendment Effective Date, substantially in the form of Exhibit S (as modified, supplemented or amended from time to time in accordance with Section 9.04(viii)).

                  "MAXIMUM REVOLVER AVAILABILITY" shall mean $3,200,000; provided, however, that the Maximum Revolver Availability shall be increased to $4,100,000 if (x) the conditions set forth in Section 6.01 for a Credit Event have been satisfied and (y) the Borrower's consolidated EBITDA for the three month period ending on July 31, 2000 is at least $3,000,000; provided, further, that the Maximum Revolver Availability shall be increased to $5,000,000 if (x) the conditions set forth in Section 6.01 for a Credit Event have been satisfied and (y) the Borrower's consolidated EBITDA at any time during the period from May 1, 2000 through November 30, 2000 is equal to or greater than $4,000,000."

                  1.2 PROVISIONS RELATING TO AMOUNT AND TERMS OF CREDIT

                  Subsection 1.01 of the Credit Agreement is hereby amended by deleting clause (b) and clause (c) of such Subsection in their entirety and substituting the following therefor:


                  "(b) Subject to and upon the terms and conditions set forth herein, each Bank with a Revolving Loan Commitment severally agrees, at any time and from time to time on and after the Initial Borrowing Date and prior to the Revolving Loan Maturity Date, to make a loan or loans (each a "REVOLVING LOAN" and, collectively, the "REVOLVING LOANS") to the Borrower, which Revolving Loans
(i) shall, at the option of the Borrower, be Base Rate Loans or Eurodollar Loans; provided that (x) except as otherwise specifically provided in Section 1.10(b), all Revolving Loans comprising the same Borrowing shall at all times be of the same Type, and (y) prior to the Syndication Termination Date, no Borrowings of Revolving Loans may be made or maintained as Eurodollar Loans,
(ii) may be repaid and reborrowed in accordance with the provisions hereof,
(iii) shall not exceed for any Bank at any time outstanding that aggregate principal amount which, when added to the product of (x) such Bank's Percentage and (y) the sum of the aggregate outstanding principal amount of Swingline Loans and the aggregate amount of all Letter of Credit Outstandings (exclusive of Unpaid Drawings which are repaid with the proceeds of, and simultaneously with the incurrence of, the respective incurrence of Revolving Loans), equals the Revolving Loan Commitment of such Bank at such time, and (iv) shall not exceed for all Banks at any time that aggregate principal amount which, when added to the sum of the aggregate amount of all Letter of Credit Outstandings and the aggregate outstanding principal amount of Swingline Loans at such time, equals the least of (A) the Borrowing Base at such time or (B) the Maximum Revolver Availability at such time.

                  (c) Subject to and upon the terms and conditions herein set forth, the Swingline Bank agrees to make, at any time and from time to time after the Initial Borrowing Date and prior to the Swingline Expiry Date, a loan or loans to the Borrower (each a "SWINGLINE LOAN" and, collectively, the "SWINGLINE LOANS"), which Swingline Loans (i) shall be made and maintained as Base Rate Loans, (ii) may be repaid and reborrowed in accordance with the provisions hereof, (iii) shall not exceed in aggregate principal amount at any time outstanding, when combined with (x) the aggregate principal amount of all Revolving Loans then outstanding and (y) all Letter of Credit Outstandings at such time (exclusive of Unpaid Drawings which are repaid with the proceeds of, and simultaneously with the incurrence of, the respective incurrence of Swingline Loans), an amount equal to the least of (A) the Total Revolving Loan Commitment at such time (after giving effect to any reductions to the Total Revolving Loan Commitment on such date), (B) the Borrowing Base at such time or (C) the Maximum Revolver Availability at such time, and (iv) shall not exceed in aggregate principal amount at any time outstanding the Maximum Swingline Amount. The Swingline Bank shall not be obligated to make any Swingline Loans at a time when a Bank Default exists unless the Swingline Bank has entered into arrangements satisfactory to it and the Borrower to eliminate the Swingline Bank's risk with respect to the Defaulting Bank's or Banks' participation in such Swingline Loans, including by cash collateralizing such Defaulting Bank's or Banks' Percentage(s) of the outstanding Swingline Loans. The Swingline Bank shall not make any Swingline Loan after receiving a written notice from the Borrower or the Required Banks stating that a Default or an Event of Default exists and is continuing until such time as the Swingline Bank shall have received written notice of (i) rescission of all such notices from the party or parties originally delivering such notices or (ii) the waiver of such Default or Event of Default by the Required Banks."

                  1.3 PROVISIONS RELATING TO LETTERS OF CREDIT

                  Subsection 2.01 of the Credit Agreement is hereby amended by deleting clause (c) of such Subsection in its entirety and substituting the following therefor:


                  "(c) Notwithstanding the foregoing, (i) no Letter of Credit shall be issued the Stated Amount of which, when added to the Letter of Credit Outstandings (exclusive of Unpaid Drawings which are repaid on the date of, and prior to the issuance of, the respective Letter of Credit) at such time, (x) would exceed $1,000,000 or (y) when added to the aggregate principal amount of all Revolving Loans and Swingline Loans then outstanding, would exceed the least of (A) the Total Revolving Loan Commitment then in effect (after giving effect to any reductions to the Total Revolving Loan Commitment on such date), (B) the Borrowing Base at such time or (C) the Maximum Revolver Availability at such time, (ii) each standby Letter of Credit shall by its terms terminate on or before the earlier of (x) the date which occurs 12 months after the date of the issuance thereof (although any such Letter of Credit may be renewable for successive periods of up to 12 months, but not beyond the tenth Business Day immediately preceding the Revolving Loan Maturity Date, on terms acceptable to the Issuing Bank) and (y) the tenth Business Day immediately preceding the Revolving Loan Maturity Date, and (iii) each trade Letter of Credit shall have an expiry date occurring not later than 180 days after such trade Letter of Credit's date of issuance and shall have an expiry date occurring no later than 30 days prior to the Revolving Loan Maturity Date.

                  1.4 PROVISIONS RELATING TO NEGATIVE COVENANTS

                  A. INDEBTEDNESS. Subsection 9.04 of the Credit Agreement is hereby amended by adding the following clause (x) immediately after clause (ix) thereto:

                  "(x) Indebtedness of the Borrower evidenced by the HIG Subordinated Note in an aggregate amount not to exceed at any time the aggregate amount of payments made by the HIG Guarantors pursuant to the HIG Guaranty and not theretofore reimbursed by the Borrower, plus accrued interest thereon; provided, however, that no such repayment shall be made unless at the time of such repayment (i) no Event of Default or Default shall have occurred and be continuing or shall be caused thereby, and (ii) after giving effect to any

Revolving Loan Borrowings the proceeds of which are used to make any such repayment (A) the lesser of (x) the Total Revolving Loan Commitment then in effect or (y) the Borrowing Base at such time would exceed (B) the sum of (x) the aggregate principal amount of all Revolving Loans and Swingline Loans then outstanding, (y) Letter of Credit Outstandings at such time and (z) $1,500,000."

                  B. ADVANCES, INVESTMENTS AND LOANS. Subsection 9.05(ii) of the Credit Agreement is hereby amended by deleting the reference to "$1 million" contained therein and substituting "$2 million" therefor.

                  C. TRANSACTIONS WITH AFFILIATES. Subsection 9.06 of the Credit Agreement is hereby amended by deleting clause (iii) of such subsection in its entirety and substituting the following therefor"

                  "(iii) the Borrower may pay annual management fees of up to $250,000 per annum to HIG quarterly in arrears and out-of-pocket expenses of HIG; provided, however, that (i) prior to the Guaranty Expiration Date or (ii) to the extent there shall exist a Default or Event of Default until such Default or Event of Default is cured or waived, no such management fees will be payable but may instead accrue."

                  D. FIXED CHARGE COVERAGE RATIO. Subsection 9.08 of the Credit Agreement is hereby amended by deleting such Subsection in its entirety and substituting the following therefor:

                  "9.08 FIXED CHARGE COVERAGE RATIO. The Borrower will not permit the Fixed Charge Coverage Ratio for any period of four consecutive fiscal quarters ending on a date set forth below, in each case taken as one accounting period, to be less than the ratio set forth opposite such date:


Fiscal Quarter
     Ended                                     Ratio
--------------                                 -----
September 30, 2000                          1.00:1.00
December 31, 2000                           1.00:1.00
March 31, 2001                              1.00:1.00
June 30, 2001                               1.00:1.00
September 30, 2001                          1.00:1.00
December 31, 2001                           1.00:1.00
March 31, 2002                              1.00:1.00
June 30, 2002                               1.00:1.00
September 30, 2002                          1.00:1.00
December 31, 2002                           1.00:1.00
March 31, 2003                              1.00:1.00
June 30, 2003                               1.00:1.00"

                  E. INTEREST COVERAGE RATIO. Subsection 9.09 of the Credit Agreement is hereby amended by deleting such Subsection in its entirety and substituting the following therefor:

                  "9.09 INTEREST COVERAGE RATIO. The Borrower will not permit the ratio of its Consolidated EBITDA to its Consolidated Interest Expense for any period of four consecutive fiscal quarters ending on a date set forth below, in each case taken as one accounting period, to be less than the ratio set forth opposite such date:


Fiscal Quarter
     Ended                                     Ratio
--------------                                 -----
September 30, 2000                          3.00:1.00
December 31, 2000                           4.00:1.00
March 31, 2001                              4.05:1.00
June 30, 2001                               4.05:1.00
September 30, 2001                          4.25:1.00
December 31, 2001                           4.50:1.00
March 31, 2002                              4.75:1.00
June 30, 2002                               5.00:1.00
September 30, 2002                          5.50:1.00
December 31, 2002                           6.00:1.00
March 31, 2003                              6.50:1.00
June 30, 2003                               7.00:1.00"

                  F. Consolidated Indebtedness to Consolidated EBITDA Subsection
9.10 of the Credit Agreement is hereby amended by deleting such Subsection in its entirety and substituting the following therefor:

                  "9.10 CONSOLIDATED INDEBTEDNESS TO CONSOLIDATED EBITDA. The Borrower will not permit the ratio of Consolidated Indebtedness as at the end of any fiscal quarter ended on a date set forth below to Consolidated EBITDA for any period of four consecutive fiscal quarters ending on a date set forth below, in each case taken as one accounting period, to be greater than the ratio set forth opposite such date below:


Fiscal Quarter
     Ended                                     Ratio
--------------                                 -----
September 30, 2000                          2.50:1.00
December 31, 2000                           2.20:1.00
March 31, 2001                              1.80:1.00
June 30, 2001                               1.80:1.00
September 30, 2001                          1.80:1.00
December 31, 2001                           1.75:1.00
March 31, 2002                              1.55:1.00
June 30, 2002                               1.50:1.00
September 30, 2002                          1.25:1.00
December 31, 2002                           1.05:1.00
March 31, 2003                              1.00:1.00
June 30, 2003                               0.50:1.00

provided, that for purposes of this Section 9.10, Consolidated Indebtedness shall not include any Indebtedness outstanding under the HIG Subordinated Note from time to time."

                  G. MINIMUM EBITDA. Subsection 9.11 of the Credit Agreement is hereby amended by deleting such Subsection in its entirety and substituting the following therefor:

                  "9.11 MINIMUM EBITDA. The Borrower will not permit its Consolidated EBITDA for any period of four consecutive fiscal quarters ending on a date set forth below , in each case taken as one accounting period, to be less than the amount set forth opposite such date set forth below:


Fiscal Quarter
     Ended                                  Amount
--------------                              ------
September 30, 2000                          $ 9,000,000
December 31, 2000                           $ 9,750,000
March 31, 2001                              $ 9,750,000
June 30, 2001                               $10,250,000
September 30, 2001                          $10,250,000
December 31, 2001                           $10,500,000
March 31, 2002                              $10,500,000
June 30, 2002                               $10,750,000
September 30, 2002                          $10,750,000
December 31, 2002                           $11,000,000
March 31, 2003                              $11,000,000
June 30, 2003                               $11,000,000


                  H. LIMITATION ON VOLUNTARY PREPAYMENTS AND MODIFICATIONS; LIMITATION ON MODIFICATIONS OF CERTIFICATE OF INCORPORATION, BY-LAWS AND CERTAIN OTHER AGREEMENTS. Subsection 9.12 of the Credit Agreement is hereby amended by adding following clause (viii) immediately after clause (vii) thereto:

                  "(viii) amend, modify or change in any manner the HIG Subordinated Note."

                  1.5 PROVISIONS RELATING TO EVENTS OF DEFAULT

                  A. PAYMENTS. Subsection 10.01 of the Credit Agreement is hereby amended by deleting such subsection in its entirety and substituting therefore the following subsection:

                  "10.01 PAYMENTS The Borrower shall (i) default in the payment when due of any principal of any Loan or any Note or any Unpaid Drawing (any such payment a "PRINCIPAL PAYMENT") or (ii) default, and such default shall continue unremedied for five days, in the payment when due of any interest on any Loan or Note or Unpaid Drawing, or any Fees or any other amounts owing by it hereunder or thereunder (any such payment a "INTEREST OR FEE PAYMENT"); provided, however, that any default in the payment of any

Scheduled Term Loan Repayment shall not constitute an Event of Default if the HIG Guarantors, pursuant to the HIG Guaranty, make such Scheduled Term Loan Repayment when such Scheduled Term Loan Repayment is due; or"

                  B. HIG GUARANTY. Section 10 of the Credit Agreement is hereby amended by adding following subsection 10.12 immediately after subsection 10.11 thereto:

                  "10.12 HIG GUARANTY. At any time after the execution and delivery thereof, the HIG Guaranty or any provision thereof shall cease to be in full force or effect, or any HIG Guarantor or any Person acting by or on behalf of any HIG Guarantor shall deny or disaffirm such HIG Guarantor's obligations under the HIG Guaranty, or any HIG Guarantor shall default in the due performance or observance of any material term, covenant or agreement on its part to be performed or observed pursuant to the HIG Guaranty and such default shall continue beyond any grace period specifically applicable thereto; or"

                  C. EVENTS OF DEFAULT. Section 10 of the Credit Agreement is hereby amended by deleting clause (v) of the last paragraph thereof in its entirety and substituting the following therefor:

                  "(v) exercise any rights or remedies under the Subsidiaries Guaranty or the HIG Guaranty;"

                  1.6 ADDITION OF EXHIBITS

                  A. EXHIBIT R: FORM OF HIG GUARANTY. The Credit Agreement is hereby amended by adding thereto a new Exhibit R in the form of Annex A to this Amendment.

                  B. EXHIBIT S: FORM OF HIG SUBORDINATED NOTE. The Credit Agreement is hereby amended by adding thereto a new Exhibit S in the form of Annex B to this Amendment.

                  SECTION 2. LIMITED WAIVERS

                  A. LIMITED WAIVER OF DECEMBER COVENANT FAILURE.

                  Subject to the terms and conditions set forth herein and in reliance on the representations and warranties of the Borrower herein contained, the Banks hereby waive the requirement set forth in (i) Section 9.08 of the Credit Agreement that the Fixed Charge Ratio for the period ended on December 31, 1999 be at least 1.15:1.00, (ii) Section 9.09 of the Credit Agreement that the ratio of the Borrower's Consolidated EBITDA to the Borrower's Consolidated Interest Expense for the period ended on December 31, 1999 be at least 4.75:1.00, (iii) Section 9.10 of the Credit Agreement that the ratio of the Borrower's Consolidated Indebtedness to the Borrower's Consolidated EBITDA for the period ended on December 31, 1999 be at most 2.00:1.00, and (iv) Section
9.11 of the Credit Agreement that the Borrower's Consolidated EBITDA for the period ended on December 31, 1999 be at least

$5,150,000; provided, however, that Borrower shall not pay any annual management fees to HIG for the quarters ending on March 31, 2000 and June 30, 2000.


                  B. LIMITED WAIVER OF MARCH COVENANT FAILURE.

                  Subject to the terms and conditions set forth herein and in reliance on the representations and warranties of the Borrower herein contained, the Banks hereby waive the requirement set forth in (i) Section 9.09 of the Credit Agreement that the ratio of the Borrower's Consolidated EBITDA to the Borrower's Consolidated Interest Expense for the period ended on March 31, 2000 be at least 4.75:1.00, (ii) Section 9.10 that the ratio of the Borrower's Consolidated Indebtedness to the Borrower's Consolidated EBITDA for the period ended on March 31, 2000 be at most 2.00:1.00 and (iii) Section 9.11 of the Credit Agreement that the Borrower's Consolidated EBITDA for the period ended on March 31, 2000 be at least $8,250,000; provided, however, that Borrower shall not pay any annual management fees to HIG for the quarters ending on March 31, 2000 and June 30, 2000.


                  C. LIMITED WAIVER OF JUNE COVENANT FAILURE.

                  Subject to the terms and conditions set forth herein and in reliance on the representations and warranties of the Borrower herein contained, the Banks hereby waive the requirement set forth in (i) Section 9.09 of the Credit Agreement that the ratio of the Borrower's Consolidated EBITDA to the Borrower's Consolidated Interest Expense for the period ended on June 30, 2000 be at least 4.75:1.00, (ii) Section 9.10 that the ratio of the Borrower's Consolidated Indebtedness to the Borrower's Consolidated EBITDA for the period ended on June 30, 2000 be at most 2.00:1.00 and (iii) Section 9.11 of the Credit Agreement that the Borrower's Consolidated EBITDA for the period ended on June 30, 2000 be at least $8,250,000; provided, however, that Borrower shall not pay any annual management fees to HIG for the quarters ending on March 31, 2000 and June 30, 2000.


                  D. LIMITED WAIVER OF FISCAL YEAR 2000 DELIVERY FAILURE.


                  Subject to the terms and conditions set forth herein and in reliance on the representations and warranties of the Borrower herein contained, the Banks hereby waive any Default or Event of Default caused by the failure of the Borrower to deliver to Agent the certified consolidated and consolidating balance sheets and financial statements of the Borrower and its Subsidiaries and any other documentation required to be delivered by Borrower for the fiscal year ending March 31, 2000 pursuant to Section 8.1(c) of the Credit Agreement; provided, however, that the Borrower shall deliver all such financial statements, balance sheets and other documentation to the Agent no later than 10 Business Days after the First Amendment Effective Date; provided, further, that such financials statements, balance sheets and other documentation delivered to the Agent shall contain no material changes from the drafts of such financial statements, balance sheets and other documentation previously delivered by Borrower to Agent and Banks on September 8, 2000.


                  E. LIMITED WAIVER OF CASH EQUIVALENT INVESTMENT FAILURE.

                  Subject to the terms and conditions set forth herein and in reliance on the representations and warranties of the Borrower herein contained, the Banks hereby waive any Default or Event of Default caused by the failure of the Borrower to, at any time during the period from the Effective Date through the First Amendment Effective Date, comply with the requirement set forth in
Section 9.05(ii) that at any time Revolving Loans or Swingline Loans are outstanding, the aggregate amount of cash and Cash Equivalents that is held by the Borrower and it Subsidiaries shall not exceed $1,000,000 for any period of five consecutive days.


                  SECTION 3. LIMITATION OF WAIVER

                  Without limiting the generality of the provisions of Section
13.12 of the Credit Agreement, the waivers set forth above shall be limited precisely as written and relate solely to the noncompliance by the Borrower with the provisions of Section 8.01(c), Section 9.05(ii), Section 9.08, Section 9.09,
Section 9.10 and Section 9.11 of the Credit Agreement in the manner and to the extent described above, and nothing in this Waiver shall be deemed to:


         (a) constitute a waiver of compliance by the Borrower with respect to
         (i) Section 8.1(c), Section 9.05(ii), Section 9.08, Section 9.09,
         Section 9.10 and Section 9.11 of the Credit Agreement in any other instance or (ii) any other term, provision or condition of the Credit Agreement or any other instrument or agreement referred to therein; or

         (b) prejudice any right or remedy that Agent or any Bank may now have or may have in the future under or in connection with the Credit Agreement or any other instrument or agreement referred to therein.

                  SECTION 4. CONDITION SUBSEQUENT TO EFFECTIVENESS OF AMENDMENT.

                  Within 10 Business Days after the First Amendment Effective Date, Borrower shall deliver to Agent (i) an opinion of White & Case, LLP, special counsel to the HIG Guarantors, in form and substance satisfactory to Agent, as to (a) the due organization and good standing of each of H.I.G. Advisors, L.L.C. ("HIG ADVISORS"), the general partner of HIG Capital and H.I.G. GP-II, Inc. ("HIG GP"), the general partner of HIG Partners II, L.P. ("HIG PARTNERS"), the general partner of HIG Investment and (b) the due authorization, execution and delivery by HIG Advisors, in its capacity as the general partner of HIG Capital and HIG GP, in its capacity as the general partner of HIG Partners, the general partner of HIG Investment, of the HIG Guaranty and (ii) an opinion of Maples and Calder, Cayman Islands legal advisers to the HIG Guarantors, in form and substance satisfactory to Agent, as to the matters set forth in its opinion delivered to the Agent on the First Amendment Effective Date, except that agreements of limited partnership of HIG Partners and HIG Investment referenced in the opinion shall be the executed agreements as in effect on the date of such opinion rather than unexecuted drafts of such limited partnership agreements. Borrower and Banks hereby acknowledge and agree that any failure to comply with any of the requirements of this Section 4 shall constitute an immediate Event of Default under the Credit Agreement.

                  SECTION 5. BORROWER'S REPRESENTATIONS AND WARRANTIES

                  In order to induce the Banks to enter into this Amendment and to amend the Credit Agreement and to permit the limited waiver of certain covenants thereunder in the manner provided herein, the Borrower represents and warrants to each Bank that the following statements are true, correct and complete:


                  A. CORPORATE POWER AND AUTHORITY. The Borrower has all requisite corporate power and authority to enter into this Amendment and the HIG Subordinated Note and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement as amended by this Amendment (the "AMENDED AGREEMENT") and the HIG Subordinated Note.

                  B. AUTHORIZATION OF AGREEMENTS. The execution and delivery of this Amendment and the HIG Subordinated Note and the performance of the Amended Agreement and the HIG Subordinated Note have been duly authorized by all necessary corporate action on the part of the Borrower.

                  C. NO CONFLICT. The execution and delivery by the Borrower of this Amendment and the HIG Subordinated Note and the performance by the Borrower of the Amended Agreement and the HIG Subordinated Note do not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to the Borrower or any of its Subsidiaries, the Certificate or Articles of Incorporation or Bylaws of the Borrower or any of its Subsidiaries or any order, judgment or decree of any court or other agency of government binding on the Borrower or any of its Subsidiaries, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any indenture, mortgage, deed of trust, credit agreement or loan agreement, or any other material agreement, contract or instrument to which Borrower or any of its Subsidiaries is a party or by which it or any of it property or assets is bound or to which it may be subject (each such indenture, mortgage, deed of trust, credit agreement, loan agreement, material agreement, contract or instrument, a "CONTRACTUAL OBLIGATION"), (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of the Borrower or any of its Subsidiaries (other than Liens created under any of the Credit Documents in favor of Agent on behalf of the Banks), or (iv) require any approval of stockholders or any approval or consent of any Person under any Contractual Obligation of the Borrower or any of its Subsidiaries.

                  D. GOVERNMENTAL CONSENTS. The execution and delivery by the Borrower of this Amendment and the HIG Subordinated Note and the performance by the Borrower of the Amended Agreement and the HIG Subordinated Note do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body.

                  E. BINDING OBLIGATION. This Amendment and the Amended Agreement and the HIG Subordinated Note have been duly executed and delivered by the Borrower and are the legally valid and binding obligations of the Borrower, enforceable against the

Borrower in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

                  F. INCORPORATION OF REPRESENTATIONS AND WARRANTIES FROM CREDIT AGREEMENT. The representations and warranties contained in Section 7 of the Credit Agreement are and will be true, correct and complete in all material respects on and as of the First Amendment Effective Date (as hereinafter defined) to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

                  G. ABSENCE OF DEFAULT. As of the date hereof after giving effect hereto, there exists no Default or Event of Default under the Credit Agreement.

                  SECTION 6. ACKNOWLEDGEMENT AND CONSENT

                  Each of Bioslim, Inc., Xebec Productions, Inc., Fox Marketing Associates, Inc., Time Prophets, Inc., Thane Direct FSC, Inc., Thane Direct, Inc. and Thane Direct Canada Inc. (each a "SUBSIDIARY GUARANTOR") hereby acknowledge that such Subsidiary Guarantor has read this Amendment and consents to the terms hereof and further hereby confirms and agrees that, notwithstanding the effectiveness of this Amendment, the obligations of such Subsidiary Guarantor under each of the Credit Documents to which such Subsidiary Guarantor is a party shall not be impaired and each of the Credit Documents to which such Subsidiary Guarantor is a party are, and shall continue to be, in full force and effect and are hereby confirmed and ratified in all respects.


                  SECTION 7. MISCELLANEOUS

                  A. REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT AND THE OTHER CREDIT DOCUMENTS.

                  (i) On and after the First Amendment Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Credit Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended Agreement.

                  (ii) Except as specifically amended by this Amendment, the Credit Agreement and the other Credit Documents shall remain in full force and effect and are hereby ratified and confirmed.

                  (iii) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of Agent or any Bank under, the Credit Agreement or any of the other Credit Documents.

                  B. FEES AND EXPENSES. The Borrower acknowledges that all costs, fees and expenses as described in subsection 13.01 of the Credit Agreement incurred by Agent and its counsel with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of the Borrower.

                  C. HEADINGS. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

                  D. APPLICABLE LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

                  E. COUNTERPARTS; EFFECTIVENESS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Amendment shall become effective upon (i) the execution of a counterpart hereof by Borrower, each Subsidiary Guarantor and Required Banks and receipt by the Borrower and Agent of written or telephonic notification of such execution and authorization of delivery thereof, (ii) receipt by the Borrower and the Agent of written or telephonic notification of such execution and authorization of delivery thereof,
(iii) receipt by the Agent of opinions of White & Case, LLP, special counsel to the HIG Guarantors and Maples and Calder, Cayman Islands legal advisers to the HIG Guarantors, each in form and substance satisfactory to Agent, as to (a) the due organization and good standing of each HIG Guarantor, (b) the due authorization, execution and delivery by each HIG Guarantor of the HIG Guaranty and (c) the enforceability of the HIG Guaranty against each HIG Guarantor, (iv) receipt by Agent from the HIG Guarantors of the duly authorized, executed and delivered HIG Guaranty, substantially in the form of Exhibit R to the Credit Agreement and in form and substance satisfactory to Agent, (v) the Agent shall have received evidence satisfactory to it that all outstanding statements of O'Melveny & Myers LLP have been paid in full, (vi) receipt by Agent of the audited financial statements of each HIG Guarantor for its most recently ended fiscal year and (vii) receipt by the Agent from the Borrower for distribution to the Banks that have executed this Amendment of an amendment fee in an aggregate amount equal to $40,800, which is equal to .2% of the aggregate Commitments of all of the Banks as of August 31, 2000 (the date of satisfaction of such conditions being referred to herein as the "FIRST AMENDMENT EFFECTIVE DATE").

               [Remainder of this page intentionally left blank.]

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.


Address:

78-140 Calle Tampico                            THANE INTERNATIONAL, INC.
La Quinta, California  92253
Attention:  William Hay
Telephone No.:  (760) 777-0217                  By:/s/William F. Hay
                                                   -----------------------------
Facsimile No.:   (760) 777-0214                      Name: William F. Hay
                                                     Title: President


with a copy to:

HIG Infomercial Company
c/o HIG Capital Management, Inc.
1001 Brickell Bay Drive
27th Floor
Miami, Florida 33131
Attention: Sami Mnaymneh
Telephone: (903) 935-3680
Facsimile: (903) 934-9915

Address:

c/o HIG Capital Management, Inc.                HIG INFOMERCIAL COMPANY
1001 Brickell Bay Drive
27th Floor
Miami, Florida 33131                            By:/s/ Sami Mnaymneh
Attention: Sami Mnaymneh                           -----------------------------
Telephone: (903) 935-3680                            Name:
Facsimile: (903) 934-9915                            Title:

Address:

8-140 Calle Tampico                             BIOSLIM, INC.
La Quinta, California  92253
Attention:  William Hay
Telephone No.:  (760) 777-0217                  By:/s/William Hay
                                                   -----------------------------
Facsimile No.:  (760) 777-0214                       Name: William Hay
                                                     Title: Director


with a copy to:

HIG Infomercial Company
c/o HIG Capital Management, Inc.
1001 Brickell Bay Drive
27th Floor
Miami, Florida 33131
Attention: Sami Mnaymneh
Telephone: (903) 935-3680
Facsimile: (903) 934-9915

Address:

78-140 Calle Tampico                            XEBEC PRODUCTIONS, INC.
La Quinta, California  92253
Attention:  William Hay
Telephone No.:  (760) 777-0217                  By:/s/ Denise DuBarry Hay
                                                   -----------------------------
Facsimile No.:   (760) 777-0214                      Name: Denise DuBarry Hay
                                                     Title: President


with a copy to:

HIG Infomercial Company
c/o HIG Capital Management, Inc.
1001 Brickell Bay Drive
27th Floor
Miami, Florida 33131
Attention: Sami Mnaymneh
Telephone: (305) 379-2322
Facsimile: (305) 379-2013

Address:

1541 Ocean Avenue                               FOX MARKETING ASSOCIATES, INC.
Santa Monica, California  90401
Attention:
Telephone No.:                                  By:/s/William Hay
                                                   -----------------------------
Facsimile No.:                                       Name: William Hay
                                                     Title: Director


with a copy to:

HIG Infomercial Company
c/o HIG Capital Management, Inc.
1001 Brickell Bay Drive
27th Floor
Miami, Florida 33131
Attention: Sami Mnaymneh
Telephone: (305) 379-2322
Facsimile: (305) 379-2013

Address:

245 East Olive Avenue, 2nd Floor                TIME PROPHETS, INC.
Burbank, California  91502
Attention:
Telephone No.:                                  By:/s/William Hay
                                                   -----------------------------
Facsimile No.:                                       Name: William Hay
                                                     Title: Director


with a copy to:

HIG Infomercial Company
c/o HIG Capital Management, Inc.
1001 Brickell Bay Drive
27th Floor
Miami, Florida 33131
Attention: Sami Mnaymneh
Telephone: (305) 379-2322
Facsimile: (305) 379-2013

Address:

78-140 Calle Tampico                            THANE DIRECT FSC, INC.
La Quinta, California  92253
Attention:  William Hay
Telephone No.:  (760) 777-0217                  By:/s/William Hay
                                                   -----------------------------
Facsimile No.:   (760) 777-0214                      Name: William Hay
                                                     Title: Director

with a copy to:
HIG Infomercial Company
c/o HIG Capital Management, Inc.
1001 Brickell Bay Drive
27th Floor
Miami, Florida 33131
Attention: Sami Mnaymneh
Telephone: (305) 379-2322
Facsimile: (305) 379-2013

Address:

78-140 Calle Tampico                            THANE DIRECT, INC.
La Quinta, California  92253
Attention:  William Hay
Telephone No.:  (760) 777-0217                  By:/s/William Hay
                                                   -----------------------------
Facsimile No.:   (760) 777-0214                      Name: William Hay
                                                     Title: CEO


with a copy to:
HIG Infomercial Company
c/o HIG Capital Management, Inc.
1001 Brickell Bay Drive
27th Floor
Miami, Florida 33131
Attention: Sami Mnaymneh
Telephone: (305) 379-2322
Facsimile: (305) 379-2013

Address:

5409 Eglinton Avenue West                       THANE DIRECT CANADA INC.
Toronto, Ontario
Canada M9C5K6
Attention:                                      By:/s/William Hay
                                                   -----------------------------
Telephone No.:                                       Name: William Hay
Facsimile No.:                                       Title: CEO


with a copy to:

HIG Infomercial Company
c/o HIG Capital Management, Inc.
1001 Brickell Bay Drive
27th Floor
Miami, Florida 33131
Attention: Sami Mnaymneh
Telephone: (305) 379-2322
Facsimile: (305) 379-2013

Address:                                        BNP PARIBAS,
                                                  Individually and as Agent
787 Seventh Avenue
New York, New York  10019
Attention:  Timothy Busler                      By:/s/Douglas R. Gouchoe
            Maureen Keating                        -----------------------------
Telephone:  (212) 841-2000                           Name: Douglas R. Gouchoe
Facsimile:  (212) 841-2363                           Title: Managing Director

                                                By:/s/Darryl M. Monasebian
                                                   -----------------------------
                                                   Name: Darryl M.Monasebian
                                                   Title: Director
                                                          Merchant Banking Group

Address:                                        MERRILL LYNCH BUSINESS FINANCIAL
                                                SERVICES INC., as a Bank
Merrill Lynch Business Financial
  Services Inc.                                 By:/s/ Jeremy M. Dhein
                                                   -----------------------------
222 North La Salle St.                               Name: Jeremy M. Dhein
17th Floor                                           Title: Vice President
Chicago, Illinois  60601
Attention:        Jeremy Dhein
Telephone:        312-269-1384
Facsimile:        312-269-1378

Address:                                        BANK OF AMERICA N.A.,
                                                as a Bank
Commercial Special Assets - West
315 Montgomery, 5th floor
San Francisco, California 94104                 By:/s/ Inge Ronk
                                                   -----------------------------
Attention:        Inge Ronk                          Name: Inge Ronk
Telephone:        415-622-5588                       Title: Senior Vice President
Facsimile:        415-693-9534

                            THANE INTERNATIONAL, INC.

                      SECOND AMENDMENT TO CREDIT AGREEMENT


                  This SECOND AMENDMENT TO CREDIT AGREEMENT (this "AMENDMENT") is dated as of January 12, 2001 and entered into by and among THANE INTERNATIONAL, INC., a Delaware corporation (the "BORROWER"), the financial institutions listed on the signature pages hereof (each a "BANK" and collectively, the "BANKS"), BNP PARIBAS (successor to Paribas), as agent for the Banks (in such capacity, the "AGENT"), and, for purposes of Section 4 hereof, the Subsidiary Guarantors (as defined in Section 4 hereof) listed on the signature pages hereof, and is made with reference to that certain Credit Agreement dated as of June 10, 1999 (as amended by that certain First Amendment and Limited Waiver to Credit Agreement dated as of September 29, 2000, the "CREDIT AGREEMENT"), by and among the Borrower, the financial institutions party thereto from time to time and the Agent. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.


                  WHEREAS, the Borrower, the Banks and the Agent desire to amend the Credit Agreement to (i) increase the Revolving Loan Commitment of each of BNP Paribas ("BNP") and Bank of America N.A. ("BOFA") by $1,666,666.00 and (ii) make certain other amendments as set forth below;


                  WHEREAS, the Borrower, the Banks and the Agent desire to amend and restate the HIG Guaranty.


                  NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

                  SECTION 1. AMENDMENTS TO THE CREDIT AGREEMENT

                  1.1 AMENDMENTS TO SECTION 11: DEFINITIONS AND ACCOUNTING TERMS

                  A. Subsection 11.01 of the Credit Agreement is hereby amended by deleting the definition of "HIG Subordinated Note" therefrom in its entirety.

                  B. Subsection 11.01 of the Credit Agreement is hereby further amended by adding thereto the following definitions, which shall be inserted in proper alphabetical order:

                  "BNP" shall mean BNP Paribas (successor to Paribas), in its capacity as a Bank, and its successors and assigns.

                  "BOFA" shall mean Bank of America N.A., in its capacity as a Bank, and its successors and assigns.

                  "BRIDGE LETTER OF CREDIT" shall have the meaning provided in subsection 2.01(d).

                  "BRIDGE LETTER OF CREDIT FEES" shall have the meaning provided in subsection 3.01(c ).

                  "BRIDGE LETTER OF CREDIT OUTSTANDINGS" shall mean, at any time, the sum of (i) the aggregate Stated Amount of all outstanding Bridge Letters of Credit and (ii) the amount of all Unpaid Drawings under the Bridge Letters of Credit.

                  "BRIDGE PERCENTAGE" shall mean the percentage at any time of any Bank with a Bridge Revolving Loan Commitment equal to a fraction (expressed as a percentage) the numerator of which is the Bridge Revolving Loan Commitment of such Bank at such time and the denominator of which is the Total Bridge Revolving Loan Commitment at such time; provided that if the Bridge Percentage of any Bank is to be determined after the Total Revolving Loan Commitment has been terminated, then the Bridge Percentages of the Banks shall be determined immediately prior (and without giving effect) to such termination.

                  "BRIDGE STANDBY LETTER OF CREDIT" shall have the meaning provided in subsection 2.01(d).

                  "BRIDGE SWINGLINE LOAN" means any Swingline Loan that is made during the Bridge Revolving Loan Period if at the time such Swingline Loan is made the Revolving Loan Commitments (other than the Bridge Revolving Loan Commitments) are fully utilized.

                  "BRIDGE TRADE LETTER OF CREDIT" shall have the meaning provided in subsection 2.01(d).

                  "BRIDGE REVOLVING LOAN" shall have the meaning provided in subsection 1.01(b)(ii).

                  "BRIDGE REVOLVING LOAN COMMITMENT" shall have the meaning provided in subsection 1.01(b)(ii).

                  "BRIDGE REVOLVING LOAN PERIOD" shall mean the period from the Second Amendment Effective Date until the Bridge Revolving Loan Termination Date

                  "BRIDGE REVOLVING LOAN TERMINATION DATE" shall mean the date that is the first anniversary of the Second Amendment Effective Date.

                  "HIG SUBORDINATED NOTES" shall mean, collectively, (i) that certain Amended and Restated Subordinated Note, dated as of January 12, 2001 issued by Borrower for the benefit of HIG Capital Partners II, L.P. and (ii) that certain Amended and Restated Subordinated Note, dated as of January 12, 2001 issued by Borrower for the benefit of HIG Investment Group II, L.P., each substantially in the form of Exhibit S.

                  "SCHEDULED BRIDGE REVOLVING LOAN REPAYMENT" shall have the meaning provided in subsection 4.02(A)(i).

                  "SECOND AMENDMENT" shall mean that certain Second Amendment to this Agreement, dated as of January 12, 2001, by and among the Borrower, the Banks party thereto, the Subsidiary Guarantors and the Agent.

                  "SECOND AMENDMENT EFFECTIVE DATE" means the date of the effectiveness of the Second Amendment in accordance with Section 5E of the Second Amendment.

                  "TOTAL NON-BRIDGE REVOLVING LOAN COMMITMENT" shall mean, at any time, the sum of (x) the Revolving Loan Commitments of each Bank minus (y) the Bridge Revolving Loan Commitments of each Bank.

                  "TOTAL BRIDGE REVOLVING LOAN COMMITMENT" shall mean, at any time, the sum of the Bridge Revolving Loan Commitments of each of BNP and BofA.

                  "TOTAL BRIDGE PERCENTAGE" shall mean, the percentage at any time equal to a fraction (expressed as a percentage) the numerator of which is the Total Bridge Revolving Loan Commitment at such time and the denominator of which is the Total Revolving Loan Commitment at such time; provided that if the Total Bridge Percentage of any Bank is to be determined after the Total Revolving Loan Commitment has been terminated, then the Total Bridge Percentage shall be determined immediately prior (and without giving effect) to such termination.

                  C. Subsection 11.01 of the Credit Agreement is hereby further amended by deleting each of the definitions of "Guaranty Expiration Date", "Maximum Revolver Availability", "Percentage", "Required Banks", "Revolving Loan Commitment" and "Unutilized Revolving Loan Commitments" therefrom in their entirety and substituting the following therefor:

                  "GUARANTY EXPIRATION DATE" shall mean the later of (x) the date that the Scheduled Term Loan Repayment for March 31, 2001 is paid in full in accordance with the terms of the Credit Agreement, (y) the date that the Scheduled Bridge Revolving Loan Repayment is paid in full and the Revolving Loan Commitments are permanently reduced, in each case in accordance with subsection 4.02(A)(i), or (z) the date immediately following the first thirty consecutive day period after the Second Amendment Effective Date in which the aggregate outstanding amount of Revolving Loans is at all times during such period less than $3,500,000; provided, however, that if a Default or Event of Default has occurred and is continuing on such date, the Guaranty Expiration Date shall not occur until such Default or Event of Default has been cured or waived.

                  "MAXIMUM REVOLVER AVAILABILITY" shall mean $5,000,000; provided, however, that from the Second Amendment Effective Date until the Bridge Revolving Loan Termination Date, the Maximum Revolver Availability shall be increased to $8,333,332.

                  "PERCENTAGE" of any Bank at any time shall mean a fraction (expressed as a percentage) the numerator of which is the sum of (x) the Revolving Loan Commitment of such Bank minus (y) the Bridge Revolving Loan Commitments of such Bank at such time and the denominator of which is the Total Non-Bridge Revolving Loan Commitment at such time; provided further that if the Percentage of any Bank is to be determined after the Total Revolving Loan Commitment has been terminated, then the Percentages of the Banks shall be determined immediately prior (and without giving effect) to such termination.

                  "REQUIRED BANKS" shall mean Banks the sum of whose outstanding Term Loans and Revolving Loan Commitments (or, after the termination thereof, outstanding Revolving Loans plus Percentages of outstanding Swingline Loans and Letter of Credit Outstandings (not including any Bridge Swingline Loans or Bridge Letter of Credit Outstandings) plus Bridge Percentages of outstanding Bridge Swingline Loans and Bridge Letters of Credit Outstandings) represent an amount greater than 50% of the sum of all outstanding Term Loans and the Total Revolving Loan Commitment (or, after the termination thereof, outstanding Revolving Loans plus Percentages of outstanding Swingline Loans and Letter of Credit Outstandings (not including any Bridge Swingline Loans and Bridge Letter of Credit Outstandings) plus Bridge Percentages of outstanding Bridge Swingline Loans and Bridge Letters of Credit Outstandings).

                  "REVOLVING LOAN COMMITMENT" shall mean, for each Bank, the amount set forth opposite such Bank's name on Schedule I hereto directly below the column entitled "Revolving Loan Commitment," as the same may be (x) reduced or terminated from time to time pursuant to subsection 3.02, 3.03, 4.02 and/or 10, (y) increased pursuant to subsection 1.01(b)(ii) or (z) adjusted from time to time as a result of assignments to or from such Bank pursuant to subsection 1.12 or 13.04.

                  "UNUTILIZED REVOLVING LOAN COMMITMENT" for any Bank, at any time, shall mean the Revolving Loan Commitment of such Bank at such time less the sum of (i) the aggregate principal amount of Revolving Loans (including any Bridge Revolving Loans) made by such Bank and then outstanding plus (ii) such Bank's Percentage of the Letter of Credit Outstandings (other than Bridge Letter of Credit Outstandings) plus
         (iii) such Bank's Bridge Percentage of the Bridge Letter of Credit Outstandings.

                  1.2 AMENDMENTS TO SECTION 1: AMOUNTS AND TERMS OF CREDIT

                  A. Section 1.01 of the Credit Agreement is hereby amended by deleting subsection 1.01(b) in its entirety and substituting the following therefore:

                  "(b) (i) Subject to and upon the terms and conditions set forth herein, each Bank with a Revolving Loan Commitment severally agrees, at any time and from time to time on and after the Initial Borrowing Date and prior to the Revolving Loan Maturity Date, to make a loan or loans (each a "REVOLVING

         LOAN" and, collectively, the "REVOLVING LOANS") to the Borrower, which Revolving Loans (1) shall, at the option of the Borrower, be Base Rate Loans or Eurodollar Loans; provided that (x) except as otherwise specifically provided in Section 1.10(b), all Revolving Loans comprising the same Borrowing shall at all times be of the same Type, and (y) prior to the Syndication Termination Date, no Borrowings of Revolving Loans may be made or maintained as Eurodollar Loans, (2) may be repaid and reborrowed in accordance with the provisions hereof, (3) (other than any Bridge Revolving Loans) shall not exceed for any Bank at any time outstanding that aggregate principal amount which, when added to the product of (x) such Bank's Percentage and (y) the sum of the aggregate outstanding principal amount of Swingline Loans (other than Bridge Swingline Loans) and the aggregate amount of all Letter of Credit Outstandings (other than Bridge Letter of Credit Outstandings and exclusive of Unpaid Drawings which are repaid with the proceeds of, and simultaneously with the incurrence of, the respective incurrence of Revolving Loans), equals the sum of (i) the Revolving Loan Commitment of such Bank at such time minus (ii) the Bridge Revolving Loan Commitment of such Bank at such time, and (4) shall not exceed for all Banks at any time that aggregate principal amount which, when added to the sum of the aggregate amount of all Letter of Credit Outstandings and the aggregate outstanding principal amount of Swingline Loans at such time, equals the Borrowing Base at such time. On the Initial Borrowing Date, the Borrower may not borrow more than $500,000 in the aggregate under the Revolving Loan Facility.

                  (ii) Subject to subsection 4.02(A)(i) hereof, on the Second Amendment Effective Date the Revolving Loan Commitment of each of BNP and BofA shall be increased by $1,666,666 (each such increase in the Revolving Loan Commitment, a "BRIDGE REVOLVING LOAN COMMITMENT", and any Revolving Loans made pursuant to a Bridge Revolving Loan Commitment, a "BRIDGE REVOLVING LOAN"); provided, that, in addition to the conditions set forth in clause (i) above for Revolving Loans, (1) Bridge Revolving Loans shall only be available to the extent that the Revolving Loan Commitments (other than the Bridge Revolving Loan Commitments) are fully utilized and (2) no Bridge Revolving Loans shall exceed for either BNP or BofA at any time outstanding that aggregate principal amount which, when added to the product of (x) such Bank's Bridge Percentage and (y) the sum of the aggregate outstanding principal amount of Bridge Swingline Loans and the aggregate amount of all Bridge Letter of Credit Outstandings (exclusive of Unpaid Drawings on such Bridge Letter of Credit Outstanding which are repaid with the proceeds of, and simultaneously with the incurrence of, the respective incurrence of Bridge Revolving Loans), equals the Bridge Revolving Loan Commitment of such Bank at such time. Each of the parties hereto hereby acknowledges and agrees that each Bridge Revolving Loan Commitment is a Revolving Loan Commitment for all purposes under the Credit Agreement and the other Credit Documents and that each Bridge

         Revolving Loan shall constitute a Revolving Loan for all purposes under the Credit Agreement and the other Credit Documents."

                  B. Section 1.01 of the Credit Agreement is hereby further amended by adding the following sentence at the end of subsection 1.01(c):

                  "Notwithstanding the foregoing, no Swingline Loans shall be made from the date that is two Business Days prior to the Bridge Revolving Loan Termination Date until the Bridge Revolving Loan Termination Date to the extent the Revolving Loan Commitments (other than any Bridge Revolving Loan Commitments) are fully utilized."

                  C. Section 1.01 of the Credit Agreement is hereby further amended by deleting subsection 1.01(d) in its entirety and substituting the following therefore:

                  "(d) On any Business Day, the Swingline Bank may, in its sole discretion, give notice to the Banks that (i) its outstanding Swingline Loans (other than any Bridge Swingline Loans) shall be funded with a Borrowing of Revolving Loans from all Banks pro rata on the basis of their Revolving Loan Commitments and/or (ii) during the Bridge Revolving Loan Period, that its Swingline Bridge Loans shall be funded with a Borrowing of Bridge Revolving Loans from BNP and BofA pro rata on the basis of their respective Bridge Revolving Loan Commitments; provided that such notice shall be deemed to have been automatically given (i) upon the occurrence of a Default or an Event of Default under
         Section 10.05, (ii) upon the exercise of any of the remedies provided in the last paragraph of Section 10 and (iii) in the case of any Swingline Bridge Loan outstanding on the date that is two Business Days prior to the Bridge Revolving Loan Termination Date on such date, in which case a Borrowing of Revolving Loans and/or Bridge Revolving Loans, as applicable, constituting Base Rate Loans (each such Borrowing, a "MANDATORY BORROWING") shall be made on the immediately succeeding Business Day from all Banks with a Revolving Loan Commitment pro rata on the basis of their respective Percentage and/or BNP and BofA pro rata on the basis of their respective Bridge Percentage (in either case without giving effect to any terminations and/or reductions thereto pursuant to the last paragraph of Section 10) and the proceeds thereof shall be applied directly to the Swingline Bank to repay the Swingline Bank for such outstanding Swingline Loans and/or Swingline Bridge Loans. Each such Bank hereby irrevocably agrees to make Revolving Loans or Bridge Revolving Loans, as applicable, upon one Business Day's notice pursuant to each Mandatory Borrowing in the amount and in the manner specified in the preceding sentence and on the date specified in writing by the Swingline Bank notwithstanding (i) that the amount of the Mandatory Borrowing may not comply with the minimum amount for Borrowings otherwise required hereunder, (ii) whether any conditions specified in Section 6 are then satisfied, (iii) whether a Default or an Event of Default then exists, (iv) the date of such Mandatory Borrowing, (v) any reduction in the Total Revolving Loan Commitment after any such Swingline Loans were made and (vi) any reduction in the Total Bridge Revolving Loan Commitment. In the event that any Mandatory Borrowing cannot for any reason be made on the date otherwise required above (including, without limitation, as a result of the commencement of a proceeding under the Bankruptcy Code with respect to the Borrower), then each such Bank hereby agrees that it shall forthwith purchase (as of the date the Mandatory Borrowing would otherwise have occurred, but adjusted for any payments received from the Borrower in respect of outstanding Swingline Loans or Swingline Bridge Loans on or after such date and prior to such purchase) from the Swingline Bank (without recourse or warranty) such participations in the outstanding Swingline Loans and/or Swingline Bridge Loans, as applicable, as shall be necessary to cause such Banks to share in such Swingline Loans and/or Swingline Bridge Loans ratably based upon their respective Percentages or Bridge Percentage (in either case determined before giving effect to any termination of the Revolving Loan Commitments pursuant to the last paragraph of Section
         10); provided that (x) all interest payable on the Swingline Loans and/or Swingline Bridge Loans shall be for the account of the Swingline Bank until the date as of which the respective participations are required to be purchased and, to the extent attributable to any purchased participation, shall be payable to the applicable participant from and after such date, and (y) at the time any purchase of participations pursuant to this sentence is actually made, each purchasing Bank shall be required to pay the Swingline Bank interest on the principal amount of the participation purchased by such Bank, for each day from and including the day upon which the Mandatory Borrowing would otherwise have occurred to but excluding the date of payment for such participation, at the rate otherwise applicable to Revolving Loans maintained as Base Rate Loans hereunder for each day thereafter."


                  D. Section 1.07 of the Credit Agreement is amended by adding the following sentence immediately after the first sentence of such subsection:

                  "Notwithstanding the foregoing, from the Second Amendment Effective Date until the Bridge Revolving Loan Termination Date to the extent the Revolving Loan Commitments (other than the Bridge Revolving Loan Commitments) are fully utilized, all Borrowings of Revolving Loans under this Agreement shall be incurred from BNP and BofA pro rata on the basis of their respective Bridge Revolving Loan Commitments."

                  E. Section 1.12 of the Credit Agreement is hereby amended by deleting such Section in its entirety and substituting the following therefore:

                  "1.12 REPLACEMENT OF BANKS. (x) if any Bank becomes a Defaulting Bank or otherwise defaults in its obligations to make Loans or fund Unpaid Drawings, (y) upon the occurrence of any event giving rise to the operation of Section 1.10(a)(ii) or (iii), 1.10(c), 2.06 or
         4.04 with respect to any Bank (other than the Agent) which results in any Bank charging to the Borrower materially increased costs in excess of those being generally charged by the other Banks, or (z) if any Bank (other than the Agent) refuses to consent to certain proposed changes, waivers, discharges or terminations with respect to this Agreement which have been approved by the Required Banks as provided in Section 13.12(b), then the Borrower shall have the right, if no Default or Event of Default then exists, to replace such Bank (other than the Agent except in the case of clause (x), in which case the Agent may be replaced) (the "REPLACED BANK") with any other Bank or with one or more Eligible Transferee or Transferees, none of whom shall constitute a Defaulting Bank or shall be in default in its obligations to make Loans or fund Unpaid Drawings at the time of such replacement (collectively, the "REPLACEMENT BANKS") reasonably acceptable to the Agent, the Swingline Bank and each Issuing Bank with outstanding Letters of Credit (unless the respective Replacement Bank is not acquiring any Revolving Loan Commitment); provided that:


                           (i) at the time of any replacement pursuant to this
                  Section 1.12, the Replacement Bank shall enter into one or more assignment agreements pursuant to Section 13.04(b) (with all fees payable pursuant to said Section 13.04(b) to be paid by the Replacement Bank) pursuant to which the Replacement Bank shall acquire all of the Commitments and outstanding Loans of, and participations in Letters of Credit by, the Replaced Bank and, in connection therewith, shall pay to (x) the Replaced Bank in respect thereof an amount equal to the sum of (A) an amount equal to the principal of, and all accrued interest on, all outstanding Loans of the Replaced Bank, (B) an amount equal to the sum of such Replaced Bank's
                  (1) Percentage of all Unpaid Drawings (other than Unpaid Drawings under Bridge Letters of Credit) and (2) Bridge Percentage of all Unpaid Drawings under Bridge Letters of Credit, in either case that have been funded by (and not reimbursed to) such Replaced Bank, together with all then unpaid interest with respect thereto at such time, and (C) an amount equal to all accrued, but theretofore unpaid, Fees owing to the Replaced Bank pursuant to Section 3.01 hereof,
                  (y) the Issuing Bank or Banks an amount equal to such Replaced Bank's (1) Percentage of any Unpaid Drawing (which at such time remains an Unpaid Drawing and other than Unpaid Drawing under Bridge Letters of Credit) and (2) Bridge Percentage of any Unpaid Drawing under Bridge Letters of Credit (which at such time remains an Unpaid Drawing), in either case to the extent such amount was not theretofore funded by such Replaced Bank, and (z) the Swingline Bank an amount equal to such Bank's Percentage and/or Bridge Percentage of any Mandatory Borrowings to the extent such amount was not therefore funded by such Replaced Bank; and

                           (ii) all obligations of the Borrower owing to the
                  Replaced Bank in respect of the Commitments and Loans of such Replaced Bank that are being replaced (other than those specifically described in clause (i) above in respect of which the assignment purchase price has been, or is concurrently being, paid) shall be paid in full by the Borrower to such Replaced Bank concurrently with such replacement.

                  Upon the execution of the respective assignment documentation, the payment of amounts referred to in clauses (i) and (ii) above, recordation of the assignment on the Register by the Agent pursuant to
         Section 8.15, and delivery to the Replacement Bank of the appropriate Notes executed by the Borrower, the Replacement Bank shall become a Bank hereunder and the Replaced Bank shall cease to constitute a Bank hereunder with respect to the Commitments and Loans so transferred (except with respect to indemnification provisions under this Agreement, which shall survive as to such Replaced Bank), and the Percentages and Bridge Percentages of the Banks shall be automatically adjusted at such time to the extent necessary to give effect to such replacement."


                  1.3 AMENDMENTS TO SECTION 2: LETTERS OF CREDIT

                  A. Section 2.01 of the Credit Agreement is hereby amended by adding the following subsection 2.01(d) immediately after subsection 2.01(c):

                   "(d) Notwithstanding the foregoing, from the Second Amendment Effective Date until the Bridge Revolving Loan Termination Date (i) if the Stated Amount of any Letter of Credit, when added to the Letter of Credit Outstandings (other than Bridge Letter of Credit Outstandings and exclusive of Unpaid Drawings which are repaid on the date of, and prior to the issuance of, the respective Letter of Credit) on the date of issuance of such Letter of Credit, when added to the aggregate principal amount of all Revolving Loans (other than Bridge Revolving Loans) and Swingline Loans (other than Bridge Swingline Loans) then outstanding, would exceed the Total Non-Bridge Revolving Loan Commitment then in effect (after giving effect to any reductions to the Total Revolving Loan Commitment on such date), (x) each such standby Letter of Credit (each a "BRIDGE STANDBY LETTER OF CREDIT") shall by its terms terminate on or before the tenth Business Day immediately preceding the Bridge Revolving Loan Termination Date and (y) each such trade Letter of Credit (each a "BRIDGE TRADE LETTER OF CREDIT"; each Bridge Standby Letter of Credit and each Bridge Trade Letter of Credit, a "BRIDGE LETTER OF CREDIT") shall have an expiry date occurring not later than 180 days after such trade Letter of Credit's date of issuance and shall have an expiry date occurring no later than 30 days prior to the Bridge Revolving Loan Termination Date and (ii) only BNP or BofA shall be the Issuing Bank for any Bridge Letter of Credit."


                  B. Section 2.04 of the Credit Agreement is hereby amended by adding the following subsection 2.04(f) immediately after subsection 2.04(e) sentence at the end of subsection 2.04(a):

                  "(f) Notwithstanding the foregoing, only BofA and BNP shall be deemed Participants in any Bridge Letter of Credit to the extent of their respective Bridge Percentage."

                  1.4 AMENDMENT TO SECTION 3: FEES; REDUCTIONS OF COMMITMENTS

                  A. Section 3.01 of the Credit Agreement is hereby amended by deleting subsection 3.01(c) in its entirety and substituting the following therefore:

                  "(c) The Borrower agrees to pay to the Agent, for distribution to (i) each Bank with a Revolving Loan Commitment, a fee in respect of each Letter of Credit (other than any Bridge Letter of Credit) issued hereunder (the "LETTER OF CREDIT FEE") and (ii) each Bank with a Bridge Revolving Loan Commitment, a fee in respect of each Bridge Letter of Credit issued hereunder (the "BRIDGE LETTER OF CREDIT FEE"), in each case for the period from and including the date of issuance of such Letter of Credit or Bridge Letter of Credit to and including the date of termination of such Letter of Credit or Bridge Letter of Credit, computed at a rate per annum equal to the Applicable Margin for Revolving Loans which are maintained as Eurodollar Loans multiplied by the daily Stated Amount of such Letter of Credit or Bridge Letter of Credit. Letter of Credit Fees and Bridge Letter of Credit Fees shall be distributed by the Agent to the Banks on the basis of the respective Percentages and Bridge Percentages, as applicable, as in effect from time to time. Accrued Letter of Credit Fees shall be due and payable quarterly in arrears on each Quarterly Payment Date and on the first date after the termination of the Total Revolving Loan Commitment on which no Letters of Credit remain outstanding. Accrued Bridge Letter of Credit Fees shall be due and payable quarterly in arrears on each Quarterly Payment Date and on the first date after the termination of the Total Bridge Revolving Loan Commitment on which no Bridge Letters of Credit remain outstanding."

                  B. Section 3.03 of the Credit Agreement is hereby amended by adding the following subsection 3.03(g) immediately after subsection 3.03(f):

                  "(g) Each reduction of the Total Revolving Loan Commitment pursuant to subsections 3.02, 3.03, 4.02 and/or 10 shall result in a reduction of the Total Bridge Revolving Loan Commitment in an amount equal to the product of (x) the Total Bridge Percentage (as of the date of and without giving effect to such reduction) and (y) the aggregate amount of such reduction in the Total Revolving Loan Commitment. Each reduction to the Total Bridge Revolving Loan Commitment pursuant to this Section 3.03(g) shall be applied proportionately to reduce the Bridge Revolving Loan Commitment of each of BNP and BofA."

                  1.5 AMENDMENTS TO SECTION 4: PREPAYMENTS; PAYMENTS; TAXES

                  A. Section 4.02(A) of the Credit Agreement is hereby amended by deleting the "," at the end of clause (x) of subsection 4.02(A)(b) and substituting the following therefore:

                  "(after giving effect to any repayment of the Revolving Loans required by Section 4.02(A)(i) on such date),"

                  B. Section 4.02(A) of the Credit Agreement is hereby further amended by adding the following subsection 4.02(A)(i) immediately after subsection 4.02(A)(h):

                  "(i) In addition to any other mandatory repayments or commitment reductions pursuant to this Section 4.02(A), on the Bridge Revolving Loan Termination Date (or to the extent such date is not a Business Day, the immediately preceding Business Day):

                           (1) the Revolving Loan Commitment of each of BNP and
                  BofA shall be permanently reduced by the amount of the Bridge Revolving Loan Commitment of such Bank on such date; and

                           (2) the Borrower shall repay the principal of the
                  Revolving Loans of each of BofA and BNP (such repayment, the "SCHEDULED BRIDGE REVOLVING LOAN REPAYMENT") in an amount equal to the amount by which the sum of (x) such Bank's outstanding Revolving Loans and (y) the product of (A) such Bank's Percentage and (B) the sum of the aggregate outstanding principal amount of Swingline Loans and the aggregate amount of all Letter of Credit Outstandings exceeds the Revolving Loan Commitment of such Bank (after giving effect to the reduction of such Bank's Revolving Loan Commitment set forth in clause (1) above) .

                  1.6 AMENDMENTS TO SECTION 9: NEGATIVE COVENANTS

                  A. Section 9.04 of the Credit Agreement is hereby amended by deleting from subsection 9.04(x) the phrase "HIG Subordinated Note" and substituting "HIG Subordinated Notes" therefor.

                  B. Section 9.10 of the Credit Agreement is hereby amended by deleting therefrom the phrase "HIG Subordinated Note" and substituting "HIG Subordinated Notes" therefor.

                  C. Section 9.12 of the Credit Agreement is hereby amended by deleting from subsection 9.12(viii) the phrase "HIG Subordinated Note" and substituting "HIG Subordinated Notes" therefor.

                  1.7 AMENDMENTS TO SECTION 10: EVENTS OF DEFAULT

                  Section 10.01 of the Credit Agreement is hereby amended by deleting such subsection in its entirety and substituting therefore the following:


                  "10.01 PAYMENTS. The Borrower shall (i) default in the payment when due of any principal of any Loan or any Note or any Unpaid Drawing (any such payment a "PRINCIPAL PAYMENT") or (ii) default, and such default shall continue unremedied for five days, in the payment when due of any interest on any Loan or Note or Unpaid Drawing, or any Fees or any other amounts owing by it hereunder or thereunder (any such payment a "INTEREST OR FEE PAYMENT"); provided, however, that any default in the payment of (i) any Scheduled Term Loan Repayment or (ii) the Scheduled Bridge Revolving Loan Repayment shall not constitute an Event of Default if the HIG

         Guarantors, pursuant to the HIG Guaranty, make such Scheduled Term Loan Repayment or Scheduled Bridge Revolving Loan Repayment, as the case may be, when such Scheduled Term Loan Repayment or Scheduled Bridge Revolving Loan Repayment is due; or"


                  1.8 AMENDMENTS TO SECTION 13: MISCELLANEOUS

                  A. Section 13.06 of the Credit Agreement is hereby amended by adding the following at the end of subsection 13.06(b):

                  "Notwithstanding the foregoing, this subsection 13.06(b) shall not apply to any amount received by either BNP or BofA with respect to the repayment of the principal amount of the Revolving Loans pursuant to subsection 4.02(A)(i) or the HIG Guaranty.

                  B. Subsection 13.06 of the Credit Agreement is hereby further amended by adding the following subsection 13.06(c) immediately after subsection 13.06(b):


                  "(c) Each of BNP and BofA agrees that if it should receive any amount hereunder pursuant to Section 4.02A(i) or the HIG Guaranty in repayment of the principal amount of any Revolving Loans that is greater than its respective shares of such Revolving Loans, it shall promptly transfer to the other such amount as shall result in a proportional participation by both of BNP and BofA in such amount.


                  1.9 MODIFICATION AND ADDITION OF EXHIBITS

                  A. Exhibit R to the Credit Agreement is hereby amended by deleting said Exhibit R in its entirety and substituting in place therefor a new Exhibit R in the form of Annex A to this Amendment.

                  B. The Credit Agreement is hereby further amended by adding thereto a new Exhibit T in the form of Annex B to this Amendment.

                  SECTION 2. ADDITIONAL REVOLVING NOTES

                  The Borrower agrees to execute and deliver to each of BNP and BofA (or to the Agent for such Bank) an amended and restated Revolving Note, substantially in the form of Exhibit B-2 to the Credit Agreement (each such Revolving Note an "Additional Revolving Note") with appropriate insertions, to evidence the Revolving Loan Commitment of such Bank after giving effect to the increase of such Bank's Revolving Loan Commitment effective as of the Second Amendment Effective Date (as defined in Section 5E of this Amendment).

                  SECTION 3. BORROWER'S REPRESENTATIONS AND WARRANTIES

                  In order to induce the Banks to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, the Borrower represents and warrants to each Bank that the following statements are true, correct and complete:

                  A. CORPORATE POWER AND AUTHORITY. The Borrower has all requisite corporate power and authority to enter into this Amendment, to issue the Additional Revolving Notes and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement as amended by this Amendment (the "AMENDED AGREEMENT") and the Additional Revolving Notes.

                  B. AUTHORIZATION OF AGREEMENTS. The execution and delivery of this Amendment, the performance of the Amended Agreement and the issuance, delivery and payment of the Additional Revolving Notes have been duly authorized by all necessary corporate action on the part of the Borrower.

                  C. NO CONFLICT. The execution and delivery by the Borrower of this Amendment, the performance by the Borrower of the Amended Agreement and the issuance, delivery and payment of the Additional Revolving Notes by the Borrower do not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to the Borrower or any of its Subsidiaries, the Certificate or Articles of Incorporation or Bylaws of the Borrower or any of its Subsidiaries or any order, judgment or decree of any court or other agency of government binding on the Borrower or any of its Subsidiaries, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any indenture, mortgage, deed of trust, credit agreement or loan agreement, or any other material agreement, contract or instrument to which the Borrower or any of its Subsidiaries is a party or by which it or any of its property or assets is bound or to which it may be subject (each such indenture, mortgage, deed of trust, credit agreement, loan agreement, material agreement, contract or instrument, a "CONTRACTUAL OBLIGATION"), (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of the Borrower or any of its Subsidiaries (other than Liens created under any of the Credit Documents in favor of the Agent on behalf of the Banks), or (iv) require any approval of stockholders or any approval or consent of any Person under any Contractual Obligation of the Borrower or any of its Subsidiaries.

                  D. GOVERNMENTAL CONSENTS. The execution and delivery by the Borrower of this Amendment, the performance by the Borrower of the Amended Agreement and the issuance, delivery and payment of the Additional Revolving Notes by the Borrower do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body.

                  E. BINDING OBLIGATION. This Amendment and the Amended Agreement have been duly executed and delivered by the Borrower and are, and the Additional Revolving Notes, when executed and delivered, will be the legally valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

                  F. INCORPORATION OF REPRESENTATIONS AND WARRANTIES FROM CREDIT AGREEMENT. The representations and warranties contained in Section 7 of the Credit Agreement are and will be true, correct and complete in all material respects on and as of the Second Amendment Effective Date (as hereinafter defined) to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

                  G. ABSENCE OF DEFAULT. As of the date hereof after giving effect hereto, there exists no Default or Event of Default under the Credit Agreement.

                  SECTION 4. ACKNOWLEDGEMENT AND CONSENT

                  Each of Bioslim, Inc., Xebec Productions, Inc., Fox Marketing Associates, Inc., Time Prophets, Inc., Thane Direct FSC, Inc., Thane Direct, Inc. and Thane Direct Canada Inc. (each a "SUBSIDIARY GUARANTOR") hereby acknowledges that such Subsidiary Guarantor has read this Amendment and consents to the terms hereof and further hereby confirms and agrees that, notwithstanding the effectiveness of this Amendment, the obligations of such Subsidiary Guarantor under each of the Credit Documents to which such Subsidiary Guarantor is a party shall not be impaired and each of the Credit Documents to which such Subsidiary Guarantor is a party are, and shall continue to be, in full force and effect and are hereby confirmed and ratified in all respects.


                  SECTION 5. MISCELLANEOUS

                  A. REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT AND THE OTHER CREDIT DOCUMENTS.

                           1. On and after the Second Amendment Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Credit Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended Agreement.

                           2. Except as specifically amended by this Amendment, the Credit Agreement and the other Credit Documents shall remain in full force and effect and are hereby ratified and confirmed.

                           3. The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Agent or any Bank under, the Credit Agreement or any of the other Credit Documents.

                  B. FEES AND EXPENSES. The Borrower acknowledges that all costs, fees and expenses as described in subsection 13.01 of the Credit Agreement incurred by the Agent and its counsel with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of the Borrower.

                  C. HEADINGS. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

                  D. APPLICABLE LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

                  E. COUNTERPARTS; EFFECTIVENESS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Amendment shall become effective upon (i) the execution of a counterpart hereof by the Borrower, each Subsidiary Guarantor and Required Banks, (ii) receipt by the Borrower and the Agent of written or telephonic notification of such execution and authorization of delivery thereof, (iii) receipt by the Agent of opinions of White & Case, LLP, special counsel to the HIG Guarantors and Maples and Calder, Cayman Islands legal advisers to the HIG Guarantors, each in form and substance satisfactory to the Agent, as to (a) the due organization and good standing of the Borrower and each HIG Guarantor, (b) the due authorization, execution and delivery by the Borrower of the Second Amendment and the Additional Revolving Notes, (c) the due authorization, execution and delivery by each HIG Guarantor of the Amended Guaranty (as defined below), (d) the enforceability of this Amendment, the Amended Agreement and the Additional Revolving Notes against the Borrower, (e) the enforceability of the Amended Guaranty against each HIG Guarantor, (f) the status of Borrower's Obligations under the Amended Agreement as "Senior Indebtedness" under the Senior Subordinated Loan Documents and (g) such other matters as Agent acting on behalf of Lenders may reasonably request, (iv) receipt by the Agent from the HIG Guarantors of the duly authorized, executed and delivered Amended and Restated HIG Guaranty, substantially in the form attached hereto as Annex A and in form and substance satisfactory to the Agent (the "AMENDED GUARANTY"), (v) receipt by the Agent of evidence satisfactory to it that all outstanding statements of O'Melveny & Myers LLP have been paid in full, (vi) receipt by the Agent of the audited financial statements of each HIG Guarantor for its most recently ended fiscal year and (vii) receipt by the Agent from the Borrower for distribution to each of BNP and BofA a commitment fee in an amount equal to $45,833.32, which is equal to 2.75% of the amount by which the Revolving Loan Commitment of each of BNP and BofA will be increased pursuant to this Amendment (the date of satisfaction of such conditions being referred to herein as the "SECOND AMENDMENT EFFECTIVE DATE").


                  [Remainder of page intentionally left blank]

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.


Address:

78-140 Calle Tampico                            THANE INTERNATIONAL, INC.
La Quinta, California  92253
Attention:  William Hay
Telephone No.:  (760) 777-0217                  By:/s/William Hay
                                                   -----------------------------
Facsimile No.:   (760) 777-0214                      Name: William Hay
                                                     Title: President


with a copy to:

HIG Infomercial Company
c/o HIG Capital Management, Inc.
1001 Brickell Bay Drive
27th Floor
Miami, Florida 33131
Attention: Sami Mnaymneh
Telephone: (903) 935-3680
Facsimile: (903) 934-9915

Address:

8-140 Calle Tampico                             BIOSLIM, INC.
La Quinta, California  92253
Attention:  William Hay
Telephone No.:  (760) 777-0217                  By:/s/ Mark Taylor
                                                   -----------------------------
Facsimile No.:  (760) 777-0214                       Name: Mark Taylor
                                                     Title: President


with a copy to:

HIG Infomercial Company
c/o HIG Capital Management, Inc.
1001 Brickell Bay Drive
27th Floor
Miami, Florida 33131
Attention: Sami Mnaymneh
Telephone: (903) 935-3680
Facsimile: (903) 934-9915

Address:

78-140 Calle Tampico                            XEBEC PRODUCTIONS, INC.
La Quinta, California  92253
Attention:  William Hay
Telephone No.:  (760) 777-0217                  By:/s/Denise DuBarry Hay
                                                   -----------------------------
Facsimile No.:   (760) 777-0214                      Name: Denise DuBarry Hay
                                                     Title: President


with a copy to:

HIG Infomercial Company
c/o HIG Capital Management, Inc.
1001 Brickell Bay Drive
27th Floor
Miami, Florida 33131
Attention: Sami Mnaymneh
Telephone: (305) 379-2322
Facsimile: (305) 379-2013

Address:

1541 Ocean Avenue                               FOX MARKETING ASSOCIATES, INC.
Santa Monica, California  90401
Attention:
Telephone No.:                                  By:/s/William Hay
                                                   -----------------------------
Facsimile No.:                                       Name: William Hay
                                                     Title: Director


with a copy to:

HIG Infomercial Company
c/o HIG Capital Management, Inc.
1001 Brickell Bay Drive
27th Floor
Miami, Florida 33131
Attention: Sami Mnaymneh
Telephone: (305) 379-2322
Facsimile: (305) 379-2013

Address:

245 East Olive Avenue, 2nd Floor                TIME PROPHETS, INC.
Burbank, California  91502
Attention:
Telephone No.:                                  By:/s/William Hay
                                                   -----------------------------
Facsimile No.:                                       Name: William Hay
                                                     Title: Director


with a copy to:

HIG Infomercial Company
c/o HIG Capital Management, Inc.
1001 Brickell Bay Drive
27th Floor
Miami, Florida 33131
Attention: Sami Mnaymneh
Telephone: (305) 379-2322
Facsimile: (305) 379-2013

Address:

78-140 Calle Tampico                            THANE DIRECT FSC, INC.
La Quinta, California  92253
Attention:  William Hay
Telephone No.:  (760) 777-0217                  By:/s/William Hay
                                                   -----------------------------
Facsimile No.:   (760) 777-0214                      Name: William Hay
                                                     Title: Director

with a copy to:
HIG Infomercial Company
c/o HIG Capital Management, Inc.
1001 Brickell Bay Drive
27th Floor
Miami, Florida 33131
Attention: Sami Mnaymneh
Telephone: (305) 379-2322
Facsimile: (305) 379-2013

Address:

78-140 Calle Tampico                            THANE DIRECT, INC.
La Quinta, California  92253
Attention:  William Hay
Telephone No.:  (760) 777-0217                  By:/s/William Hay
                                                   -----------------------------
Facsimile No.:   (760) 777-0214                      Name: William Hay
                                                     Title: Director


with a copy to:
HIG Infomercial Company
c/o HIG Capital Management, Inc.
1001 Brickell Bay Drive
27th Floor
Miami, Florida 33131
Attention: Sami Mnaymneh
Telephone: (305) 379-2322
Facsimile: (305) 379-2013

Address:

5409 Eglinton Avenue West                       THANE DIRECT CANADA INC.
Toronto, Ontario
Canada M9C5K6
Attention:                                      By:/s/William Hay
                                                   -----------------------------
Telephone No.:                                       Name: William Hay
Facsimile No.:                                       Title: CEO


with a copy to:

HIG Infomercial Company
c/o HIG Capital Management, Inc.
1001 Brickell Bay Drive
27th Floor
Miami, Florida 33131
Attention: Sami Mnaymneh
Telephone: (305) 379-2322
Facsimile: (305) 379-2013

Address:                                        BNP PARIBAS,
                                                  Individually and as Agent
787 Seventh Avenue
New York, New York  10019
Attention:  Cecile Scherer                      By:/s/ Douglas R. Gouchoe
                                                   -----------------------------
            Maureen Keating                          Name: Douglas R. Gouchoe
Telephone:  (212) 841-2000                           Title: Managing Director
Facsimile:  (212) 841-2363

                                                By:/s/ P.J. de Filippis
                                                   -----------------------------
                                                     Name: P.J. de Filippis
                                                     Title: Managing Director

Address:                                        MERRILL LYNCH BUSINESS FINANCIAL
                                                SERVICES INC., as a Bank

Merrill Lynch Business Financial
  Services Inc.                                 By:/s/ Mystique Pearson
                                                   -----------------------------
222 North La Salle St.                               Name: Mystique Pearson
17th Floor                                           Title: Vice President
Chicago, Illinois  60601
Attention:        Jeremy Dhein
Telephone:        312-269-1384
Facsimile:        312-269-1378

Address:                                        BANK OF AMERICA N.A.,
                                                as a Bank
Commercial Special Assets - West
315 Montgomery, 5th floor
San Francisco, California 94104                 By:
                                                   -----------------------------
Attention:        Inge Ronk                          Name:
Telephone:        415-622-5588                       Title:
Facsimile:        415-693-9534

                            THANE INTERNATIONAL, INC.

                       THIRD AMENDMENT TO CREDIT AGREEMENT

                  This THIRD AMENDMENT TO CREDIT AGREEMENT (this "AMENDMENT") is dated as of April 25, 2001 and entered into by and among THANE INTERNATIONAL, INC., a Delaware corporation (the "BORROWER"), the financial institutions listed on the signature pages hereof (each a "BANK" and collectively, the "BANKS"), BNP PARIBAS (successor to Paribas), as agent for the Banks (in such capacity, the "AGENT"), and, for purposes of Section 6 hereof, the Subsidiary Guarantors (as defined in Section 6 hereof) listed on the signature pages hereof, and is made with reference to that certain Credit Agreement dated as of June 10, 1999 (as amended by that certain First Amendment and Limited Waiver to Credit Agreement dated as of September 29, 2000 and that certain Second Amendment to Credit Agreement dated as of January 12, 2001, the "CREDIT AGREEMENT"), by and among the Borrower, the financial institutions party thereto from time to time and the Agent. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.

                  WHEREAS, the Borrower, the Banks and the Agent desire to amend the Credit Agreement to: (i) increase the Revolving Loan Commitment of BNP Paribas ("BNP") by a maximum amount of $5,000,000; (ii) prohibit borrowing of Revolving Loans if the aggregate principal amount of all outstanding Loans and Letter of Credit Outstandings exceed the Borrowing Base; (iii) make the Maturity Date June 30, 2002 and (iv) make certain other amendments as set forth below;

                  NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

                  SECTION 1. AMENDMENTS TO THE CREDIT AGREEMENT

                  1.1 AMENDMENTS TO SECTION 11: DEFINITIONS AND ACCOUNTING TERMS

                  A. Subsection 11.01 of the Credit Agreement is hereby further amended by adding thereto the following definitions, which shall be inserted in proper alphabetical order:

                  "AUDIT COMPLETION DATE" means the date after the Third Amendment Effective Date that the Second Bridge Audit has been completed and that Borrower has delivered a Borrowing Base Certificate to Agent based on the results of such audit, in each case in form and substance satisfactory to Agent in its sole discretion.

                  "SECOND BRIDGE AUDIT" means an audit of the accounts receivable and inventory of Borrower and its Subsidiaries, to be supervised by Agent and completed as soon as reasonably practicable after the Third Amendment Effective Date and the results of which shall be satisfactory to Agent in its sole discretion.

                  "SECOND BRIDGE SWINGLINE LOAN" means any Swingline Loan that is made during the Second Bridge Revolving Loan Period if at the time such Swingline Loan is made the Revolving Loan Commitments (other than the Second Bridge Revolving Loan Commitments) are fully utilized.

                  "SECOND BRIDGE REVOLVING LOAN" shall mean any Revolving Loan made pursuant to a Second Bridge Revolving Loan Commitment.

                  "SECOND BRIDGE REVOLVING LOAN COMMITMENT" means for BNP (i) from the Third Amendment Effective Date to and including the Audit Completion Date, an amount up to $2,000,000; provided that the amount Borrower shall be permitted to draw during such period, if any, shall be determined by BNP in its sole discretion, (ii) from the Audit Completion Date to and including August 31, 2001, $5,000,000 and (iii) provided the Audit Completion Date has occurred, from September 1, 2001 to the Second Bridge Revolving Loan Termination Date, $4,000,000.

                  "SECOND BRIDGE REVOLVING LOAN PERIOD" shall mean the period from the Third Amendment Effective Date until the Second Bridge Revolving Loan Termination Date

                  "SECOND BRIDGE REVOLVING LOAN TERMINATION DATE" shall mean September 30, 2001.

                  "SCHEDULED SECOND BRIDGE REVOLVING LOAN REPAYMENT" shall have the meaning provided in subsection 4.02(A)(ii).

                  "THIRD AMENDMENT" shall mean that certain Third Amendment to this Agreement, dated as of April 25, 2001, by and among the Borrower, the Banks party thereto, the Subsidiary Guarantors and the Agent.

                  "THIRD AMENDMENT EFFECTIVE DATE" means the date of the effectiveness of the Third Amendment in accordance with Section 5E of the Third Amendment.

                  "TOTAL NON-BRIDGE REVOLVING LOAN COMMITMENT" shall mean, at any time, the sum of (x) the Revolving Loan Commitments of each Bank minus (y) the sum of (i) the Bridge Revolving Loan Commitments plus
         (ii) the Second Bridge Revolving Loan Commitments of each Bank.

                  B. Subsection 11.01 of the Credit Agreement is hereby further amended by deleting each of the definitions of "Borrowing Base Deficiency", "Maximum Revolver Availability", "Percentage", "Required Banks", "Revolving Loan Commitment", "Revolving Loan Maturity Date", "Term Loan Maturity Date" and "Unutilized Revolving Loan Commitments" therefrom in their entirety and substituting the following therefor:

                  "BORROWING BASE DEFICIENCY" shall mean, at any time, the amount, if any, by which (A) the sum of (x) the aggregate principal amount of outstanding Term Loans, Revolving Loans and Swingline Loans at such time and (y) the total Letter of Credit Outstandings at such time exceeds (B) the Borrowing Base.

                  "MAXIMUM REVOLVER AVAILABILITY" shall mean $5,000,000; provided, however, that from the Second Amendment Effective Date until the Bridge Revolving Loan Termination Date, the Maximum Revolver Availability shall be increased to $8,333,332; provided further, however, that during the Second Bridge Revolving Loan Period, the Maximum Revolver Availability shall be increased by an amount equal to the Second Bridge Revolving Loan Commitment.

                  "PERCENTAGE" of any Bank at any time shall mean a fraction (expressed as a percentage) (A) the numerator of which is the sum of
         (x) the Revolving Loan Commitment of such Bank minus (y) the sum of (i) the Bridge Revolving Loan Commitments plus (ii) the Second Bridge Revolving Loan Commitments of such Bank at such time and (B) the denominator of which is the Total Non-Bridge Revolving Loan Commitment at such time; provided further that if the Percentage of any Bank is to be determined after the Total Revolving Loan Commitment has been terminated, then the Percentages of the Banks shall be determined immediately prior (and without giving effect) to such termination.

                  "REQUIRED BANKS" shall mean Banks the sum of whose outstanding Term Loans and Revolving Loan Commitments (or, after the termination thereof, outstanding Revolving Loans plus Percentages of outstanding Swingline Loans and Letter of Credit Outstandings (not including any Bridge Swingline Loans, Second Bridge Swingline Loans or Bridge Letter of Credit Outstandings) plus Bridge Percentages of outstanding Bridge Swingline Loans and Bridge Letters of Credit Outstandings plus in the case of BNP, any outstanding Second Bridge Swingline Loans) represent an amount greater than 50% of the sum of all outstanding Term Loans and the Total Revolving Loan Commitment (or, after the termination thereof, outstanding Revolving Loans plus Percentages of outstanding Swingline Loans and Letter of Credit Outstandings (not including any Bridge Swingline Loans and Bridge Letter of Credit Outstandings) plus Bridge Percentages of outstanding Bridge Swingline Loans and Bridge Letters of Credit Outstandings plus in the case of BNP, any outstanding Second Bridge Swingline Loans).

                  "REVOLVING LOAN COMMITMENT" shall mean, for each Bank, the amount set forth opposite such Bank's name on Schedule I hereto directly below the column entitled "Revolving Loan Commitment," as the same may be (x) reduced or terminated from time to time pursuant to subsection 3.02, 3.03, 4.02 and/or 10, (y) increased pursuant to subsection 1.01(b)(ii) or 1.01(b)(iii) or (z) adjusted from time to time as a result of assignments to or from such Bank pursuant to subsection 1.12 or 13.04; provided that (i) for each Bank with a Bridge Revolving Loan Commitment, the Revolving Loan Commitment of such Bank shall include such Bridge Revolving Loan Commitment and (ii) for BNP, the Revolving Loan Commitment of BNP shall include BNP's Second Bridge Revolving Loan Commitment.

                  "REVOLVING LOAN MATURITY DATE" shall mean June 30, 2002.

                  "TERM LOAN MATURITY DATE" shall mean June 30, 2002.

                  "UNUTILIZED REVOLVING LOAN COMMITMENT" for any Bank, at any time, shall mean the Revolving Loan Commitment of such Bank at such time less the sum of (i) the aggregate principal amount of Revolving Loans (including any Bridge Revolving Loans and Second Bridge Revolving Loans) made by such Bank and then outstanding plus (ii) such Bank's Percentage of the Letter of Credit Outstandings (other than Bridge Letter of Credit Outstandings) plus (iii) such Bank's Bridge Percentage of the Bridge Letter of Credit Outstandings.

                  1.2 AMENDMENTS TO SECTION 1: AMOUNTS AND TERMS OF CREDIT

                  A. Section 1.01 of the Credit Agreement is hereby amended by deleting subsection 1.01(b)(i) in its entirety and substituting the following therefore:

                  "(b) (i) Subject to and upon the terms and conditions set forth herein, each Bank with a Revolving Loan Commitment severally agrees, at any time and from time to time on and after the Initial Borrowing Date and prior to the Revolving Loan Maturity Date, to make a loan or loans (each a "REVOLVING LOAN" and, collectively, the "REVOLVING LOANS") to the Borrower, which Revolving Loans (1) shall, at the option of the Borrower, be Base Rate Loans or Eurodollar Loans; provided that (x) except as otherwise specifically provided in Section 1.10(b), all Revolving Loans comprising the same Borrowing shall at all times be of the same Type, and (y) prior to the Syndication Termination Date, no Borrowings of Revolving Loans may be made or maintained as Eurodollar Loans, (2) may be repaid and reborrowed in accordance with the provisions hereof, (3) (other than any Bridge Revolving Loans and Second Bridge Revolving Loans) shall not exceed for any Bank at any time outstanding that aggregate principal amount which, when added to the product of (x) such Bank's Percentage and (y) the sum of the aggregate outstanding principal amount of Swingline Loans (other than Bridge Swingline Loans and Second Bridge Swingline Loans) and the aggregate amount of all Letter of Credit Outstandings (other than Bridge Letter of Credit Outstandings and exclusive of Unpaid Drawings which are repaid with the proceeds of, and simultaneously with the incurrence of, the respective incurrence of Revolving Loans), equals the sum of (i) the Revolving Loan Commitment of such Bank at such time minus (ii) the Bridge Revolving Loan Commitment of such Bank at such time minus (iii) the Second Bridge Revolving Loan Commitment of such Bank at such time, and (4) shall not exceed for all Banks at any time that aggregate principal amount which, when added to the sum of the aggregate principal amount of all Term Loans outstanding, the aggregate amount of all Letter of Credit Outstandings and the aggregate outstanding principal amount of Swingline Loans at such time, equals the Borrowing Base at such time."

                  B. Section 1.01 of the Credit Agreement is hereby amended by adding the following subsection 1.01(b)(iii) immediately after subsection 1.01(b)(ii):

                  "(iii) (a) Subject to subsection 4.02(A)(ii) hereof, during the Second Bridge Revolving Loan Period, the Revolving Loan Commitment of BNP shall be increased by an amount equal to the Second Bridge Revolving Loan Commitment;

                           (b) In addition to the conditions set forth in clause
         (i) above for Revolving Loans, (1) Second Bridge Revolving Loans shall only be available to the extent that the Revolving Loan Commitments (other than the Second Bridge Revolving Loan Commitments) are fully utilized, (2) Second Bridge Revolving Loans shall be made and maintained as Base Rate Loans and (3) no Second Bridge Revolving Loans shall exceed at any time outstanding that aggregate principal amount which, when added to the aggregate outstanding principal amount of Second Bridge Swingline Loans, equals the Second Bridge Revolving Loan Commitment. Each of the parties hereto hereby acknowledges and agrees that the Second Bridge Revolving Loan Commitment is a Revolving Loan Commitment for all purposes under the Credit Agreement and the other Credit Documents and that each Second Bridge Revolving Loan shall constitute a Revolving Loan for all purposes under the Credit Agreement and the other Credit Documents."

                  C. Section 1.01 of the Credit Agreement is hereby further amended by inserting the phrase "or Second Bridge Swingline Loans" immediately after the phrase "other than any Bridge Swingline Loans" contained in the first subclause (i) of subsection 1.01(d).

                  D. Section 1.06 of the Credit Agreement is hereby amended by deleting the first paragraph thereof in its entirety and substituting the following therefore:

                  "1.06 CONVERSIONS. The Borrower shall have the option to convert, on any Business Day, all or a portion at least equal to the applicable Minimum Borrowing Amount for such Tranche of the outstanding principal amount of the Loans (other than Swingline Loans and Second Bridge Revolving Loans, which may not be converted pursuant to Section 1.06) made pursuant to one or more Borrowings (so long as of the same Tranche) of one type of Loan into a Borrowing or Borrowings (of the same Tranche) of the other type of Loan; provided that:"

                  E. Section 1.07 of the Credit Agreement is amended by deleting the second sentence thereof in its entirety and substituting the following therefore:

                  "Notwithstanding the foregoing, all Borrowings of Revolving Loans under this Agreement that constitute (i) Bridge Revolving Loans shall only be incurred from BNP and BofA pro rata on the basis of their respective Bridge Revolving Loan Commitments and (ii) Second Bridge Revolving Loans shall only be incurred from BNP."

                  F. Section 1.12 of the Credit Agreement is hereby amended by deleting the phrase "and Bridge Percentages" found in the last paragraph of such subsection and substituting the phrase", Bridge Percentages and Second Bridge Percentages" therefore.

                  1.3 AMENDMENTS TO SECTION 2: LETTERS OF CREDIT

                  A. Section 2.01 of the Credit Agreement is hereby amended by deleting subsection 2.01(c)(i) in its entirety and substituting the following therefore:

                  "(i) no Letter of Credit shall be issued the Stated Amount of which, when added to the Letter of Credit Outstandings (exclusive of Unpaid Drawings which are repaid on the date of, and prior to the issuance of, the respective Letter of Credit) at such time, (x) would exceed $1,000,000 or (y) would exceed the lesser of (A) when added to the aggregate principal amount of all Revolving Loans and Swingline Loans then outstanding, the Total Revolving Loan Commitment then in effect (excluding the Second Bridge Revolving Loan Commitment and after giving effect to any reductions to the Total Revolving Loan Commitment on such date) or (B) when added to the aggregate principal amount of all Term Loans, Revolving Loans and Swingline Loans then outstanding, the Borrowing Base at such time,"

                  B. Section 2.01 of the Credit Agreement is hereby further amended by adding the following subsection 2.01(e) immediately after subsection 2.01(d):

                  "(e) Notwithstanding the foregoing, the Second Bridge Revolving Loan Commitment shall not be utilized for the issuance of Letters of Credit."

                  1.4 AMENDMENTS TO SECTION 4: PREPAYMENTS; PAYMENTS; TAXES

                  A. Section 4.01(a) of the Credit Agreement is hereby amended by (i) deleting the "and" at the end of subclause (iii) thereof, (ii) deleting the "." at the end of subclause (iv) thereof and substituting "; and" therefor and (iii) adding the following new subsection 4.01(a)(v) thereto:

                  "(v) each prepayment of Revolving Loans pursuant to this
         Section 4.01 shall be applied (x) first, to Second Bridge Revolving Loans (without a corresponding reduction to the Second Bridge Revolving Loan Commitment), (y) second, to Bridge Revolving Loans (without a corresponding reduction to the Bridge Revolving Loan Commitment) and
         (z) third, to any other Revolving Loans (without a corresponding reduction to the Revolving Loan Commitment)."

                  B. Section 4.02 of the Credit Agreement is hereby amended by deleting the table contained in subsection 4.02(A)(c) and substituting the following therefore:

           "Scheduled Term Loan Repayment Date                      Amount
             June 30, 2001                                       $1,100,000
             September 30, 2001                                  $1,250,000
             December 31, 2001                                   $1,250,000
             March 31, 2002                                      $1,250,000
             Term Loan Maturity Date                             $7,250,000"

                  C. Section 4.02 of the Credit Agreement is hereby amended by adding the following subsections 4.02(A)(j), 4.02(A)(k) and 4.02(A)(l) immediately after subsection 4.02(A)(i):

                  "(j) In addition to any other mandatory repayments or commitment reductions pursuant to this Section 4.02(A), on the Second Bridge Revolving Loan Termination Date (or to the extent such date is not a Business Day, the immediately preceding Business Day):

                           (1) the Revolving Loan Commitment of BNP shall be
                  permanently reduced by the amount of the Second Bridge Revolving Loan Commitment of such Bank on such date; and

                           (2) the Borrower shall repay the principal of the
                  Revolving Loans of BNP (such repayment, the "SCHEDULED SECOND BRIDGE REVOLVING LOAN REPAYMENT") in an amount equal to the amount by which the sum of (x) such Bank's outstanding Revolving Loans and (y) the product of (A) such Bank's Percentage and (B) the sum of the aggregate outstanding principal amount of Swingline Loans and the aggregate amount of all Letter of Credit Outstandings exceeds the Revolving Loan Commitment of such Bank (after giving effect to the reduction of such Bank's Revolving Loan Commitment set forth in Section 4.02A(i) and this Section 4.02A(j).

                  (k) In addition to any other mandatory repayments or commitment reductions pursuant to this Section 4.02, if at any time (x) there are Revolving Loans and/or Swing Line Loans outstanding and (y) Borrower and its Subsidiaries have held Cash and/or Cash Equivalents (net of any outstanding checks) in excess of $2 million for a period of five (5) consecutive Business Days, an amount equal to such excess shall be applied as provided in Section 4.02(B)(b).

                  (l) In addition to any other mandatory repayments or commitment reductions pursuant to this Section 4.02, if at any time (x) there are no Revolving Loans and/or Swing Line Loans outstanding and
         (y) Borrower and its Subsidiaries have held Cash and/or Cash Equivalents (net of any outstanding checks) in excess of $5 million for a period of ten (10) consecutive Business Days, an amount equal to such excess shall be applied as provided in Section 4.02(B)(b)."

                  D. Subsection 4.02(B) of the Credit Agreement is hereby amended by deleting subsection 4.02(B)(a) in its entirety and substituting the following therefore:

                  "(i) first, to prepay Second Bridge Revolving Loans and Bridge Revolving Loans pro rata in accordance with the respective outstanding principal amounts thereof (with a corresponding reduction to the Second Bridge Revolving Loan Commitment and the Bridge Revolving Loan Commitment);

                  (ii) second, to prepay the principal of outstanding Term Loans, which prepayments of the Term Loans shall be applied to reduce the then remaining Scheduled Term Loan Repayments pro rata (based on the then remaining Scheduled Term Loan Repayments);

                  (iii) third, to prepay the principal of outstanding Swingline Loans (with a corresponding reduction to the Total Revolving Loan Commitment);

                  (iv) fourth, to prepay the principal of outstanding Revolving Loans (with a corresponding reduction to the Total Non-Bridge Revolving Loan Commitment);

                  (v) fifth, to cash collateralize Letter of Credit Outstandings by depositing cash in the Letter of Credit Cash Collateral Account in an amount equal to such Letter of Credit Outstandings (it being understood that the Total Revolving Loan Commitment shall be reduced by the amount of cash collateral required to be deposited by this clause
         (v) as follows: (x) first, to reduce the Bridge Revolving Loan Commitment to the fullest extent thereof and (y) second, to reduce the remaining Total Non-Bridge Revolving Loan Commitment); and

                  (vi) sixth, to reduce the remaining (i.e., after giving effect to all prior reductions thereto, including, without limitation, to the reductions theretofore effected pursuant to the preceding clauses (i),
         (iii), (iv), and (v)) Total Revolving Loan Commitment as follows: (x) first, to reduce the Second Bridge Revolving Loan Commitment to the fullest extent thereof, (y) second, to reduce the Bridge Revolving Loan Commitment to the fullest extent thereof and (z) to reduce the remaining Total Non-Bridge Revolving Loan Commitment (it being understood and agreed that the amount of any such reduction shall be deemed to be an application of proceeds for purposes of this clause
         (vi) even though cash is not actually applied).

                  E. Subsection 4.02(B) of the Credit Agreement is hereby amended by (i) renumbering clause (b) as clause (c) and (ii) inserting the following clause (b) immediately after clause (a):

                           "(b) Each mandatory repayment of Loans pursuant to Sections 4.02(A)(k) and 4.02(A)(l), inclusive, shall be applied:

                           (i) first, to reduce the principal of outstanding
                  Revolving Loans (but not to reduce the Revolving Loan Commitments) as follows: (x) first; to the reduction of Second Bridge Revolving Loans to the full extent thereof, (y) second, to the reduction of Bridge Revolving Loans to the full extent thereof and (z) third, to the reduction of any other Revolving Loans to the full extent thereof;

                           (ii) second, provided all outstanding Revolving Loans
                  have been paid in full, to prepay the principal of outstanding Term Loans, which prepayments of the Term Loans shall be applied to reduce the then remaining Scheduled Term Loan Repayments in inverse order of scheduled repayments; provided, that at the time of any such prepayment there shall be a corresponding reduction of Revolving Loan Commitments in an amount equal to the amount of such prepayment as follows: (x) first, to reduce the Second Bridge Revolving Loan Commitment to the full extent thereof, and (y) second, the Bridge Revolving Loan Commitment to the full extent thereof;

                           (iii) third, provided all outstanding Term Loans have
                  been paid in full, to reduce the Second Bridge Revolving Loan Commitment (it being understood and agreed that the amount of such reduction shall be deemed to be an application of proceeds for purposes of this clause (iii) even though cash is not actually applied);

                           (iv) fourth, provided the Second Bridge Revolving
                  Loan Commitment has been reduced to the full extent thereof, to reduce the Total Bridge Revolving Loan Commitment (it being understood and agreed that the amount of such reduction shall be deemed to be an application of proceeds for purposes of this clause (iv) even though cash is not actually applied);

                           (v) fifth, provided the Total Bridge Revolving Loan
                  Commitment has been reduced to the full extent thereof, to cash collateralize Letter of Credit Outstandings by depositing cash in the Letter of Credit Cash Collateral Account in an amount equal to such Letter of Credit Outstandings (it being understood that the Total Revolving Loan Commitment shall be reduced by the amount of cash collateral required to be deposited by this clause (v)); and

                           (vi) sixth, provided the Letter of Credit
                  Outstandings are fully collateralized, to reduce the remaining (i.e., after giving effect to all prior reductions thereto, including, without limitation, to the reductions theretofore effected pursuant to the preceding clauses (ii), (iii), (iv) and (v)) Total Non-Bridge Revolving Loan Commitment (it being understood and agreed that the amount of such reduction shall be deemed to be an application of proceeds for purposes of this clause (vi) even though cash is not actually applied)."

                  1.5 AMENDMENTS TO SECTION 7: REPRESENTATIONS, WARRANTIES AND
                      AGREEMENTS

                  Section 7 of the Credit Agreement is hereby amended by deleting subsection 7.08 in its entirety and substituting the following therefore:

                  "7.08 USE OF PROCEEDS; MARGIN REGULATIONS. (a) All proceeds of the Term Loans and up to $500,000 of the Revolving Loans incurred by the Borrower on the

         Initial Borrowing Date shall be used to finance, in part, the Recapitalization Consideration, directly or indirectly to repay the Refinanced Indebtedness, and to pay Transaction Fees and Expenses.

                  (b) All proceeds of Revolving Loans (other than Second Bridge Revolving Loans) and Swingline Loans incurred after the Initial Borrowing Date shall be used by the Borrower for general corporate and working capital purposes of the Borrower and its Subsidiaries.

                  (c) All proceeds of Second Bridge Revolving Loans shall be used by the Borrowers for working capital purposes of the Borrower and its Subsidiaries and such other purposes that are approved by BNP in its sole discretion.

                  (d) No part of the proceeds of any Loan will be used to purchase or carry any Margin Stock or to extend credit for the purpose of purchasing or carrying any Margin Stock. Neither the making of any Loan nor the use of the proceeds thereof nor the occurrence of any other Credit Event will violate or be inconsistent with the provisions of Regulation T, U or X of the Board of Governors of the Federal Reserve System."

                  1.6 AMENDMENTS TO SECTION 8: AFFIRMATIVE COVENANTS

                  Section 8.01 of the Credit Agreement is hereby amended by deleting subsection 8.01(k) in its entirety and substituting the following therefore:

                  "(k) Borrowing Base Certificates. (i) On the Initial Borrowing Date, (ii) no later than 11:00 A.M. (New York time) on the fifteenth and the thirtieth day after the end of each calendar month prior to the Second Bridge Revolving Loan Termination Date and (iii) no later than 11:00 A.M. (New York time) on the thirtieth day after the end of each calendar month thereafter, a borrowing base certificate of the borrower in the form of Exhibit M (each a "BORROWING BASE CERTIFICATE"), with respect to the Eligible Receivables and Eligible Inventory of the Borrower and its Subsidiaries as of (x) in the case of clause (i), April 30, 1999 (after giving effect to the Transaction), (y) in the case of clause (ii), the fifteenth and the thirtieth day of such calendar month and (z) in the case of clause (iii), the thirtieth day of such calendar month, in all such cases certified by the chief financial officer of other Authorized Officer of the Borrower."

                  1.7 AMENDMENTS TO SECTION 9: NEGATIVE COVENANTS

                  A. Section 9.07 of the Credit Agreement is hereby amended by deleting the table contained in subclause 9.07(a) and substituting the following therefore:

            "Fiscal Year Ended March 31                        Amount
          2001                                               $250,000
          2002                                               $250,000"

                  B. Section 9.08 of the Credit Agreement is hereby amended by deleting the table contained therein and substituting the following therefore:

               "Fiscal Quarter Ended                              Ratio
          March 31, 2001                                     1.15:1.00
          June 30, 2001                                      1.15:1.00
          September 30, 2001                                 1.15:1.00
          December 31, 2001                                  1.15:1.00
          March 31, 2002                                     1.15:1.00
          June 30, 2002                                      1.15:1.00"

                  C. Section 9.09 of the Credit Agreement is hereby amended by deleting the table contained therein and substituting the following therefore:

               "Fiscal Quarter Ended                              Ratio
          March 31, 2001                                     6.25:1.00
          June 30, 2001                                      6.50:1.00
          September 30, 2001                                 6.50:1.00
          December 31, 2001                                  6.75:1.00
          March 31, 2002                                     6.75:1.00
          June 30, 2002                                      7.00:1.00"

                  D. Section 9.10 of the Credit Agreement is hereby amended by deleting the table contained therein and substituting the following therefore:

               "Fiscal Quarter Ended                              Ratio
          March 31, 2001                                     1.50:1.00
          June 30, 2001                                      1.50:1.00
          September 30, 2001                                 1.25:1.00
          December 31, 2001                                  1.25:1.00
          March 31, 2002                                     1.00:1.00
          June 30, 2002                                      1.00:1.00"

                  E. Section 9.11 of the Credit Agreement is hereby amended by deleting the table contained therein and substituting the following therefore:

               "Fiscal Quarter Ended                               Amount
          March 31, 2001                                     $11,000,000
          June 30, 2001                                      $11,500,000
          September 30, 2001                                 $12,000,000
          December 31, 2001                                  $12,000,000
          March 31, 2002                                     $13,000,000
          June 30, 2002                                      $13,000,000"

                  1.8 AMENDMENTS TO SECTION 13: MISCELLANEOUS

                  A. Section 13.01 of the Credit Agreement is hereby amended by inserting the parenthetical "(including, without limitation, the costs and expenses incurred by Agent in connection with the Second Bridge Audit)" immediately after the phrase "any amendment, waiver or consent relating hereto or thereto" contained in subclause (i) of Section 13.01.

                  B. Section 13.06 of the Credit Agreement is hereby amended by deleting the last sentence of subsection 13.06(b) in its entirety and substituting the following therefore:

                  "Notwithstanding the foregoing, this subsection 13.06(b) shall not apply to (x) any amount received by either BNP or BofA with respect to the repayment of the principal amount of the Revolving Loans pursuant to subsection 4.02(A)(i) or the HIG Guaranty or (y) any amount received by BNP with respect to the repayment of the principal amount of or interest on the Second Bridge Revolving Loans, including, without limitation, any amount received in accordance with Section 7.4 of the Security Agreement."

                  SECTION 2. ADDITIONAL REVOLVING NOTES

                  The Borrower agrees to execute and deliver to BNP (or to the Agent for such Bank) an amended and restated Revolving Note, substantially in the form of Exhibit B-2 to the Credit Agreement (each such Revolving Note an "Additional Revolving Note") with appropriate insertions, to evidence the Revolving Loan Commitment of such Bank after giving effect to the increase of such Bank's Revolving Loan Commitment effective as of the Third Amendment Effective Date (as defined in Section 5E of this Amendment).

                  SECTION 3. CONSENT TO ADMENDMENT OF SENIOR SUBORDINATED LOAN
                             AGREEMENT AND SENIOR SUBORDINATED NOTES

         The Banks hereby consent to the amendment of the Senior Subordinated Loan Agreement and Senior Subordinated Notes in the forms attached hereto as Exhibit A (collectively, the "SENIOR SUBORDINATED LOAN DOCUMENT AMENDMENTS").

                  SECTION 4. AMENDMENT OF SECURITY AGREEMENT.

         The Banks hereby consent to the Collateral Agent entering into an Amendment to the Security Agreement, substantially in the form of Annex A attached hereto (the "SECURITY AGREEMENT AMENDMENT") and any acknowledgement and/or consent to the modification of section 7.4 of the Security Agreement contained in the Security Agreement Amendment that Agent deems is necessary to be entered into with any Credit Party or any party to the Stockholders Pledge Agreement (collectively, the "ACKNOWLEDGEMENTS AND CONSENTS").

                  SECTION 5. BORROWER'S REPRESENTATIONS AND WARRANTIES

                  In order to induce the Banks to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, the Borrower represents and warrants to each Bank that the following statements are true, correct and complete:

                  A. CORPORATE POWER AND AUTHORITY. The Borrower has all requisite corporate power and authority to enter into this Amendment, to issue the Additional Revolving Notes and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement as amended by this Amendment (the "AMENDED AGREEMENT") and the Additional Revolving Notes.

                  B. AUTHORIZATION OF AGREEMENTS. The execution and delivery of this Amendment, the performance of the Amended Agreement and the issuance, delivery and payment of the Additional Revolving Notes have been duly authorized by all necessary corporate action on the part of the Borrower.

                  C. NO CONFLICT. The execution and delivery by the Borrower of this Amendment, the performance by the Borrower of the Amended Agreement and the issuance, delivery and payment of the Additional Revolving Notes by the Borrower do not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to the Borrower or any of its Subsidiaries, the Certificate or Articles of Incorporation or Bylaws of the Borrower or any of its Subsidiaries or any order, judgment or decree of any court or other agency of government binding on the Borrower or any of its Subsidiaries, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any indenture, mortgage, deed of trust, credit agreement or loan agreement, or any other material agreement, contract or instrument to which the Borrower or any of its Subsidiaries is a party or by which it or any of its property or assets is bound or to which it may be subject (each such indenture, mortgage, deed of trust, credit agreement, loan agreement, material agreement, contract or instrument, a "CONTRACTUAL OBLIGATION"), (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of the Borrower or any of its Subsidiaries (other than Liens created under any of the Credit Documents in favor of the Agent on behalf of the Banks), or (iv) require any approval of stockholders or any approval or consent of any Person under any Contractual Obligation of the Borrower or any of its Subsidiaries.

                  D. GOVERNMENTAL CONSENTS. The execution and delivery by the Borrower of this Amendment, the performance by the Borrower of the Amended Agreement and the issuance, delivery and payment of the Additional Revolving Notes by the Borrower do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body.

                  E. BINDING OBLIGATION. This Amendment and the Amended Agreement have been duly executed and delivered by the Borrower and are, and the Additional Revolving Notes, when executed and delivered, will be the legally valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

                  F. INCORPORATION OF REPRESENTATIONS AND WARRANTIES FROM CREDIT AGREEMENT. The representations and warranties contained in Section 7 of the Credit Agreement are and will be true, correct and complete in all material respects on and as of the Third Amendment Effective Date (as hereinafter defined) to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

                  G. ABSENCE OF DEFAULT. As of the date hereof after giving effect hereto, there exists no Default or Event of Default under the Credit Agreement.

                  SECTION 6. ACKNOWLEDGEMENT AND CONSENT

                  Each of Bioslim, Inc., Xebec Productions, Inc., Fox Marketing Associates, Inc., Time Prophets, Inc., Thane Direct FSC, Inc., Thane Direct, Inc. and Thane Direct Canada Inc. (each a "SUBSIDIARY GUARANTOR") hereby acknowledges that such Subsidiary Guarantor has read this Amendment and consents to the terms hereof and further hereby confirms and agrees that, notwithstanding the effectiveness of this Amendment, the obligations of such Subsidiary Guarantor under each of the Credit Documents to which such Subsidiary Guarantor is a party shall not be impaired and each of the Credit Documents to which such Subsidiary Guarantor is a party are, and shall continue to be, in full force and effect and are hereby confirmed and ratified in all respects.


                  SECTION 7. MISCELLANEOUS

                  A. REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT AND THE OTHER CREDIT DOCUMENTS.

                  1. On and after the Third Amendment Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Credit Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended Agreement.

                  2. Except as specifically amended by this Amendment, the Credit Agreement and the other Credit Documents shall remain in full force and effect and are hereby ratified and confirmed.

                  3. The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Agent or any Bank under, the Credit Agreement or any of the other Credit Documents.

                  B. FEES AND EXPENSES. The Borrower acknowledges that all costs, fees and expenses as described in subsection 13.01 of the Credit Agreement incurred by the Agent and its counsel with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of the Borrower.

                  C. HEADINGS. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

                  D. APPLICABLE LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

                  E. COUNTERPARTS; EFFECTIVENESS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Amendment shall become effective upon (i) the execution of a counterpart hereof by the Borrower, each Subsidiary Guarantor and Required Banks, (ii) receipt by the Borrower and the Agent of written or telephonic notification of such execution and authorization of delivery thereof, (iii) the execution of a counterpart to the Security Agreement Amendment by Borrower, each Subsidiary Guarantor and Collateral Agent,
(iv) the delivery to Agent of all Acknowledgements and Consents required by Agent to be delivered by any Credit Party and any party to the Stockholders Pledge Agreement, (v) receipt by the Agent of opinions of White & Case, LLP, special counsel to the Borrower, in form and substance satisfactory to the Agent, as to (a) the due organization and good standing of the Borrower, (b) the due authorization, execution and delivery by the Borrower of the Third Amendment and the Additional Revolving Notes, (c) the enforceability of this Amendment, the Amended Agreement and the Additional Revolving Notes against the Borrower,
(d) the status of

Borrower's Obligations under the Amended Agreement as "Senior Indebtedness" under the Senior Subordinated Loan Documents and (e) such other matters as Agent acting on behalf of Lenders may reasonably request, (vi) the delivery to Agent of copies of the executed Senior Subordinated Loan Document Amendment, in form and substance satisfactory to Agent and (vii) receipt by the Agent of evidence satisfactory to it that all outstanding statements of O'Melveny & Myers LLP have been paid in full (the date of satisfaction of such conditions being referred to herein as the "THIRD AMENDMENT EFFECTIVE DATE").

                  [Remainder of page intentionally left blank]

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

Address:

78-140 Calle Tampico                            THANE INTERNATIONAL, INC.
La Quinta, California  92253
Attention:  William Hay
Telephone No.:  (760) 777-0217                  By:/s/ William F. Hay
Facsimile No.:   (760) 777-0214                    -----------------------------
                                                       Name: William F. Hay
                                                       Title: President

with a copy to:

HIG Infomercial Company
c/o HIG Capital Management, Inc.
1001 Brickell Bay Drive
27th Floor

Miami, Florida 33131
Attention: Sami Mnaymneh
Telephone: (903) 935-3680
Facsimile: (903) 934-9915

Address:

8-140 Calle Tampico                             BIOSLIM, INC.
La Quinta, California  92253
Attention:  William Hay
Telephone No.:  (760) 777-0217                  By:/s/ Mark Taylor
Facsimile No.:  (760) 777-0214                     -----------------------------
                                                       Name: Mark Taylor
                                                       Title: President


with a copy to:

HIG Infomercial Company
c/o HIG Capital Management, Inc.
1001 Brickell Bay Drive
27th Floor
Miami, Florida 33131
Attention: Sami Mnaymneh
Telephone: (903) 935-3680
Facsimile: (903) 934-9915

Address:

78-140 Calle Tampico                            XEBEC PRODUCTIONS, INC.
La Quinta, California  92253
Attention:  William Hay
Telephone No.:  (760) 777-0217                  By:/s/ Denise DuBarry Hay
Facsimile No.:   (760) 777-0214                    -----------------------------
                                                   Name: Denise DuBarry Hay
                                                   Title: President


with a copy to:

HIG Infomercial Company
c/o HIG Capital Management, Inc.
1001 Brickell Bay Drive
27th Floor
Miami, Florida 33131
Attention: Sami Mnaymneh
Telephone: (305) 379-2322
Facsimile: (305) 379-2013

Address:

1541 Ocean Avenue                               FOX MARKETING ASSOCIATES, INC.
Santa Monica, California  90401
Attention:
Telephone No.:                                  By:/s/ William F. Hay
Facsimile No.:                                     -----------------------------
                                                   Name: William F. Hay
                                                   Title: Director


with a copy to:

HIG Infomercial Company
c/o HIG Capital Management, Inc.
1001 Brickell Bay Drive
27th Floor
Miami, Florida 33131
Attention: Sami Mnaymneh
Telephone: (305) 379-2322
Facsimile: (305) 379-2013

Address:

245 East Olive Avenue, 2nd Floor                TIME PROPHETS, INC.
Burbank, California  91502
Attention:
Telephone No.:                                  By:/s/William F. Hay
Facsimile No.:                                     -----------------------------
                                                       Name: William F. Hay
                                                       Title: Director


with a copy to:

HIG Infomercial Company
c/o HIG Capital Management, Inc.
1001 Brickell Bay Drive
27th Floor
Miami, Florida 33131
Attention: Sami Mnaymneh
Telephone: (305) 379-2322
Facsimile: (305) 379-2013

Address:

78-140 Calle Tampico                            THANE DIRECT FSC, INC.
La Quinta, California  92253
Attention:  William Hay
Telephone No.:  (760) 777-0217                  By:/s/William F. Hay
Facsimile No.:   (760) 777-0214                    -----------------------------
                                                        Name: William F. Hay
                                                        Title: Director

with a copy to:
HIG Infomercial Company
c/o HIG Capital Management, Inc.
1001 Brickell Bay Drive
27th Floor
Miami, Florida 33131
Attention: Sami Mnaymneh
Telephone: (305) 379-2322
Facsimile: (305) 379-2013

Address:

78-140 Calle Tampico                            THANE DIRECT, INC.
La Quinta, California  92253
Attention:  William Hay
Telephone No.:  (760) 777-0217                  By:/s/William F. Hay
Facsimile No.:   (760) 777-0214                    -----------------------------
                                                   Name: William F. Hay
                                                   Title: Director


with a copy to:
HIG Infomercial Company
c/o HIG Capital Management, Inc.
1001 Brickell Bay Drive
27th Floor
Miami, Florida 33131
Attention: Sami Mnaymneh
Telephone: (305) 379-2322
Facsimile: (305) 379-2013

Address:

5409 Eglinton Avenue West                       THANE DIRECT CANADA INC.
Toronto, Ontario
Canada M9C5K6
Attention:                                      By:/s/William F. Hay
Telephone No.:                                     -----------------------------
Facsimile No.:                                     Name: William F. Hay
                                                   Title: CEO


with a copy to:

HIG Infomercial Company
c/o HIG Capital Management, Inc.
1001 Brickell Bay Drive
27th Floor
Miami, Florida 33131
Attention: Sami Mnaymneh
Telephone: (305) 379-2322
Facsimile: (305) 379-2013

Address:                                        BNP PARIBAS,
                                                  Individually and as Agent

787 Seventh Avenue
New York, New York  10019
Attention:  Cecile Scherer                      By:/s/ P.J. de Filippis
            Maureen Keating                        -----------------------------
Telephone:  (212) 841-2000                         Name: P.J. de Filippis
Facsimile:  (212) 841-2363                         Title: Managing Director


                                                By:/s/ C. Scherer
                                                   -----------------------------
                                                   Name: C. Scherer
                                                   Title: Vice President

Address:                                        MERRILL LYNCH BUSINESS FINANCIAL
                                                SERVICES INC., as a Bank

Merrill Lynch Business Financial
  Services Inc.                                 By:
222 North La Salle St.                             -----------------------------
17th Floor                                               Name:
Chicago, Illinois  60601                                 Title:
Attention:        Jeremy Dhein
Telephone:        312-269-1384
Facsimile:        312-269-1378

Address:                                        BANK OF AMERICA N.A.,
                                                as a Bank

Commercial Special Assets - West
315 Montgomery, 5th floor
San Francisco, California 94104                 By:/s/ Inge Ronk
Attention:        Inge Ronk                        -----------------------------
Telephone:        415-622-5588                     Name: Inge Ronk
Facsimile:        415-693-9534                     Title: Senior Vice President

                                                                       EXECUTION


                            THANE INTERNATIONAL, INC.

             FOURTH AMENDMENT AND LIMITED WAIVER TO CREDIT AGREEMENT


                  This FOURTH AMENDMENT AND LIMITED WAIVER TO CREDIT AGREEMENT (this "AMENDMENT") is dated as of June 6, 2001 and entered into by and among THANE INTERNATIONAL, INC., a Delaware corporation (the "BORROWER"), the financial institutions listed on the signature pages hereof (each a "BANK" and collectively, the "BANKS"), BNP PARIBAS (successor to Paribas), as agent for the Banks (in such capacity, the "AGENT"), and, for purposes of Section 5 hereof, the Subsidiary Guarantors (as defined in Section 5 hereof) listed on the signature pages hereof, and is made with reference to that certain Credit Agreement dated as of June 10, 1999 (as amended by that certain First Amendment and Limited Waiver to Credit Agreement dated as of September 29, 2000, that certain Second Amendment to Credit Agreement dated as of January 12, 2001, and that certain Third Amendment to Credit Agreement dated as of April 24, 2001, the "CREDIT AGREEMENT"), by and among the Borrower, the financial institutions party thereto from time to time and the Agent. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.


                  WHEREAS, the Borrower, the Banks and the Agent desire to amend the Credit Agreement to (i) modify the financial covenants contained in Section
9.07 and (ii) make certain other amendments as set forth below;


                  WHEREAS, the Borrower failed to comply with certain requirements set forth in Section 9.07 of the Credit Agreement for the fiscal year ended on March 31, 2001 in the manner and to the extent previously reported by the Borrower to the Banks (the "MARCH COVENANT FAILURE");


                  WHEREAS, in connection with the March Covenant Failure, the Borrower and the Banks desire to waive any Default or Event of Default caused by the failure of the Borrower to comply with the requirements contained in Section
9.07 of the Credit Agreement for the fiscal year ended on March 31, 2001, on the terms and conditions set forth herein;


                  NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:


                  SECTION 1. AMENDMENTS TO THE CREDIT AGREEMENT

                  1.1 AMENDMENT TO SECTION 9: NEGATIVE COVENANTS

         Section 9.07 of the Credit Agreement is hereby amended by deleting the table contained in subclause 9.07(a) and substituting the following therefore:

                  "Fiscal Year Ended March 31                  Amount
                             2002                             $750,000
                             2003                             $250,000"


                  SECTION 2. LIMITED WAIVER

                  Subject to the terms and conditions set forth herein and in reliance on the representations and warranties of the Borrower herein contained, the Banks hereby waive the requirement set forth in Section 9.07 of the Credit Agreement that the Borrower shall not, and shall not permit any of its Subsidiaries to, make any Capital Expenditures in excess of $250,000 for the fiscal year ended on March 31, 2001.

                  SECTION 3. LIMITATION OF WAIVER

                  Without limiting the generality of the provisions of Section
13.12 of the Credit Agreement, the waivers set forth above shall be limited precisely as written and relate solely to the noncompliance by the Borrower with the provisions of Section 9.07 of the Credit Agreement in the manner and to the extent described above, and nothing in this waiver shall be deemed to:


                           (a) constitute a waiver of compliance by the Borrower with respect to (i) Section 9.07 of the Credit Agreement in any other instance or (ii) any other term, provision or condition of the Credit Agreement or any other instrument or agreement referred to therein; or

                           (b) prejudice any right or remedy that Agent or any Bank may now have or may have in the future under or in connection with the Credit Agreement or any other instrument or agreement referred to therein.


                  SECTION 4. BORROWER'S REPRESENTATIONS AND WARRANTIES

                  In order to induce the Banks to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, the Borrower represents and warrants to each Bank that the following statements are true, correct and complete:


                  A. CORPORATE POWER AND AUTHORITY. The Borrower has all requisite corporate power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement as amended by this Amendment (the "AMENDED AGREEMENT").

                  B. AUTHORIZATION OF AGREEMENTS. The execution and delivery of this Amendment and the performance of the Amended Agreement have been duly authorized by all necessary corporate action on the part of the Borrower.

                  C. NO CONFLICT. The execution and delivery by the Borrower of this Amendment and the performance by the Borrower of the Amended Agreement do not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to the Borrower or any of its Subsidiaries, the Certificate or Articles of Incorporation or Bylaws of the Borrower or any of its Subsidiaries or any order, judgment or decree of any court or other agency of government binding on the Borrower or any of its Subsidiaries, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any indenture, mortgage, deed of trust, credit agreement or loan agreement, or any other material agreement, contract or instrument to which the Borrower or any of its Subsidiaries is a party or by which it or any of its property or assets is bound or to which it may be subject (each such indenture, mortgage, deed of trust, credit agreement, loan agreement, material agreement, contract or instrument, a "CONTRACTUAL OBLIGATION"), (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of the Borrower or any of its Subsidiaries (other than Liens created under any of the Credit Documents in favor of the Agent on behalf of the Banks), or (iv) require any approval of stockholders or any approval or consent of any Person under any Contractual Obligation of the Borrower or any of its Subsidiaries.

                  D. GOVERNMENTAL CONSENTS. The execution and delivery by the Borrower of this Amendment and the performance by the Borrower of the Amended Agreement do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body.

                  E. BINDING OBLIGATION. This Amendment and the Amended Agreement have been duly executed and delivered by the Borrower and when executed and delivered will be the legally valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

                  F. INCORPORATION OF REPRESENTATIONS AND WARRANTIES FROM CREDIT AGREEMENT. The representations and warranties contained in Section 7 of the Credit Agreement are and will be true, correct and complete in all material respects on and as of the Fourth Amendment Effective Date (as hereinafter defined) to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

                  G. ABSENCE OF DEFAULT. As of the date hereof after giving effect hereto, there exists no Default or Event of Default under the Credit Agreement.

                  SECTION 5. ACKNOWLEDGEMENT AND CONSENT

                  Each of Bioslim, Inc., Xebec Productions, Inc., Fox Marketing Associates, Inc., Time Prophets, Inc., Thane Direct FSC, Inc., Thane Direct, Inc. and Thane Direct Canada Inc. (each a "SUBSIDIARY GUARANTOR") hereby acknowledges that such Subsidiary Guarantor has read this Amendment and consents to the terms hereof and further hereby confirms and agrees that, notwithstanding the effectiveness of this Amendment, the obligations of such Subsidiary Guarantor under each of the Credit Documents to which such Subsidiary Guarantor is a party shall not be impaired and each of the Credit Documents to which such Subsidiary Guarantor is a party are, and shall continue to be, in full force and effect and are hereby confirmed and ratified in all respects.


                  SECTION 6. MISCELLANEOUS

                  A. REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT AND THE OTHER CREDIT DOCUMENTS.

                           1. On and after the Fourth Amendment Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Credit Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended Agreement.

                           2. Except as specifically amended by this Amendment, the Credit Agreement and the other Credit Documents shall remain in full force and effect and are hereby ratified and confirmed.

                           3. The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Agent or any Bank under, the Credit Agreement or any of the other Credit Documents.

                  B. FEES AND EXPENSES. The Borrower acknowledges that all costs, fees and expenses as described in subsection 13.01 of the Credit Agreement incurred by the Agent and its counsel with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of the Borrower.

                  C. HEADINGS. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

                  D. APPLICABLE LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY,

AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

                  E. COUNTERPARTS; EFFECTIVENESS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Amendment shall become effective upon (i) the execution of a counterpart hereof by the Borrower, each Subsidiary Guarantor and Required Banks, (ii) receipt by the Borrower and the Agent of written or telephonic notification of such execution and authorization of delivery thereof, and (iii) receipt by the Agent of evidence satisfactory to it that all outstanding statements of O'Melveny & Myers LLP have been paid in full (the date of satisfaction of such conditions being referred to herein as the "FOURTH AMENDMENT EFFECTIVE DATE").


                  [Remainder of page intentionally left blank]

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.


Address:

78-140 Calle Tampico                       THANE INTERNATIONAL, INC.
La Quinta, California  92253
Attention:  William Hay
Telephone No.:  (760) 777-0217             By:/s/ William F. Hay
Facsimile No.:   (760) 777-0214               ----------------------------------
                                              Name: William F. Hay
                                              Title: President

with a copy to:

HIG Infomercial Company
c/o HIG Capital Management, Inc.
1001 Brickell Bay Drive
27th Floor
Miami, Florida 33131
Attention: Sami Mnaymneh
Telephone: (903) 935-3680
Facsimile: (903) 934-9915

Address:

8-140 Calle Tampico                        BIOSLIM, INC.
La Quinta, California  92253
Attention:  William Hay
Telephone No.:  (760) 777-0217             By:/s/Mark Taylor
Facsimile No.:  (760) 777-0214                ----------------------------------
                                                  Name: Mark Taylor
                                                  Title: President

with a copy to:

HIG Infomercial Company
c/o HIG Capital Management, Inc.
1001 Brickell Bay Drive
27th Floor
Miami, Florida 33131
Attention: Sami Mnaymneh
Telephone: (903) 935-3680
Facsimile: (903) 934-9915

Address:

78-140 Calle Tampico                       XEBEC PRODUCTIONS, INC.
La Quinta, California  92253
Attention:  William Hay
Telephone No.:  (760) 777-0217             By:/s/ Denise DuBarry Hay
Facsimile No.:   (760) 777-0214               ----------------------------------
                                              Name:  Denise DuBarry Hay
                                              Title: President

with a copy to:

HIG Infomercial Company
c/o HIG Capital Management, Inc.
1001 Brickell Bay Drive
27th Floor
Miami, Florida 33131
Attention: Sami Mnaymneh
Telephone: (305) 379-2322
Facsimile: (305) 379-2013

Address:

1541 Ocean Avenue                          FOX MARKETING ASSOCIATES, INC.
Santa Monica, California  90401
Attention:
Telephone No.:                             By:/s/William Hay
Facsimile No.:                                ----------------------------------
                                              Name: William Hay
                                              Title: Director

with a copy to:

HIG Infomercial Company
c/o HIG Capital Management, Inc.
1001 Brickell Bay Drive
27th Floor
Miami, Florida 33131
Attention: Sami Mnaymneh
Telephone: (305) 379-2322
Facsimile: (305) 379-2013

Address:

245 East Olive Avenue, 2nd Floor           TIME PROPHETS, INC.
Burbank, California  91502
Attention:
Telephone No.:                             By:/s/William Hay
Facsimile No.:                                ----------------------------------
                                              Name: William Hay
                                              Title: Director

with a copy to:

HIG Infomercial Company
c/o HIG Capital Management, Inc.
1001 Brickell Bay Drive
27th Floor
Miami, Florida 33131
Attention: Sami Mnaymneh
Telephone: (305) 379-2322
Facsimile: (305) 379-2013

Address:

78-140 Calle Tampico                       THANE DIRECT FSC, INC.
La Quinta, California  92253
Attention:  William Hay
Telephone No.:  (760) 777-0217             By:/s/William Hay
Facsimile No.:   (760) 777-0214               ----------------------------------
                                              Name: William Hay
                                              Title: Director
with a copy to:
HIG Infomercial Company
c/o HIG Capital Management, Inc.
1001 Brickell Bay Drive
27th Floor
Miami, Florida 33131
Attention: Sami Mnaymneh
Telephone: (305) 379-2322
Facsimile: (305) 379-2013

Address:

78-140 Calle Tampico                       THANE DIRECT, INC.
La Quinta, California  92253
Attention:  William Hay
Telephone No.:  (760) 777-0217             By:/s/William Hay
Facsimile No.:   (760) 777-0214               ----------------------------------
                                              Name: William Hay
                                              Title: CEO

with a copy to:
HIG Infomercial Company
c/o HIG Capital Management, Inc.
1001 Brickell Bay Drive
27th Floor
Miami, Florida 33131
Attention: Sami Mnaymneh
Telephone: (305) 379-2322
Facsimile: (305) 379-2013

Address:

5409 Eglinton Avenue West                  THANE DIRECT CANADA INC.
Toronto, Ontario
Canada M9C5K6
Attention:                                 By:/s/ William Hay
Telephone No.:                                ----------------------------------
Facsimile No.:                                Name: William Hay
                                              Title: CEO

with a copy to:

HIG Infomercial Company
c/o HIG Capital Management, Inc.
1001 Brickell Bay Drive
27th Floor
Miami, Florida 33131
Attention: Sami Mnaymneh
Telephone: (305) 379-2322
Facsimile: (305) 379-2013

Address:                                   BNP PARIBAS,
                                             Individually and as Agent
787 Seventh Avenue
New York, New York  10019
Attention:  Cecile Scherer                 By:/s/ Douglas R. Gouchoe
                  Maureen Keating             ----------------------------------
Telephone:  (212) 841-2000                    Name: Douglas R. Gouchoe
Facsimile:  (212) 841-2363                    Title: Managing Director

                                           By:/s/Cecile Scherer
                                              ----------------------------------
                                              Name: Cecile Scherer
                                              Title: Vice President

Address:                                   MERRILL LYNCH BUSINESS FINANCIAL
                                           SERVICES INC., as a Bank

Merrill Lynch Business Financial
  Services Inc.                            By:/s/Valerie Wilder
222 North La Salle St.                        ----------------------------------
17th Floor                                    Name: Valerie Wilder
Chicago, Illinois  60601                      Title: Asst. Vice President
Attention:        Jeremy Dhein
Telephone:        312-269-1384
Facsimile:        312-269-1378

Address:                                   BANK OF AMERICA N.A.,
                                                     as a Bank
Commercial Special Assets - West
315 Montgomery, 5th floor
San Francisco, California 94104            By:/s/Inge Ronk
Attention:        Inge Ronk                   ----------------------------------
Telephone:        415-622-5588                Name: Inge Ronk
Facsimile:        415-693-9534                Title: Senior Vice President

                                                                       EXECUTION


                            THANE INTERNATIONAL, INC.

                       FIFTH AMENDMENT AND LIMITED WAIVER
                               TO CREDIT AGREEMENT

                  This FIFTH AMENDMENT AND LIMITED WAIVER TO CREDIT AGREEMENT (this "AMENDMENT") is dated as of September 30, 2001 and entered into by and among THANE INTERNATIONAL, INC., a Delaware corporation (the "BORROWER"), the financial institutions listed on the signature pages hereof (each a "BANK" and collectively, the "BANKS") and BNP PARIBAS (successor to Paribas), as agent for the Banks (the "AGENT"), and is made with reference to that certain Credit Agreement dated as of June 10, 1999 (as amended by that certain First Amendment and Limited Waiver to Credit Agreement dated as of September 29, 2000, that certain Second Amendment to Credit Agreement dated as of January 12, 2001 and that certain Third Amendment to Credit Agreement dated as of April 25, 2001, the CREDIT AGREEMENT"), by and among the Borrower, the financial institutions party thereto from time to time and the Agent. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.


                                    RECITALS

                  WHEREAS, the Borrower and the Banks desire to amend the Credit Agreement to modify the covenant contained in Section 9.04(iii) regarding the amount of Indebtedness evidenced by Capitalized Lease Obligations and to make certain other amendments as set forth below;


                  WHEREAS, the Borrower failed to deliver to the Agent the certified consolidated and consolidating financial statements and balance sheets of the Borrower and its Subsidiaries and certain other information for the fiscal year ended on March 31, 2001 in accordance with Section 8.01(c) of the Credit Agreement (the "FISCAL YEAR 2001 DELIVERY FAILURE");


                  WHEREAS, in connection with the Fiscal Year 2001 Delivery Failure, the Borrower and the Banks desire to waive any Default or Event of Default caused by the failure of the Borrower to comply with the requirements contained in Section 8.01(c) of the Credit Agreement for the fiscal year ended on March 31, 2001, on the terms and conditions set forth herein;


                  NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

                  SECTION 1. AMENDMENTS TO THE CREDIT AGREEMENT

                  1.1 PROVISIONS RELATING TO AMOUNT AND TERMS OF CREDIT

                  A. INDEBTEDNESS. Section 9.04 of the Credit Agreement is hereby amended by deleting clause (iii) thereof and substituting therefor the following:

                  "(iii) Indebtedness of the Borrower and its Subsidiaries evidenced by Capitalized Lease Obligations incurred to the extent permitted pursuant to Section 9.07 and Indebtedness secured by Liens permitted by Section 9.01(viii); provided that the aggregate amount of Indebtedness evidenced by Capitalized Lease Obligations under all Capital Leases when aggregated with the amount of Indebtedness secured by Liens permitted by Section 9.01(viii), in each case, incurred after the Effective Date, shall not exceed $3.3 million."

                  1.2 PROVISIONS RELATING TO DEFINED TERMS

                  ADDITIONAL DEFINITIONS. Section 11.01 of the Credit Agreement is hereby amended by adding thereto the following definitions, which shall be inserted in proper alphabetical order:

                  "FIFTH AMENDMENT" shall mean that certain Fifth Amendment and Limited Waiver to this Agreement, dated as of September 30, 2001, by and among the Borrower, the financial institutions party thereto, the Subsidiary Guarantors and the Agent.

                  "FIFTH AMENDMENT EFFECTIVE DATE" has the meaning assigned to that term in the Fifth Amendment.

                  SECTION 2. LIMITED WAIVER OF FISCAL YEAR 2001 DELIVERY
                             FAILURE.

                  Subject to the terms and conditions set forth herein and in reliance on the representations and warranties of the Borrower herein contained, the Banks hereby waive any Default or Event of Default caused by the failure of the Borrower to deliver to Agent the certified consolidated and consolidating balance sheets and financial statements of the Borrower and its Subsidiaries and any other documentation required to be delivered by Borrower for the fiscal year ended on March 31, 2001 pursuant to Section 8.01(c) of the Credit Agreement; provided, however, that the Borrower shall deliver all such financial statements, balance sheets and other documentation to the Agent no later than 10 Business Days after the Fifth Amendment Effective Date; provided, further, that such financials statements, balance sheets and other documentation delivered to the Agent shall contain no material changes from the drafts of such financial statements, balance sheets and other documentation previously delivered by Borrower to Agent and Banks on September 6, 2001.

                  SECTION 3. LIMITATION OF WAIVER

                  Without limiting the generality of the provisions of Section
13.12 of the Credit Agreement, the waivers set forth above shall be limited precisely as written and relate solely to the noncompliance by the Borrower with the provisions of Section 8.01(c) of the Credit Agreement in the manner and to the extent described above, and nothing in this Waiver shall be deemed to:


         (a) constitute a waiver of compliance by the Borrower with respect to
         (i) Section 8.01(c) of the Credit Agreement in any other instance or
         (ii) any other term, provision or condition of the Credit Agreement or any other instrument or agreement referred to therein; or

         (b) prejudice any right or remedy that Agent or any Bank may now have or may have in the future under or in connection with the Credit Agreement or any other instrument or agreement referred to therein.

                  SECTION 4. BORROWER'S REPRESENTATIONS AND WARRANTIES

                  In order to induce the Banks to enter into this Amendment and to amend the Credit Agreement and to permit the limited waiver of certain covenants thereunder in the manner provided herein, the Borrower represents and warrants to each Bank that the following statements are true, correct and complete:


                  A. CORPORATE POWER AND AUTHORITY. The Borrower has all requisite corporate power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement as amended by this Amendment (the "AMENDED AGREEMENT").

                  B. AUTHORIZATION OF AGREEMENTS. The execution and delivery of this Amendment and the performance of the Amended Agreement have been duly authorized by all necessary corporate action on the part of the Borrower.

                  C. NO CONFLICT. The execution and delivery by the Borrower of this Amendment and the performance by the Borrower of the Amended Agreement do not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to the Borrower or any of its Subsidiaries, the Certificate or Articles of Incorporation or Bylaws of the Borrower or any of its Subsidiaries or any order, judgment or decree of any court or other agency of government binding on the Borrower or any of its Subsidiaries, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any indenture, mortgage, deed of trust, credit agreement or loan agreement, or any other material agreement, contract or instrument to which Borrower or any of its Subsidiaries is a party or by which it or any of it property or assets is bound or to which it may be subject (each such indenture, mortgage, deed of trust, credit agreement, loan agreement, material agreement, contract or instrument, a "CONTRACTUAL OBLIGATION"),

(iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of the Borrower or any of its Subsidiaries (other than Liens created under any of the Credit Documents in favor of Agent on behalf of the Banks), or (iv) require any approval of stockholders or any approval or consent of any Person under any Contractual Obligation of the Borrower or any of its Subsidiaries.

                  D. GOVERNMENTAL CONSENTS. The execution and delivery by the Borrower of this Amendment and the performance by the Borrower of the Amended Agreement do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body.

                  E. BINDING OBLIGATION. This Amendment and the Amended Agreement have been duly executed and delivered by the Borrower and are the legally valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

                  F. INCORPORATION OF REPRESENTATIONS AND WARRANTIES FROM CREDIT AGREEMENT. The representations and warranties contained in Section 7 of the Credit Agreement are and will be true, correct and complete in all material respects on and as of the Fifth Amendment Effective Date (as hereinafter defined) to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

                  G. ABSENCE OF DEFAULT. As of the date hereof after giving effect hereto, there exists no Default or Event of Default under the Credit Agreement.

                  SECTION 5. ACKNOWLEDGEMENT AND CONSENT

                  Each of Bioslim, Inc., Xebec Productions, Inc., Fox Marketing Associates, Inc., Time Prophets, Inc., Thane Direct FSC, Inc., Thane Direct, Inc. and Thane Direct Canada Inc. (each a "SUBSIDIARY GUARANTOR") hereby acknowledge that such Subsidiary Guarantor has read this Amendment and consents to the terms hereof and further hereby confirms and agrees that, notwithstanding the effectiveness of this Amendment, the obligations of such Subsidiary Guarantor under each of the Credit Documents to which such Subsidiary Guarantor is a party shall not be impaired and each of the Credit Documents to which such Subsidiary Guarantor is a party are, and shall continue to be, in full force and effect and are hereby confirmed and ratified in all respects.

                  SECTION 6. MISCELLANEOUS

                  A. REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT AND THE OTHER CREDIT DOCUMENTS.

                  (i) On and after the Fifth Amendment Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Credit Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended Agreement.

                  (ii) Except as specifically amended by this Amendment, the Credit Agreement and the other Credit Documents shall remain in full force and effect and are hereby ratified and confirmed.

                  (iii) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of Agent or any Bank under, the Credit Agreement or any of the other Credit Documents.

                  B. FEES AND EXPENSES. The Borrower acknowledges that all costs, fees and expenses as described in Section 13.01 of the Credit Agreement incurred by Agent and its counsel with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of the Borrower.

                  C. HEADINGS. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

                  D. APPLICABLE LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

                  E. COUNTERPARTS; EFFECTIVENESS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Amendment shall become effective upon (i) the execution of a counterpart hereof by Borrower, each Subsidiary Guarantor and Required Banks and receipt by the Borrower and Agent of written or telephonic notification of such execution and authorization of delivery thereof, (ii) receipt by the Borrower and the Agent of written or telephonic notification of such execution and authorization of delivery thereof, and (iii) receipt by Agent of evidence satisfactory to it that all outstanding statements of O'Melveny & Myers LLP have been paid in full (the date of satisfaction of such conditions being referred to herein as the "FIFTH AMENDMENT EFFECTIVE DATE"); provided that upon the Fifth Amendment Effective Date, the amendment to Section 9.04(iii) to the Credit Agreement contained in Section 1.1A of this Amendment shall become effective as of May 31, 2001 and any Default or Event of Default that arose or would otherwise be deemed to have occurred during the period from May 31, 2001 to the Fifth Amendment Effective Date as a result of the Borrower incurring Indebtedness evidenced by Capitalized Lease Obligations in excess of $1,000,000 but less than $3,300,000 shall be deemed not to have occurred.


               [Remainder of this page intentionally left blank.]

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.


Address:

78-140 Calle Tampico                       THANE INTERNATIONAL, INC.
La Quinta, California  92253
Attention:  William Hay
Telephone No.:  (760) 777-0217             By:/s/William Hay
Facsimile No.:   (760) 777-0214               ----------------------------------
                                              Name: William Hay
                                              Title: CEO

with a copy to:

HIG Infomercial Company
c/o HIG Capital Management, Inc.
1001 Brickell Bay Drive
27th Floor
Miami, Florida 33131
Attention: Sami Mnaymneh
Telephone: (903) 935-3680
Facsimile: (903) 934-9915

Address:

8-140 Calle Tampico                        BIOSLIM, INC.
La Quinta, California  92253
Attention:  William Hay
Telephone No.:  (760) 777-0217             By:/s/ William Hay
Facsimile No.:  (760) 777-0214                ----------------------------------
                                              Name: William Hay
                                              Title: Director

with a copy to:

HIG Infomercial Company
c/o HIG Capital Management, Inc.
1001 Brickell Bay Drive
27th Floor
Miami, Florida 33131
Attention: Sami Mnaymneh
Telephone: (903) 935-3680
Facsimile: (903) 934-9915

Address:

78-140 Calle Tampico                       XEBEC PRODUCTIONS, INC.
La Quinta, California  92253
Attention:  William Hay
Telephone No.:  (760) 777-0217             By:/s/Denise DuBarry Hay
Facsimile No.:   (760) 777-0214               ----------------------------------
                                              Name: Denise DuBarry Hay
                                              Title: President

with a copy to:

HIG Infomercial Company
c/o HIG Capital Management, Inc.
1001 Brickell Bay Drive
27th Floor
Miami, Florida 33131
Attention: Sami Mnaymneh
Telephone: (305) 379-2322
Facsimile: (305) 379-2013

Address:

1541 Ocean Avenue                          FOX MARKETING ASSOCIATES, INC.
Santa Monica, California  90401
Attention:
Telephone No.:                             By:/s/William Hay
Facsimile No.:                                ----------------------------------
                                              Name: William Hay
                                              Title: Director

with a copy to:

HIG Infomercial Company
c/o HIG Capital Management, Inc.
1001 Brickell Bay Drive
27th Floor
Miami, Florida 33131
Attention: Sami Mnaymneh
Telephone: (305) 379-2322
Facsimile: (305) 379-2013

Address:

245 East Olive Avenue, 2nd Floor           TIME PROPHETS, INC.
Burbank, California  91502
Attention:
Telephone No.:                             By:/s/William Hay
Facsimile No.:                                ----------------------------------
                                              Name: William Hay
                                              Title: Director

with a copy to:

HIG Infomercial Company
c/o HIG Capital Management, Inc.
1001 Brickell Bay Drive
27th Floor
Miami, Florida 33131
Attention: Sami Mnaymneh
Telephone: (305) 379-2322
Facsimile: (305) 379-2013

Address:

78-140 Calle Tampico                       THANE DIRECT FSC, INC.
La Quinta, California  92253
Attention:  William Hay
Telephone No.:  (760) 777-0217             By:/s/William F. Hay
Facsimile No.:   (760) 777-0214               ----------------------------------
                                              Name: William F. Hay
                                              Title: Director
with a copy to:
HIG Infomercial Company
c/o HIG Capital Management, Inc.
1001 Brickell Bay Drive
27th Floor
Miami, Florida 33131
Attention: Sami Mnaymneh
Telephone: (305) 379-2322
Facsimile: (305) 379-2013

Address:

78-140 Calle Tampico                       THANE DIRECT, INC.
La Quinta, California  92253
Attention:  William Hay
Telephone No.:  (760) 777-0217             By:/s/William F. Hay
Facsimile No.:   (760) 777-0214               ----------------------------------
                                              Name: William F. Hay
                                              Title: Director

with a copy to:
HIG Infomercial Company
c/o HIG Capital Management, Inc.
1001 Brickell Bay Drive
27th Floor
Miami, Florida 33131
Attention: Sami Mnaymneh
Telephone: (305) 379-2322
Facsimile: (305) 379-2013

Address:

5409 Eglinton Avenue West                  THANE DIRECT CANADA INC.
Toronto, Ontario
Canada M9C5K6
Attention:                                 By:/s/William F. Hay
Telephone No.:                                ----------------------------------
Facsimile No.:                                Name: William F. Hay
                                              Title: Director

with a copy to:

HIG Infomercial Company
c/o HIG Capital Management, Inc.
1001 Brickell Bay Drive
27th Floor
Miami, Florida 33131
Attention: Sami Mnaymneh
Telephone: (305) 379-2322
Facsimile: (305) 379-2013

Address:                                   BNP PARIBAS,
                                             Individually and as Agent
787 Seventh Avenue
New York, New York  10019
Attention:  Timothy Busler                 By:/s/Douglas R. Gouchoe
            Maureen Keating                   ----------------------------------
Telephone:  (212) 841-2000                    Name: Douglas R. Gouchoe
Facsimile:  (212) 841-2363                    Title: Managing Director

                                           By:/s/Cecile Scherer
                                              ----------------------------------
                                              Name: Cecile Scherer
                                              Title: Vice President

Address:                                   MERRILL LYNCH BUSINESS FINANCIAL
                                             SERVICES INC., as a Bank

Merrill Lynch Business Financial
  Services Inc.                            By:/s/Valerie W. Moore
222 North La Salle St.                        ----------------------------------
17th Floor                                    Name: Valerie W. Moore
Chicago, Illinois  60601                      Title: Sr. Relationship Manager
Attention:        Jeremy Dhein
Telephone:        312-269-1384
Facsimile:        312-269-1378

Address:                                   BANK OF AMERICA N.A.,
                                                     as a Bank
Commercial Special Assets - West
315 Montgomery, 5th floor
San Francisco, California 94104            By:/s/ Inge Ronk
Attention:        Inge Ronk                   ----------------------------------
Telephone:        415-622-5588                Name: Inge Ronk
Facsimile:        415-693-9534                Title: Senior Vice President